UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

CAREGUIDE, INC.
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CAREGUIDE, INC.
 4401 N.W. 124th AVENUE
 CORAL SPRINGS, FLORIDA 33065
 (954) 796-3714

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dear Stockholder,

This Information Statement is being furnished to you, as a record holder of common stock, par value $0.01 per share (the “Common Stock”) or Series A Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of CareGuide, Inc., a Delaware corporation (the “Company,” “we,” “our” or “us”) to inform you of (i) the approval on November 21, 2008 of resolutions by our Board of Directors (the “Board”) proposing amendments (the “Certificates of Amendment”) to our Certificate of Incorporation, as amended to date (the “Certificate of Incorporation”) to (A) effect a reverse split of the Common Stock (the “Reverse Split”) pursuant to which each 50,000 shares of Common Stock registered in the name of a stockholder holding at least 50,000 shares of Common Stock immediately prior to the effective time of the Reverse Split will be converted and combined into one share of Common Stock, followed immediately thereafter by a forward split of the Common Stock (the “Forward Split” and, together with the Reverse Split, the “Reverse/Forward Stock Split”) pursuant to which each share of Common Stock registered in the name of a stockholder holding at least one share of Common Stock immediately after the effective time of the Reverse Split, including fractions thereof for holders holding in excess of one whole share following the Reverse Split, will be converted and subdivided into 50,000 shares of Common Stock and (B) increase the number of authorized shares of Common Stock from 100,000,000 shares to 200,000,000 shares (the “Authorized Share Increase”) and (ii) our receipt of written consents effective as of December 5, 2008 (the “Approval Date”), approving such amendments by the requisite stockholders.

Under Section 228 of the Delaware General Corporation Law (the “DGCL”), any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that are necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present have consented to such action in writing.  Under Section 242 of the DGCL, the approval of the Reverse/Forward Stock Split and the Authorized Share Increase requires the affirmative vote or written consent of a majority of the votes entitled to be cast by holders of each of (a) the issued and outstanding shares of Common Stock, voting as a separate class and (b) the issued and outstanding shares of Common Stock and Preferred Stock, voting together as a single class on an as-converted basis.  Each holder of Common Stock is entitled to one vote per share held of record on any matter which may properly come before the stockholders, and each holder of a share of Preferred Stock is entitled to that number of votes equal to the number of shares of Common Stock into which such share of Preferred Stock may then be converted.  As of the Approval Date and the date hereof, each share of Preferred Stock was and is convertible into five shares of Common Stock.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect and ratify the Reverse/Forward Stock Split and the Authorized Share Increase as early as possible in order to accomplish the purposes described in this Information Statement, we obtained written consents approving the Reverse/Forward Stock Split and the Authorized Share Increase from holders of the requisite voting power.

As of the Approval Date and the date hereof, there were and are 67,538,976 shares of Common Stock and 6,250,000 shares of Preferred Stock issued and outstanding.  Stockholders holding 41,073,003 shares of our issued and outstanding Common Stock, or approximately 61% of the total Common Stock class vote, have approved the Reverse/Forward Stock Split and the Authorized Share Increase.  In addition, stockholders holding 6,250,000 shares of our issued and outstanding Preferred Stock, or 100% of such class, have approved the Reverse/Forward Stock Split and the Authorized Share Increase.  Therefore, on an as-converted to Common Stock basis, stockholders holding 72,323,003 shares of Common Stock, or approximately 73% of our total voting power on an as-converted basis, have approved the Reverse/Forward Stock Split and the Authorized Share Increase. The resolutions adopted by the Board and the written consents of the stockholders grant us the authority to file the Certificates of Amendment.  The Certificates of Amendment cannot be filed with the Secretary of State of the State of Delaware until at least 20 calendar days after the date this Information Statement is first mailed to our stockholders.  As a result, it is anticipated that the Certificates of Amendment will be filed with the Secretary of State of the State of Delaware, and the Reverse/Forward Stock Split and Authorized Share Increase will be consummated, on January 20, 2009, or as soon thereafter as practicable.

i

You are urged to read this Information Statement in its entirety for a description of the Reverse/Forward Stock Split and the Authorized Share Increase.

As a result of the Reverse/Forward Stock Split, stockholders owning fewer than 50,000 shares of Common Stock will be paid, in lieu of fractional shares, cash in an amount equal to $0.14 per share for each share of Common Stock owned immediately prior to the Reverse Split and will no longer be stockholders.  The holdings of all other stockholders will remain unchanged.  Please note, if you hold your shares in “street name” (i.e., in a brokerage account), you are not considered to be the record holder of those shares.  Accordingly, even though your broker is expected to provide Continental Stock Transfer and Trust Company, who will act as our exchange and payment agent (the “Exchange Agent”), with information regarding the beneficial ownership positions it holds, if you wish to ensure that your ownership position is accurately reported to the Exchange Agent, you should instruct your broker to transfer your shares into a record account in your name immediately.  If your broker holds more than 50,000 shares of our Common Stock in the aggregate, we cannot ensure that you will be paid cash in lieu of fractional interests with respect to such shares.

We intend to finance the purchase of fractional shares through the sale and issuance of additional shares of Preferred Stock for gross proceeds of up to $4.0 million, as described in this Information Statement (the “Financing”).  The intended effect of the Reverse/Forward Stock Split is to reduce the number of record holders of Common Stock to fewer than 300 so that we will be eligible to terminate the public registration of our Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  If the Reverse/Forward Stock Split has the intended effect, we intend to immediately file with the Securities and Exchange Commission (the “Commission”) a Certificate and Notice of Termination of Registration under Section 12(g) of the Exchange Act on Form 15 to terminate the registration of our Common Stock.  Immediately upon filing the Form 15, our obligation to file periodic reports with the Securities and Exchange Commission (the “Commission”), such as quarterly, annual and current reports on Forms 10-Q, 10-K and 8-K, respectively, will be suspended, and we will no longer be subject to the Commission’s proxy rules.  However, we will continue to be subject to the general anti-fraud provisions of federal and applicable state securities laws.  Deregistration of our Common Stock will be effective 90 days after the filing of the Form 15, although this period may be accelerated by the Commission.

The Reverse/Forward Stock Split was approved by the Board which, among other factors, considered the recommendation of a duly appointed special committee of the Board comprised entirely of independent directors (the “Special Committee”) formed to evaluate the feasibility and fairness from a financial point of view to our unaffiliated stockholders of a reverse split followed by a cash out of fractional interests and to recommend a price to effect the cash out that is fair to those stockholders.  Although the Reverse/Forward Stock Split has been approved by the requisite stockholders, the Board may determine not to effect the Reverse/Forward Stock Split under certain circumstances.  We have entered into an agreement with certain of our existing investors to issue additional shares of Preferred Stock in order to finance the payment of cash for fractional shares as part of the Reverse Split (the “Financing”).  However, if the Board elects to abandon the Reverse Split prior to the closing of the Financing we may, under certain circumstances, be required to pay a termination fee of $160,000 plus expenses to the investor group that has committed to finance the cash out of fractional interests in connection with the Reverse Split.

This Information Statement is being furnished to all of our stockholders pursuant to Section 14(c) of the Exchange Act, the rules promulgated thereunder and the provisions of the DGCL, solely for the purpose of informing stockholders of the Reverse/Forward Stock Split, the Authorized Share Increase, the Financing and the other transactions described herein before they take effect.  This Information Statement also serves as notice of the action taken by stockholders without a meeting, pursuant to Section 228(e) of the DGCL.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THIS INFORMATION STATEMENT OR THE TRANSACTIONS DESCRIBED IN THIS INFORMATION STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS DESCRIBED IN THIS INFORMATION STATEMENT, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Information Statement is dated December 24, 2008 and is first being mailed to our stockholders on or about December 31, 2008.  We will pay the expenses of furnishing this information statement to stockholders, including the cost of preparing, assembling and mailing this Information Statement.

ii

By Order of the Board of Directors,

/s/ Chris E. Paterson

Chris E. Paterson
Chief Executive Officer

iii

Table of Contents

Annex A-1/A-2	Certificates of Amendment
Annex B	Fairness Opinion
Annex C	Stockholders Agreement
Annex D	Certificate of Designations
Annex E-1/E-2	Financial Statements

-iv-

SUMMARY TERM SHEET

The following is a summary of the material information regarding the Reverse/Forward Stock Split and the Authorized Share Increase.  For a more complete description of the terms and effects of the Reverse/Forward Stock Split and the Authorized Share Increase, you are urged to read carefully the entire Information Statement and each of the documents that we have attached as Annexes to this Information Statement.

•
After consideration of several factors, including the recommendation of the Special Committee of a reverse split followed by a cash out of fractional interests, the Board has unanimously approved a 1-for-50,000 Reverse Split of our Common Stock, followed immediately thereafter by a 50,000-for-1 Forward Split of our Common Stock.  See the information under the caption “General Information About the Reverse/Forward Stock Split” in this Information Statement.

•
Our Board has also unanimously approved increasing the number of authorized shares of our Common Stock under our Certificate of Incorporation from 100,000,000 shares to 200,000,000 shares.  We intend to effect the Authorized Share Increase in order to provide us with additional flexibility to use our capital stock for future business and financial purposes, including the issuance of shares pursuant to convertible securities outstanding as of the date of this Information Statement and shares of Preferred Stock that we intend to issue in connection with the Financing.  See the information under the captions “General Information About the Authorized Share Increase” and “General Information About the Reverse/Forward Stock Split—Financing of the Reverse/Forward Stock Split” in this Information Statement.

•
The approval of the Reverse/Forward Stock Split and the Authorized Share Increase requires the affirmative vote or written consent of a majority of the votes entitled to be cast by holders of each of (a) the issued and outstanding shares of Common Stock, voting as a separate class, and (b) the issued and outstanding shares of Common Stock and Preferred Stock, voting together as a single class on an as-converted basis.  Each share of Preferred Stock outstanding has the same voting power as five shares of Common Stock.  Stockholders holding 41,073,003 shares of our issued and outstanding Common Stock, or approximately 61% of the total Common Stock class vote, executed written consents approving the Authorized Share Increase and the Reverse/Forward Stock Split.  In addition, stockholders holding 6,250,000 shares of our issued and outstanding Preferred Stock, or 100% of such class, executed written consents approving the Authorized Share Increase and the Reverse/Forward Stock Split.  Therefore, on an as-converted to Common Stock basis, stockholders holding 72,323,003 shares of Common Stock, or approximately 73% of our total voting power on an as-converted basis, have approved the Reverse/Forward Stock Split and the Authorized Share Increase.  See the information under the captions “General Information About the Reverse/Forward Stock Split—Vote Required” and “General Information About the Authorized Share Increase—Vote Required” in this Information Statement.

•
The Reverse/Forward Stock Split and the Authorized Share Increase will be effected pursuant to the filing of the Certificates of Amendment attached to this Information Statement as Annexes A-1 and A-2 with the Secretary of State of the State of Delaware.

•
When the Reverse/Forward Stock Split becomes effective, if you hold at least 50,000 shares of Common Stock, the number of shares of Common Stock that you hold will not change, and you will not be entitled to receive any cash payment.  You will not need to take any immediate action, including exchanging or returning any existing stock certificates, which will continue to evidence ownership of the same number of shares as set forth currently on the face of such certificates (although we may contact you after the completion of the Reverse/Forward Stock Split to reissue you a new certificate representing the same number of shares).  See the information under the captions “Special Factors—Effects of the Reverse/Forward Stock Split” and “General Information About the Reverse/Forward Stock Split—Financing of the Reverse/Forward Stock Split—Stockholders Agreement” in this Information Statement.

•
When the Reverse/Forward Stock Split becomes effective, if you hold fewer than a total of 50,000 shares of Common Stock, you will receive a cash payment of $0.14 per pre-split share.  As soon as practicable after the Reverse/Forward Stock Split, you will be notified and asked to surrender your stock certificates to our Exchange Agent.  You should allow for approximately five business days after mailing for the Exchange Agent to receive your stock certificates surrendered.  Upon receipt of a properly completed letter of transmittal and your stock certificates by the Exchange Agent, you will receive your cash payment within approximately seven to 10 business days.  See the information under the captions “Special Factors—Effects of the Reverse/Forward Stock Split” and “General Information About the Reverse/Forward Stock Split—Exchange of Certificates for Cash Payment” in this Information Statement.

Please note, if you hold your shares in “street name” (i.e., in a brokerage account), you are not considered to be the record holder of those shares.  Accordingly, even though your broker is expected to provide our Exchange Agent with information regarding the beneficial ownership positions it holds, if you wish to ensure that your ownership position is accurately reported to the Exchange Agent, you should instruct your broker to transfer your shares into a record account in your name immediately.  If your broker holds more than 50,000 shares of our Common Stock in the aggregate, we cannot ensure that you will be paid cash in lieu of fractional interests with respect to such shares.

•
The Reverse/Forward Stock Split will not affect holders of our outstanding Preferred Stock, options and warrants to purchase shares of our Common Stock, whether exercisable or unexercisable, or outstanding convertible promissory notes.  Holders of those convertible and exercisable securities will, following the Reverse/Forward Stock Split, continue to hold such securities and their terms will not be affected.  See the information under the caption “Special Factors—Effects of the Reverse/Forward Stock Split” in this Information Statement.

•
When the Reverse/Forward Stock Split becomes effective, we intend to terminate the registration of our Common Stock with the Commission.  Upon termination of our registration, we will no longer file periodic reports with the Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and we will not be subject to the Commission’s proxy rules. See the information under the captions “Special Factors—Purposes of and Reasons for the Reverse/Forward Stock Split” and “General Information About the Reverse/Forward Stock Split—Termination of Exchange Act Registration” in this Information Statement.

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After consummation of the Reverse/Forward Stock Split, we expect our business and operations generally to continue as they are currently being conducted.  We do not currently plan to initiate any new operational or strategic projects.  However, we may seek to restructure our corporate organization in order to consolidate certain of our wholly-owned subsidiaries formed in jurisdictions where we no longer engage in business.  We may also seek to upgrade and/or integrate certain of our information technology systems, in order to make such systems more scalable and efficient.  Also, we expect to have certain changes in our Board and management.  Our executive vice chairman and board member, Michael J. Condron, will become our president and chief executive officer upon the deregistration of our Common Stock.  Our current chief executive officer, Chris E. Paterson, will continue to serve in that role until Mr. Condron takes office.  Our current executive vice president of administration, Thomas J. Hannon, who joined us in November 2008, will become our chief financial officer upon the earlier of the consummation of the Reverse/Forward Stock Split or March 31, 2009. See the information under the caption “General Information About the Reverse/Forward Stock Split—Conduct of Our Business After the Reverse/Forward Stock Split” in this Information Statement.

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The Special Committee retained the services of a financial advisory firm, Navigant Consulting, Inc. (“Navigant”), to render an opinion as to the fairness from a financial point of view of the consideration to be paid to the unaffiliated holders of shares of our Common Stock who will receive cash payments for their pre-split shares and will not be continuing stockholders.  See the information under the caption “Special Factors—Summary of Fairness Opinion” in this Information Statement. The full text of the written opinion of Navigant, which sets forth assumptions made, procedures followed, matters considered and the qualifications and limitations on the scope of the review undertaken in connection with the opinion, is attached to this Information Statement as Annex B.  You are urged to, and should, read the opinion of Navigant carefully and in its entirety.

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For those stockholders who receive a cash payment as a result of the Reverse/Forward Stock Split, your receipt of cash will be a taxable transaction for United States federal income tax purposes and may be taxable for state, local, foreign and other tax purposes as well.  For our continuing stockholders who retain their Common Stock immediately following the Reverse/Forward Stock Split without the receipt of a cash payment, you will not recognize any gain or loss for federal income tax purposes.  See the information under the caption “Special Factors—Federal Income Tax Consequences of the Reverse/Forward Stock Split” in this Information Statement.  You are urged to consult with your own tax advisor regarding the tax consequences of the Reverse/Forward Stock Split in light of your particular circumstances.

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Stockholders are not entitled to appraisal rights under either our governance documents or the DGCL.  See the information under the caption “General Information About the Reverse/Forward Stock Split—Appraisal Rights” in this Information Statement.

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Under the rules of the Commission, certain individuals and entities are required to provide certain disclosures to our stockholders in order for us to effect the Reverse/Forward Stock Split.  These entities and individuals are: (1) the Company; (2) Psilos Group Partners, L.P., a Delaware limited partnership (“Psilos Fund I”), (3) Psilos Group Partners II, L.P., a Delaware limited partnership (“Psilos Fund II”), (4) Psilos/CareGuide Investment, L.P., a Delaware limited partnership (“Psilos/CareGuide,” and, together with Psilos Fund I and Psilos Fund II, the “Psilos Funds”), (5) Derace Schaffer, M.D., a member of our Board, (6) John Pappajohn, a member of our Board, (7) Essex Woodlands Health Ventures IV, L.P., a Delaware limited partnership (“Essex IV”), (8) Essex Woodlands Health Ventures V, L.P., a Delaware limited partnership (“Essex V” and, together with Essex IV, the “Essex Funds”), and (9) Hickory Venture Capital Corporation (“Hickory,” and, together with the Psilos Funds, the Essex Funds, Dr. Schaffer and Mr. Pappajohn, the “Investor Group”).  In this Information Statement, we refer to the Company and the Investor Group collectively as the “Filing Persons.”  See the information under the captions “Information About the Company” and “Information About Other Filing Persons” in this Information Statement.

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Upon consummation of the Reverse/Forward Stock Split, we estimate that we will pay approximately $0.8 million to cash out fractional shares as part of the Reverse/Forward Stock Split, including certain of the shares previously held by Radius Venture Partners I, L.P. (“Radius”).  However, this amount could increase or decrease depending on how many shares we are actually required to cash out upon consummation of the Reverse/Forward Stock Split, which will depend in part on whether stockholders who presently own less than 50,000 shares buy additional shares in order to remain stockholders following the Reverse/Forward Stock Split and whether stockholders who presently own 50,000 or more shares sell shares in order to participate in the cash out.  In addition, we anticipate incurring approximately $1.0 million in advisory, legal, financial, accounting, printing and other fees and costs in connection with the Reverse/Forward Stock Split and related transactions.  See the information under the caption “General Information About the Reverse/Forward Stock Split—Fees and Expenses” in this Information Statement.

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To fund the Reverse/Forward Stock Split, including associated fees and costs, we will issue shares of our Preferred Stock in the Financing.  We expect to receive gross proceeds of up to $4.0 million from the Financing, under which the members of the Investor Group have agreed to purchase our Preferred Stock at a price of $0.60 per share (or, since each share of Preferred Stock issued in the Financing will initially convertible into five shares of Common Stock, $0.12 on a common equivalent basis).  As a result of issuing additional shares of Preferred Stock, continuing stockholders who are not members of the Investor Group will incur dilution of approximately 22% in terms of their percentage ownership of our Company, on an as-converted to Common Stock basis, assuming the consummation of the Reverse/Forward Stock Split, the repurchase of fractional interests and the completion of the Financing in the amount of $4.0 million.  Any proceeds of the Financing beyond those necessary to repurchase shares and the costs of the Reverse/Forward Stock Split, will be used for working capital and other general corporate purposes.  See the information under the captions “Special Factors—Potential Disadvantages of the Reverse/Forward Stock Split” and “General Information About the Reverse/Forward Stock Split—Financing of the Reverse/Forward Stock Split” in this Information Statement.

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The terms and conditions of the Financing are set forth in a stock purchase agreement, as amended (the “Purchase Agreement”) by and among the Company and each member of the Investor Group.  The Investor Group’s obligations under the Purchase Agreement are expressly contingent on, among other things, the consummation of the Reverse/Forward Stock Split and deregistration of our Common Stock with the Commission.  If we are unable to consummate the Reverse/Forward Stock Split or the deregistration of our Common Stock, or if we are unable to satisfy any of the other conditions set forth in the Purchase Agreement, we may not receive any proceeds under the Purchase Agreement and therefore may not be able to consummate the transactions described in this Information Statement.  See the information under the caption “General Information About the Reverse/Forward Stock Split—Financing of the Reverse/Forward Stock Split—Purchase Agreement” in this Information Statement.

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Upon consummation of the Reverse/Forward Stock Split and the other transactions described in this Information Statement, we also intend to enter into a stockholders agreement (the “Stockholders Agreement”), substantially in the form attached to this Information Statement as Annex C, with certain of our continuing stockholders.  Each member of the Investor Group has agreed to become a party to the Stockholders Agreement upon the closing of the Financing.  Also, as a condition to the Investor Group’s performance of its obligations under the Purchase Agreement, each of our directors and officers are required to become a party to the Stockholders Agreement upon the closing of the Financing. Following the consummation of the Reverse/Forward Stock Split, all other continuing stockholders will be contacted regarding becoming parties to the Stockholders Agreement, but are not required to do so.  The Stockholders Agreement will provide to each stockholder party to it certain rights, including registration rights, the right, under certain circumstances, to purchase shares of stock proposed to be transferred by other stockholders who are party to the agreement or to sell stock along with such stockholder, and, for the Investor Group only, the right to specified financial information and preemptive rights to purchase its pro rata portion of equity securities that we may issue, subject, in all circumstances, to the terms of the Stockholders Agreement.  Stockholders who are party to the agreement will also be subject to certain obligations, including restrictions on their ability to transfer their shares and an agreement to vote their shares in favor of the Board members designated by the Psilos Funds, the Essex Funds, Mr. Pappajohn and Dr. Schaffer and, in certain circumstances, to vote in favor of a “sale of the Company” (as such term is defined in the Stockholders Agreement), to the extent such a sale is approved by holders of at least two-thirds of the outstanding Preferred Stock.  Upon the consummation of the Reverse/Forward Stock Split, we will not be obligated, except as may be provided by law, to provide continuing stockholders other than members of the Investor Group with any ongoing financial information about us.  See the information under the caption “General Information About the Reverse/Forward Stock Split—Financing of the Reverse/Forward Stock Split—Stockholders Agreement” in this Information Statement.

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Our Board has unanimously determined that the Reverse/Forward Stock Split, including the other transactions contemplated in connection with the Reverse/Forward Stock Split, is fair to and in the best interests of all of our unaffiliated stockholders, including those stockholders who will receive only cash as a result of the Reverse/Forward Stock Split as well as those stockholders who will continue as stockholders after the consummation of the Reverse/Forward Stock Split.  Nonetheless, the Board believes that it is prudent to recognize that, between the date of this Information Statement and the date that the Reverse/Forward Stock Split will become effective, factual circumstances could change such that it might not be appropriate or desirable to effect the Reverse/Forward Stock Split at that time or on the terms currently proposed.  Such factual circumstances could include a superior offer to our stockholders, a material change in our business or financial condition or litigation affecting our ability to proceed with the Reverse/Forward Stock Split.  If the Board decides to withdraw or modify the Reverse/Forward Stock Split, the Board will notify the stockholders of such decision promptly in accordance with applicable rules and regulations.  We may terminate the Purchase Agreement in order to engage in a transaction that the Board concludes in good faith is (1) on terms and conditions materially more favorable from a financial point of view to our stockholders than those contemplated by the Reverse/Forward Stock Split, (2) the conditions to the consummation of which are all reasonably capable of being satisfied without undue delay and (3) for which financing, to the extent required, is committed (a “Superior Offer”), if the Board concludes in good faith that such action is required in order for the Board to comply with its fiduciary obligations to our stockholders under applicable law.   If we terminate the Purchase Agreement as a result of a Superior Offer, we would be obligated to pay the Investor Group $160,000 plus all of its out-of-pocket costs and expenses, including reasonable legal fees and expenses (the “Termination Fee”), incurred in connection with the Purchase Agreement and the transactions contemplated by it.  See the disclosure under the caption “General Information About the Reverse/Forward Stock Split—Financing of the Reverse/Forward Stock Split” in this Information Statement.

QUESTIONS AND ANSWERS ABOUT THE REVERSE/FORWARD STOCK SPLIT AND THE AUTHORIZED SHARE INCREASE

Following are some questions about the Reverse/Forward Stock Split, the Authorized Share Increase and the related transactions that may be raised by our stockholders, and answers to each of those questions.  The answers to the questions below may not include all the information that is important to you.  You are urged to read carefully the entire Information Statement and each of the documents that we have attached as Annexes to this Information Statement.

Q:	What are some of the advantages of the Reverse/Forward Stock Split?

A:	Our Board believes that the Reverse/Forward Stock Split may have the following advantages, among others:

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we will terminate the registration of our Common Stock under the Exchange Act, which will eliminate the significant costs related to complying with our obligations as a public company.  We estimate that following our deregistration we will save approximately $750,000 before taxes annually and a portion of approximately $250,000 in one-time expense, as a result of not having to incur certain external auditor, consulting and legal fees and other expenses, including the hiring of additional personnel, related to preparation for and ongoing compliance with the internal controls audit requirements imposed by Section 404 (“Section 404”) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), which we would become subject to beginning with our fiscal year ending December 31, 2009;

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small stockholders will not be obligated to pay any commissions in connection with the Reverse/Forward Stock Split.  However, if you hold your shares through a nominee your nominee may charge you a fee;

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we believe we will be able to achieve overhead reductions associated with the Reverse/Forward Stock Split without negatively affecting our business operations.  Since we will no longer have to comply with the public reporting and other requirements of the Exchange Act and the Sarbanes-Oxley Act, we will no longer need to incur certain expenses relating to printing and mailing stockholder documents, Commission filing fees and personnel time required to comply with our obligations under certain federal securities laws;

•	we will be able to provide complete liquidity for our stockholders holding fewer than 50,000 shares where there has, recently, been limited liquidity available through the public trading markets; and

•	we may benefit from not having to reveal detailed financial and operational information to the public and our competitors.

See the information under the captions “Special Factors—Purposes of and Reasons for the Reverse/Forward Stock Split” and “Special Factors—Potential Advantages of the Reverse/Forward Stock Split” in this Information Statement.

Q:	What are some of the disadvantages of the Reverse/Forward Stock Split?

A:	Our Board believes that the Reverse/Forward Stock Split may have the following disadvantages, among others:

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stockholders owning fewer than 50,000 shares of our Common Stock will not have an opportunity to liquidate their shares at a time and for a price of their choosing.  Instead, such stockholders will be cashed out, will no longer be stockholders and will not have the opportunity to participate in or benefit from any future potential appreciation in our value;

•
stockholders holding our Common Stock following the Reverse/Forward Stock Split will no longer have readily available to them all of the legally mandated information regarding our operations and financial results that is currently available in our filings with the Commission;

•	it will be more difficult for us to access the public capital markets;

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the termination of our Exchange Act registration will make many of the provisions of the Exchange Act that are intended to protect investors, such as certain short-swing profit provisions of Section 16, the proxy solicitation rules under Section 14 and the stock ownership reporting rules under Section 13, no longer applicable;

•	the Sarbanes-Oxley Act, which imposed many additional rules and regulations on public companies that were designed to protect investors, will no longer apply to us; and

•	stockholders will no longer have certain other rights and protections that the federal securities laws give to stockholders of public companies.

See the information under the caption “Special Factors—Potential Disadvantages of the Reverse/Forward Stock Split” in this Information Statement.

Q:	What are some of the factors that the Board considered in approving the Reverse/Forward Stock Split?

A:	The Board considered numerous factors in approving the Reverse/Forward Stock Split, including:

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the financial presentations and analyses of management, the Special Committee and Navigant, including Navigant’s valuation of the Company and determination of a range of fair prices per pre-split share;

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the Board’s discussions and conclusions about the fairness of the price of $0.14 per pre-split share to be paid following the Reverse/Forward Stock Split to our stockholders owning fewer than 50,000 shares of our Common Stock at the time of the Reverse/Forward Stock Split;

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the recommendation of the Special Committee to the Board regarding the feasibility and fairness from a financial point of view to our unaffiliated stockholders of a reverse split followed by a cash out of fractional interests and its recommendation of a price to effect such a cash out that is fair to those stockholders;

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the opinion of Navigant to the effect that, as of June 18, 2008 (the date of the opinion), consideration of $0.14 per pre-split share is fair, from a financial point of view, to holders of shares of Common Stock who will receive cash payments for their pre-split shares and will not be continuing stockholders;

•	the projected tangible and intangible cost savings to us by terminating our status as a public company; and

•	the fact that there has been only a limited public trading market for our Common Stock.

For a more comprehensive review of the factors considered by the Board, see the information under the caption “Special Factors” in this Information Statement.

Q:	What will the effect of the Reverse/Forward Stock Split be?

A:	The effect of the Reverse/Forward Stock Split will be as follows:

•
when the Reverse/Forward Stock Split becomes effective, if you are a holder of at least 50,000 shares of Common Stock, the number of shares of Common Stock that you hold will not change, and you will not be entitled to receive any cash payment.  You will not need to take any immediate action, including exchanging or returning any existing stock certificates, which will continue to evidence ownership of the same number of shares as set forth currently on the face of the certificates, although you may be contacted after the transaction to exchange your stock certificates for stock certificates appropriate for a private company;

•
when the Reverse/Forward Stock Split becomes effective, if you are a holder of fewer than 50,000 shares of Common Stock, you will receive a cash payment of $0.14 per pre-split share.  As soon as practicable after the Reverse/Forward Stock Split, you will be notified and asked to surrender your stock certificates to the Exchange Agent.  You should allow for approximately five business days after mailing for the Exchange Agent to receive your stock certificates surrendered.  Upon receipt of a properly completed letter of transmittal and your stock certificates by the Exchange Agent, you will receive your cash payment within approximately seven to 10 business days; and

•
the Reverse/Forward Stock Split will not affect holders of our outstanding Preferred Stock or options and warrants to purchase shares of our Common Stock, whether exercisable or unexercisable, or outstanding  convertible promissory notes.  Holders of these convertible and exercisable securities will, following the Reverse/Forward Stock Split, continue to hold such securities and their terms will not be affected.

Stockholders holding our Common Stock in “street name” (i.e., in a brokerage account) may be subject to special requirements.  Please carefully review the information under the caption “Special Factors—Effects of the Reverse/Forward Stock Split” in this Information Statement.

Q:	How will payment for shares be effected?

A:
As soon as practicable after the Reverse/Forward Stock Split, the Exchange Agent will send all stockholders with stock certificates representing the right to receive cash payments a letter of transmittal to be used to transmit Common Stock certificates.  Upon proper completion and execution of the letter of transmittal, and the return of the letter of transmittal and accompanying stock certificate(s) to the Exchange Agent, each stockholder entitled to receive payment will receive a check for such stockholder’s stock.  Stockholders should allow for approximately five business days after mailing for the Exchange Agent to receive the letter of transmittal and accompanying stock certificate.  The Exchange Agent will send a check for such stockholder’s stock within approximately seven to 10 business days after receiving such letter of transmittal and accompanying stock certificate.  In the event we are unable to locate a stockholder, or if a stockholder fails properly to complete, execute and return the letter of transmittal and accompanying stock certificate to the Exchange Agent, any funds payable to such holder pursuant to the Reverse/Forward Stock Split will be held in escrow until a proper claim is made, subject to applicable abandoned property laws.  Please do not send your stock certificates to us or the Exchange Agent until after you have received the instructions.  See the information under the caption “General Information About the Reverse/Forward Stock Split—Exchange of Certificates for Cash Payment” in this Information Statement.

Q:	What are the interests of our directors and executive officers in the Reverse/Forward Stock Split and the Financing?

A:
As a result of the Reverse/Forward Stock Split and the Financing (assuming the sale of an aggregate of $4.0 million of our Preferred Stock), we estimate that our directors and executive officers and their affiliated entities, collectively, will increase their beneficial ownership of our Common Stock from approximately 71% to 83%.  The number of shares held by our directors and officers immediately prior to the Reverse/Forward Stock Split will remain substantially unchanged as a result of the Reverse/Forward Stock Split. Those of our directors who are participating or who are representatives of investors who are participating in the Financing will increase their beneficial ownership as a result of the Financing. Their aggregate interest will also increase as a percentage of outstanding shares due to the retirement of fractional shares purchased by us as part of the Reverse/Forward Stock Split.  Each share of Preferred Stock is, and each share of Preferred Stock to be issued in the Financing initially will be, convertible into five shares of Common Stock.  In addition, in December 2008, Radius distributed all of its shares of our Common Stock to its partners.  Albert Waxman, the chairman of our Board, is a limited partner of Radius and, by virtue of the distribution, Dr. Waxman received approximately 34,000 shares of Common Stock.  Because these are the only shares that Dr. Waxman owns directly in his name, and because they are fewer than 50,000 shares, we expect these shares to be cashed out, at a price of $0.14 per pre-split share, upon consummation of the Reverse/Forward Stock Split on the same terms as all other stockholders holding less than 50,000 shares.  See the information under the caption “Information About the Company—Interests of our Executive Officers and Directors in the Reverse/Forward Stock Split and the Financing” in this Information Statement.

Q:	What is the interest of the Investor Group in the Reverse/Forward Stock Split and the Financing?

A:
As a result of the Reverse/Forward Stock Split and the Financing (assuming the sale of an aggregate of $4.0 million of our Preferred Stock), we estimate that the Investor Group will increase its aggregate beneficial ownership of our Common Stock from approximately 75% to 84%.  The number of shares of Common Stock and Preferred Stock held by the Investor Group immediately prior to the Reverse/Forward Stock Split will remain substantially unchanged as a result of the Reverse/Forward Stock Split.  However, its aggregate percentage ownership of our Common Stock on an as-converted basis will increase due to the retirement of fractional shares purchased by us as part of the Reverse Split, as well as its acquisition of additional shares of Preferred Stock in the Financing.  In addition, the Investor Group will have certain rights not shared by our other stockholders under the Stockholders Agreement, including the right to designate members of our Board, the right to receive periodic financial information about us and preemptive rights to purchase our equity securities that may be issued from time to time.  See the information under the caption “Information About Other Filing Persons—Interests of the Investor Group in the Reverse/Forward Stock Split and the Financing” in this Information Statement.

Q:	What if I hold shares of Common Stock in “street name”?

A:
If you hold shares of our Common Stock in “street name,” then your broker, bank or other nominee is considered the stockholder of record with respect to those shares and not you.  We intend to treat stockholders holding shares of our Common Stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their own name.  Accordingly, if you hold 50,000 or more shares of Common Stock in street name you will remain a stockholder after consummation of the Reverse/Forward Stock Split.  On the other hand,  if you hold fewer than 50,000 shares of Common Stock in street name it is intended that you receive cash for your shares. However, it is also possible that the bank, broker or other nominee also holds shares for other beneficial owners of our Common Stock and that it may hold 50,000 or more shares in the aggregate.  Therefore, depending upon your nominee’s procedures, your nominee may not be obligated to treat the Reverse/Forward Stock Split as affecting its beneficial holders’ shares and you may not receive cash for your fractional interests.  If you hold fewer than 50,000 shares of our Common Stock in street name, we encourage you to contact your bank, broker or other nominee directly as soon as possible so that arrangements can be made, if necessary, to register your holdings to ensure that you receive the cash payment of $0.14 per share.  See the information under the caption “Special Factors—Effects of the Reverse/Forward Stock Split” in this Information Statement.

Q:
What if I hold 50,000 or more shares of Common Stock in the aggregate through multiple brokerage or record accounts or a combination of brokerage and record accounts, each with fewer than 50,000 shares?

A:
We do not intend to pay cash to holders of 50,000 or more shares of our Common Stock in the aggregate.  In the event that you hold a total of 50,000 or more shares of Common Stock, but these shares are divided up among multiple brokerage and/or record accounts, each with fewer than 50,000 shares, our Exchange Agent will attempt to contact you at the address we have on record or through your brokerage to make the necessary arrangements to register and, where applicable, aggregate your positions.  However, there can be no assurance that our Exchange Agent will be able to contact you or, where applicable, that our Exchange Agent will be able to successfully compare your holdings across multiple brokerage and/or record accounts.  If you hold a total of 50,000 or more shares of Common Stock divided up among multiple brokerage and/or record accounts, each with fewer than 50,000 shares, we urge you to contact your broker immediately to make arrangements to register and/or consolidate your holdings or take such other steps as may be necessary in order to avoid processing delays after consummation of the Reverse/Forward Stock Split.  See the information under the caption “Special Factors—Effects of the Reverse/Forward Stock Split” in this Information Statement.

Q:
I understand that the Board previously proposed a reverse split ratio of 1-for-100,000. Why did the Board determine it was in the best interests of the Company’s stockholders to reduce this ratio to 1-for-50,000?

A:
The Board approved an initial ratio for the reverse split of 1-for-100,000 (the “Initial Ratio” and, along with the initial ratio of 100,000-for-1 for the forward split, the “Initial Ratios”) in order to reduce our record holders to a number sufficiently below 300 that we would be unlikely, in the future, to inadvertently increase our record holder base to 300 or more, and thus be required to re-register our Common Stock with the Commission.  In late October 2008 and early November 2008, the Investor Group indicated to us, on several occasions, that, in light of current economic conditions, it would not be willing to fund a cash out of fractional interests using the Initial Ratios and proposed reducing the ratio for the reverse split to 1-for-50,000 (the “New Ratio” and, along with the new ratio of 50,000-for-1 for the forward split, the “New Ratios”) in order to reduce the amount of proceeds from the Financing that would be required to cash out fractional interests in the Reverse/Forward Stock Split.   In light of these changed circumstances, and recognizing that we could not undertake the transaction without the financial support of the Investor Group, the Board determined to proceed with the transaction using the New Ratios.  See the information under the caption “Special Factors—Background of the Reverse/Forward Stock Split” in this Information Statement.

Q:	What will be the effect of reducing the ratio of the reverse split from 1-for-100,000 to 1-for-50,000?

A:
Reducing the ratio of the reverse split from 1-for-100,000 to 1-for-50,000 is expected to decrease the number of shares to be cashed out in connection with the Reverse/Forward Stock Split.  As a result of reducing the number of shares we expect to cash out, we estimate that the cost of the cash out to us will decrease from our prior projection of approximately $1.1 million (which excluded the amount we previously estimated would be used to repurchase shares held by Radius) to approximately $0.8 million (which includes $0.2 million we currently estimate will be needed to cash out fractional interests held by Radius distributees following the Reverse/Forward Stock Split).  However, this amount could increase or decrease depending on how many shares we are actually required to cash out upon consummation of the Reverse/Forward Stock Split, which will depend in part on whether stockholders who presently own less than 50,000 shares buy additional shares in order to remain stockholders following the Reverse/Forward Stock Split and whether stockholders who presently own 50,000 or more shares sell shares in order to participate in the cash out.  We intend to pay for the cash out using proceeds from the Financing.  The reduction in the split ratio will also increase the number of stockholders who we expect will remain stockholders following the consummation of the Reverse/Forward Stock Split from our prior estimate of approximately 30 to approximately 160 holders.  However, we do not believe that such an increase would materially increase our risk of having to re-register our Common Stock due to an inadvertent increase in the number of our record holders in the future.

Q:	Could the Board again determine that a different ratio should be used for the Reverse Split?

A:
The Board may at any time prior to the effectiveness of the Reverse Split, and only with the consent of the Investor Group, again determine to use a different ratio if the Board determines that it is necessary to reduce the number of our record holders in order to effect the deregistration of our Common Stock under the Exchange Act or otherwise in our best interest or the best interest of our stockholders to do so.  If the Board alters the ratio again, we will provide you with notice through an amendment to this Information Statement.

Q:	Can the Board determine not to proceed with the Reverse/Forward Stock Split as currently contemplated?

A:
The Board may determine not to proceed with the Reverse/Forward Stock Split as currently contemplated, or to change certain of the terms of the Reverse/Forward Stock Split, if it believes that abandoning or changing the terms of the Reverse/Forward Stock Split is in our best interest and the best interest of our stockholders.  If the Board determines not to proceed with the Reverse/Forward Stock Split, we will continue to operate our business as presently conducted.  In addition, the Board may determine not to proceed with the Reverse/Forward Stock Split in order to consider and/or pursue a Superior Offer.  However, if we abandon the Reverse/Forward Stock Split in order to consider and/or pursue a Superior Offer, we will have to pay the Termination Fee of $160,000 plus all out-of-pocket costs and expenses (including reasonable legal fees and expenses) incurred by the Investor Group in connection with the Purchase Agreement and the Financing. See the information under the caption “General Information About the Reverse/Forward Stock Split—Reservation of Rights” in this Information Statement.

Q:	What are the federal income tax consequences of the Reverse/Forward Stock Split to me?

A:
If you are not subject to any special rules that may be applicable to you under federal tax laws, then generally, a stockholder receiving cash in exchange for his, her or its shares or in lieu of fractional shares in connection with the Reverse/Forward Stock Split will recognize capital gain or loss for United States federal income tax purposes.  A continuing stockholder who does not receive any cash for fractional shares as a result of the Reverse/Forward Stock Split generally will not recognize any gain or loss for United States federal income tax purposes.  See the information under the caption “Special Factors—Federal Income Tax Consequences of the Reverse/Forward Stock Split” in this Information Statement.  We urge you, however, to consult with your personal tax advisor with regard to the individual tax consequences to you of the Reverse/Forward Stock Split.

Q:	What information will I be able to get about the Company if I continue to hold stock after the Reverse/Forward Stock Split?

A:
After the Reverse/Forward Stock Split, other than to members of the Investor Group, we do not intend to make available to our stockholders any financial or other information about us that is not required by law.  We do not intend, but may in our discretion elect, to distribute press releases for material and other events.  We will continue to hold stockholder meetings as required under Delaware law, including annual meetings, or to take actions by written consent of our stockholders in lieu of meetings.  See the information under the caption “General Information About the Reverse/Forward Stock Split—Financing of the Reverse/Forward Stock Split—Stockholders Agreement” in this Information Statement.

Q:	What is the total cost of the Reverse/Forward Stock Split to the Company?

A:
We estimate that we will pay approximately $0.8 million to cash out fractional shares as part of the Reverse/Forward Stock Split, including certain of the shares previously held by Radius.  However, this amount could increase or decrease depending on how many shares we are actually required to cash out upon consummation of the Reverse/Forward Stock Split, which will depend in part on whether stockholders who presently own less than 50,000 shares buy additional shares in order to remain stockholders following the Reverse/Forward Stock Split and whether stockholders who presently own 50,000 or more shares sell shares in order to participate in the cash out.  In addition, we anticipate incurring approximately $1.0 million in advisory, legal, financial, accounting, printing and other fees and costs in connection with the Reverse/Forward Stock Split and related transactions.  See the information under the caption “General Information About the Reverse/Forward Stock Split—Fees and Expenses” in this Information Statement.

Q:	What does the deregistration of our Common Stock mean?

A:
Following the Reverse/Forward Stock Split, we expect to have fewer than 300 stockholders of record, which will enable us to terminate the registration of our Common Stock under the Exchange Act.  Following the termination of the registration of our Common Stock under the Exchange Act, we will no longer be required to file annual, quarterly and other reports with the Commission, and beginning 90 days after such deregistration, our executive officers, directors and 10% stockholders will no longer be required to file reports with the Commission relating to their transactions in our Common Stock.  Our shares of Common Stock will not be registered on any stock exchange, and we expect that our Common Stock will cease to be quoted on the OTC Bulletin Board (the “OTCBB”) and that any trading in our Common Stock would continue only in privately negotiated sales.  See the information under the captions “Special Factors—Purposes of and Reasons for the Reverse/Forward Stock Split” and “General Information About the Reverse/Forward Stock Split—Termination of Exchange Act Registration” in this Information Statement.

Q:	Am I entitled to appraisal rights in connection with the Reverse/Forward Stock Split?

A:
You are not entitled to appraisal rights under either our governance documents or the DGCL.  See the information under the caption “General Information About the Reverse/Forward Stock Split—Appraisal Rights” in this Information Statement.

Q:	At what prices has our stock traded recently?

A:
As of the date of this Information Statement, our Common Stock is traded on the OTCBB.  From January 1, 2008, through July 17, 2008 (the date immediately prior to our announcement of our intention to undertake a reverse split followed by a cash out of fractional interests), the closing price of our Common Stock ranged between $0.06 and $0.10 per share.  Following the announcement on July 18, 2008, through the date of this Information Statement, the closing price of our Common Stock has ranged between $0.08 and $0.13 per share.  See the information under the caption “Information About the Company—Price Range of Common Stock” in this Information Statement.

Q:	How is the Reverse/Forward Stock Split being financed?

A:
To fund the Reverse/Forward Stock Split, including associated fees and costs, we will issue shares of our Preferred Stock in the Financing.  We expect to receive gross proceeds of up to $4.0 million from the Financing, under which the members of the Investor Group have agreed to purchase our Preferred Stock at a price of $0.60 per share (or, since each share of Preferred Stock issued in the Financing will initially convertible into five shares of Common Stock, $0.12 on a common equivalent basis).  As a result of issuing additional shares of Preferred Stock, continuing stockholders who are not members of the Investor Group will incur dilution of approximately 22% in terms of their percentage ownership of our Company, on an as-converted to Common Stock basis, assuming the consummation of the Reverse/Forward Stock Split, the repurchase of fractional interests and the completion of the Financing in the amount of $4.0 million.  Any proceeds of the Financing beyond those necessary to repurchase shares and pay the costs of the Reverse/Forward Stock Split will be used for working capital and other general corporate purposes.  See the information under the caption “General Information About the Reverse/Forward Stock Split—Financing of the Reverse/Forward Stock Split” in this Information Statement.

Q:	Why is the Company undertaking the Authorized Share Increase?

A:
The Board has approved the Authorized Share Increase in order to provide us with additional flexibility to use our capital stock for future business and financial purposes, including the issuance of shares pursuant to convertible securities outstanding as of the date of this Information Statement and shares of Preferred Stock that we intend to issuein connection with the Financing.  In addition to the 67.5 million shares of Common Stock outstanding as of the date of this Information Statement, we have reserved:

•	approximately 16.3 million shares of Common Stock for issuance upon exercise of options granted or which may be granted under our stock option plans;

•
approximately 7.0 million shares of Common Stock for issuance upon exercise of warrants currently held by the Investor Group as well as certain of our current and former directors, executive officers and service providers;

•	a maximum of approximately 7.5 million shares of Common Stock that may be issued upon conversion of outstanding convertible promissory notes (the “Convertible Notes”);

•	approximately 31.3 million shares of Common Stock for issuance upon conversion of currently outstanding shares of Preferred Stock; and

•	a maximum of approximately 33.3 million shares of Common Stock for issuance upon conversion of shares of Preferred Stock that may be issued in the Financing.

In the Reverse/Forward Stock Split, we currently estimate that we will repurchase approximately 5.9 million shares of Common Stock.  Therefore, after the Authorized Share Increase and the Reverse/Forward Stock Split, we estimate that we will have approximately 157.0 million shares of Common Stock outstanding or reserved for future issuance (although this number may change depending on how many shares of Common Stock we ultimately repurchase in connection with the cash out).

See the information under the caption “General Information About the Authorized Share Increase” in this Information Statement.

Q:	Does the Company currently have any plans to issue additional shares of capital stock?

A:
Other than as described in this Information Statement, including as a result of the Financing, we do not currently have any definitive plans to issue additional shares of our capital stock.  However, the Authorized Share Increase is intended to give us additional flexibility to use our capital stock for business and financial purposes in the future.  The additional shares may be used for various purposes without further stockholder approval, except as may be required by law or by the terms of any agreements to which we are a party.  These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, expanding our business or product lines through the acquisition of other businesses or products, and other purposes.

Q:	Who are the Filing Persons?

A:
For the purposes of this Information Statement, the Filing Persons are those individuals and entities required under the rules of the Commission to provide certain disclosures to our stockholders in order for us to effect the Reverse/Forward Stock Split.  In addition to the Company, the Filing Persons include each member of the Investor Group.  See the information under the captions “Information About the Company” and “Information About Other Filing Persons” in this Information Statement.

Q:	Who can help answer my questions?

A.
If you have additional questions about the Reverse/Forward Stock Split, the Authorized Share Increase, the Financing or any of the other disclosures in this Information Statement, you should contact us at (954) 796-3714.

SPECIAL FACTORS

Background of the Reverse/Forward Stock Split

The Company is the product of a merger between Patient Infosystems, Inc., a public company, and CCS Consolidated, Inc. (“CCS”), a private company, that was completed in January 2006.  We later changed our name to CareGuide, Inc.  Throughout 2006, our primary focus was to integrate the merged businesses and to establish a new business model.  Specifically, during 2006 we sought to transition away from capitated contracts, in which we accept risk with respect to the cost of services rendered, to an administrative services and fee-for-service revenue model, in which we do not accept risk.  Also, in December 2006, we acquired the Haelan Corporation (“Haelan”), through which we acquired our One Care Street product.  The acquisition of Haelan was also part of our transition to an integrated total healthcare management company.

However, during 2007, despite efforts to reduce our expenses, we experienced losses from operations and negative cash flows.  Our cash position was further hurt by our release of a letter of credit in order to reconcile an account with one of our customers.  For the three months and six months ended June 30, 2007, we realized a net loss of approximately $3.3 million and $6.0 million, respectively.  As of June 30, 2007, we had approximately $2.0 million in cash and cash equivalents, after experiencing a net decrease in cash and cash equivalents of approximately $4.0 million during the second quarter.

Following the integration of the merged businesses and establishment of a new business model, we began to consider alternative strategies during the summer of 2007 when, in light of our continuing losses and negative cash flow, our Board and management began discussions regarding strategic alternatives for raising additional funds for operations.  In June 2007, we engaged Dougherty & Company LLC (“Dougherty”) as our financial advisor with respect to a proposed private placement of our securities.  From July 2007 through September 2007, we met with a number of prospective investors who conducted initial due diligence on us, but no agreements were reached regarding a financing transaction.

During September and October 2007, with the assistance of Dougherty, we explored other alternatives, such as a recapitalization with financing from a third party.  We also continued to seek outside financing, in the form of debt, convertible debt or equity.  In October 2007, we formally engaged Dougherty as our financial advisor with respect to the potential sale of the Company or other consolidation or merger.

In late October 2007, we received a preliminary, conditional offer from a private equity firm to acquire all of our outstanding shares of Common Stock for $0.23 per share, which represented approximately a 15% premium to the price of our Common Stock quoted on the OTCBB at that time.  This offer expired on October 26, 2007.  At a meeting on October 29, 2007, the Board discussed the merits of the transaction and authorized Dr. Waxman to continue negotiations with the private equity firm.  The private equity firm later raised its conditional offer to $0.27 per share, subject to its completion of due diligence and documentation of a final agreement.  This offer was never put in writing.  After diligence activities, the private equity firm withdrew its offer and informed Dr. Waxman that it would not be proceeding with negotiations.  In November 2007, we also received an offer for a term loan and convertible note, in aggregate principal amount of $12 million, from an institutional lender.  However, the lender sought guarantees from certain of our principal investors for 75% of the principal amount, which we were not able to obtain.  Accordingly, we determined not to pursue this line of financing.

Without any other firm offers to acquire control of us or otherwise invest funds in us on terms acceptable to the Board, the Investor Group began discussions with management regarding a potential financing led by our current investors.  In November 2007, representatives of the Psilos Funds and Mr. Pappajohn made an initial proposal to us regarding a potential equity financing by the Investor Group in the amount of up to $4.0 million.  At a meeting of the Board on November 20, 2007, the directors affiliated with the Investor Group presented a proposal to the Board whereby the Investor Group would agree to fund our short-term cash needs in exchange for Preferred Stock as set forth in a term sheet presented to the Board.

Because of the interested nature of the proposed transaction, the Board determined that it would be in our best interest and the best interest of our stockholders to form a special committee, comprised of Michael Barber and William C. Stapleton, to evaluate the financing proposal from, and to negotiate the terms of the financing with, the Investor Group.  Dr. Barber and Mr. Stapleton are independent members of our Board not affiliated with any member of the Investor Group.  The Board considered Mr. Stapleton and Dr. Barber to be independent because neither director (nor any family member of such director) was or is employed by, or otherwise receives any compensation from, us other than for service as a director and, in Dr. Barber’s case, for consulting services, on an hourly basis, related to our sales and marketing activities; and neither Mr. Stapleton nor Dr. Barber owns any shares of our Common Stock or any other of our securities, other than (i) a warrant owned by each director to purchase 100,000 shares of Common Stock (of which 25,000 shares are vested in each case) and (ii) in the case of Dr. Barber, a convertible promissory note in the principal amount of approximately $848,000.  Neither the terms of the warrants nor the convertible promissory note will be affected by the Reverse/Forward Stock Split.

In early December 2007, the special committee accepted the Investor Group’s proposal to invest up to $4.0 million through the purchase of Preferred Stock and directed management to finalize the terms of the investment.  Over the following weeks, we and the Investor Group negotiated the documentation for the investment, including the size and pro rata allocation of the investment among the Investor Group.  The Investor Group also contacted Radius regarding its interest in participating in the financing, but Radius declined to participate.  On December 28, 2007, we and the Investor Group executed a purchase agreement providing for the purchase of $3.75 million worth of Preferred Stock in four tranches through April 2008.  The timing of drawing down each tranche would be determined by us.

Although we had secured interim funding through the Preferred Stock investment from the Investor Group, the Board recognized that additional measures would be required during 2008.  At special meetings of the Board held on February 28, 2008 and March 20, 2008, the Board discussed concerns regarding the significant and increasing ongoing costs of remaining a public company as a result of the rules and regulations of the Commission, relative to the limited value realized by our stockholders.  The Board discussed, among others, the lack of an active trading market for the Common Stock, the lack of substantial analyst coverage of us and our inability to access the public capital markets as some of the instances where our stockholders are not receiving the typical benefits of public company ownership.  Representatives of Cooley Godward Kronish LLP, our outside legal counsel (“Cooley”), discussed generally some of the alternatives available to us in light of the Board’s concerns, including the possibility of considering a transaction or series of transactions that would allow us to become a private company  by terminating the registration of our Common Stock with the Commission.  After a review, including the advantages and disadvantages of the various alternatives, the Board generally concurred that deregistering our Common Stock following a reverse split and cash out of fractional interests that would reduce the number of record stockholders to considerably fewer than 300 (a “going-private transaction”) might be a desirable strategic alternative to consider, provided that it was effected at a price and on terms fair to all of our stockholders.

Following the discussion on March 20, 2008, the Board formed the Special Committee, also comprised of Mr. Stapleton and Dr. Barber, to evaluate the feasibility and fairness from a financial point of view to our unaffiliated stockholders of such a transaction and to recommend a price to effect that transaction that is fair to those stockholders.  The Board authorized management to assist with the introductory and organizational matters of the Special Committee and to assist the Special Committee on an as-needed basis throughout its analyses so that the Special Committee could perform its evaluation on a fully informed and efficient basis.  In light of the additional responsibilities being taken on by the members of the Special Committee, the Board compensated them with a one-time payment of $10,000 each.  This payment was in no way contingent on the nature of their recommendation to the Board or the success of the contemplated transaction.

On April 4, 2008, the Special Committee held a telephonic meeting to consider and select its counsel and to evaluate the candidates to serve as financial advisor to the Special Committee.  Dr. Paterson, as our chief executive officer, attended the meeting, as did a representative of Cooley.  The Special Committee decided to interview Navigant, Dougherty and Bridgehead Partners and instructed our management to schedule telephone meetings between the Special Committee and representatives of each firm.  In addition, the Special Committee considered candidates to serve as counsel to the committee and, after discussion, selected Frost Brown Todd LLC (“Frost Brown Todd”).

On April 8, 2008 the Special Committee held a telephonic meeting to decide which financial advisor it would retain to consider the fairness, from a financial point of view, of the consideration to be paid to the unaffiliated stockholders who would be cashed out in the proposed reverse split.  Dr. Paterson and Tom Tran, our president, chief operating officer and chief financial officer at that time, and a representative of Frost Brown Todd attended the meeting.  The Special Committee reported that it had conducted telephone interviews with each of Dougherty and Navigant.  The Special Committee and management discussed our experience in connection with our previous retention of Dougherty.  After this discussion, the management members exited the call.  The Special Committee considered the advantages and disadvantages of the retention of each financial advisor candidate and determined to retain Navigant as its financial advisor.  In addition, the Special Committee discussed whether it should request a term sheet from the Investor Group (with respect to the financing that would be necessary to effect a reverse split) at that time or delay such request until Navigant had commenced its engagement.  The Special Committee decided to request that we obtain a written term sheet from the Investor Group.

On April 9, 2008, the Special Committee held a telephonic meeting to inform Navigant that it was being retained as the financial advisor to the Special Committee.  Dr. Paterson and Mr. Tran, along with representatives of Navigant and a representative of Frost Brown Todd, attended the meeting.    Navigant was, thereafter, formally engaged as the financial advisor to the Special Committee.

On April 16, 2008, we received a term sheet from the Investor Group setting forth the general terms under which the Investor Group would consider undertaking a financing in an amount of up to $4.0 million (the “Term Sheet”).  The Term Sheet provided that the financing would be contingent on (1) the receipt by the Board of a fairness opinion to the effect that a reverse split, including the price to be paid to unaffiliated stockholders in lieu of fractional interests, was fair from a financial point of view to such stockholders and (2) our completion of all steps necessary to effect the deregistration of our Common Stock.  The Term Sheet did not provide for a price or price range at which unaffiliated stockholders were to be cashed out.  We directed Cooley to begin negotiating agreements with representatives of the Investor Group on the terms set forth in Term Sheet in order to provide proceeds to finance the purchase of fractional shares resulting from a reverse split.  Negotiations between Cooley and DLA Piper LLP (US), as counsel to the Investor Group (“DLA Piper”), continued throughout the remainder of April, all of May and a portion of June.

During April and May of 2008, Navigant reviewed financial and other information concerning us, including our audited and interim financial statements, our financial models and other information described above under the caption “Special Factors— Summary of Fairness Opinion.”  Representatives of Navigant also engaged in discussions with members of our management on several occasions in connection with its due diligence investigation.

In early May 2008, we were approached by a third party that expressed an interest in acquiring us.  We supplied certain financial information to that third party and the third party commenced initial due diligence.

On May 9, 2008, the Special Committee held a telephonic meeting with representatives of Navigant and Frost Brown Todd to discuss the progress of Navigant’s analysis. At that time, Navigant indicated that it had substantially completed its financial due diligence of our business and outlined the methods it was using to evaluate the fairness of the consideration to be paid to fractional stockholders in connection with the proposed transaction.  Navigant did not provide the Special Committee with a valuation at that time.  The Special Committee discussed with Navigant the valuation methodologies Navigant was employing.  For a summary of such methodologies, see the information described above under the caption “Special Factors— Summary of Fairness Opinion.”  The Special Committee also disclosed to Navigant that we had been approached as a possible acquisition candidate by a third party.  Navigant advised the Special Committee that a resolution of discussions between the two sides would be necessary before it could issue a fairness opinion.

We were never presented with any formal proposal by the third party nor did we negotiate a possible transaction with it.  In late May, we were informed by the third party that it was no longer in a position to continue discussing an acquisition transaction involving us because the third party had itself entered into an agreement to be acquired.  Later in the month, the Special Committee informed Navigant that the third party was itself being acquired and was not in a position to explore a possible transaction with us at such time.

On May 21, 2008, the Special Committee discussed a reverse split by telephone with the Investor Group, including a proposed reverse split ratio of 1-for-100,000.  Dr. Paterson participated on behalf of management in this call and also discussed additional potential ratios at which to effect a reverse split that would likely reduce the number of our record holders to various levels below 300.  The Special Committee and the Investor Group agreed that the proposed reverse split ratio of 1-for-100,000 would enable us to deregister our Common Stock and noted that the amount of cash expected to be paid for fractional share purchases at such a ratio would be less than the maximum $4.0 million proposed commitment by the Investor Group for the proposed financing.  Dr. Barber also informed the participants that Navigant had requested the Special Committee provide it with a summary of the proposed reverse split in writing, including the proposed cash-out price and reverse split ratio, before Navigant would deliver a fairness opinion.

On May 21, 2008, Mr. Tran notified us of his intent to resign his position as our president, chief operating officer and chief financial officer effective as of the close of business on June 20, 2008.

On May 23, 2008, the Special Committee held a telephonic meeting in which representatives of Navigant and Frost Brown Todd were present. Navigant updated the Special Committee as to its progress and the steps it followed to date, as described in more detail under the caption “Special Factors—Summary of Fairness Opinion,” and provided the Special Committee with a preliminary range of equity valuations from $0.14 to $0.18 per pre-split share of Common Stock subject to continued diligence.  Because this range of equity valuations had been prepared prior to Navigant learning of Mr. Tran’s departure, Navigant informed the Special Committee that it intended to engage in continued evaluation focused, in large part, on the decision by Mr. Tran to resign and the implications that this action might have on our ability to satisfy certain financial objectives contained in our projections.  Navigant informed the Special Committee that it believed that Mr. Tran brought to us a significant background in the healthcare industry and that it considered Mr. Tran to be critical to our short- and intermediate-term prospects.  Mr. Tran’s departure also came at a time when our internal projections contemplated a transition from continuing losses to profitability.

On June 3, 2008, Dr. Barber, on behalf of the Special Committee, delivered to Navigant a brief written summary of the proposed financing, the proposed cash-out price of $0.14 per pre-split share to be paid to unaffiliated stockholders and the proposed reverse split at a ratio of 1-for-100,000.  The Special Committee determined to use a cash-out price of $0.14 because it was within the range of valuations provided by Navigant on a preliminary basis, but still higher than the price of $0.12 per share (on a common-equivalent basis) being offered to the Investor Group in the proposed financing and significantly higher than the prevailing market price on the OTCBB at that time, which was approximately $0.07 per share.  The Special Committee also considered the proposed cash-out price to be appropriate in light of Mr. Tran’s resignation, which it expected to have a materially negative impact on our business until we were able to locate a replacement for Mr. Tran.

On June 13, 2008, Navigant distributed to the Special Committee a draft of its final valuation analysis, including a range of equity valuations from $0.12 to $0.18 per pre-split share of Common Stock, and a draft of its fairness opinion, which concluded that a price of $0.14 per pre-split share to be paid to the unaffiliated stockholders in lieu of fractional interests would be fair, from a financial point of view, to such stockholders.  Navigant informed the Special Committee that the final range of equity valuations was wider than Navigant’s preliminary range as a result of adjustments made in light of Mr. Tran’s departure and uncertainty surrounding public policy in the healthcare industry.  Navigant determined that the disruption in our day-to-day operations caused by Mr. Tran’s departure coupled with the loss of institutional knowledge that Mr. Tran brought to his position created a materially greater amount of risk in our short- and intermediate-term ability to meet our projected financial goals, and warranted a significantly greater range of value to adjust for the potential outcome risk.  Navigant also expressed concern about the impact on us of the changing political environment around healthcare and healthcare management.  At the time Navigant was preparing to issue its final report to the Special Committee, at least one of the two major political parties had made it clear that healthcare would be a major focus of the next administration.  The precise impact of such a focus was not known.  In finalizing its preliminary valuation, Navigant determined that the uncertainty surrounding public policy in this area, which could have a material impact on our business and financial prospects, was substantial and warranted a wider range of value.  Although the quantification of the risks related to Mr. Tran’s departure and the changing political environment around healthcare and healthcare management is inherently subjective, Navigant quantified the effect of these factors by increasing the maximum discount rate used in its discounted cashflow analysis from 22% to 24%, which caused the low end of the valuation range to decrease from $0.14 to $0.12 per pre-split share.  You can read more about Navigant’s analysis under the section entitled “—Summary of Fairness Opinion” in this Information Statement.

On June 17, 2008, the Special Committee held a telephonic meeting at which a representative of Frost Brown Todd was present.  The Special Committee discussed the previously distributed draft of the fairness opinion and indicated that its members had reviewed the Navigant valuation analysis and had the opportunity to ask Navigant questions about it and to discuss it prior to this meeting.  The Special Committee noted that a price of $0.14 per pre-split share to be paid to holders of fractional shares of our Common Stock was within the range of amounts that Navigant’s valuation analysis indicated would be fair to our unaffiliated stockholders from a financial point of view.  Further, the Special Committee recommended to the Board that we continue to negotiate definitive agreements with the Investor Group on the terms set forth in the Term Sheet in order to provide proceeds to finance the purchase of fractional shares resulting from the proposed reverse split.

On June 18, 2008, the Board held a regular meeting at which all members were present.  Also present were representatives of Cooley and Frost Brown Todd.  Representatives of Navigant participated by telephone.  The sole agenda item was the continuation of discussion and consideration of the going-private transaction and the proposed financing.  Mr. Stapleton and Dr. Barber made a presentation to the Board on behalf of the Special Committee.  They discussed with the Board the various advantages and disadvantages to us and all of our stockholders of effecting a reverse split.  Mr. Stapleton and Dr. Barber informed the Board that the Special Committee believed it was in our best interest and the best interest of our stockholders, including our unaffiliated stockholders, to effect a reverse split and recommended a reverse split at a ratio of 1-for-100,000 to the Board.  At this point, representatives of Cooley advised the Board that we should consider a forward split at a ratio of 100,000-for-1 in conjunction with the proposed reverse split.  This approach would allow us to avoid paying cash to our continuing stockholders, thereby preserving funds for working capital purposes, and would permit outstanding convertible and exercisable securities, such as stock options and warrants, to be unaffected by the transaction.

Navigant also delivered its oral opinion (which opinion was later confirmed in writing) to the Board that, as of June 18, 2008, the proposed consideration of $0.14 per pre-split share to be paid to stockholders being cashed out as a result of the proposed reverse split was fair, from a financial point of view, to such holders.  Representatives of Navigant presented the valuation analysis prepared by Navigant and the basis therefor.  The Board engaged in a substantial discussion regarding the fairness opinion, financial analyses and the various assumptions underlying the analyses, and the methodologies employed in reaching the final equity valuation ranges.  The Board reviewed, for accuracy and completeness, certain internal financial projections provided by our senior management to Navigant and found Navigant’s reliance upon those materials to be reasonable.  After a discussion, the Board also determined that the proposed reverse split and the proposed value being paid is also fair to our stockholders who would not be cashed out.  Based on the recommendation of the Special Committee and Navigant’s fairness opinion and after a general discussion, the Board determined that the proposed reverse split, combined with the proposed forward split, is fair to and in the best interest of all of our unaffiliated stockholders and unanimously approved the proposals.

At the June 18, 2008 meeting, the Board also received an update from Cooley regarding the status of the negotiations of documentation related to the proposed financing.  Following a full discussion, the Board approved entering into the financing, subject to its review of final documentation.  The Board also authorized management to begin preparing drafts of the necessary filings with the Commission in connection with the proposed going-private transaction.

Between June 18, 2008 and July 11, 2008, Cooley and DLA Piper completed negotiations regarding, and finalized, the definitive agreements to document the financing, including the Purchase Agreement, the Stockholders Agreement, the charter amendments to effect the proposed reverse and forward splits and the Authorized Share Increase, an amended Certificate of Designations setting forth the rights, preferences and privileges of the Preferred Stock, and a securities restriction agreement (the “Securities Restriction Agreement”), placing certain transfer and other restrictions on the Common Stock or Common Stock underlying securities convertible into Common Stock (including stock options) held by our employees and certain other persons not expected to become party to the Stockholders Agreement.

At a meeting held on July 14, 2008, the Board took a number of actions, including the approval of the proposed financing and the forms of Purchase Agreement, Stockholders Agreement, Securities Restriction Agreement and the Certificate of Designations for the Preferred Stock to be issued in the financing.  The Board also approved the Authorized Share Increase, subject to stockholder approval.  The Board also ratified its prior approval of the proposed reverse and forward splits.

On July 17, 2008, we received the written consent of stockholders holding sufficient shares to approve the Certificates of Amendment to effect the proposed 1-for-100,000 reverse and forward splits and the Authorized Share Increase.  The stockholder consents were executed by the members of the Investor Group, which represented approximately 73% of our voting stock on an as-converted to Common Stock basis on such date.  On July 17, 2008, we entered into the Purchase Agreement with the members of the Investor Group.  On July 18, 2008, we issued a press release, and on July 21, 2008, we filed a Current Report on Form 8-K with the Commission announcing our intent to effect the reverse and forward splits and the Authorized Share Increase and the execution of the Purchase Agreement.

In August 2008, we and Radius, one of our then-largest stockholders, began discussing our potential repurchase of approximately 6.7 million shares held by Radius at the same $0.14 per share price proposed to be paid in connection with the Reverse/Forward Stock Split.  Any such repurchase would have been consummated concurrently with the Reverse/Forward Stock Split and would have also been funded using a portion of the proceeds of the Financing.  We believed the repurchase of Radius’ shares to be advisable in order to avoid the prospect of Radius distributing shares to its partners following the completion of the Reverse/Forward Stock Split, which could possibly have the effect of increasing the number of our record holders to in excess of 300 and thereby subject us once again to registration of our Common Stock with the Commission.  We and Radius agreed that any such repurchase would be subject to the approval of our Board.

In late October 2008 and early November 2008, in response to the sustained and severe downturn in the United States economy and the price of United States equities generally, as well as the unprecedented shortage of available credit, the Investor Group informed us that it was no longer willing to fund the cash out of fractional interests based on the Initial Ratios.  Instead, the Investor Group suggested that we pursue the going-private transaction using the New Ratios.  Using the Initial Ratios, the Investor Group would have been committed, under the terms of the Purchase Agreement, to purchase approximately $1.1 million in Preferred Stock from us in order to fund the cash out of fractional interests.  Before considering the impact of Radius’ distribution described below, using the New Ratios, the Investor Group would be committed, under the terms of the Purchase Agreement, to purchase approximately $0.6 million in Preferred Stock from us in order to fund the cash out of fractional interests (approximately $0.8 million after giving effect to the cash out of fractional interests held by Radius distributees who we estimate currently hold fewer than 50,000 shares).  The Investor Group will also continue to be committed to fund the payment of approximately $1.0 million in advisory, legal, financial, accounting, printing and other fees and costs related to the transaction.

In view of the new position of the Investor Group, members of the Board and management held discussions through the first three weeks of November as to whether it would still be in our best interest and the best interest of our stockholders to move forward with the going-private transaction using the New Ratios.

In mid-November 2008, we hired Thomas J. Hannon as our executive vice president of administration, with the understanding that Mr. Hannon would, subject to the approval of the Board, become our chief financial officer upon the earlier of the consummation of the Reverse/Forward Stock Split or March 31, 2009.  The Board approved Mr. Hannon’s appointment as an executive officer and our future chief financial officer on December 10, 2008.

On November 18, 2008, Dr. Paterson, Mr. Condron, Dr. Barber and Mr. Stapleton, along with a representative of Frost Brown Todd, convened a teleconference to discuss whether the Special Committee needed to take any action with respect to the change in the ratio of the proposed reverse split and whether the Board should obtain a revised fairness opinion from Navigant regarding such change.  Dr. Paterson and Mr. Condron reviewed the background described above leading up to the proposal to change the ratio of the proposed reverse split.  After discussion, Dr. Barber and Mr. Condron agreed that they would contact a representative of Navigant the next day to discuss whether, in Navigant’s view, a change in the ratio of the proposed reverse split would be considered a factor relevant to the fairness, from a financial point of view, of the proposed cash out price to be paid to our unaffiliated stockholders.  Dr. Barber and Mr. Condron were also asked by the Special Committee to discuss with Navigant the cost and timing of obtaining an update to Navigant’s June 18, 2008 fairness opinion.  After Dr. Paterson and Mr. Condron exited the teleconference, the Special Committee determined, pending the outcome of Dr. Barber’s conversation with Navigant, that a change in the split ratio did not require any action by the Special Committee, as the split ratio did not appear to be relevant to a determination of the fairness, from a financial point of view, of the proposed cash out price to be paid to our unaffiliated stockholders.

On November 19, 2008, Dr. Barber and Mr. Condron met with a representative of Navigant and asked whether, in Navigant’s view, a change in the ratio of the proposed reverse split would be considered a factor relevant to the fairness, from a financial point of view, of the proposed cash out price to be paid to our unaffiliated stockholders.  Although Navigant’s engagement was limited to delivery of the June 18, 2008 fairness opinion and we did not retain Navigant to advise us relative to the structure of the transaction or any changes to the transaction, including a change in the reverse split ratio, Navigant confirmed that it did not consider the size of the reverse split ratio as a factor in developing the fairness opinion that it delivered to the Board on June 18, 2008 (although Navigant’s opinion does refer to the initial reverse split ratio as a matter of background).  Navigant, Dr. Barber and Mr. Condron also discussed the potential cost associated with updating the June 18, 2008 fairness opinion and the potential time that could be required in order for Navigant to deliver an updated opinion.

On or around November 20, 2008, Radius contacted us and indicated that instead of entering into the proposed repurchase agreement it would be undertaking a distribution of its shares of our Common Stock to its partners.  This distribution, which was effected in the first week of December, resulted in an additional approximately 90 stockholders, approximately 50 of which we estimate currently hold fewer than 50,000 shares that we will pay to cash out fractional interests in connection with the Reverse/Forward Stock Split.  We estimate that the distribution of our shares by Radius and the resulting increase in the number of shares to be cashed out in the Reverse/Forward Stock Split will cause the aggregate amount of the cash out to increase by approximately $0.2 million, to $0.8 million in the aggregate.  To the extent Radius distributees with 50,000 or more shares of our Common Stock also sell some of their shares prior to the consummation of the going-private transaction, this amount could increase.

At a meeting of the Board on November 21, 2008, Dr. Barber reported to the Board on Dr. Barber’s and Mr. Condron’s conversation with Navigant, including Navigant’s statement that it did not consider the size of the reverse split ratio as a factor relevant to a determination of the fairness of the price to be paid to unaffiliated stockholders in connection with the proposed cash out of fractional interests described in the Navigant fairness opinion, and also the Special Committee’s conclusion that the proposed change in split ratios did not require any action on its part.  A full discussion ensued, during which the Board determined that the same benefits that would have accrued to holders of fractional interests and to continuing stockholders using the Initial Ratios would continue to accrue to such holders using the New Ratios.  The Board noted that the only change would be in the relative size of these groups.  In light of this, the Board concluded that the size of the reverse split ratio was not a factor relevant to a determination of the fairness of the price to be paid to unaffiliated stockholders in connection with the proposed cash out of fractional interests and that, as a result, it was appropriate for the Board to continue to rely on Navigant’s June 18, 2008 fairness opinion and the prior recommendation of the Special Committee and that it was not necessary to solicit an updated fairness opinion.  In reaching this conclusion, the Board also determined that it would not be cost-effective to obtain an updated fairness opinion and that any such request would also potentially lead to significant delays in the consummation of the going-private transaction, which could increase the risk that we would be required to file an annual report on Form 10-K for the year ending December 31, 2008, at significant cost to us.  The Board acknowledged that the distribution of our shares by Radius to its partners, as well as the reduction of the ratio of the reverse split from 100,000 to 50,000, would increase the number of stockholders who will remain stockholders following the consummation of the Reverse/Forward Stock Split from our previous estimate of approximately 30 to approximately 160.  However, the Board concluded that this increase would not materially increase our risk of having to re-register our Common Stock due to an inadvertent increase in the number of our record holders in the future.  The Board also recognized that without funding by the Investor Group, we would be unable to purchase fractional interests following a reverse split in order to effect a going-private transaction, which it still considered to be in our best interest and the best interest of our stockholders.

Based on the foregoing considerations, the Board determined that a reverse split following by a forward split, using the New Ratios, is fair to and in the best interest of all of our unaffiliated stockholders and unanimously approved the Reverse/Forward Stock Split using the New Ratios, with all other aspects of the transaction to remain the same.  The Board authorized management to make such changes as may be necessary to the constituent documents,  including the Certificates of Amendment and our filings with the Commission, in order to effectuate the Reverse/Forward Stock Split using the New Ratios.  The Board also re-approved the Authorized Share Increase that was contemplated by the Certificates of Amendment.

On December 5, 2008, we received the written consent of stockholders holding sufficient shares to approve the Certificates of Amendment, as revised to reflect the New Ratios, and the Authorized Share Increase.  The stockholder consents were solicited by the Psilos Funds and were executed by members of the Investor Group holding shares of our capital stock representing approximately 73% of our voting stock on an as-converted to Common Stock basis on that date.  On December 5, 2008, we also entered into an amendment to the Purchase Agreement with the members of the Investor Group to effect certain technical amendments to conform the language of the Purchase Agreement to the New Ratios.

Purposes of and Reasons for the Reverse/Forward Stock Split

The primary purpose of the Reverse/Forward Stock Split is to reduce the number of record holders of our Common Stock to fewer than 300, so that we can terminate the registration of our Common Stock under Section 12(g) of the Exchange Act.  We believe that deregistration of our Common Stock would result in the elimination of the expenses related to our disclosure, compliance and reporting requirements under the Exchange Act and our ability to reallocate management resources currently deployed to comply with applicable federal securities laws.

The Board believes that any material benefit derived from continued registration under the Exchange Act is outweighed by the significant and increasing cost of being a public company.  Those costs may be summarized as follows:

•
Our historical costs associated with being a public company are approximately $500,000 annually, before taxes, consisting of approximately $210,000 for audit-related fees, $100,000 for legal fees, $150,000 for fees related to Sarbanes-Oxley Act compliance (other than compliance with Section 404) and $40,000 for other items, such as printing and stock transfer fees.

•
Beginning in our fiscal year ending December 31, 2009, as a public company we would need to comply with the auditor attestation provisions of Section 404, which require the filing of an attestation report of our independent registered public accounting firm on management’s assessment of our internal control over financial reporting.  Adding Section 404 attestation procedures will increase our ongoing costs significantly, including:

o	increasing the cost of the annual audit process by approximately $100,000;

o	increasing annual consulting and legal fees that we incur by approximately $75,000; and

o	increasing our annual personnel costs (primarily as a result of new hires related to Section 404) by approximately $75,000.

•
We also expect that we would incur a total one-time expense of approximately $100,000 for documentation and implementation of internal systems and other consulting fees and a total one-time audit expense of approximately $150,000 relating to preparation for compliance with the audit attestation requirements of Section 404. We have started incurring some of these one-time expenses in advance of our 2009 fiscal year end as we implement the procedures to comply with the audit attestation requirements of Section 404.  We will avoid further expenses by ceasing to be a public company.

The dollar amounts set forth above are only estimates.  The actual savings that we may realize may be higher or lower than the estimates set forth above.

In addition to increasing costs, the burdens imposed on us as a result of being public have significantly increased since the passage of the Sarbanes-Oxley Act and the implementation of regulatory reforms adopted by the Commission.  The overall management time expended on the preparation and review of our public filings has increased substantially in order for our principal executive officer and principal financial officer to certify the financial statements in each of our public filings as required under the Sarbanes-Oxley Act.  Since we have relatively few management personnel, these indirect costs are significant relative to our overall expenses and, although there will be no direct monetary savings with respect to these indirect costs when the Reverse/Forward Stock Split is effected and we cease filing periodic reports with the Commission, the time currently devoted by management to our public company reporting and compliance obligations could be devoted to growing our business.

The corporate governance, reporting, internal control documentation, attestation procedures and disclosure compliance obligations required by the Sarbanes-Oxley Act are also disproportionately more burdensome to us based on our size, financial resources, human capital, small number and percentage of shares that are held by unaffiliated stockholders, absence of sustained interest from public investors and securities research analysts and inability to access the capital markets, compared to a larger public company.

The Board also believes that the significant tangible and intangible costs of our being a public company are not justified because we have not been able to realize many of the benefits that publicly traded companies sometimes realize.  The lack of an active trading market for our Common Stock has limited our ability to use our securities as acquisition currency or to attract and retain employees.  In addition, the lack of an active trading market for our Common Stock has also impaired our stockholders’ ability to sell their shares, which has prevented them from realizing the full benefits of holding public company stock.  We believe our status as a public company has not only failed to benefit our stockholders materially, but also places an unnecessary financial, management and competitive burden on us.

The Reverse/Forward Stock Split and the deregistration of our Common Stock are also expected to provide small stockholders with an efficient mechanism to liquidate their equity interest at a fair price for their shares and without a broker’s commission.  Based on information available to us, we estimate that we presently have an aggregate of approximately 360 record holders of our Common Stock and 1,260 beneficial holders of our Common Stock.  We estimate that approximately 1,100 of our beneficial holders own fewer than 50,000 shares each.  In the aggregate, the shares held by these small holders comprise less than approximately 10% of our outstanding shares of Common Stock, but represented approximately 87% of our total number of beneficial holders.

After consummation of the Reverse/Forward Stock Split, we expect our business and operations generally to continue as they are currently being conducted.  We do not currently plan to initiate any new operational or strategic projects.  However, we may seek to restructure our corporate organization in order to consolidate certain of our wholly-owned subsidiaries formed in jurisdictions where we no longer engage in business.  We may also seek to upgrade and/or integrate certain of our information technology systems, in order to make such systems more scalable and efficient.  Also, we expect to have certain changes in our Board and management.  Our executive vice chairman and board member, Mr. Condron, will become our president and chief executive officer upon the deregistration of our Common Stock.  Our current chief executive officer, Dr. Paterson, will continue to serve in that role until Mr. Condron takes office.  Our executive vice president of administration, Mr. Hannon, will become our chief financial officer upon the earlier of the consummation of the Reverse/Forward Stock Split or March 31, 2009.  See the information under the caption “General Information About the Reverse/Forward Stock Split—Conduct of Our Business After the Reverse/Forward Stock Split” in this Information Statement.

Strategic Alternatives Considered By the Board

In making the determination to proceed with the Reverse/Forward Stock Split, the Board evaluated other strategic alternatives.  As discussed below, the Board ultimately rejected the alternatives to the Reverse/Forward Stock Split because the Board believed that the Reverse/Forward Stock Split would be the simplest and most cost-effective approach to achieve the purposes described in this Information Statement.  These alternatives were:

•
Self-tender offer.   The Board considered a self-tender offer by which we would offer to repurchase shares of our outstanding Common Stock.  However, due to the voluntary nature of a self-tender, the Board was uncertain whether this alternative would result in shares being tendered by a sufficient number of record stockholders so as to permit us to reduce the number of record stockholders to fewer than 300 and to terminate our public reporting requirements under the Exchange Act.  In addition, the Board considered that the estimated transaction costs of completing a tender offer would be similar to or greater than the costs of the Reverse/Forward Stock Split, and these costs could be significant in relation to the value of the shares purchased since there could be no certainty that stockholders would tender a significant number of shares.  The Board did not believe it was in the best interest of our stockholders to incur such additional expenses without reasonable assurances that a tender offer would result in the reduction of our record stockholders to fewer than 300.

•
Asset sale or business combination.  The Board considered selling substantially all of our assets or stock or undertaking another type of business combination.  As described above in “Special Factors—Background of the Reverse/Forward Stock Split,” the Board engaged a financial adviser during 2007 to assist in this effort.  In late October 2007, we received a preliminary, conditional offer from a private equity firm to acquire all of our outstanding shares of Common Stock for $0.23 per share. The private equity firm later raised its conditional offer to $0.27 per share, subject to its completion of due diligence and documentation of a final agreement.  After diligence activities, the private equity firm withdrew its offer and informed us that it would not be proceeding with negotiations.  Also, as described above in “Special Factors—Background of the Reverse/Forward Stock Split,” in May 2008 we were approached by a third party interested in acquiring us.  Before any formal negotiations commenced or any preliminary agreement had been reached, the third party was itself acquired.  To date, the Board has been unsuccessful in securing any other potential counterparties to an asset or stock sale or a business combination transaction.

•
Convertible debt and term loan.  In November 2007, we also received an offer for a term loan and convertible note, in aggregate principal amount of $12 million, from an institutional lender.  However, the lender sought guarantees from certain of our principal investors for 75% of the principal amount, which we were not able to obtain.  Accordingly, we determined not to pursue this line of financing.

•
Maintaining the status quo.  The Board also considered taking no action to reduce the number of our stockholders and therefore remaining a public company.  However, due to the significant and increasing costs of being public, the Board believed that maintaining the status quo would be detrimental to all of our stockholders.  We would continue to incur the costs of being a public company without realizing the benefits of public company status.  Furthermore, the Board believed that smaller stockholders would not be able to efficiently liquidate their investment in us in the foreseeable future.

Effects of the Reverse/Forward Stock Split and the Financing

Effects on the Number of Our Authorized and Outstanding Shares and Registered Holders

The following table illustrates the principal effects of the Reverse/Forward Stock Split and the Financing on shares of our Common Stock based on the number of shares issued and outstanding as of the date hereof, and the number of shares authorized following the consummation of the Authorized Share Increase and Reverse/Forward Stock Split:

	Prior to the Reverse/Forward Stock Split and Authorized Share Increase	After the Reverse/Forward Stock Split and Authorized Share Increase
Shares of Common Stock Authorized	100,000,000	200,000,000
Shares Issued and Outstanding (1)	67,538,976	61,691,317
Shares Reserved for Issuance(2)	95,477,166	95,477,166
Common Shares Available for Issuance	0	42,831,517
Number of Estimated Beneficial Holders	1,260	160
Number of Estimated Holders of Record	360	160

(1)  Amount after the Reverse/Forward Stock Split and Authorized Share Increase assumes the repurchase of approximately 5.9 million shares from holders of less than 50,000 shares of Common Stock.

(2)  Amounts before and after the Reverse/Forward Stock Split reflect the reservation of (i) approximately 16.3 million shares of Common Stock reserved for issuance pursuant to our equity incentive plans; (ii) approximately 7.0 million shares of Common Stock underlying currently issued and outstanding warrants; (iii) approximately 7.5 million shares of Common Stock representing the maximum number of shares of Common Stock issuable upon conversion of the Convertible Notes; (iv) approximately 31.3 million shares of Common Stock representing the number of shares of Common Stock issuable upon conversion of Preferred Stock issued and outstanding as of the date hereof; and (v) approximately 33.3 million shares of Common Stock representing the maximum number of shares of Common Stock issuable upon conversion of the Preferred Stock that may be issued in connection with the Financing (assuming gross proceeds of $4.0 million).  With respect to clause (v) above, in the event that fewer warrants are issued to the Investor Group or fewer shares of Preferred Stock are issued in the Financing, additional shares of Common Stock would be available for issuance.

This reduction in the number of our holders of record will enable us to terminate the registration of our Common Stock under the Exchange Act, which will substantially reduce the information required to be furnished by us to our stockholders and to the Commission.  Additionally, certain provisions of the Exchange Act will no longer apply, such as the proxy rules and the short-swing profit recovery provisions of Section 16(b).

Stockholders receiving cash in lieu of fractional shares will be paid $0.14 for each share of Common Stock held immediately prior to the Reverse/Forward Stock Split.  Shares we repurchase as a result of the Reverse/Forward Stock Split will be retired and will be authorized but unissued shares.  The Reverse/Forward Stock Split will not alter the relative voting and other rights of our outstanding Common Stock or the voting and other rights of our Preferred Stock.  Each share of Common Stock that remains outstanding after the completion of the Reverse/Forward Stock Split will continue to entitle its owner to one vote, and regarding matters presented to holders of shares of Common Stock, owners of shares of Preferred Stock will still be entitled to one vote for each share of Common Stock into which such Preferred Stock could be converted.   Each share of Preferred Stock is currently, and each share of Preferred Stock to be issued in the Financing will initially be, convertible into five shares of Common Stock following the Reverse/Forward Stock Split and the Financing.  As the table above illustrates, the number of shares of our Common Stock outstanding will be reduced as a result of the Reverse/Forward Stock Split, but the number of shares of Common Stock authorized for issuance will remain unchanged (other than as a result of the Authorized Share Increase).

Completion of the Reverse/Forward Stock Split is expected to require approximately $1.8 million of cash, which includes approximately $0.8 million for the acquisition of Common Stock being cashed out as a result of the transaction and approximately $1.0 million for advisory, legal, financial, accounting, printing and other fees and costs related to the transaction.  To fund the Reverse/Forward Stock Split, including associated fees and costs, we will issue shares of our Preferred Stock in the Financing.  We expect to receive gross proceeds of up to $4.0 million from the Financing, under which the members of the Investor Group have agreed to purchase our Preferred Stock at a price of $0.60 per share (or, since each share of Preferred Stock issued in the Financing will initially convertible into five shares of Common Stock, $0.12 on a common equivalent basis).  As a result of issuing additional shares of Preferred Stock, continuing stockholders who are not members of the Investor Group will incur dilution of approximately 22% in terms of their percentage ownership of our Company, on an as-converted to Common Stock basis, assuming the consummation of the Reverse/Forward Stock Split, the repurchase of fractional interests and the completion of the Financing in the amount of $4.0 million.  Any proceeds of the Financing beyond those necessary to repurchase shares and the costs of the Reverse/Forward Stock Split will be used for working capital and other general corporate purposes.

If the Reverse/Forward Stock Split is consummated, we intend to apply for the termination of the registration of our Common Stock under the Exchange Act as soon as practicable after completion of the Reverse/Forward Stock Split.  The Reverse/Forward Stock Split is expected to reduce the number of our stockholders of record from approximately 360 to approximately 160, based on recent stockholder records and determined in accordance with the rules promulgated by the Commission with respect to calculating stockholders of record.  Upon suspension of our reporting obligations under the Exchange Act, we expect that our Common Stock will cease to be quoted on the OTCBB.

The termination of the registration of our Common Stock under the Exchange Act means that certain provisions of the Exchange Act, such as proxy statement disclosure in connection with stockholder meetings and the related requirement of an annual report to stockholders, are no longer applicable to us.  Other than to satisfy certain information obligations we have to the Investor Group under the Stockholders Agreement and as may be required by law, we do not anticipate issuing any financial or other reports to stockholders after we deregister our Common Stock.

We have no current plans to issue Common Stock or securities convertible into, or exercisable for, Common Stock after the deregistration of our Common Stock, other than pursuant to options to purchase shares of our Common Stock currently held by our officers and directors that have been previously approved by our Board or reserved for issuance under our equity incentive plans, pursuant to the exercise of warrants to purchase Common Stock currently outstanding or committed to be issued as described in this Information Statement, or pursuant to the conversion of outstanding Preferred Stock and Preferred Stock to be issued in the Financing.  As described elsewhere in this Information Statement, we have also issued the Convertible Notes that by their terms may be converted into shares of Common Stock, although we currently expect that our obligations under the Convertible Notes will be satisfied in cash.   However, we reserve the right to issue shares of our Common Stock, or securities convertible into, or exercisable for, shares of our Common Stock, at any time and from time to time, at prices and on terms as our Board determines to be in our best interest.  Continuing stockholders will not have any preemptive or other preferential rights to purchase any of our stock that we may issue in the future, except those rights that will be specifically granted to the Investor Group under the Stockholders Agreement.  See the information under the caption “General Information About the Reverse/Forward Stock Split—Financing of the Reverse/Forward Stock Split—Stockholders Agreement” in this Information Statement.

Effects on Holders of Fewer Than 50,000 Shares

Once the Reverse/Forward Stock Split is effected, a stockholder owning less than an aggregate of 50,000 shares of Common Stock immediately prior to the Reverse/Forward Stock Split will:

•	have his, her or its stock ownership right converted into a right to receive a cash payment equal to $0.14 per share of Common Stock held immediately prior to the Reverse Split;

•	no longer have any equity interest in us and therefore will not participate, as a stockholder, in our future potential earnings or growth, if any;

•	no longer be entitled to vote as a stockholder; and

•	possibly be required to pay federal, state, and local income taxes, as applicable, on the cash amount received for the purchase of the shares cashed out pursuant to the Reverse/Forward Stock Split.

Please note, if you hold fewer than 50,000 shares of our Common Stock before the Reverse/Forward Stock Split and wish to continue to be a stockholder after the Reverse/Forward Stock Split, you may seek to purchase, prior to the effective time of the Reverse/Forward Stock Split, sufficient additional shares to cause you to hold a minimum of 50,000 shares at the effective time of the Reverse/Forward Stock Split.  However, we cannot assure you that any shares will be available for purchase or that the Board will not change the ratio prior to the effective time of the Reverse/Forward Stock Split.  The Board may elect to change the ratio if it appears that the current ratio will not reduce the number of our record holders sufficiently to enable us to effect and maintain the deregistration of our Common Stock.  If the Board changes the ratio, we will notify you of such change through an amendment to this Information Statement.  You may, as a result of any such change, be required to purchase additional shares in order to remain a stockholder following such Reverse/Forward Stock Split, and we cannot assure you that such shares would be available for purchase.

Special Considerations for Shares Held in Street Name

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If you hold shares of our Common Stock in “street name,” then your broker, bank or other nominee is considered the stockholder of record with respect to those shares and not you.  We intend to treat stockholders holding shares of our Common Stock in street name through a nominee (such as a bank or broker) in the same manner as stockholders whose shares are registered in their own name.  Accordingly, if you hold 50,000 or more shares of Common Stock in street name you will remain a stockholder after consummation of the Reverse/Forward Stock Split.  On the other hand,  if you hold fewer than 50,000 shares of Common Stock in street name it is intended that you receive cash for your shares. However, it is also possible that the bank, broker or other nominee also holds shares for other beneficial owners of our Common Stock and that it may hold 50,000 or more shares in the aggregate.  Therefore, depending upon your nominee’s procedures, your nominee may not be obligated to treat the Reverse/Forward Stock Split as affecting its beneficial holders’ shares and you may not receive cash for your fractional interests.  If you hold fewer than 50,000 shares of our Common Stock in street name, we encourage you to contact your bank, broker or other nominee directly as soon as possible so that arrangements can be made, if necessary, to register your holdings to ensure that you receive the cash payment of $0.14 per share.

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We do not intend to pay cash to holders of 50,000 or more shares of our Common Stock in the aggregate.  In the event that you hold a total of 50,000 or more shares of Common Stock, but these shares are divided up among multiple brokerage and/or record accounts, each with fewer than 50,000 shares, our Exchange Agent will attempt to contact you at the address we have on record or through your brokerage to make the necessary arrangements to register and, where applicable, aggregate your positions.  However, there can be no assurance that our Exchange Agent will be able to contact you or, where applicable, that our Exchange Agent will be able to successfully compare your holdings across multiple brokerage and/or record accounts.  If you hold a total of 50,000 or more shares of Common Stock divided up among multiple brokerage and/or record accounts, each with fewer than 50,000 shares, we urge you to contact your broker immediately to make arrangements to register and/or consolidate your holdings or take such other steps as may be necessary in order to avoid processing delays after consummation of the Reverse/Forward Stock Split.

Effects on Continuing Stockholders

If the Reverse/Forward Stock Split is implemented, stockholders owning 50,000 shares or more of Common Stock immediately prior to the Reverse/Forward Stock Split will:

•	continue to be stockholders and will therefore continue to participate, as a stockholder, in our future potential earnings or growth, if any;

•	not receive a cash payment for any of their shares;

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increase their percentage ownership of our Common Stock because such stockholders will continue to own the same number of shares of Common Stock they owned prior to the Reverse/Forward Stock Split, while the number of shares of Common Stock outstanding will be reduced following the transaction (although stockholders will suffer significant dilution caused by Preferred Stock issued in the Financing);

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face a decrease in the liquidity of their shares because it expected that our Common Stock will no longer be quoted on the OTCBB, nor do we intend to take any actions to facilitate the quoting of our stock on the Pink Sheets; and

•	receive less information about us and our business operations because we will no longer be subject to the proxy and periodic reporting rules of the Exchange Act.

Following the Reverse/Forward Stock Split, any stockholder who becomes a party to the Stockholders Agreement will be subject to certain restrictions on transfer that will restrict their ability to sell or otherwise transfer our stock.  Each member of the Investor Group has agreed to become a party to the Stockholders Agreement upon the closing of the Financing.  Also, as a condition to the Investor Group’s performance of its obligations under the Purchase Agreement, each of our directors and officers is required to become a party to the Stockholders Agreement upon the closing of the Financing. Following the consummation of the Reverse/Forward Stock Split, all other continuing stockholders will be contacted regarding becoming parties to the Stockholders Agreement, but are not required to do so. Please note, if you hold 50,000 or more shares of our Common Stock before the Reverse/Forward Stock Split, you can only receive cash for all of your shares if, prior to the effective time of the Reverse/Forward Stock Split, you reduce your ownership to fewer than 50,000 shares by selling or otherwise transferring shares to a different holder.  However, we cannot assure you that any purchaser for your shares will be available or the price at which you may be able to sell such shares, which could be less than $0.14 per pre-split share.  In addition, we cannot assure you that that the Board will not change the ratio prior to the effective time of the Reverse/Forward Stock Split.  If the Board changes the ratio, we will notify you of such change through an amendment to this Information Statement.  You may, as a result of any such change, be required to sell or transfer additional shares in order to remain a stockholder following such Reverse/Forward Stock Split, and we cannot assure you that any purchaser for your shares will be available or the price at which you may be able to sell such shares, which could be less than $0.14 per share.

Effects on Our Directors and Executive Officers

As a result of the Reverse/Forward Stock Split and the Financing (assuming the sale of an aggregate of $4.0 million of our Preferred Stock), we estimate that our directors and executive officers and their affiliated entities will increase their collective beneficial ownership of our Common Stock from approximately 71% to 83%.  The number of shares held by our directors and officers immediately prior to the Reverse/Forward Stock Split will remain substantially unchanged as a result of the Reverse/Forward Stock Split.  Those of our directors who are participating, or are representatives of investors who are participating, in the Financing will increase their beneficial ownership as a result of the Financing.  Their aggregate interest will also increase as a percentage of outstanding shares due to the retirement of fractional shares purchased by us as part of the Reverse/Forward Stock Split.  Each share of Preferred Stock is, and each share of Preferred Stock to be issued in the Financing will initially be, convertible into five shares of Common Stock.  See the information under the caption “Information About the Company—Interests of Our Executive Officers and Directors in the Reverse/Forward Stock Split” in this Information Statement.  In addition, we expect that all of our directors and executive officers, in addition to each member of the Investor Group, will become party to the Stockholders Agreement, which will give these holders certain benefits and subject them to certain restrictions.  See the information under the caption “General Information About the Reverse/Forward Stock Split—Financing of the Reverse/Forward Stock Split—Stockholders Agreement” in this Information Statement.

Effects on the Investor Group

As a result of the Reverse/Forward Stock Split and the Financing (assuming the sale of an aggregate of the maximum $4.0 million of our Preferred Stock), we estimate that the Investor Group will increase its aggregate beneficial ownership of our Common Stock from approximately 75% to 84%.  The number of shares of Common Stock and Preferred Stock held by the members of the Investor Group immediately prior to the Reverse/Forward Stock Split will remain substantially unchanged as a result of the Reverse/Forward Stock Split.  However, its aggregate percentage ownership of our Common Stock on an as-converted basis will increase due to the retirement of fractional shares purchased by us as part of the Reverse Split, as well as its acquisition of additional shares of Preferred Stock in the Financing.  In addition, the members of the Investor Group, each of which will become party to the Stockholders Agreement, will have certain rights not shared by our other stockholders under the Stockholders Agreement, including the right of certain members to designate members of our Board, the right to receive periodic financial information about us and preemptive rights to purchase equity securities that we may propose to issue from time to time.  See the information under the caption “Information About Other Filing Persons—Interests of the Investor Group in the Reverse/Forward Stock Split” in this Information Statement.

Effects on Holders of Preferred Stock

The Reverse/Forward Stock Split will have no impact on the outstanding number of shares of Preferred Stock.  However, the aggregate percentage ownership of our Common Stock on an as-converted basis represented by the Preferred Stock will increase due to the retirement of fractional shares purchased by us as part of the Reverse/Forward Stock Split, as well as the issuance of additional shares of Preferred Stock in the Financing.  As of the date hereof, each share of Preferred Stock is convertible into five shares of Common Stock, and this conversion rate will not be affected by the transactions described in this Information Statement.

Effects on Option and Warrant Holders

Regardless of whether an outstanding stock option or warrant provides a right to purchase less than, equal to or greater than 50,000 shares, the number of shares underlying each such outstanding stock option granted under our equity incentive plans (the “Plans”) and each outstanding warrant to purchase our Common Stock will not change as a result of the Reverse/Forward Stock Split.  The Board, as administrator of each of the Plans, has determined that no adjustment to the outstanding stock options is necessary or appropriate in connection with the Reverse/Forward Stock Split.  Because of the symmetry of the 1-for-50,000 Reverse Split and the 50,000-for-1 Forward Split, the Board has determined that the Reverse/Forward Stock Split will not cause dilution or enlargement of the benefits intended by us to be made available under the Plans or with respect to any outstanding stock options or warrants.

Effects on Convertible Notes

The Reverse/Forward Stock Split will not affect the Convertible Notes.  The terms of these Convertible Notes will remain the same after the consummation of the Reverse/Forward Stock Split.  The Convertible Notes carry an interest rate of 5% per year, compounding annually, mature on December 8, 2009 and are convertible at maturity into shares of Common Stock.  In the event that the value of our Common Stock is equal to or greater than $1.50 per share, the outstanding principal and accrued interest under the Convertible Notes will automatically convert into shares of Common Stock at $1.50 per share. In the event that such value at the time of conversion is less than $1.50 per share, the outstanding principal and accrued interest under the Convertible Notes will convert into shares of Common Stock at a conversion price equal to the greater of such value or $1.00 per share, and in such case each holder of a Convertible Note may elect to receive all or a portion of the amounts due under the note in cash in lieu of shares of Common Stock. As a result of the Reverse/Forward Stock Split, including the cashing out of fractional shares at a price of $0.14 per pre-split share and the subsequent deregistration of our Common Stock, we do not believe the holders of the Convertible Notes will elect to convert their notes into Common Stock at $1.00 per share, but will instead request repayment of the Convertible Notes and accrued interest in cash upon maturity.  We estimate that, if the Convertible Notes are held to maturity, we will owe approximately $7.5 million to the holders of the Convertible Notes in the aggregate.  While we do not currently expect the Convertible Notes to be converted into shares of our Common Stock, in the event that under the terms of the Convertible Notes they are converted into Common Stock, the maximum number of shares of Common Stock that we would be obligated to issue, based on a conversion price of $1.00 per share, is approximately 7.5 million.

Potential Advantages of the Reverse/Forward Stock Split

In addition to providing our smaller stockholders with a cost-effective mechanism to liquidate their shares at a price determined to be fair by the Board and Special Committee and allowing our management to focus its time and resources on developing our business, as opposed to devoting substantial time to compliance with our obligations under the Exchange Act, the Sarbanes-Oxley Act and other federal securities laws, our Board believes we would realize material financial and non-financial benefits from deregistering our Common Stock.  The financial benefits may be summarized by the following anticipated cost savings:

The Board believes that any material benefit derived from continued registration under the Exchange Act is outweighed by the significant and increasing cost of being a public company.  Those costs may be summarized as follows:

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Our historical costs associated with being a public company are approximately $500,000 annually, before taxes, consisting of approximately $210,000 for audit-related fees, $100,000 for legal fees, $150,000 for fees related to Sarbanes-Oxley Act compliance (other than compliance with Section 404) and $40,000 for other items, such as printing and stock transfer fees;

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Beginning in our fiscal year ending December 31, 2009, as a public company we would need to comply with the auditor attestation provisions of Section 404, which require the filing of an attestation report of our independent registered public accounting firm on management’s assessment of our internal control over financial reporting.  Adding Section 404 attestation procedures will increase our ongoing costs significantly, including:

o	increasing the cost of the annual audit process by approximately $100,000;

o	increasing annual consulting and legal fees that we incur by approximately $75,000; and

o	increasing our annual personnel costs (primarily as a result of new hires related to Section 404) by approximately $75,000.

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We also expect that we would incur a total one-time expense of approximately $100,000 for documentation and implementation of internal systems and other consulting fees and a total one-time audit expense of approximately $150,000 relating to preparation for compliance with the audit attestation requirements of Section 404. We have started incurring some of these one-time expenses in advance of our 2009 fiscal year end as we implement the procedures to comply with the audit attestation requirements of Section 404.  We will avoid further expenses by ceasing to be a public company.

The dollar amounts set forth above are only estimates.  The actual savings that we may realize may be higher or lower than the estimates set forth above.

In addition to increasing costs, the burdens imposed on us as a result of being public have significantly increased since the passage of the Sarbanes-Oxley Act and the implementation of regulatory reforms adopted by the Commission.  The overall management time expended on the preparation and review of our public filings has increased substantially in order for our principal executive officer and principal financial officer to certify the financial statements in each of our public filings as required under the Sarbanes-Oxley Act.  Since we have relatively few management personnel, these indirect costs are significant relative to our overall expenses and, although there will be no direct monetary savings with respect to these indirect costs when the Reverse/Forward Stock Split is effected and we cease filing periodic reports with the Commission, the time currently devoted by management to our public company reporting and compliance obligations could be devoted to growing our business.

The corporate governance, reporting, internal control documentation, attestation procedures and disclosure compliance obligations required by the Sarbanes-Oxley Act are also disproportionately more burdensome to us based on our size, financial resources, human capital, small number and percentage of shares that are held by unaffiliated stockholders, absence of sustained interest from public investors and securities research analysts and inability to access the capital markets, compared to a larger public company.

The Board also believes that the significant tangible and intangible costs of our being a public company are not justified because we have not been able to realize many of the benefits that publicly traded companies sometimes realize.  The lack of an active trading market for our Common Stock has limited our ability to use our securities as acquisition currency or to attract and retain employees.  In addition, the recent lack of an active trading market for our Common Stock has also impaired our stockholders’ ability to sell their shares, which has prevented them from realizing the full benefits of holding public company stock.  We believe our status as a public company has not only failed to benefit our stockholders materially, but also places an unnecessary financial, management and competitive burden on us.

The Reverse/Forward Stock Split and the deregistration of our Common Stock are also expected to provide small stockholders with an efficient mechanism to liquidate their equity interest at a fair price for their shares and without a broker’s commission.  Based on information available to us, we estimate that we presently have an aggregate of approximately 360 record holders of our Common Stock and 1,260 beneficial holders of our Common Stock.  We estimate that approximately 1,100 of our beneficial holders own fewer than 50,000 shares each.  In the aggregate, the shares held by these small holders comprise less than approximately 10% of our outstanding shares of Common Stock, but represent approximately 87% of our total number of beneficial holders.

We intend to apply for termination of registration of our Common Stock under the Exchange Act as soon as practicable following completion of the Reverse/Forward Stock Split.  However, the Board reserves the right, in its discretion, to abandon the Reverse/Forward Stock Split if it determines that abandoning the Reverse/Forward Stock Split is in our best interest and the best interest of our stockholders.

Potential Disadvantages of the Reverse/Forward Stock Split

Stockholders owning fewer than 50,000 shares of Common Stock immediately prior to the effectiveness of the Reverse/Forward Stock Split will, after giving effect to the Reverse/Forward Stock Split, no longer have any equity interest in us and therefore will not participate in our future potential earnings or growth.  It is expected that all but approximately 160 record holders will be fully cashed out in the Reverse/Forward Stock Split.  It will be difficult or impossible for cashed out stockholders to re-acquire an equity interest in us unless they purchase an interest from the remaining stockholders or an active public market for the Common Stock develops, which the Board believes is unlikely.

The Reverse/Forward Stock Split will require stockholders who own fewer than 50,000 shares of Common Stock to surrender their shares for a cash payment of $0.14 per pre-split share.  These stockholders will not have the ability to continue to hold their shares.  The ownership interest of these stockholders will be terminated as a result of the Reverse/Forward Stock Split, but the Board has concluded that the completion of the Reverse/Forward Stock Split overall will benefit these stockholders because of, among other reasons, the immediate liquidity provided to them by the transaction at a price determined by the Special Committee and Navigant to be fair, from a financial point of view, to these stockholders.

Potential disadvantages to certain of our stockholders who will remain as stockholders after the Reverse/Forward Stock Split include reduced disclosure of information about us and lack of a liquid market for their Common Stock.  When the Reverse/Forward Stock Split is effected, we intend to terminate the registration of our Common Stock under the Exchange Act.  As a result of the termination, we will no longer be subject to the periodic reporting requirements of the Exchange Act or the proxy rules thereunder.

Termination of our registration under the Exchange Act will substantially reduce the information which we will be required to furnish to our stockholders.  After we become a non-reporting, privately-held company, our stockholders will have access to our corporate books and records only to the extent provided by the DGCL or required by our directors’ and officers’ fiduciary duties to us and our stockholders, and only the Investor Group will have the information rights set forth in the Stockholders Agreement.  Any documents provided to our continuing stockholders may not be as detailed or extensive as the information we currently file with the Commission and deliver to stockholders.

Termination of our registration under the Exchange Act also will make many of the provisions of the Exchange Act intended to protect investors no longer applicable to us, including the short-swing profit provisions of Section 16, the proxy solicitation rules under Section 14 and the stock ownership reporting rules under Section 13.  In addition, affiliate stockholders may be deprived of the ability to dispose of their Common Stock in accordance with Rule 144 under the Securities Act.  We will also no longer be subject to the Sarbanes-Oxley Act, which imposes many additional rules and regulations on public companies that were designed to protect investors, including rules related to director independence and certification of financial reports.

For those stockholders who receive a cash payment as a result of the Reverse/Forward Stock Split, your receipt of cash will be a taxable transaction for United States federal income tax purposes and may be taxable for state, local, foreign and other tax purposes as well.  Amounts received may result in capital gains or losses depending on your situation.  See the information under the caption “—Federal Income Tax Consequences of the Reverse/Forward Stock Split” in this Information Statement.  You are urged to consult with your own tax advisor regarding the tax consequences of the Reverse/Forward Stock Split in light of your particular circumstances.

Completion of the Reverse/Forward Stock Split is expected to require approximately $1.8 million of cash, which includes approximately $0.8 million for the acquisition of Common Stock being cashed out as a result of the transaction and approximately $1.0 million for advisory, legal, financial, accounting, printing and other fees and costs related to the transaction.  To fund the Reverse/Forward Stock Split, including associated fees and costs, we will issue shares of our Preferred Stock in the Financing.  We expect to receive gross proceeds of up to $4.0 million from the Financing, under which the members of the Investor Group have agreed to purchase our Preferred Stock at a price of $0.60 per share (or, since each share of Preferred Stock issued in the Financing will initially convertible into five shares of Common Stock, $0.12 on a common equivalent basis).  As a result of issuing additional shares of Preferred Stock, continuing stockholders will incur significant dilution.  Any proceeds of the Financing beyond those necessary to repurchase shares, and the costs of the Reverse/Forward Stock Split, will be used for working capital and other general corporate purposes. As a result of issuing additional shares of Preferred Stock, continuing stockholders who are not members of the Investor Group will incur dilution of approximately 22% in terms of their percentage ownership of our Company, on an as-converted to Common Stock basis, assuming the consummation of the Reverse/Forward Stock Split, the repurchase of fractional interests and the completion of the Financing in the amount of $4.0 million.

As a result of the Reverse/Forward Stock Split and the Financing (assuming the sale of an aggregate of $4.0 million of our Preferred Stock), we estimate that the Investor Group will increase its aggregate beneficial ownership of our Common Stock from approximately 75% to 84%.  This increase in the concentration of our equity ownership will enable the Investor Group to continue to cause the election of each member of our Board.  In addition, following the Reverse/Forward Stock Split, any stockholder who becomes a party to the Stockholders Agreement (including each member of the Investor Group and each of our directors and officers) will be subject to certain voting restrictions pursuant to which such stockholder will be required to vote his, her or its shares of Common Stock and Preferred Stock to elect seven directors, determined as follows:  (i) two individuals designated by the Psilos Funds, (ii) one individual designated by the Essex Funds, (iii) Mr. Pappajohn or an individual designated by him, (iv) Dr. Schaffer or an individual designated by him, (v) one individual mutually designated by the foregoing five directors and (vi) the person serving as our chief executive officer from time to time.  Accordingly, our unaffiliated stockholders who remain stockholders after the consummation of the Reverse/Forward Stock Split and the Financing will have little or no ability to affect the constitution of the Board, whether such stockholders become party to the Stockholders Agreement or not.

As a private company, we will no longer be subject to the corporate governance standards set forth in the rules of the Commission, including rules related to director independence, related party transactions, maintenance of a code of ethics and the requirement that we have an audit committee.  Many of these rules were set up with the objective of protecting unaffiliated holders of a company’s stock from conflicts of interest between a company and its affiliates.  Once we are private, we will no longer be subject to such rules, although our Board and officers will continue to be subject to their fiduciary obligations under state law.  In addition, upon termination of our registration, we will no longer file periodic reports with the Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and we will not be subject to the Commission’s proxy rules.  Accordingly, you will have access to much less information about us once we are a private company than you currently have.  Moreover, once we are private, we do not intend to make available to our stockholders any financial or other information about us that is not required by law.

The intended effect of the Reverse/Forward Stock Split is to reduce the number of record holders of Common Stock to fewer than 300 so that we will be eligible to terminate the public registration of our Common Stock under the Exchange Act.  We expect to reduce the number of our record holders to approximately 160 as a result of the Reverse/Forward Stock Split.  In addition, following the Reverse/Forward Stock Split, any stockholder who becomes a party to the Stockholders Agreement (including each member of the Investor Group and each of our directors and officers) will be subject to certain restrictions on transfer that will restrict their ability to sell or otherwise transfer our stock.  However, if the Reverse/Forward Stock Split does not have the intended effect, or if the number of stockholders rises to 300 or more after the consummation of the Reverse/Forward Stock Split for any reason, we will once again be subject to the periodic reporting obligations under the Exchange Act and the Commission’s proxy rules, which would negate much, if not all, of the savings intended to be accomplished through the Reverse/Forward Stock Split.

Fairness of the Reverse/Forward Stock Split

Following consultation with, and upon the recommendation of, the Special Committee, the Board determined unanimously that the Reverse/Forward Stock Split, including the proposed cash payment of $0.14 per pre-split share to stockholders whose shares will be cashed out, is fair, from a financial point of view, to all of our unaffiliated stockholders, including those whose shares will be cashed out and those who will be continuing stockholders.  Each of the Filing Persons joins us in making the disclosures under the this section “—Fairness of the Reverse/Forward Stock Split” as well as the disclosure immediately below under “—Factors Considered in Determining Fairness.”  The Company and each of the other Filing Persons expressly adopts the fairness determination analysis of the Special Committee as his or its own.

Factors Considered in Determining Fairness

Substantive Fairness

Factors relevant to stockholders receiving cash in lieu of fractional interests. With respect to the stockholders whose shares would be cashed out, the Board and the Special Committee relied upon, among other things, a range of estimates of our value on a going concern basis, as determined by Navigant.  As described below, Navigant’s opinion was delivered in June 2008 and does not address the November 2008 change in the reverse split ratio.  In delivering its June 2008 fairness opinion, Navigant developed ranges of equity values for our Common Stock using income and market approaches to valuation.  Using Navigant’s analyses, the Special Committee estimated the value of the Common Stock at a point within Navigant’s supplied range of estimated equity values and then requested that Navigant render an opinion as to the fairness of the proposed consideration to be paid to fractional stockholders following a reverse split.  The Board adopted the analyses and conclusions developed by Navigant in June 2008 in reaching its conclusion that the cash payment to those unaffiliated holders of shares of Common Stock who will receive cash payments in connection with a reverse split and will not be continuing stockholders is fair, from a financial point of view, to those unaffiliated holders.  You can read more about Navigant’s analysis under the section entitled “—Summary of Fairness Opinion” in this Information Statement.

The Board and the Special Committee believe that an indicator of our value as a going concern is the value of companies comparable to us and our available cash flow.  As part of its review, the Board and the Special Committee considered the following:

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The Board and the Special Committee considered Navigant’s valuation analysis, including its market approach using a similar transactions valuation method, in which Navigant analyzed similar transactions in the healthcare services industry and derived a market multiple of business enterprise value compared to revenue, which multiple was then applied to our financial statements.  Navigant derived a range of equity values between $0.13 to $0.16 per pre-split share based on this market approach.

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The Board and the Special Committee also considered Navigant’s income approach using a discounted cash flow valuation method, in which it analyzed our future financial projections and discounted our estimated future cash flows to their present values.  Navigant derived a range of equity values between $0.12 to $0.18 per pre-split share based on this income approach.

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The Board and the Special Committee noted that the cash out price of $0.14 per pre-split share was within the ranges suggested by both the income approach and the market approach analyses performed by Navigant.

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The Board and the Special Committee also considered Navigant’s opinion that the price of $0.14 per pre-split share to be paid to unaffiliated stockholders in lieu of fractional interests was fair, from a financial point of view, to such stockholders.

While Navigant’s analysis was a significant factor in the Special Committee’s determination of a specific price and the Board’s fairness determination, it was not the only factor.  The Special Committee and the Board considered other factors, including:

•
Financial Condition.  During 2007 and, to date, in 2008, despite efforts to reduce our expenses and integrate and expand our business lines, we have experienced losses from operations and negative cash flows.  The Board recognized that additional financing or cost-reduction measures are still required.  Since the Investor Group expressed an interest in financing the cash out of fractional interests in connection with a reverse split, which we believed would help us reduce our cost structure by enabling us to deregister our Common Stock, the Board determined that our financial position, and the fact that we do not, at this time, have any viable financing alternatives, were additional indications of fairness to the holders of Common Stock to be cashed out;

•
Liquidity of Common Stock.  The Board discussed the lack of an active trading market for the Common Stock, the lack of substantial analyst coverage of us and our inability to access the public capital markets as some of the indications that our stockholders are not receiving the typical benefits of public company stock ownership.  Since we and our stockholders were not receiving these typical benefits, the Board considered that the lack of liquidity of our Common Stock was an additional indication of fairness to the holders of Common Stock to be cashed out;

•
Price of Preferred Stock in the Financing.  The Board considered as a positive factor that the shares of Common Stock into which the Preferred Stock being sold in the Financing could be converted had an implied value, based on the conversion of ratio of five shares of Common Stock for one share of Preferred Stock to be purchased for $0.60 per preferred share, or $0.12 per equivalent common share.  As the Preferred Stock has rights, privileges and preferences superior to those of the Common Stock, the Board believed that a cash out price for the Common Stock that was higher than the purchase price for the Preferred Stock was an additional indication of fairness to the holders of Common Stock to be cashed out;

•
Avoidance of Commissions.  The Board and the Special Committee determined that the fairness of a reverse split to those unaffiliated stockholders whose shares will be cashed out was also supported by the fact that these stockholders will receive a cash payment of $0.14 per pre-split share and will not pay the commissions that such stockholders would have to pay if they attempted to sell their shares in the open market; and

•
Book Value.  The Special Committee did not consider our book value in its determination of a cash-out price because it did not consider book value to be relevant to determining the value of a going concern.  However, the Board noted that our book value of approximately $0.14 per share as of September 30, 2008, on an as-converted basis, was supportive of the cash out price.

Factors relevant to continuing stockholders.  With respect to the fairness of a reverse split to our unaffiliated continuing stockholders, the Board relied on the fact that the amount being paid to stockholders being cashed out was not in excess of the range of values determined to be fair by Navigant.  The Board also determined that the primary additional factors supporting the fairness of the Reverse/Forward Stock Split to those unaffiliated stockholders who will be continuing stockholders are the cost reduction anticipated to result from the deregistration of our Common Stock and the anticipated benefit to us by virtue of management’s expected ability to focus more completely on our business and to redeploy resources designed to create value for our continuing stockholders.  The Board also noted that the relative voting power of the continuing stockholders would remain unchanged after consummation of the Reverse/Forward Stock Split, before giving effect to the Financing.  The Board also noted that our book value of approximately $0.14 per share as of September 30, 2008, on an as-converted basis, was supportive of the cash out price.

Factors relevant to all stockholders.  The Board (and, as to the second bullet below only, the Special Committee) determined that certain additional factors supported the fairness of a reverse split to all of our unaffiliated stockholders, whether or not expected to be cashed out, including:

•
Sales or transfers to discontinue or retain stock ownership.   Stockholders who would otherwise retain an equity interest in us after the completion of a reverse split may, depending on the demand for their shares and the limited liquidity available through the public market, have some control as to whether they will retain an interest by selling or transferring shares of Common Stock prior to the effectiveness of a reverse split to bring their equity interest to below 50,000 shares and, therefore, be in a position to be cashed out pursuant to a reverse split.  However, stockholders contemplating such sales or transfers should note that, although the Reverse/Forward Stock Split has been approved by the requisite stockholders, the Board reserves the right, in its discretion, to abandon the Reverse/Forward Stock Split prior to its effectiveness if it determines that doing so is in our best interest and the best interest of our stockholders.  Alternatively, those stockholders who would otherwise be cashed out pursuant to a reverse split may seek to acquire shares in the market to bring their holdings to at least 50,000 shares and therefore retain an equity interest in us and participate in any future increases in our equity value.  The Board did not place undue emphasis on this factor, however, due to the limited trading market for the Common Stock.

•
No firm, unconditional offers to acquire control of the Company.   While our Board and management have been involved in discussions with third parties from time to time, we have not received, during the past two years, any firm, unconditional offers for our merger or consolidation with or into another company, or vice versa, or the sale or transfer of all or substantially all of our assets to another company, or a purchase of our securities by another person that would involve a change in our control.

Factors not considered. The Board and the Special Committee did not consider, or discounted the effect of, a number of factors that might, under certain circumstances, have been relevant to assessing fairness.  For example:

•
The Board and Special Committee discounted the effect of current and historical market prices of our shares as a factor since there has not been an active trading market for our Common Stock on the OTCBB during the past two years;

•	We have not previously repurchased shares of our Common Stock, and therefore the Board and the Special Committee could not consider any such repurchases as the basis for fairness; and

•
The Board and the Special Committee also did not assign any weight to our liquidation value.  The liquidation process would involve additional legal fees, costs of sale and other expenses, and, as a result, the Board and the Special Committee believed that our liquidation value would be less than the cash out price of $0.14 per pre-split share.

Fairness determination.  In June 2008, upon the recommendation of the Special Committee, the Board determined that, as provided in Navigant’s fairness opinion, the proposed payment of $0.14 per pre-split share in connection with a reverse split is fair, from a financial point of view to the unaffiliated stockholders who will be cashed out.  In November 2008, the Board determined that changing the ratio of the reverse split from 1-for-100,000 to 1-for-50,000 did not alter the substantive fairness of the transaction because the size of the ratio was not a factor in assessing the substantive fairness of the transaction.

Procedural Fairness

Following consultation with, and upon the recommendation of, the Special Committee, the Board determined that the Reverse/Forward Stock Split is procedurally fair to all unaffiliated stockholders, including both stockholders who will receive cash payments in connection with the Reverse/Forward Stock Split and stockholders who will retain an equity interest in us.  In reaching this conclusion, the Board determined that its receipt of an opinion from Navigant was a critical procedural safeguard protecting the interests of all unaffiliated stockholders.  In June 2008, Navigant provided an opinion with respect to the fairness, from a financial point of view, of the consideration to be paid to the holders of shares of our Common Stock who will receive cash payments for their pre-split shares and will not be continuing stockholders.  In connection with providing its fairness opinion, Navigant conducted an independent valuation of the Company and determined a range of equity values per pre-split share of our Common Stock.  We did not have any relationship with Navigant prior to this transaction.  Navigant and its affiliates provide investment banking, restructuring, valuation, and transaction advisory services to middle market companies, private equity groups, lenders, and other creditor constituencies.

The Board also relied significantly on the independent determination by Navigant of the range of fair prices at which shares of pre-split Common Stock could be cashed out in the Reverse/Forward Stock Split to conclude that the Reverse/Forward Stock Split is procedurally fair to the stockholders who would remain stockholders after the transaction, in this case because the independent determination demonstrates that we are not paying more than fair market value for the shares that will be cashed out.

The Board determined not to condition the approval of the Reverse/Forward Stock Split on approval by a majority of our unaffiliated stockholders because the Board believed that any such vote would not provide meaningful additional protection to those unaffiliated stockholders.  Based on information available to us, approximately 27% of our outstanding Common Stock, on an as-converted basis, is held by non-affiliates.  The Board did not believe it was in our best interest and the best interest of our stockholders to incur the increased costs associated with allowing a minority of investors to make a determination with respect to the Reverse/Forward Stock Split alone.  In addition, the Reverse/Forward Stock Split is a matter that could not be voted on by brokers without instruction from the beneficial owners of the shares.  Accordingly, the Board considered that there was a strong possibility that a large percentage of shares held in brokerage accounts would not be voted.  Finally, the Board noted that the vote of a majority of unaffiliated stockholders was not required under Delaware law.

The Board also did not retain an unaffiliated representative to act solely on behalf of the unaffiliated stockholders.  Retaining an unaffiliated representative on behalf of the unaffiliated stockholders would be an added expense of the Reverse/Forward Stock Split and would not affect the outcome of the transaction because a majority vote of the unaffiliated stockholders is not required under applicable law.  The Board also did not retain an unaffiliated representative because the Special Committee was formed to protect the interests of the unaffiliated stockholders.  In addition, one of the main purposes of engaging Navigant was to obtain a third-party valuation to provide assistance to the Special Committee in setting a price that would be fair to our unaffiliated stockholders, whether or not they would receive cash in lieu of fractional interests in the transaction.

The Board has not granted unaffiliated stockholders access to our corporate files, except as required by the DGCL, nor has it extended the right to retain counsel or appraisal services at our expense.  With respect to unaffiliated stockholders’ access to our corporate files, the Board believes that this Information Statement, together with our other filings with the Commission, provide adequate information for unaffiliated stockholders.  The Board also considered the fact that under the DGCL and subject to specified conditions set forth under Delaware law, stockholders have the right to review our relevant books and records of account.  In deciding not to adopt these additional procedures, the Board also took into account factors such as our size and financial capacity and the costs of such procedures.

The Board determined that the process leading up to the approval of the Reverse/Forward Stock Split was procedurally fair to the stockholders because of the structural fairness of the Reverse/Forward Stock Split and the safeguards that the Board put into place.  The critical procedural safeguards that the Board used were (i) the formation of the Special Committee comprised of independent directors to evaluate and make a recommendation to the full Board regarding the going-private transaction, (ii) the Special Committee’s engagement of independent counsel to advise it on legal matters and (iii) the Special Committee’s engagement of Navigant to render an opinion as to the fairness, from a financial point of view, of the consideration to be paid to our unaffiliated stockholders in lieu of the issuance of fractional interests.

The Board also determined that changing the ratio of the reverse split from 1-for-100,000 to 1-for-50,000 did not alter the procedural fairness of the transaction because the procedural protections employed by the Board were not dependent on the specific split ratios.

This discussion of the information and factors considered by the Board is not intended to be exhaustive and may not include all of the factors considered.  In reaching its determination to approve and recommend the Reverse/Forward Stock Split and the transactions contemplated thereby, the Board did not quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination that the Reverse/Forward Stock Split and the transactions contemplated thereby are advisable and in our best interest and the best interest of our stockholders.  Rather, the Board viewed its position and recommendation as being based on an overall analysis and on the totality of the information presented to and factors considered by it.

Summary of Fairness Opinion

The Special Committee retained Navigant to act as its financial advisor with respect to the proposed going-private transaction, including the proposed reverse split (1-for-100,000 at the time that Navigant conducted its analysis and delivered its opinion) and the cash out of fractional interests.  Navigant’s services were limited to the delivery of a fairness opinion with respect to the consideration to be paid to unaffiliated holders of our Common Stock who will receive cash payments in connection with a reverse split and will not be continuing stockholders.  Navigant was not engaged to advise us on the structure of the transaction or any changes to the transaction, including the November 2008 change in the reverse split ratio, and Navigant did not recommend any course of action to us.  In selecting Navigant, the Special Committee considered, among other things, the fact that Navigant is a nationally recognized financial advisory firm with substantial experience advising companies in the healthcare industry as well as substantial experience providing strategic advisory services.  Navigant is engaged in the evaluation of businesses and their debt and equity securities in connection with going-private transactions, mergers and acquisitions, underwritings, private placements and other securities offerings, valuations and general corporate advisory services.

On June 18, 2008, Navigant delivered to the Board its oral opinion, which was subsequently confirmed in writing, that, as of that date and based on and subject to the factors and assumptions set forth in the fairness opinion, the consideration to be paid to the stockholders receiving cash in lieu of fractional shares as a result of the proposed reverse split was fair from a financial point of view to holders of fractional interests.  The fairness opinion is directed to the Board and addresses only the fairness of the consideration to be paid to holders of fractional interests from a financial point of view. The fairness opinion does not address the November 2008 change in the reverse split ratio or the impact of such a change on stockholders who may remain stockholders following consummation of the proposed transactions.  The summary of the fairness opinion set forth herein is qualified in its entirety by reference to the full text of the fairness opinion, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the fairness opinion. The fairness opinion is attached as Annex B to this Information Statement and should be read carefully and in its entirety in connection with this Information Statement.  Navigant is not obligated to update its fairness opinion after the date of the fairness opinion.  Although a Navigant representative confirmed to us that Navigant did not consider the size of the reverse split ratio as a factor in rendering the fairness opinion that it delivered to the Board on June 18, 2008, Navigant was not engaged to update its fairness opinion to address the November 2008 change in the reverse split ratio or any other events or developments since the opinion was delivered on June 18, 2008.

The fairness opinion does not address the relative merits of a reverse split or any particular ratio to be used in connection with such a split (although the opinion refers to the original 1-for-100,000 reverse split ratio in its description of the transaction) or any alternatives to the transaction, the underlying decision of the Board to proceed with or effect a reverse split or any other aspect of the transaction as proposed to Navigant.  Navigant did not determine or recommend the consideration to be paid to holders of fractional interests.  In furnishing its fairness opinion, Navigant did not represent that it is an expert within the meaning of the term “expert” as used in the Securities Act, nor did it represent that the fairness opinion constitutes a report or valuation within the meaning of the Securities Act.

In connection with rendering the fairness opinion, Navigant performed various reviews, analyses, and inquiries as it deemed necessary and appropriate under the circumstances. The Special Committee did not limit the investigations made or procedures followed by Navigant in giving the fairness opinion.  In the course of performing its review and analysis for rendering the fairness opinion, Navigant:

•
reviewed the letter and attached term sheet dated April 16, 2008 executed by members of the Investor Group and delivered to us, setting forth the terms upon which the Investor Group would be willing to undertake the proposed financing, as well as a June 3, 2008 letter from Michael Barber, M.D., a member of the Special Committee, summarizing the terms of the proposed reverse split as of that date;

•
reviewed our publicly available Commission filings, including its annual reports for the periods ended December 31, 2006 and 2007, which include audited financial statements for the fiscal years 2006 and 2007, as well as quarterly financial reports for fiscal 2006 and 2007;

•
reviewed our financial statements, in the form provided to Navigant by our management, for the fiscal years ended December 31, 2006 and December 31, 2007, and for the three-month periods ended March 31, 2007 and March 31, 2008;

•	reviewed minutes of meetings of the Board for the previous two years;

•
reviewed a marketing presentation dated April 2008 prepared by our management highlighting our business, ownership, leadership, repositioning strategy, industry trends, competitors, product and service offerings, key customers, and financial information;

•	visited our headquarters in Coral Springs, Florida;

•
met with members of our senior and operating management to discuss our operations, repositioning strategy, key customers, historical and prospective financial results, future prospects (including risk factors), net operating loss carryforwards, potential merger/acquisition candidates, and the rationale for the going-private transaction;

•
reviewed publicly available financial data, stock market performance data, and market multiples of companies in the healthcare services, managed health, and healthcare technology sectors for comparative purposes;

•	reviewed recent, arms-length transactions involving similar companies;

•	reviewed our stock price history and reported events; and

•	conducted such other studies, analyses and inquiries as Navigant deemed appropriate.

 Such other studies, analyses and inquiries included a review of industry research related to the care and disease management industry and economic trends in the United States and inquiries related to a change in our business model implemented in 2006, which sought to transition away from capitated contracts, in which we accept risk with respect to the cost of services rendered, to an administrative services and fee-for-service revenue model, in which we do not accept risk.  Navigant’s investigation also considered management’s strategic review, the rationale for the business model change and its projected benefits, as well as the risks involved.

In rendering the fairness opinion, Navigant has assumed the accuracy and completeness of all of the information that we supplied with respect to our business and our industry.  With respect to the financial forecast information furnished to or discussed with Navigant by our management, Navigant assumed that such information was reasonably prepared and that it reflected the best currently available estimates and judgment of our management as to our expected future financial performance.

For purposes of the fairness opinion, it was represented to Navigant that we have not consummated and do not contemplate any material transaction other than a reverse split followed by a forward split, the proposed financing and those activities undertaken in the ordinary course of business.  Navigant does not assume any responsibility for any independent verification of any information provided to it, and Navigant has further relied upon the assurance of our management that it is not aware of any facts or circumstances that would make such information inaccurate or misleading in any respect material to its analysis.

The following is a summary of Navigant’s material financial analyses used in developing the fairness opinion.  Navigant employed accepted valuation practices and methods in reaching its conclusion described in the fairness opinion.  The discussion herein does not constitute a complete description of Navigant’s analyses, including the assumptions and methodologies that underlie the analyses that comprise the fairness opinion.

In arriving at its fairness opinion, Navigant considered all of the financial analyses it performed and did not attribute any particular weight to any specific analysis, nor did it reach a conclusion based on any single analysis.  Consequently, no single analysis should be considered independently, as it may lead to a misleading conclusion about the fairness of the payment of $0.14 per pre-split share to holders of fractional interests.  Instead, Navigant developed its conclusion on the fairness of the payment of $0.14 per pre-split share to holders of fractional interests from a financial point of view based on its experience and professional judgment after considering the results of its analyses taken as a whole.

In performing its valuation of us and arriving at a range of Common Stock values on a going concern basis, Navigant performed the following valuation analyses:

•	Discounted Cash Flow Analysis and
•	Similar Transactions Analysis.

Navigant also considered, but did not use, a Guideline Company Analysis in developing its valuation conclusions.

Discounted Cash Flow Analysis. Discounted cash flow (“DCF”) analysis estimates value based upon a company’s projected future free cash flow discounted at a rate reflecting risks inherent in its business and capital structure. The DCF analysis values an asset as the present value of the sum of (i) its unlevered free cash flows over a forecast period and (ii) its theoretical terminal value at the end of the forecast period. Unlevered free cash flow represents the amount of cash generated and available for principal, interest and dividend payments after providing for ongoing business operations. Our terminal value was calculated based on projected adjusted revenue for 2017 (calculated as 2017 net revenue increased by an assumed long-term growth rate of 3%).  While the DCF analysis is the most scientific of the methodologies used, it is dependent on projections and is further dependent on numerous industry-specific and macroeconomic factors.

For purposes of the DCF analysis, Navigant relied upon financial projections provided by our management for fiscal years ending December 31, 2008 through 2017.  These include projections for each of our major business lines related to revenue, cost of sales, selling, general and administrative expense, other income, net working capital changes, capital expenditures, and depreciation and amortization. The projections assume that there will not be any strategic acquisitions or material changes in the legal or regulatory environment governing our key businesses. The underlying expectation for our projected performance was that our complex care management and One Care Street™ service lines are expected to increase in revenue substantially as sales efforts and market penetration from these services grow. Navigant reviewed management’s projections against market participant results and closely discussed the results of these forecasts with management to ensure an understanding of the underlying assumptions.

Our management’s projected annual revenue and earning before interest, taxes, depreciation and amortization (“EBITDA”) are outlined in the table below:

		TTM	Projections for the Years Ending December 31 (1)										Terminal
		3/31/2008	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	Year
Net Revenue		$18,986	$18,650	$26,311	$33,066	$38,464	$43,507	$47,858	$50,729	$52,251	$53,819	$55,433	$57,096
Growth Rate			(16.2)%	41.1%	25.7%	16.3%	13.1%	10.0%	6.0%	3.0%	3.0%	3.0%	3.0%
Cost of Sales		11,433	11,245	14,881	18,146	20,569	22,845	25,130	26,637	27,436	28,259	29,107	29,980
Gross Profit		7,553	7,406	11,430	14,920	17,896	20,662	22,728	24,092	24,815	25,559	26,326	27,116
Operating Expenses		11,101	6,467	7,371	8,186	8,816	9,369	10,306	10,925	11,252	11,590	11,938	12,296
EBITDA		(3,548)	938	4,059	6,734	9,080	11,293	12,422	13,168	13,563	13,969	14,389	14,820
EBITDA as a % of Revenue		(18.7)%	5.0%	15.4%	20.4%	23.6%	26.0%	26.0%	26.0%	26.0%	26.0%	26.0%	26.0%
Depreciation	(2)	3,006	1,959	1,418	1,099	1,036	1,154	1,154	1,154	1,154	1,154	1,154	1,154
Operating Income (EBIT)		(6,554)	(1,020)	2,641	5,636	8,044	10,139	11,268	12,013	12,408	12,815	13,234	13,666
EBIT as a % of Revenue		(34.5)%	(5.5)%	10.0%	17.0%	20.9%	23.3%	23.5%	23.7%	23.7%	23.8%	23.9%	23.9%
NOLs Accrued			74,831	75,852	73,211	67,575	59,531	49,392	38,124	26,111	13,702	887	0
NOL Adjustment Applied			0	2,641	5,636	8,044	10,139	11,268	12,013	12,408	12,815	887	0
Taxable EBIT			0	0	0	0	0	0	0	0	0	12,347	13,666
Income Taxes	38.6%		0	0	0	0	0	0	0	0	0	4,763	5,272
Debt-Free Net Income			(1,020)	2,641	5,636	8,044	10,139	11,268	12,013	12,408	12,815	8,471	8,394
After-Tax Margin			(5.5)%	10.0%	17.0%	20.9%	23.3%	23.5%	23.7%	23.7%	23.8%	15.3%	14.7%
Cash Flow
Depreciation Expense			1,959	1,418	1,099	1,036	1,154	1,154	1,154	1,154	1,154	1,154	1,154
Working Capital Investment	5.0%		(180)	383	338	270	252	218	144	76	78	81	83
Capital Expenditures	n/a		500	500	500	500	500	500	500	500	500	500	500
Available Cash Flow			618	3,176	5,897	8,310	10,541	11,705	12,524	12,986	13,391	9,044	8,965

Notes:
(1)           Based on management prepared projections.
(2)           Present value factors are adjusted to a mid-period convention.

We have accumulated significant net operating loss carryforwards (“NOLs”) arising from losses prior to and during 2008.  These NOLs total $74.8 million as of December 31, 2007 and are expected to increase to $75.9 million by December 31, 2008. Our projections assume that these NOLs will be utilized going forward to offset taxable income. These NOLs are expected to be consumed by 2017 based on our management’s projections and are sufficient to keep us from incurring a tax liability until that time.

 A discount rate of 22% was used in the DCF analysis. The discount rate used by Navigant was computed based on a weighted average cost of capital (“WACC”) measuring the costs of debt and equity weighted by the percentage of debt and percentage of equity in an estimated capital structure.  The cost of equity was determined to be 26.74%, based on the capital asset pricing model, which estimates the return required by equity investors given a company's risk profile.    The pretax cost of debt capital was determined based on the Moody’s Baa Corporate Bond Yield as of the valuation date, which was equal to 7.02%.  In addition, since interest expense is deductible for income tax purposes, the pretax cost of debt was tax-affected using a 38.9% corporate United States tax rate based on a blended rate of federal and state income tax rates, which resulted in a tax-affected cost of debt capital of 4.31%.  The estimated proportion of debt and equity financing, 20% debt and 80% equity in Navigant’s analysis, was based on the capital structure of comparable companies used in the WACC analysis.  Navigant selected the companies utilized in the WACC analysis because they face similar economic and industry factors to us and represent an alternative investment to us.  The average debt weighting of the comparable companies was 12.50% and the median debt weighting was 15.14%.  Navigant rounded the median debt weighting up to 20%.  This capital structure was then used to weight the cost of debt and equity financing.  Based on the forgoing, Navigant estimated the WACC to be approximately 22%.

The foregoing calculations are outlined in the tables below:

Company Name	Market Value of Equity	Interest Bearing Debt	Market Value of Capital	Debt to Capital	Equity to Capital	Effective Tax Rate	Levered Beta (1)	Unlevered Beta
Healthways, Inc.	$1,124,156	$278,169	$1,402,325	19.84%	80.16%	40.7%	1.05	0.92
ADAM Inc.	75,126	15,161	90,287	16.79%	83.21%	38.6%	1.84	1.64
Hooper Holmes Inc.	65,889	0	65,889	0.00%	100.00%	38.6%	2.64	2.64
MEDecision, Inc.	26,634	5,409	32,043	16.88%	83.12%	38.6%	0.26	0.23
Health Fitness Corp.	41,618	0	41,618	0.00%	100.00%	51.8%	2.20	2.20
McKesson Corp.	16,029,513	1,797,000	17,826,513	10.08%	89.92%	32.1%	0.56	0.52
WellPoint Inc.	28,923,950	9,286,400	38,210,350	24.30%	75.70%	35.6%	0.93	0.77
CIGNA Corp.	11,429,130	2,353,000	13,782,130	17.07%	82.93%	30.4%	1.51	1.32
Aetna Inc.	22,557,744	3,517,900	26,075,644	13.49%	86.51%	34.6%	1.01	0.92
WellCare Health Plans, Inc.	2,219,178	154,901	2,374,079	6.52%	93.48%	38.5%	(0.35)	(0.34)

			Average	12.50%	87.50%	37.9%	1.17	1.08
			Median	15.14%	84.86%	38.5%	1.03	0.92
			Selected	20.00%	80.00%			0.92

Relevered Beta		Cost of Equity
Unlevered Beta	0.92	Risk-free Rate (Rf) (2)	4.71%
Target Equity to Capital Weight	80.00%	Equity Risk Premium (Rm - Rf) (3)	5.00%
Target Debt to Capital Weight	20.00%	Levered Beta	1.06
Target Preferred Stock to Capital Weight	0.00%	Small Stock Premium (SSP) (4)	9.73%
Target Minority Interest to Capital Weight	0.00%	Specific Risk Premium (SRP)	7.00%
Subject Tax Rate	35.58%	Calculated Cost of Equity (5)	26.74%
Calculated Beta	1.06

Cost of Debt
Pretax Cost of Debt (6)	7.01%
Combined Effective Tax Rate	38.58%
Calculated Cost of Debt (7)	4.31%

Weighted
Capital Structure and WACC	Value
Equity to Capital Weight 80.00% x 26.74% =	21.39%
Debt to Capital Weight 20.00% x 4.31% =	0.86%
Calculated WACC (8)	22%

Notes

(1) Represents a five-year monthly historical beta, utilizing the S&P 500 as a proxy for the market.
(2) Based on twenty-year treasury constant security as of the Valuation Date.
(3) Grabowski, R.J. (2008), "Risk Premium Report: 2008" Business Valuation Resources.
(4) Ibbotson Associates, 2008.
(5) Cost of Equity using the Capital Asset Pricing Model = Rf + B x (Rm - Rf) + SSP + SRP.
(6) Moody's Baa corporate rated bond as of the Valuation Date.
(7) Cost of Debt = Pretax Cost of Debt x (1 - Tax Rate).
(8) Weighted Average Cost of Capital = Equity Weight x Cost of Equity + Debt Weight x Cost of Debt.

 Combining the sum of the discounted cash flows, including the terminal value, and working capital (as adjusted, based on Navigant’s comparison of our actual working capital as of the valuation date and an analysis of our required level of working capital based on industry research, which Navigant estimated to be 5% of net revenue and which resulted in a negative adjustment to our working capital to account for the possibility that a buyer would have to “infuse” us with additional working capital in order to fund our operations) resulted in our business enterprise value (“BEV”) on a marketable, controlling basis.  The value of the interest-bearing debt was subtracted from BEV to indicate the value of equity on a marketable, controlling basis. To this analysis, Navigant applied a minority interest discount (i.e., a discount for lack of control) and a discount for lack of marketability (due to our lack of liquidity even though we are a public company) to determine the value of equity of the Company on a non-marketable, minority basis.  The discount for lack of control or minority interest was based on an analysis of majority interest transactions in the healthcare services industries for the three years prior to the proposed transaction.  Navigant utilized a nationally recognized database to evaluate minority interest discounts.  The median control premium in the transactions analyzed by Navigant was approximately 28%, which implies a discount of approximately 22%.  In selecting an appropriate lack of marketability discount, Navigant considered the potential interest in us by private equity firms and others seeking a stake in the healthcare industry.  Based on this analysis, Navigant selected a marketability discount of 10%, somewhat below the historical range of discounts for lack of marketability (based on an established industry source) of between 20% to 40%.

 Navigant performed a sensitivity analysis on the results of the DCF analysis.  In assessing terminal year values, Navigant elected to consider terminal growth rates from 2% to 6% in a DCF sensitivity analysis with a central focus on a 2% to 3% expected terminal growth rate.  Navigant determined the appropriate range of terminal growth rates to consider based on a review of forecasted growth rates provided by, and discussions with, our management and an examination of publicly available information contained in Commission filings by healthcare companies. Navigant utilized a nationally recognized database to search for healthcare companies which had made Commission filings related to a potential acquisition.  The filings of ten comparable healthcare companies were reviewed for information related to the terminal year growth rates utilized in the analysis.  Only one healthcare company reviewed had a filing containing a table with multiple growth rates and discount rates and it had a projected terminal year growth rate of between 2% and 4%, consistent with management’s forecast of our terminal year growth rate.  Navigant did not expect that the range of terminal year growth rates would change if the search criteria were expanded.  In light of the foregoing, Navigant concluded that our normalized growth rate beyond the projection period should be 3%.

 Navigant developed a matrix of equity values for us based on an assumption that we would remain independent.  Given this matrix, presented below, Navigant, in its professional judgment, estimated a range of value of $12.0 million to $18.0 million, or approximately $0.12 to $0.18 per pre-split share of Common Stock outstanding, assuming the conversion of outstanding Preferred Stock.

	Equity Value
	Terminal year growth rate
		2%	3%	4%	5%	6%
WACC	18%	21,653	22,301	23,041	23,894	24,891
	20%	17,599	18,041	18,538	19,101	19,745
	22%	14,325	14,636	14,980	15,365	15,798
	24%	11,626	11,849	12,094	12,365	12,666
	26%	9,363	9,526	9,704	9,899	10,114
	28%	7,439	7,561	7,693	7,836	7,992

	Per Share Value
	Terminal year growth rate
		2%	3%	4%	5%	6%
WACC	18%	0.22	0.23	0.23	0.24	0.25
	20%	0.18	0.18	0.19	0.19	0.20
	22%	0.15	0.15	0.15	0.16	0.16
	24%	0.12	0.12	0.12	0.13	0.13
	26%	0.09	0.10	0.10	0.10	0.10
	28%	0.08	0.08	0.08	0.08	0.08

Similar Transactions Analysis. Navigant also considered the results of a similar transactions analysis in developing its valuation conclusions.  Evaluating similar transactions provides insight into the prices at which companies similar to the subject company have sold in transactions (mergers and acquisitions) in which at least a controlling interest in the company is sold.  Target companies are compared to the subject company, and multiples paid in transactions are analyzed and applied to subject company data resulting in value indications.  Similarity can be affected by, among other things, the product or service produced or sold, geographic markets served, competitive position, profitability, growth expectations, size, risk perception, and capital structure.

A summary of the similar transactions analysis performed by Navigant in our case is as follows:

•	Five transactions that occurred between January 1, 2006 and May 15, 2008 and one pending transaction as of May 15, 2008 were considered as part of the similar transactions method.

•	Each transaction involved broadly comparable companies based on businesses in the healthcare service sector and of a comparable size.

•
A BEV/revenue multiple of 2.0x was selected based on the low end of the range of the six transactions analyzed. The selection was made in part because of our negative EBITDA and the uncertainty related to a recent change in our business model.

•
Applying the selected multiple to our current fundamentals resulted in an indication of our BEV on a marketable, controlling basis.  The value of the interest-bearing debt was subtracted from BEV to indicate the value of the equity on a marketable, controlling basis.

•
Adjustments were made for the lack of control and working capital deficit as described under the DCF analysis above.  The selected multiple was based on a cash-free multiple analysis; therefore, cash was added to calculate the indicated value of our equity on a marketable, minority basis.

•
Finally, a discount for lack of marketability was applied.  After applying the adjustments for lack of control, working capital, cash, and lack of marketability, an indication of the value of our equity on a non-marketable, minority basis was determined.  The selected multiple resulted in a total equity value range of $13.0 million to $16.0 million, or approximately $0.13 to $0.16 cents per pre-split share of Common Stock outstanding, assuming the conversion of outstanding Preferred Stock.

The financial analysis described in the foregoing bullet points was applied to our financial results for the trailing twelve months ended March 31, 2008.  Using such methodology, the calculation of the value of our equity on a non-marketable, minority basis is as follows:

		BEV/
		Revenue

Selected Transaction Multiple		2.0	x

Subject Company Fundamentals		$18,986

Indicated BEV on a Marketable, Controlling Basis		37,972
Less: Interest-Bearing Debt		15,347
Indicated Equity Value on a Marketable, Controlling Basis		22,625
Discount for Lack of Control	22%	4,978
Indicated Equity Value on a Marketable, Minority Basis		17,648
Plus: Cash		1,653
Plus: Net Working Capital Excess/(Deficit)		(2,857)

Indicated Equity Value on a Marketable, Minority Basis		16,443
Less: Discount for Lack of Marketability	10%	1,644
Fair Value on a Non-Marketable, Minority Basis		14,799

Indicated Equity Value Range	$13,000 - $16,000

The indicated equity range of $13.0 million to $16.0 million is a function of the sensitivity related to the selected BEV-to-revenue multiple and the discount for lack of marketability.  Navigant considered BEV-to-revenue multiples of 1.9x to 2.1x and discounts for lack of marketability from 8% to 14% in the sensitivity analysis.

The comparative group of transactions referred to in the bullet points above is outlined in the table below:

Effective Date	Acquiring Company	Target Company

Pending as of the date of Navigant’s analysis	Inverness Medical Innovations Inc. (AMEX:IMA)	Matria Healthcare Inc. (NasdaqNM:MATR)
4/24/2008	Walgreen Co. (NYSE:WAG)	I-trax Inc.
12/21/2007	Inverness Medical Innovations Inc. (AMEX:IMA)	ParadigmHealth, Inc.
12/1/2006	Healthways Inc. (NasdaqNM:HWAY)	AXIA Health Management, LLC
6/13/2006	WebMD Health Corp. (NasdaqNM:WBMD)	Summex Corporation
1/19/2006	Matria Healthcare Inc. (NasdaqNM:MATR)	CorSolutions Medical, Inc.

The relevant business metrics analyzed with respect to the comparative group are set forth below.  These metrics all related to the target:

	Dollars in millions
Acquiring Company	Implied BEV	Revenue	EBITDA	BEV/ Revenue
Inverness Medical Innovations Inc. (AMEX:IMA)	1,123	352	77	3.2	x
Walgreen Co. (NYSE: WAG)	261	143	5	1.8	x
Inverness Medical Innovations Inc. (AMEX:IMA)	230	59	N/A	3.9	x
Healthways Inc. (NasdaqNM:HWAY)	499	69	12	7.2	x
WebMD Health Corp. (NasdaqNM: WBMD)	40	6	N/A	6.7	x
Matria Healthcare Inc. (NasdaqNM: MATR)	429	86	17	5.0	x
			High	7.2	x
			Average	4.6	x
			Median	4.5	x
			Low	1.8	x
	Selected Multiples (1)			2.0	x

(1) The selected multiple is the minimum value from the comparative transactions, rounded to the nearest whole number.

Guideline Company Analysis. Navigant considered, but did not use, a Guideline Company analysis in developing its valuation conclusions.  Navigant did not find a sufficient number of comparable guideline companies in terms of company size and scope of services.  As a result, Navigant abandoned the Guideline Company analysis prior to reaching a conclusion with respect to our valuation.

In searching for comparables, Navigant’s criteria in terms of size of company included companies with less than $100 million in revenue, negative EBITDA, market value of invested capital of less than $400 million and total assets of less than $100 million.  Navigant’s criteria in terms of scope of services included companies that: focus on care and disease management under an administrative services organization model (as opposed to a risk-based capitated business model) and those who were undergoing a recent transition in their business model.

The determination of the number of companies necessary to utilize the Guideline Company approach depends on the degree of comparability of the companies to the subject company.  If the guideline companies are similar in terms of industry, size, geographic location, profitability, growth, and other factors, three companies may be a sufficient sample size to utilize this approach.  However, if there are material differences between the subject company and the guideline companies in terms of the factors listed above, the Guideline Company approach may not be reliable regardless of the number of companies selected.

Given these parameters, Navigant determined that there were no companies that could serve as a guideline company.

If a Guideline Company analysis had been performed by Navigant, it would have entailed the development of various market-based valuation multiples including, for example, BEV-to-revenue, BEV-to-EBITDA and BEV-to-EBIT (or earnings before interest and taxes).  The market-based valuation multiples would then have been applied to our financial information, resulting in an indication of our value.

Other Information About Navigant.  For the rendering of the fairness opinion, Navigant was paid a fee of $125,000. We also agreed to reimburse Navigant for out-of-pocket expenses, including legal fees, which we estimate to be approximately $15,000, and to indemnify Navigant against certain liabilities, including any such liabilities that may arise under federal securities law.  No portion of Navigant’s fee or reimbursement of its expenses is contingent on consummation of the proposed reverse split or the financing, nor is any of Navigant’s fee or expense reimbursement contingent on the conclusions reached in the fairness opinion.

Navigant and its affiliates have not previously been engaged by us or any of our affiliates, including any member of the Investor Group.  Navigant and its affiliates may seek to provide us or our respective affiliates or any member of the Investor Group or their respective affiliates with certain investment banking, consulting or other services unrelated to the proposed reverse split or the financing in the future.

The opinion of Navigant, which is attached as Annex B to this Information Statement, will be made available for inspection and copying at our principal executive offices during our regular business hours by any interested equity security holder or representative who has been so designated in writing.

Federal Income Tax Consequences of the Reverse/Forward Stock Split

The following is a summary of the material United States federal income tax consequences of the Reverse/Forward Stock Split, but does not purport to be a complete analysis of all the potential tax considerations relating thereto.  This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as of the date hereof.  These authorities may be changed, possibly retroactively, so as to result in United States federal income tax consequences different from those set forth below.  We have not sought any ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS will agree with such statements and conclusions.

This summary also does not address the tax considerations arising under the laws of any foreign, state or local jurisdiction or the tax consequences of transactions (such as the Financing) effectuated prior or subsequent to, or concurrently with, the Reverse/Forward Split, whether or not any such transactions are undertaken in connection with the Reverse/Forward Split. This summary applies only to stockholders who hold our stock as a capital asset.  In addition, this discussion does not address tax considerations applicable to a stockholder’s particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation:

•	banks, insurance companies or other financial institutions;

•	persons subject to the alternative minimum tax;

•	tax-exempt organizations;

•	dealers in securities or currencies;

•	traders in securities that elect to use a mark-to-market method of accounting for their securities holdings;

•	persons that own, or are deemed to own, more than five percent of our Company (except to the extent specifically set forth below);

•	certain former citizens or long-term residents of the United States;

•	persons who own our Common Stock in multiple brokerage accounts;

•	persons who hold our Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; or

•	persons deemed to sell our Common Stock under the constructive sale provisions of the Code.

In addition, if a partnership holds our Common Stock, the tax treatment of a partner generally will depend on the status of the partner and upon the activities of the partnership.  Accordingly, partnerships which hold our Common Stock and partners in such partnerships should consult their tax advisors.

YOU ARE URGED TO CONSULT YOUR TAX ADVISOR WITH RESPECT TO THE APPLICATION OF THE UNITED STATES FEDERAL INCOME TAX LAWS TO YOUR PARTICULAR SITUATION, AS WELL AS ANY TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF OUR COMMON STOCK ARISING UNDER THE UNITED STATES FEDERAL ESTATE OR GIFT TAX RULES OR UNDER THE LAWS OF ANY STATE, LOCAL, FOREIGN OR OTHER TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

CareGuide, Inc.

We will not recognize taxable income, gain or loss in connection with the Reverse/Forward Stock Split.

Stockholders Receiving No Cash

A stockholder who receives no cash in the transaction generally will not recognize gain or loss or dividend income as a result of the Reverse/Forward Stock Split, and the tax basis (as adjusted for the Reverse/Forward Stock Split) and holding period of such stockholder in shares of pre-split Common Stock will carry over as the tax basis and holding period of such stockholder’s shares of post-split Common Stock.

Stockholders Who Receive Cash

A stockholder who receives cash in the Reverse/Forward Stock Split in exchange for such stockholder’s Common Stock will be treated as having such shares redeemed in a taxable transaction governed by Section 302 of the Code and, depending on a stockholder’s situation, the transaction will be taxed as either:

•
a sale or exchange of the redeemed shares, in which case the stockholder will recognize gain or loss equal to the difference between the cash payment and the stockholder’s tax basis for the redeemed shares; or

•
a cash distribution which is treated: (i) first, as a taxable dividend to the extent of the stockholder’s allocable share of our earnings and profits, if any; (ii) second, as a tax-free return of capital to the extent of the stockholder’s tax basis in our shares; and (iii) finally, as gain from the sale or exchange of our shares.

We do not expect to have current or accumulated earnings and profits as of the end of either the 2008 or 2009 taxable years.  Accordingly, it is unlikely that stockholders will recognize dividend income even if Section 302 of the Code results in treatment of cash amounts as a “distribution” for a given stockholder,  and, for stockholders who do not constructively own shares of our Common Stock after the Reverse/Forward Stock Split,  the federal income tax treatment of the transaction generally should be the same regardless of whether Section 302 of the Code treats cash paid by us as a “distribution” or instead as a sale/exchange.  Although we do not expect to have current or accumulated earnings and profits as of the end of either the 2008 or 2009 taxable years, there can be no assurances of such result until after the closing of such taxable years.  In the event we do have current or accumulated earnings and profits viewed as of the end of the tax year in which the Reverse/Forward Stock Split actually occurs, stockholders who constructively own shares of our Common Stock after the Reverse/Forward Stock Split could recognize dividend income and we would be obligated to report such income to the stockholders.  For stockholders who recognize a gain or loss from the sale or exchange of redeemed shares, such gain or loss generally will be capital gain or loss, and would be long-term capital gain or loss if the shares relinquished in the Reverse/Forward Stock Split have been held by the stockholder for more than one year at the time of the transaction.  Each stockholder who does not constructively own shares of our Common Stock after the Reverse/Forward Stock Split generally will be required to calculate the amount, and determine the long-term or short-term nature, of gain or loss separately with respect to different blocks of our Common Stock acquired by such stockholder at different times and prices.

A stockholder may be deemed to “constructively” own shares of our Common Stock before and after the Reverse/Forward Stock Split, even if all shares owned directly by such stockholder are cancelled in the transaction.  Such constructive ownership may occur by attribution from family members, entities owned by (or owning) the stockholder, or co-owners of certain entities (such as partnerships).  Any stockholder who receives cash in the transaction and continues to constructively own shares of our Common Stock thereafter should consult with a tax advisor concerning the treatment of the transaction.  The tax treatment of the transaction for such stockholders involves complexities for which little or no tax authority exists.  In addition, certain individual stockholders may be eligible to make a special reporting election under Section 302(c)(2) of the Code to “waive” constructive ownership (through family members) of our Common Stock.  Stockholders should consult a tax advisor concerning whether such election is available to and advisable for them.

Reporting Backup Tax Withholding

We are required to furnish to the holders of Common Stock, other than corporations and other exempt holders, and to the IRS, information with respect to distributions paid on the Common Stock.

You may be subject to backup withholding at the rate of 28% with respect to proceeds received from a disposition of the shares of Common Stock.  Certain holders (including, among others, corporations and certain tax-exempt organizations) are generally not subject to backup withholding.  You will be subject to backup withholding if you are not otherwise exempt and you (a) fail to furnish your taxpayer identification number (“TIN”), which, for an individual, is ordinarily his or her social security number; (b) furnish an incorrect TIN; (c) are notified by the IRS that you have failed to properly report payments of interest or dividends; or (d) fail to certify, under penalties of perjury, that you have furnished a correct TIN and that the IRS has not notified you that you are subject to backup withholding.  Backup withholding is not an additional tax but, rather, is a method of tax collection.  You generally will be entitled to credit any amounts withheld under the backup withholding rules against your United States federal income tax liability provided that the required information is furnished to the IRS in a timely manner.

GENERAL INFORMATION ABOUT THE REVERSE/FORWARD STOCK SPLIT

Financing of the Reverse/Forward Stock Split

Purchase Agreement

We currently estimate that completion of the Reverse/Forward Stock Split will require approximately $1.8 million, which includes approximately $0.8 million to repurchase fractional shares and approximately $1.0 million in advisory, legal, financial, accounting, printing, insurance and other fees and costs.  As we do not have sufficient cash on hand, we intend to finance the Reverse/Forward Stock Split, as well as the transaction costs we will incur in connection with the Reverse/Forward Stock Split and the related transactions, through the sale of up to $4.0 million of our Preferred Stock to the Investor Group pursuant to the terms, and subject to the conditions, of the Purchase Agreement.  The Investor Group will purchase shares of Preferred Stock at $0.60 per share in the Financing, and each such share will be initially convertible into five shares of our Common Stock.  The Purchase Agreement includes a number of conditions that must be satisfied prior to funding by the Investor Group, including:

•	the representations and warranties made by us in the Purchase Agreement being true as of the closing date;

•	Navigant’s fairness opinion being in full force and effect as of the closing date;

•
all of the conditions (other than payment of any amounts to be paid for fractional shares with the proceeds of the Financing) to the Reverse/Forward Stock Split having been satisfied, including the filing of the Certificates of Amendment to effect the Reverse/Forward Stock Split and the filing of a Form 15 with the Commission to effect the deregistration of our Common Stock;

•
holders of an aggregate of at least 85% of our capital stock (after giving effect to the Reverse/Forward Stock Split and the Financing) having executed the Stockholders Agreement, as shall any of our officers or directors who hold any of our capital stock or any security convertible into our capital stock; and

•
no event or circumstance having occurred since the date of the Purchase Agreement that has had or would reasonably be expected to have a material adverse effect on our business, assets, financial condition or results of operations or that could reasonably be expected to prevent or materially impede, interfere with, hinder or delay the consummation of the Financing, subject to certain exceptions.

To fund the Reverse/Forward Stock Split, including associated fees and costs, we will issue shares of our Preferred Stock in the Financing.  The Purchase Agreement (under which the members of the Investor Group have agreed to purchase our Preferred Stock at a price of $0.60 per share or, since each share of Preferred Stock issued in the Financing will initially convertible into five shares of Common Stock, $0.12 on a common equivalent basis) provides for the sale and issuance by us and the purchase by the Investor Group of up to an aggregate of $4.0 million in Preferred Stock.  However, we are required, under the terms of the Purchase Agreement, to provide the Investor Group, no later than three business days prior to the proposed closing date of the Financing, with our good faith estimate of the total consideration to be paid to stockholders in connection with the cash out of fractional interests and the professional fees that we have incurred to date and will incur in the future (including legal and investment banking fees) in connection with the Reverse/Forward Stock Split and the Financing (collectively, the “Estimated Use of Proceeds”).  The Investor Group is obligated to purchase our Preferred Stock in quantities sufficient to cover the Estimated Use of Proceeds, up to $4.0 million.  However, in the event that our Estimated Use of Proceeds is less than $4.0 million, the Investor Group may purchase on a pro rata basis based on amounts previously committed under the Purchase Agreement additional Preferred Stock, up to an aggregate of $4.0 million, upon the written agreement of us and the Investor Group.

We currently expect to receive gross proceeds of up to $4.0 million from the Financing.  As a result of issuing such additional shares of Preferred Stock (and assuming the consummation of the Reverse/Forward Stock Split and the repurchase of fractional interests), continuing stockholders who are not members of the Investor Group will incur dilution of approximately 22% in terms of their percentage ownership of our Company, on an as-converted to Common Stock basis.  Any proceeds of the Financing beyond those necessary to repurchase shares and pay the costs of the Reverse/Forward Stock Split, will be used for working capital and other general corporate purposes.

We may terminate the Purchase Agreement at any time prior to the closing of the Financing upon receiving an offer from a third party to engage in a transaction that the Board concludes in good faith (i) is on terms and conditions materially more favorable from a financial point of view to our stockholders than the Financing, (ii) is reasonably capable of being satisfied without undue delay and (iii) has financing that is committed, to the extent required.  However, in the event of any such termination, we would be obligated to pay to the Investor Group the Termination Fee of $160,000 plus all out-of-pocket costs and expenses (including reasonable legal fees and expenses) incurred by the Investor Group in connection with the Purchase Agreement and the Financing.

Stockholders Agreement

On July 14, 2008, in connection with the Financing, the Board approved the form of Stockholders Agreement to be entered into by and among us and certain of our stockholders, including the Investor Group, upon the consummation of the Financing and the Reverse/Forward Stock Split.  Each member of the Investor Group has agreed to become a party to the Stockholders Agreement upon the closing of the Financing. Also, as a condition to the Investor Group’s performance of its obligations under the Purchase Agreement, each of our directors and officers is required to become a party to the Stockholders Agreement upon the closing of the Financing. Following the consummation of the Reverse/Forward Stock Split, all other continuing stockholders will be contacted regarding becoming parties to the Stockholders Agreement, but are not required to do so. The Stockholders Agreement does not require the consent of our stockholders to become effective.  The Stockholders Agreement provides, among other things, that:

•
Each stockholder who is a party to the agreement agrees to vote his, her or its shares of Common Stock and Preferred Stock to elect seven directors, determined as follows:  (i) two individuals designated by the Psilos Funds, (ii) one individual designated by the Essex Funds, (iii) Mr. Pappajohn or an individual designated by him, (iv) Dr. Schaffer or an individual designated by him, (v) one individual mutually designated by the foregoing five directors and (vi) the person serving as our chief executive officer from time to time;

•
Each stockholder who is a party to the agreement agrees to vote his, her or its shares of Common Stock and Preferred Stock in favor of any sale of the Company approved by the Board and holders of at least two-thirds of the outstanding Preferred Stock;

•	Each stockholder who is a party to the agreement agrees to restrict the manner by which such stockholder may sell his, her or its shares of our capital stock;

•
The Company, first, and the other stockholders who are party to the Stockholders Agreement, second, have rights of first refusal to purchase shares of capital stock proposed to be transferred by any selling stockholder who is a party to the Stockholders Agreement, subject to limited exceptions specified in the Stockholders Agreement;

•
Stockholders who are party to the Stockholders Agreement have rights of co-sale to participate in proposed sales of capital stock by any other stockholder who is also a party to the Stockholders Agreement, subject to limited exceptions specified in the Stockholders Agreement;

•
Upon the election of holders of at least two-thirds of the outstanding Preferred Stock or the Common Stock issuable upon conversion thereof, the stockholders party to the Stockholders Agreement will have the right to require the us to effect a registration of the stockholders’ shares of Common Stock under the Securities Act of 1933, as amended, subject to certain exceptions specified in the Stockholders Agreement;

•
In the event that we propose to register shares of Common Stock, stockholders who are party to the Stockholders Agreement will have “piggyback” registration rights to include shares that they own in such registration, subject to customary restrictions specified in the Stockholders Agreement such as lock-up periods and discretionary underwriters’ cutbacks;

•	The Investor Group will receive annual, quarterly and monthly financial statements and an annual budget; and

•
The Investor Group will have preemptive rights to purchase their pro rata portion of any new issuance of capital stock or securities convertible for capital stock issued by us, subject to exceptions specified in the Stockholders Agreement.

The foregoing description of the Stockholders Agreement does not purport to be complete and is qualified in its entirety by reference to the Stockholders Agreement, which is attached as Annex C to this Information Statement.  We encourage you to read the Stockholders Agreement in its entirety.  Following the consummation of the Reverse/Forward Stock Split, all continuing stockholders will be contacted regarding becoming parties to the Stockholders Agreement, but are not required to do so.

Certificate of Designations

On July 14, 2008, in connection with the Financing, the Board approved an amended Certificate of Designations setting forth the rights, preferences and privileges of the Preferred Stock to be sold pursuant to the Purchase Agreement.  We expect to file the amended Certificate of Designations with the Delaware Secretary of State immediately prior to the closing of the Financing.  The Certificate of Designations, a copy of which is attached to this Information Statement as Annex D, will provide, among other things, that:

•
The shares of Preferred Stock accrue dividends at the rate of 8% per annum, based on the initial purchase price of $0.60 per share of Preferred Stock, subject to adjustment under certain conditions, and this dividend must be paid before any dividend on Common Stock may be declared or paid;

•
The holders of Preferred Stock are entitled, upon certain liquidation events, to a liquidation preference senior to the Common Stock that is equal to the greater of the purchase price of their Preferred Stock plus all accrued but unpaid dividends or the amount they would receive in the transaction if they were to participate on an as-converted-to-Common Stock basis;

•
Subject to certain exceptions, the holders of Preferred Stock are entitled to a downward adjustment in the price at which their shares convert into Common Stock (increasing the number of shares of Common Stock issuable upon conversion) upon the issuance of securities by us at a price below the conversion price of the Preferred Stock then in effect.

•
For so long as at least 100,000 shares of Preferred Stock remain outstanding, the vote or written consent of the holders of two-thirds of the outstanding Preferred Stock shall be necessary for us to take any of the following actions:

•
effecting or validating any amendment, alteration or repeal of any provision of our Certificate of Incorporation or bylaws (including the Certificate of Designations) that adversely affects the holders of Preferred Stock;

•	effecting a “liquidation event” as defined in the Certificate of Designations;

•
incurring or guaranteeing any indebtedness for borrowed money in excess of $1.0 million in the aggregate, not including amounts of indebtedness set forth in an approved annual budget, operating budget or business plan;

•
redeeming, purchasing or otherwise acquiring for value (or paying into or setting aside for a sinking fund for such purpose), or declaring or paying dividends on or making other distributions with respect to, any securities other than the Preferred Stock (except for certain exceptions);

•
authorizing or issuing (A) additional shares of Preferred Stock, (B) equity securities convertible into or exercisable for shares of Preferred Stock, or (C) any equity securities senior or pari passu with the Preferred Stock as to liquidation preferences, redemption rights or dividend rights;

•	acquiring, directly or through a subsidiary, any business (whether by purchase of stock or assets) for consideration in excess of $5.0 million;

•	making any changes in tax or accounting methods or policies, other than as required by United States generally accepted accounting principles, or any change in our auditors;

•	selling or disposing of assets by us exceeding $1.0 million;

•	adopting an annual budget, operating budget or business plan;

•	making capital expenditures in excess of $1.0 million, in the aggregate, per fiscal year, not included in an approved annual budget, operating budget or business plan;

•	deviating in any material manner from the approved business plan;

•	creating any direct or indirect subsidiary;

•	making of any investments in any other entity, other than approved investments;

•	commencing or terminating the employment of any executive officer, or amending or revising the terms of any employment agreement with any such officer;

•	altering the size of the Board;

•	agreeing to take any action which could impair our ability to honor the rights and preferences of the Preferred Stock;

•
entering into any transaction with an affiliate other than transactions involving compensation, benefits, personnel and related matters with respect to our employees who are not executive officers; and

•	granting any exclusive rights to any of our intellectual property.

Securities Restriction Agreement

On July 14, 2008, in connection with the Financing, the Board approved the form of Securities Restriction Agreement to be entered into by and among us and, primarily, certain of our employees who will not become party to the Stockholders Agreement. The Securities Restriction Agreement provides, among other things, that:

•
Each stockholder who is a party to the agreement agrees to vote his, her or its shares of Common Stock and Preferred Stock in favor of any sale of the Company approved by the Board and holders of at least two-thirds of the outstanding Preferred Stock; and

•	Each stockholder who is a party to the agreement agrees to restrict the manner by which such stockholder may sell his, her or its shares of our capital stock.

Fees and Expenses

The following is an estimate of the costs incurred or expected to be incurred by us in connection with the Reverse/Forward Stock Split and the Financing.  Final costs of the transactions may be more or less than the estimates shown below.  We will be responsible for paying these costs.  Please note that the following estimate of costs does not include the cost of paying for shares of those stockholders holding fewer than 50,000 shares pursuant to the Reverse/Forward Stock Split, including certain of the shares previously held by Radius, which we currently estimate to be approximately $0.8 million in the aggregate (although this amount could increase or decrease depending on how many shares we are actually required to cash out upon consummation of the Reverse/Forward Stock Split, which will depend in part on whether stockholders who presently own less than 50,000 shares buy additional shares in order to remain stockholders following the Reverse/Forward Stock Split and whether stockholders who presently own 50,000 or more shares sell shares in order to participate in the cash out).  The costs set forth below include a director and officer insurance tail policy that we anticipate purchasing upon termination of our public company status.  This policy will provide coverage for our current directors and officers in lieu of the existing director and officer insurance.

Legal fees	$735,000
Transfer and exchange agent fees	6,000
Fees and expenses for Navigant fairness opinion	140,000
Printing and mailing costs	4,000
Accounting	10,000
Special Committee Compensation	20,000
Insurance	82,000
Miscellaneous (including Commission filing fees)	3,000
Total	$1,000,000

Regulatory Approvals

Aside from stockholder approval of the Certificates of Amendment, which has been obtained, the Reverse/Forward Stock Split is not subject to any regulatory approvals.

Vote Required

A majority of the votes entitled to be cast by holders of the issued and outstanding shares of Common Stock and Preferred Stock, voting together as a single class on an as-converted basis, was required to approve the Reverse/Forward Stock Split.  We have received the written consent of stockholders, including each member of the Investor Group, holding 41,073,003 shares of our issued and outstanding Common Stock and 6,250,000 shares of our issued and outstanding Preferred Stock to approve the Reverse/Forward Stock Split and the Certificates of Amendment.  Therefore, on an as-converted to Common Stock basis, stockholders holding 72,323,003 shares of Common Stock, or approximately 73% of our total voting power on an as-converted basis, have voted in favor of the Reverse/Forward Stock Split and the Certificates of Amendment.  No special meeting of stockholders is required under Delaware law, since the requisite vote for adoption of the Reverse/Forward Stock Split has been obtained and the vote of other stockholders is not necessary.  The Board determined not to condition the approval of the Reverse/Forward Stock Split on approval by a majority of our unaffiliated stockholders because the Board believes that any such vote would not provide additional protection to such holders.  Based on information available to us, approximately 27% of our outstanding Common Stock, on an as-converted basis, is held by non-affiliates.  The Board did not believe it was in our best interest and the best interest of our stockholders to incur the increased costs associated with allowing a minority of investors to make a determination with respect to the Reverse/Forward Stock Split alone.  In addition, the Reverse/Forward Stock Split is a matter that could not be voted on by brokers without instruction from the beneficial owners of the shares.  Accordingly, the Board felt that there was a strong possibility that a large percentage of shares held in brokerage accounts would not be voted.  Finally, the Board noted that the vote of a majority of unaffiliated stockholders was not required under Delaware law.

Appraisal Rights

No appraisal rights are available under either the DGCL or our Certificate of Incorporation to any stockholder in connection with the Reverse/Forward Stock Split.

Effective Date of the Reverse/Forward Stock Split

The Reverse/Forward Stock Split will become effective by filing the Certificates of Amendment with the Secretary of State of the State of Delaware.  The proposed Certificates of Amendment are attached as Annexes A-1 and A-2 to this Information Statement.  We will determine when such filings will occur, but we anticipate filing the Certificates of Amendment as soon as practicable after the date that is 20 days after the date of the mailing of this Information Statement.   After the Reverse/Forward Stock Split is effective, certificates representing shares of Common Stock held by stockholders holding fewer than 50,000 shares will be deemed to represent only the right the receive a cash payment equal to $0.14 per share for each share held by such stockholder immediately preceding the Reverse/Forward Stock Split.  Certificates representing shares of Common Stock held by our stockholders who remain stockholders after the Reverse/Forward Stock Split will continue to represent the shares of Common Stock held by them.

Please note, if you hold your shares in “street name” (i.e., in a brokerage account), you are not considered to be the record holder of those shares.  Accordingly, even though your broker is expected to provide our Exchange Agent with information regarding the beneficial ownership positions it holds, if you wish to ensure that your ownership position is accurately reported to the Exchange Agent, you should instruct your broker to transfer your shares into a record account in your name immediately.  If your broker holds more than 50,000 shares of our Common Stock in the aggregate, we cannot ensure that you will be paid cash in lieu of fractional interests with respect to such shares.

Termination of Exchange Act Registration

Our Common Stock is currently registered under the Exchange Act.  We are permitted to terminate such registration if there are fewer than 300 record holders of outstanding shares of our Common Stock.  As of the date of this Information Statement, we had approximately 360 record holders of our Common Stock.  Upon the effectiveness of the Reverse/Forward Stock Split, we expect to have approximately 160 record holders of our Common Stock.  We intend to terminate the registration of our Common Stock under the Exchange Act as promptly as possible after the effective date of the Reverse/Forward Stock Split.  See the disclosure under the caption “Special Factors—Effects of the Reverse/Forward Stock Split” in this Information Statement.

Exchange of Certificates for Cash Payment

We will file the Certificates of Amendment included as Annexes A-1 and A-2 to this Information Statement with the Office of the Secretary of State of the State of Delaware as soon as practicable after the date that is 20 calendar days after the mailing date of this Information Statement.  Continental Stock Transfer and Trust Company has been appointed as the Exchange Agent to carry out the exchange of certificates for the cash payment of $0.14 per pre-split share.

As soon as practicable after the Effective Date, holders of fewer than 50,000 shares will be notified and sent a letter of transmittal and instructed how to transmit their certificates representing shares of Common Stock to the Exchange Agent.  Upon proper completion and execution of the letter of transmittal, and the return of the letter of transmittal and accompanying stock certificate(s) to the Exchange Agent, each stockholder entitled to receive payment will receive payment from the Exchange Agent as outlined in the letter of transmittal.  Stockholders should allow for approximately five business days after mailing for the Exchange Agent to receive the letter of transmittal and accompanying stock certificate and approximately seven to 10 business days following receipt of materials by the Exchange Agent for payment to be made.  In the event we are unable to locate a stockholder, or if a stockholder fails to properly complete, execute and return the letter of transmittal and accompanying stock certificate to the Exchange Agent, any funds payable to such stockholder pursuant to the Reverse/Forward Stock Split will be held in escrow until a proper claim is made, subject to applicable abandoned property laws.  Holders of fewer than 50,000 shares of Common Stock on the effective date of the Reverse/Forward Stock Split will receive in exchange a cash payment in the amount of $0.14 per pre-split share.  Holders of at least 50,000 shares of Common Stock will continue to hold the same number of shares of Common Stock as they held prior to the Reverse/Forward Stock Split, with no cash payment.

No service charges will be payable by stockholders in connection with the exchange of certificates for cash.  All such expenses will be borne by us except for expenses, if any, imposed by your nominee.  In the event that any certificate representing shares of Common Stock is not presented, the applicable cash payment will be administered in accordance with the relevant state abandoned property laws.  Until the cash payments have been delivered to the appropriate public official pursuant to the abandoned property laws, such payments will be paid to the holder of the eligible certificate or his, her or its designee, without interest, at such time as the shares of Common Stock have been properly presented for exchange.

Conduct of Our Business After the Reverse/Forward Stock Split

After consummation of the Reverse/Forward Stock Split, we expect our business and operations generally to continue as they are currently being conducted.  We do not currently plan to initiate any new operational or strategic projects.  However, we may seek to restructure our corporate organization in order to consolidate certain of our wholly-owned subsidiaries formed in jurisdictions where we no longer engage in business.  We may also seek to upgrade and/or integrate certain of our information technology systems, in order to make such systems more scalable and efficient.  Also, we expect to have certain changes in our Board and management.  Our executive vice chairman and board member, Mr. Condron, will become our president and chief executive officer upon the deregistration of our Common Stock.  Our current chief executive officer, Dr. Paterson, will continue to serve in that role until Mr. Condron takes office.  Our executive vice president of administration, Mr. Hannon, will become our chief financial officer upon the earlier of the consummation of the Reverse/Forward Stock Split or March 31, 2009.

As a result of the Reverse/Forward Stock Split, we expect to realize management time and cost savings as a result of terminating our public company status.  When the Reverse/Forward Stock Split is consummated, all persons owning fewer than 50,000 shares of Common Stock at the effective time of the Reverse/Forward Stock Split will no longer have any equity interest in us, will not be stockholders and will therefore not participate in our future potential earnings and growth.

When the Reverse/Forward Stock Split is effected, we believe that, based on our stockholder records, approximately 160 holders, who currently own approximately 94% of the outstanding voting stock, assuming the conversion of outstanding Preferred Stock, will own 100% of our outstanding voting stock.  When the Reverse/Forward Stock Split and the Financing are effected, assuming aggregate proceeds of the Financing of $4.0 million the Investor Group will collectively own approximately 84% of our outstanding voting stock, determined on an as-converted basis, compared to approximately 75% of our voting stock, on the same basis, as of the date of this Information Statement, and our directors and executive officers and their affiliated entities will collectively beneficially own approximately 83% of our outstanding voting stock on an as-converted basis, compared to approximately 71% of our voting stock, on the same basis, as of the date of this Information Statement.  For more information about stock ownership of our executive officers and directors and the Investor Group, please see the information under the caption “Information About the Company—Security Ownership of Certain Beneficial Owners and Management” in this Information Statement.

We plan, following the consummation of the Reverse/Forward Stock Split, to become a privately held company.  The registration of our Common Stock under the Exchange Act will be terminated.  In addition, because our Common Stock will no longer be publicly held, we will be relieved of the obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act.  We will no longer be subject to the periodic reporting requirements of the Exchange Act and will cease filing information with the Commission, such as annual, quarterly and current reports.  Among other things, the effect of this change will be to enable us to realize management time and cost savings from not having to comply with the requirements of the Exchange Act. Further, following a period of 90 days after the effective date of termination of our registration, our officers and directors and stockholders beneficially owning at least 10% of our Common Stock will be relieved of the stock ownership reporting requirements and “short swing” trading restrictions under Section 16 of the Exchange Act.

As stated throughout this Information Statement, we believe that there are significant advantages to effecting the Reverse/Forward Stock Split and going private, and we plan to avail ourselves of any opportunities we have as a private company.  Although we do not presently have an interest in any transaction, nor are we currently in negotiations with respect to any transaction, it is possible that we may enter into an arrangement in the future and our remaining stockholders may receive payment for their shares in any transaction in an amount less than or greater than $0.14 per share.

Other than as described in this Information Statement, neither we nor our management has any current plans or proposals to (i) effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation; (ii) sell or transfer any material amount of our assets; (iii) change our Board or management; (iv) materially change our indebtedness or capitalization; or (v) otherwise effect any material change in our corporate structure or business.

Recommendation of the Board

The Board believes that the Reverse/Forward Stock Split is fair to our unaffiliated stockholders, including those whose interests are being cashed out pursuant to the Reverse/Forward Stock Split and those who will retain an equity interest in us subsequent to the consummation of the Reverse/Forward Stock Split, and recommended that our stockholders approve the Reverse/Forward Stock Split.  The discussion above, under the caption “Special Factors—Factors Considered in Determining Fairness—Substantive Fairness,” summarizes the material factors, both positive and negative, considered by the Board in reaching its fairness determination.  For the reasons described above under the caption “Special Factors—Factors Considered in Determining Fairness—Procedural Fairness,” the Board also believes that the process by which the transaction has been approved is fair to all unaffiliated stockholders, including those whose interests are being cashed out pursuant to the Reverse/Forward Stock Split and those who will retain an equity interest in us subsequent to the consummation of the Reverse/Forward Stock Split.

In consideration of the factors discussed under the captions “Special Factors—Purposes of and Reasons for the Reverse/Forward Stock Split,” “Special Factors—Strategic Alternatives Considered by the Board,” “Special Factors—Effects of the Reverse/Forward Stock Split,” “Special Factors—Factors Considered in Determining Fairness” and “Special Factors—Background of the Reverse/Forward Stock Split,” the Board unanimously approved the Reverse/Forward Stock Split and related transactions, including the Financing, at meetings held on June 18, 2008, July 14, 2008 and November 21, 2008.  In addition, on December 5, 2008, we received the written consent of stockholders holding sufficient shares to approve the Reverse/Forward Stock Split.

Reservation of Rights

The Board concluded that the Reverse/Forward Stock Split is in our best interest and the best interest of our stockholders receiving cash in lieu of fractional interests and stockholders who will retain an equity interest in us subsequent to the consummation of the Reverse/Forward Stock Split, and thus recommended a vote to approve the Reverse/Forward Stock Split and the Certificates of Amendment as revised to reflect the New Ratios.  Nonetheless, the Board believes that it is prudent to recognize that, between the date of this Information Statement and the date that the Reverse/Forward Stock Split will become effective, factual circumstances could possibly change again such that it might not be appropriate or desirable to effect the Reverse/Forward Stock Split at that time or on the terms currently proposed.  Such factual circumstances could include a superior offer to our stockholders, a material change in our business or financial condition or litigation affecting our ability to proceed with the Reverse/Forward Stock Split.  If the Board decides to withdraw or modify the Reverse/Forward Stock Split, the Board will notify the stockholders of such decision promptly in accordance with applicable rules and regulations.  We may terminate the Purchase Agreement if we receive an offer from a third party that the Board determines is materially superior to the Financing.  If we terminate the Purchase Agreement as a result of a Superior Offer, we would be obligated to pay the Investor Group the Termination Fee of $160,000 plus all of their out-of-pocket costs and expenses (including reasonable legal fees and expenses) incurred in connection with the Purchase Agreement.  In addition, if we modify the exchange ratio or price to be paid to unaffiliated stockholders in lieu of fractional interests, currently $0.14 per pre-split share, we may not satisfy certain of the closing conditions set forth in the Purchase Agreement and may not be able to close the Financing or fund the purchase of such fractional interests.  See the disclosure under the caption “General Information About the Reverse/Forward Stock Split—Financing of the Reverse/Forward Stock Split” in this Information Statement.

Provisions for Unaffiliated Stockholders

We have not made any provisions for unaffiliated stockholders to access our corporate files or the corporate files of any of the other Filing Persons or to obtain counsel in connection with the Reverse/Forward Stock Split at our expense or the expense of any of the other Filing Persons, unless otherwise required by DGCL.

Intent to Participate and Recommendations of Others

To the best knowledge of the Filing Persons, after reasonable inquiry, none of our executive officers, directors or affiliates intends to participate in the cash out of fractional interests in connection with the Reverse Split other than Dr. Waxman. In December 2008, Radius distributed all of its shares of our Common Stock to its partners.  Dr. Waxman is a limited partner of Radius and, by virtue of the distribution, Dr. Waxman received approximately 34,000 shares of Common Stock.  Because these are the only shares that Dr. Waxman owns directly in his name, and because they are fewer than 50,000 shares, we expect these shares to be cashed out, at a price of $0.14 per pre-split share for aggregate proceeds of approximately $5,000 to Dr. Waxman, upon consummation of the Reverse/Forward Stock Split.

In addition, each member of the Investor Group has already consented to the Reverse/Forward Stock Split.  Accordingly, no further vote of stockholders is required.  See the disclosure under “—Vote Required” in this section.  To the best knowledge of the Filing Persons, after reasonable inquiry, no person has made a recommendation in support of or opposed to the Reverse/Forward Stock Split and the other transactions contemplated hereby, other than the unanimous recommendation of our Board, as described in more detail above.  See the disclosure under “—Recommendation of the Board” in this section.

GENERAL INFORMATION ABOUT THE AUTHORIZED SHARE INCREASE

The Board and our stockholders have approved an amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 100,000,000 shares to 200,000,000 shares.

The additional Common Stock to be authorized by the Authorized Share Increase would have rights identical to the currently outstanding Common Stock.  The Authorized Share Increase and any issuance of additional Common Stock will not affect the rights of the holders of our Common Stock to be outstanding following the Reverse/Forward Stock Split, except for effects incidental to increasing the number of shares of Common Stock outstanding, such as dilution of the earnings per share and voting rights of holders of Common Stock.

In addition to the 67.5 million shares of Common Stock outstanding on the date of this Information Statement, we have reserved:

•	approximately 16.3 million shares of Common Stock for issuance upon exercise of options granted or which may be granted under our stock option plans;

•
approximately 7.0 million shares of Common Stock for issuance upon exercise of warrants currently held by the Investor Group as well as certain of our current and former directors, executive officers and service providers;

•	a maximum of approximately 7.5 million shares of Common Stock that may be issued upon conversion of outstanding Convertible Notes;

•	approximately 31.3 million shares of Common Stock for issuance upon conversion of currently outstanding shares of Preferred Stock; and

•	a maximum of approximately 33.3 million shares of Common Stock for issuance upon conversion of shares of Preferred Stock that may be issued in the Financing.

In the Reverse/Forward Stock Split, we currently estimate that we will repurchase approximately 5.9 million shares of Common Stock.  Therefore, after the Authorized Share Increase and the Reverse/Forward Stock Split, we estimate that we will have approximately 157.0 million shares of Common Stock outstanding or reserved for future issuance (although this number may change depending on how many shares of Common Stock we ultimately repurchase in connection with the cash out).

As noted above, in December 2006, we acquired Haelan and issued the Convertible Notes to the former security holders of that company in the aggregate principal amount of $6.5 million. The Reverse/Forward Stock Split will not affect holders of the Convertible Notes.  The Convertible Notes carry an interest rate of 5% per year, compounding annually, mature on December 8, 2009 and are convertible at maturity into shares of Common Stock.  In the event that the value of our Common Stock is equal to or greater than $1.50 per share, the outstanding principal and accrued interest under the Convertible Notes will automatically convert into shares of Common Stock at $1.50 per share. In the event that such value at the time of conversion is less than $1.50 per share, the outstanding principal and accrued interest under the Convertible Notes will convert into shares of Common Stock at the greater of such value or $1.00 per share, and in such case each holder of a Convertible Note may elect to receive all or a portion of the amounts due under the note in cash in lieu of shares of Common Stock. As a result of the Reverse/Forward Stock Split, including the cashing out of fractional shares at a price of $0.14 per pre-split share and the subsequent deregistration of our Common Stock, we do not believe the holders of the Convertible Notes will elect to convert their notes into Common Stock at $1.00 per share, but will instead request repayment of the Convertible Notes and accrued interest in cash upon maturity.  We estimate that, if the Convertible Notes are held to maturity, we will owe approximately $7.5 million to the holders of the Convertible Notes in the aggregate.  While we do not currently expect the Convertible Notes to be converted into shares of our Common Stock, in the event that under the terms of the Convertible Notes they are converted into Common Stock, the maximum number of shares of Common Stock that we would be obligated to issue, based on a conversion price of $1.00 per share, is approximately 7.5 million.

Although at present we have no definitive plans to issue any additional shares of capital stock, other than as reserved for the uses described above, we desire to have the shares available to provide additional flexibility to use our capital stock for business and financial purposes in the future.  The additional shares may be used for various purposes without further stockholder approval.  These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, expanding our business or product lines through the acquisition of other businesses or products, and other purposes.

Regulatory Approvals

Aside from stockholder approval of the Certificates of Amendment, which has been obtained, the Authorized Share Increase is not subject to any regulatory approvals.

Vote Required

A majority of the votes entitled to be cast by holders of each of (a) the issued and outstanding shares of Common Stock, voting as a separate class, and (b) the issued and outstanding shares of Common Stock and Preferred Stock, voting together as a single class on an as-converted basis, was required to approve the Authorized Share Increase.  We have received the written consent of stockholders holding 41,073,003 shares of our issued and outstanding Common Stock, or approximately 61% of the total Common Stock class vote, to approve the Authorized Share Increase and the Certificates of Amendment.  In addition, stockholders holding 6,250,000 shares of our issued and outstanding Preferred Stock, or 100% of such class, approved the Authorized Share Increase and the Certificates of Amendment by written consent.  Therefore, on an as-converted to Common Stock basis, stockholders holding 72,323,003 shares of Common Stock, or approximately 73% of our total voting power on an as-converted basis, have voted in favor of the Authorized Share Increase and the Certificates of Amendment.  No special meeting of stockholders is required under Delaware law, since the requisite vote for adoption of the Authorized Share Increase has been obtained and the vote of other stockholders is not necessary.

Effective Date of the Authorized Share Increase

The Authorized Share Increase will become effective by filing the Certificates of Amendment with the Secretary of State of the State of Delaware.  The proposed Certificates of Amendment are attached as Annexes A-1 and A-2 to this Information Statement.  We will determine when such filings will occur, but we anticipate filing the Certificates of Amendment as soon as practicable after the date that is 20 days after the date of the mailing of this Information Statement.

Recommendation of the Board

The Board recommended that our stockholders approve the Authorized Share Increase.  The Board, including all of the non-employee directors, unanimously approved the Authorized Share Increase at a meeting held on November 21, 2008.  On December 5, 2008, we received the written consent of stockholders holding sufficient shares to approve the Authorized Share Increase.

INFORMATION ABOUT THE COMPANY

  Price Range of Common Stock

Our Common Stock is quoted on the OTCBB under the symbol CGDE. The following table sets forth, for the periods indicated, the range of high and low bid quotations for our Common Stock on the OTCBB. The reported bid quotations reflect inter-dealer prices without retail markup, markdown or commissions, and may not necessarily represent actual transactions.

	High	Low

Year Ended December 31, 2006
First Quarter	$1.53	$1.01
Second Quarter	1.50	1.05
Third Quarter	1.17	0.76
Fourth Quarter	0.98	0.49

Year Ended December 31, 2007
First Quarter	$0.67	$0.52
Second Quarter	0.53	0.18
Third Quarter	0.39	0.18
Fourth Quarter	0.25	0.05

Year Ending December 31, 2008
First Quarter	$0.11	$0.07
Second Quarter	0.10	0.05
Third Quarter	0.13	0.06
Fourth Quarter (through December 19, 2008)	0.13	0.08

On July 17, 2008, the last trading day before the announcement of the going-private transaction, the closing price of our Common Stock on the OTCBB was $0.06 per share.  On July 18, 2008, the date on which we publicly announced our intent to effect a going-private transaction, the closing price of our Common Stock on the OTCBB was $0.12 per share.

Dividends

We have not declared or paid any dividends on our Common Stock or Preferred Stock during the past two years.  Cumulative dividends on our Preferred Stock accrue at the rate of 8% per year.  In addition, the terms of our Preferred Stock limit our ability to declare or pay dividends on our Common Stock without the consent of the holders of the Preferred Stock.

Prior Public Offerings and Stock Purchases

We have not made an underwritten offering of our Common Stock for cash in the past three years nor have we repurchased any of our Common Stock in the past two years.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of our Common Stock as of December 5, 2008 by (i) each member of the Investor Group; (ii) each other holder known by us to be the beneficial owner of more than 5% of our Common Stock; (iii) each of our directors and current executive officers; (iv) our directors and executive officers as a group; and (v) each of our other named executive officers, as defined by the rules of the Commission.  Unless otherwise stated, the address for all directors and executive officers is c/o CareGuide, Inc., 4401 N.W. 124th Avenue, Coral Springs, FL 33065.

Beneficial Owner (1)	Number of Shares Beneficially Owned Prior to the Reverse/Forward Stock Split and the Financing	Percent of Total	Number of Shares Beneficially Owned After the Reverse/Forward Stock Split and the Financing(2)	Percent of Total
Investor Group:

Entities affiliated with Essex Woodlands Health Ventures(3)	23,685,378	31.4%	27,018,711	37.1%
21 Waterway Avenue, Suite 225
The Woodlands, TX 77380

Entities affiliated with Psilos Group Partners (4)	16,654,920	21.4%	37,904,920	40.7%
140 Broadway, 51st Floor
New York, NY 10005

John Pappajohn (5)	17,383,765	22.7%	19,467,098	26.7%
c/o Equity Dynamics, Inc. 2116 Financial Center Des Moines, IA 50309

Hickory Venture Capital Corporation (6)	14,462,016	19.9%	16,962,016	24.4%
301 Washington Street, NW, Suite 301
Huntsville, AL 35801

Derace L. Schaffer (7)	5,967,074	8.2%	10,133,741	14.3%
c/o The Lan Group 3611 Cole Avenue, Suite #188 Dallas, TX 75204

Other 5% Stockholders:

Principal Life Insurance Company	3,745,350	5.5%	3,745,350	6.1%
711 High Street Des Moines, IA 50392

Executive Officers and Other Directors:

Chris E. Paterson (8)	1,317,666	1.9%	2,067,666	3.2%
Michael J. Condron(9)	789,474	1.2%	789,474	1.3%
Thomas J. Hannon	—	—	—	—
Mark L. Pacala (3)	—	—	—	—
Albert S. Waxman (4)	16,688,627	21.5%	37,904,920	40.7%
William C. Stapleton (10)	50,000	*	50,000	*
Michael J. Barber (11)	50,000	*	50,000	*

Directors and Executive Officers as a group (8 persons)	42,212,899	45.0%	70,462,899	60.7%

Other Named Executive Officers:

Thomas L. Tran	—	*	—	—
Julie A. Meek (12)	250,000	*	250,000	*
John R. Pegues(13)	250,000	*	250,000	*

* Less than one percent.

(1)
This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Commission. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages with respect to shares beneficially owned prior to the Reverse/Forward Stock Split and Financing are based on 67,538,976 shares of our Common Stock outstanding on December 5, 2008, adjusted as required by rules promulgated by the Commission, including the effects of 6,250,000 shares of our Preferred Stock outstanding on December 5, 2008 that are convertible into an aggregate of 31,250,000 shares of Common Stock.  Applicable percentages with respect to shares beneficially owned after the consummation of the Reverse/Forward Stock Split and Financing are based on 61,691,317 shares of our Common Stock outstanding, adjusted as required by rules promulgated by the Commission, including the effects of an additional 6,666,667 shares of our Preferred Stock that will be issued in connection with the Financing (assuming gross proceeds of $4.0 million) and that will initially be immediately convertible into an aggregate of 33,333,333 shares of Common Stock.

(2)
For purposes of the calculations in this table, we have assumed (i) the repurchase of 5,847,659 shares of our Common Stock as part of the Reverse/Forward Stock Split and (ii) the maximum issuance of $4.0 million in shares of Preferred Stock in the Financing.

(3)
Amounts beneficially owned prior to the Reverse/Forward Stock Split and Financing consist of 3,476,930 shares of Common Stock, 386,277 shares of Common Stock issuable upon exercise of fully exercisable warrants, and 1,562,500 shares of Common Stock issuable upon conversion of shares of Preferred Stock, in each case held of record by Essex Woodlands Health Ventures Fund IV, L.P., and 12,413,346 shares of Common Stock, 1,158,825 shares of Common Stock issuable upon exercise of fully exercisable warrants, and 4,687,500 shares of Common Stock issuable upon conversion of shares of Preferred Stock, in each case held of record by Essex Woodlands Health Ventures Fund V, L.P.  James L. Currie, Martin P. Sutter and Immanuel Thangaraj are the managers of each of Essex Woodlands Health Ventures IV, LLC and Essex Woodlands Health Ventures V, LLC, the respective general partners of the stockholders of record.  Mr. Pacala, one of our directors, is a manager of other entities affiliated with the general partners.  Amounts beneficially owned after the Reverse/Forward Stock Split and the Financing assume the issuance of 166,667 shares of Preferred Stock to Essex Woodlands Health Ventures Fund IV, L.P. in the Financing, which would be convertible into 833,335 shares of our Common Stock and the issuance of 500,000 shares of Preferred Stock to Essex Woodlands Health Ventures Fund V, L.P. in the Financing, which would be convertible into 2,500,000 shares of our Common Stock.  Assuming the conversion of all outstanding Preferred Stock into an additional 64,583,333 shares of Common Stock, the entities affiliated with Essex Woodlands Health Ventures would hold an aggregate of approximately 21.1% of the total shares outstanding after consummation of the Reverse/Forward Stock Split and Financing.

(4)
Amounts beneficially owned prior to the Reverse/Forward Stock Split and Financing consist of 3,347,510 shares of Common Stock and 4,166,670 shares of Common Stock issuable upon conversion of shares of Preferred Stock, in each case held of record by Psilos Group Partners, L.P., 3,155,066 shares of Common Stock held of record, 4,166,670 shares of Common Stock issuable upon conversion of shares of Preferred Stock held of record and 1,485,671 shares of Common Stock issuable upon exercise of fully exercisable warrants, in each case held of record by Psilos Group Partners II, L.P., and 333,333 shares of Common Stock issuable upon exercise of warrants exercisable within 60 days of December 5, 2008, held by Psilos/CareGuide Investment, L.P.  For Dr. Waxman only, amounts also include 33,707 shares of Common Stock held of record by Dr. Waxman.  Amounts beneficially owned after the Reverse/Forward Stock Split and the Financing assume the issuance of 4,250,000 shares of Preferred Stock in the Financing to Psilos/CareGuide Investment, L.P., which would be convertible into 21,250,000 shares of our Common Stock, and 333,333 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of December 5, 2008, held by Psilos/CareGuide Investment, L.P., and the repurchase of shares held of record by  Dr. Waxman.  Dr. Waxman and Stephen M. Krupa are the managing members of Psilos Group Investors, LLC (“Psilos Investors I”). Dr. Waxman, Jeffrey M. Krauss and Stephen M. Krupa are the managing members of each of Psilos Group Investors II, LLC (“Psilos Investors II”) and, along with Joseph Riley, David Eichler and Lisa Suennen, Psilos Group Investors III, LLC (“Psilos Investors III”).  Each of Psilos Investors I, Psilos Investors II and Psilos Investors III are the respective general partners of the securityholders of record.  Each of such individuals shares voting and dispositive power with respect to the shares held by the securityholders of record and disclaims beneficial ownership of the shares in which he or she has no pecuniary interest.  Assuming the conversion of all outstanding Preferred Stock into an additional 64,583,333 shares of Common Stock, the entities affiliated with Psilos Group Partners would hold an aggregate of approximately 29.6% of the total shares outstanding after consummation of the Reverse/Forward Stock Split and Financing.

(5)
Amounts beneficially owned prior to the Reverse/Forward Stock Split and Financing consist of 6,625,521 shares of Common Stock held of record by Mr. Pappajohn; 30,000 shares of Common Stock held of record by Halkis, Ltd., a sole proprietorship owned by Mr. Pappajohn; 30,000 shares of Common Stock held of record by Thebes, Ltd., a sole proprietorship owned by Mr. Pappajohn’s wife; 30,000 shares of Common Stock held directly by Mr. Pappajohn’s wife; 1,666,936 shares of Common Stock held by a voting trust; 8,333,340 shares of Common Stock issuable upon conversion of shares of Preferred Stock held of record by Mr. Pappajohn; and 667,968 shares of Common Stock issuable upon exercise of warrants exercisable within 60 days of December 5, 2008.  Amounts beneficially owned after the Reverse/Forward Stock Split and the Financing assume the issuance of 416,667 shares of Preferred Stock in the Financing, which would be convertible into 2,083,335 shares of our Common Stock, and 667,968 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of December 5, 2008.  Mr. Pappajohn disclaims beneficial ownership of the shares owned by Thebes, Ltd., by his spouse and by the voting trust.  Assuming the conversion of all outstanding Preferred Stock into an additional 64,583,333 shares of Common Stock, Mr. Pappajohn would hold an aggregate of approximately 15.3% of the total shares outstanding after consummation of the Reverse/Forward Stock Split and Financing.

(6)
Amounts beneficially owned prior to the Reverse/Forward Stock Split and Financing consist of 9,166,247 shares of Common Stock, 1,129,109 shares of Common Stock issuable upon exercise of fully exercisable warrants and 4,166,660 shares of Common Stock issuable upon conversion of shares of Preferred Stock.  Amounts beneficially owned after the Reverse/Forward Stock Split and the Financing assume the issuance of 500,000 shares of Preferred Stock in the Financing, which would be convertible into 2,500,000 shares of our Common Stock.  Assuming the conversion of all outstanding Preferred Stock into an additional 64,583,333 shares of Common Stock, Hickory would hold an aggregate of approximately 13.3% of the total shares outstanding after consummation of the Reverse/Forward Stock Split and Financing.

(7)
Amounts beneficially owned prior to the Reverse/Forward Stock Split and Financing consist of 1,120,447 shares of Common Stock held of record by Dr. Schaffer; 12,000 shares of Common Stock held of record by Dr. Schaffer’s children; 4,166,660 shares of Common Stock issuable upon conversion of shares of Preferred Stock, in each case held of record by Dr. Schaffer; and 667,967 shares of Common Stock issuable upon exercise of warrants exercisable within 60 days of December 5, 2008.  Amounts beneficially owned after the Reverse/Forward Stock Split and the Financing assume the issuance of 833,333 shares of Preferred Stock in the Financing, which would be convertible into 4,166,667 shares of our Common Stock, and 667,967 shares of Common Stock issuable upon the exercise of warrants exercisable within 60 days of December 5, 2008.  Assuming the conversion of all outstanding Preferred Stock into an additional 64,583,333 shares of Common Stock, Dr. Schaffer would hold an aggregate of approximately 8.0% of the total shares outstanding after consummation of the Reverse/Forward Stock Split and Financing.

(8)
Amounts beneficially owned prior to the Reverse/Forward Stock Split and Financing consist of 1,017,666 shares of Common Stock issuable pursuant to early exercise features of an option exercisable within 60 days of December 5, 2008 and 300,000 shares of Common Stock issuable upon exercise of other options exercisable within 60 days of December 5, 2008.  Of the shares issuable pursuant to early exercise features, 56,537 shares had not vested as of December 5, 2008 and were not transferable by Dr. Paterson at that time. Accordingly, Dr. Paterson is not deemed to have investment power over such shares.

(9)	Represents shares of Common Stock issuable pursuant to an option exercisable within 60 days of December 5, 2008.

(10)	Represents shares of Common Stock issuable pursuant to a warrant exercisable within 60 days of December 5, 2008.

(11)	Represents shares of Common Stock issuable pursuant to a warrant exercisable within 60 days of December 5, 2008.

(12)	Represents shares of Common Stock issuable pursuant to an option exercisable within 60 days of December 5, 2008. Ms. Meek is currently a consultant to us.

(13)
Represents shares of Common Stock issuable pursuant to an option exercisable within 60 days of December 5, 2008.  Mr. Pegues’ employment with us ceased as of September 12, 2008 and according to the terms of the option, it is not exercisable after December 11, 2008.

Financial Information

Our audited consolidated financial statements as of and for the years December 31, 2007 and 2006 are included with this information statement as Annex E-1.  Our unaudited consolidated financial statements as of and for the nine months ended September 30, 2008 and 2007 are included with this information statement as Annex E-2.  Our consolidated statement of operations data for the nine months ended September 30, 2008 are not necessarily indicative of results for the full fiscal year ending December 31, 2008.

Ratio of Earnings to Fixed Charges

The following table sets forth our ratio of earnings to fixed charges and our ratio of earnings/(losses) to combined fixed charges and preference dividends for the nine months ended September 30, 2008 and 2007, the year ended December 31, 2007 and the nine months ended December 31, 2006.

Ratio of Earnings/(Losses) to Fixed Charges
(In thousands)

	Nine months Ended September 30, 2008	Nine months Ended September 30, 2007	Year ended December 31, 2007	Nine months ended December 31, 2006
Pretax income from continuing operations	$(3,162)	$(7,096)	$(16,486)	$(229)
Fixed charges (1)	1,207	1,374	1,788	1,381
Preference dividends (2)	165	–	–	–
Earnings/(Losses) from continuing operations before fixed charges	(1,955)	(5,722)	(14,698)	1,152
Ratio of earnings to fixed charges	(3)	(3)	(3)	(3)
Ratio of earnings to combined fixed charges and preference dividends	(4)	(4)	(4)	(4)

(1)  In accordance with the regulations of the Commission, this amount is the sum of the following: (a) interest expensed and capitalized, (b) amortized premiums, discounts and capitalized expenses related to indebtedness and (c) an estimate of the interest within rental expense.

(2)  Represents the pre-tax earnings required to pay deemed and cumulative preferred dividends on our Preferred Stock. As of September 30, 2008, approximately $165,000 of dividends had accumulated.

(3)  Earnings from continuing operations were not sufficient to cover fixed charges by approximately $3,162,000 and $7,096,000 for the nine months ended September 30, 2008 and 2007, respectively, approximately $16,486,000 for the year ended December 31, 2007, and approximately $229,000 for the nine months ended December 31, 2006.

(4)  Earnings from continuing operations were not sufficient to cover combined fixed charges and preference dividends by approximately $3,327,000 and $7,096,000 for the nine months ended September 30, 2008 and 2007, respectively, approximately $16,486,000 for the year ended December 31, 2007, and approximately $229,000 for the nine months ended December 31, 2006.

Book Value Per Share

As of September 30, 2008, our book value per share was $0.14.

Executive Officers and Directors

The following table sets forth as of November 30, 2008 the name, age and position of each person who serves us as an executive officer or director.  There are no family relationships among any of our executive officers or directors. Unless otherwise stated in this Information Statement, the address of each officer and director is c/o CareGuide, Inc., 4401 N.W. 124th Avenue, Coral Springs, Florida 33065, and the business telephone number is (954) 796-3714.

Name	Age	Position
Executive Officers:
Dr. Chris E. Paterson	48	Chief Executive Officer and Director
Mr. Michael J. Condron	38	Executive Vice Chairman and Director
Mr. Thomas J. Hannon	45	Executive Vice President of Administration

Non-Employee Directors:
Dr. Albert S. Waxman	67	Senior Managing Member, Psilos Group and Chairman of the Board
Mr. John Pappajohn	80	President, Equity Dynamics, Inc.
Dr. Derace L. Schaffer	61	Physician and Chief Executive Officer, The Lan Group
Mr. Mark L. Pacala	53	Managing Director, Essex Woodlands Health Ventures
Mr. William C. Stapleton	44	Chief Executive Officer, Healthplanone
Dr. Michael J. Barber	60	Physician and Healthcare Consultant

Chris E. Paterson, Ph.D. Dr. Paterson has served as our chief executive officer since January 2006. He also served as our president from January 2006 until June 2007. He has served as a member of our Board since June 2007.  Dr. Paterson joined our subsidiary CCS Consolidated, Inc. as executive vice president in July 2004 and became its president and a member of its board of directors in January 2005. From 2002 to July 2004, Dr. Paterson served as the president of the Central Region of AmeriChoice Corporation, a subsidiary of UnitedHealth Group, and from 1998 to 2002 served as chief executive officer of the AmeriChoice health plans in Pennsylvania. From 1990 to 1998, he was employed by Merit Behavioral Care Corporation in senior positions including executive vice president of the Eastern Division and president of Tennessee Behavioral Health. Dr. Paterson has also served on the boards of directors of the City of Philadelphia Department of Health and the American Heart Association Southeastern Pennsylvania Region. Dr. Paterson received his Ph.D. in psychology from Ohio State University, interned at the University of Florida and served on the faculty of the University of Miami early in his career.

Michael J. Condron.  Mr. Condron has served as our executive vice chairman and as a member of our Board since July 2008. In October 2007 he founded, and has since served as president of, MEJC Consulting, LLC, a healthcare consulting company. Since April 2006, Mr. Condron has also served as an executive in residence with Beecken Petty O’Keefe & Company, a private equity firm based in Chicago. In 2002, Mr. Condron joined CorSolutions Medical, Inc., a disease management and health solutions company, as its general counsel. In August 2005, he was named president and chief operating officer of CorSolutions, and served in that role through the company’s acquisition by Matria Healthcare in January 2006. From 1995 to 2002, Mr. Condron was an attorney with the firms of Pederson & Houpt and Gardner, Carton & Douglas, both in Chicago, and Verner, Liipfert, Bernhard, McPherson & Hand in Washington, D.C. In his legal practice, Mr. Condron specialized in labor and employment matters and employment litigation. He holds a B.S. degree in finance and political science from the University of Illinois, Urbana and a J.D. degree from the Northwestern University School of Law.

Thomas J. Hannon.  Mr. Hannon has served as our executive vice president of administration since November 2008 and will become our executive vice president and chief financial officer on the earlier of the consummation of the Reverse/Forward Stock Split or March 31, 2009. Prior to joining us, Mr. Hannon served since January 2007 as the chief financial officer of Alma Lasers Ltd., a global medical technology company that designs, develops, manufactures and markets non-invasive, energy-based aesthetic treatment systems. Prior to that, Mr. Hannon was an executive vice president and chief financial officer at CorSolutions Medical Inc., a disease management company, from 2001 to January 2006. From 1998 to 2001, he served as the controller at Everest Healthcare Services Inc., a healthcare services company which specializes in dialysis. Before Everest Healthcare Services Inc., Mr. Hannon held various financial positions at Baxter International Inc. and was an auditor with Deloitte & Touche LLP. Mr. Hannon earned his Bachelor of Science in Accounting from Northern Illinois University and is a Certified Public Accountant.

Albert S. Waxman, Ph.D. Dr. Waxman has served as a member of our Board since January 2006 and also serves as chairman. In 1998, he co-founded and has since served as senior managing member of Psilos Group, a venture capital firm specializing in e-health and healthcare services investments.  From 1993 to 1998, Dr. Waxman was chairman and chief executive officer of Merit Behavioral Care Corporation, a healthcare company, and its predecessor companies, American Biodyne and Medco Behavioral Care, which was acquired by Merck. He founded and served as president, chief executive officer and chairman of Diasonics, Inc., a medical company providing ultrasound and magnetic resonance imaging. Dr. Waxman has served on the board of directors of Orthometrix, Inc., a publicly held biotechnology company, since 1994 and is also a director of several private Psilos Group portfolio companies. He received a B.S. degree in Electrical Engineering from the City College of New York and M.A. and Ph.D. degrees from Princeton University. He serves on the Advisor Council of Princeton University’s School of Engineering and Applied Sciences and holds United States and foreign patents for display, imaging and diagnostic technologies and products.

John Pappajohn. Mr. Pappajohn has served as a member of our Board since 1995. Since 1969, Mr. Pappajohn has owned Pappajohn Capital Resources, a venture capital firm, and has served as president of Equity Dynamics, Inc., a financial consulting firm, both located in Des Moines, Iowa. He also serves as a director for several public companies, including Allion Healthcare, Inc., a provider of specialty pharmacy and disease management services, since 1996; American Caresource Holdings, Inc., an ancillary healthcare services company, since November 2004; Conmed Healthcare Management, Inc., formerly Pace Health Management Systems, Inc., a provider of correctional healthcare services, since 2005; PharmAthene, Inc., formerly Healthcare Acquisition Corp., a biotechnology company, since 2007; and Spectrascience, Inc. a manufacturer of spectrophotometry systems, since 2007. Mr. Pappajohn received a B.S.C. degree in business from the University of Iowa.

Derace L. Schaffer, M.D. Dr. Schaffer has served as a member of our Board since 1995 and served as our chairman until November 2004. From 1980 to 2001, Dr. Schaffer served as chief executive officer and chairman of Ide Imaging Group, P.C. In 1990 he founded, and has since served as the chief executive officer of, The Lan Group, a venture capital firm specializing in healthcare and high technology investments. He also serves as a director for several public companies, including Allion Healthcare, Inc., a provider of specialty pharmacy and disease management services, since 1996; American Caresource Holdings, Inc., an ancillary healthcare services company, since November 2004; and PharmAthene, Inc., formerly Healthcare Acquisition Corp., a biotechnology company, since 2007, as well as several private companies. Dr. Schaffer received his postgraduate radiology training at Harvard Medical School and Massachusetts General Hospital, where he served as chief resident. He is Clinical Professor of Radiology at the Weill Cornell Medical College and a member of Alpha Omega Alpha – the National Medical Honor Society.

Mark L. Pacala. Mr. Pacala has served as a member of our Board since January 2006. He has been a managing director of Essex Woodlands Health Ventures, a venture capital firm, since December 2003 and previously served as venture partner from 2002 to December 2003. From 2001 to 2002, Mr. Pacala was self-employed as a venture capital consultant. In 1997, he was recruited by Essex Woodlands to serve as the chief executive officer of American WholeHealth, Inc., an integrative health network company, and he served in that capacity until 2001. From 1994 to 1996, he was chief executive officer of Forum Group, a public senior housing and healthcare company. From 1989 to 1994, Mr. Pacala was a senior vice president and general manager at The Walt Disney Company. From 1984 to 1989, he served as director of corporate planning and vice president of operations at Marriott Corporation. Mr. Pacala began his career as a banker at Manufacturers Hanover Trust Co. and also worked as a healthcare consultant at Booz, Allen and Hamilton. Mr. Pacala currently serves on the board of directors of several private Essex Woodlands portfolio companies. He received a B.A. degree magna cum laude from Hamilton College and was elected to Phi Beta Kappa, and he received an M.B.A. degree with distinction from Harvard Business School.

William C. Stapleton. Mr. Stapleton has served as a member of our Board since August 2006. In October 2005, Mr. Stapleton founded, and has been serving as the chief executive officer of, Healthplanone, an online health insurance brokerage firm. From August 2003 to June 2005, Mr. Stapleton was commercial products and underwriting officer at Health Net, Inc., a managed healthcare company, where he was responsible for product development and the Medicaid units for a regional managed care division. In 2001 he founded and, until June 2003, was principal of, Assured Remit, a healthcare consulting company. From 1999 to 2001, Mr. Stapleton served as chief financial officer of CCN Managed Care, Inc., a managed healthcare company that was a subsidiary of HCA, Inc. From 1997 to 1999, Mr. Stapleton was with Oxford Health Plans, Inc. as regional chief financial officer and regional general manager. From 1993 to 1997, he was chief financial officer of Health Partners, Inc., a physical practice management company. Mr. Stapleton began his career as an accountant with KPMG Peat Marwick. He previously served as a director and as chairman of the audit committee of America Service Group, a provider of correctional healthcare services, from 2002 to June 2004. Mr. Stapleton received a B.A. degree in economics and accounting from Holy Cross College and an M.B.A. degree from Harvard Business School. He is a certified public accountant.

Michael J. Barber, M.D. Dr. Barber has served as a member of our Board since December 2006. In July 2006, Dr. Barber founded and has since been serving as the chief executive officer of The Advanced Practice Institute, a healthcare consulting company. From February 2003 to May 2006, Dr. Barber served as the chief executive officer and chief operating officer of Group Health Associates, a medical group. From 2001 to February 2003, he was a healthcare consultant for The Scheller Bradford Group. From 1999 to 2001, Dr. Barber served in executive roles with our subsidiary Haelan and served on Haelan’s board of directors from 1999 to December 2006. From 1998 to 1999, he was chief executive officer of Momentum Health Solutions, a venture associated with a long-term care managed care company. From 1991 to 1997, Dr. Barber was with ChoiceCare, where he served in a series of executive roles, including vice president of clinical services, senior medical director, executive vice president and chief medical officer. From 1976 to 1990, Dr. Barber was a staff physician and the president of The Fairfield Group, a family medical practice. From 1981 to 1990, he was also an associate clinical professor of family practice at the University of Cincinnati. Dr. Barber received his B.A. degree from Indiana University, where he was elected to Phi Beta Kappa. He received his M.D. degree from the Indiana University School of Medicine. Dr. Barber is certified by the American Board of Medical Management and is a member of the American College of Physician Executives and the American Academy of Family Practice. He also serves on the boards of directors of Beech Acres Parenting Center and Episcopal Retirement Homes of Ohio.

None of our directors and executive officers (i) has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors); or (ii) has been a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibition activities subject to, federal or state securities laws.  Each of our directors and executive officers is a citizen of the United States.

Prior Share Purchases, Contacts, Transactions, Negotiations and Agreements Involving the Company and its Directors and Officers

Mr. Pappajohn and Dr. Schaffer

Between December 2007 and May 2008, Mr. Pappajohn and Dr. Schaffer, both members of our Board, purchased an aggregate of 1,666,668 shares and 833,332 shares, respectively, of our Preferred Stock at a price of $0.60 per share.  Each share of Preferred Stock will be convertible into five shares of our Common Stock.  Under the Purchase Agreement, Mr. Pappajohn and Dr. Schaffer have agreed to purchase up to an additional 416,667 shares and 833,333 shares, respectively, of our Preferred Stock at a price of $0.60 per share.  Their purchases of Preferred Stock are discussed in more detail below under the caption “Information About Other Filing Persons.”

Mr. Pappajohn and Dr. Schaffer have also received and will continue to receive warrants to purchase Common Stock as compensation for their guarantees of our obligations under our credit facility with Comerica Bank (the “Comerica Warrants”) and a commitment to fund our operations through January 1, 2009 (the “Backstop Warrants”).  The issuance of the Comerica Warrants and the Backstop Warrants, as well as certain other indirect interests that Mr. Pappajohn and Dr. Schaffer may have, is discussed in more detail below under the caption “Information About Other Filing Persons.”

Dr. Waxman and Mr. Pacala

Dr. Waxman, the chairman of our Board, is a manager of and has an interest in the Psilos Funds, which purchased an aggregate of 1,666,668 shares of our Preferred Stock between December 2007 and May 2008.  In addition Psilos/CareGuide has agreed to purchase up to 4,250,000 shares of our Preferred Stock at a price of $0.60 per share pursuant to the Purchase Agreement.

Mr. Pacala, a member of our Board, is a managing director of entities affiliated with the Essex Funds, which purchased an aggregate of 1,250,000 shares of our Preferred Stock between December 2007 and May 2008.  In addition, the Essex Funds have agreed to purchase up to 666,667 shares of our Preferred Stock at a price of $0.60 per share pursuant to the Purchase Agreement.

The Psilos Funds and the Essex Funds have also received and will continue to receive Comerica Warrants.  The Psilos Funds have also received Backstop Warrants.  Their purchases under the Purchase Agreement and the issuances of the Comerica Warrants and the Backstop Warrants are discussed in more detail below under the caption “Information About Other Filing Persons.”

In December 2008, Radius distributed all of its shares of our Common Stock to its partners.  Dr. Waxman is a limited partner of Radius and, by virtue of the distribution, Dr. Waxman received approximately 34,000 shares of Common Stock.  Because these are the only shares that Dr. Waxman owns directly in his name, and because they are fewer than 50,000 shares, we expect these shares to be cashed out, at a price of $0.14 per pre-split share for aggregate proceeds of approximately $5,000 to Dr. Waxman, upon consummation of the Reverse/Forward Stock Split.

Dr. Barber

In connection with our acquisition of Haelan in December 2006, Dr. Barber, one of our directors, received a Convertible Note in the principal amount of approximately $848,000 on the same terms as all of the other securityholders of Haelan. Dr. Barber joined our Board upon the closing of the acquisition.

Employment Arrangements Involving Our Officers

In connection with his appointment as an executive officer, on July 14, 2008, the Board approved the grant to Mr. Condron of a stock option to purchase up to 6,315,789 shares of Common Stock, which was intended to represent approximately 5% of our capital stock on an as-converted basis after the Reverse/Forward Stock Split and the Financing. This option has a term of 10 years from the date of grant and an exercise price equal to $0.12 per share, which the Board determined to be not less than the fair market value of the Common Stock on the date of grant. This stock option will vest over a period of four years, in 48 equal monthly installments beginning one month after the date of grant.  We have also agreed that Mr. Condron is entitled to receive an additional grant of stock options in the event we issue securities, including, without limitation, stock equivalents, beyond those currently contemplated, between the effective date of the employment agreement and December 31, 2008, including in the event the gross proceeds of the Financing exceed $2.5 million.  In the event our Common Stock equivalent capitalization exceeds the amounts contemplated at the time of his appointment, Mr. Condron would receive an additional grant of stock options to purchase an amount of our Common Stock equal to 5% of the excess amount.  Because we now expect to repurchase fewer shares of our Common Stock as a result of the Reverse/Forward Stock Split using the New Ratios, we currently expect that we will be required to grant Mr. Condron an additional option in order to maintain his 5% ownership interest.

Pursuant to the terms of a transition letter agreement that we entered into with Dr. Paterson, the Board granted Dr. Paterson an option to purchase up to 50,000 shares of Common Stock.  This option has an exercise price of approximately $0.13 per share. This option will vest in full at the end of Dr. Paterson’s transition out of his role of our chief executive officer. In addition, all of Dr. Paterson’s currently outstanding options to purchase Common Stock will be accelerated in full in the event that he ceases to be our employee, and the exercise period for such options will be extended.  Furthermore, we have agreed with Dr. Paterson that he shall be entitled to receive an additional grant of stock options in the event of certain issuances of equity securities by us between the date of the transition letter agreement and the later of December 31, 2008 or the date on which we cease to be a public company.

In November 2008, we hired Mr. Hannon to be our executive vice president of administration.  On December 10, 2008, the Board approved an employment agreement with Mr. Hannon pursuant to which Mr. Hannon will become our chief financial officer at such time as we become a private company or, if earlier, March 31, 2009.  The Board also approved the grant to Mr. Hannon of stock options to purchase up to 3,587,585 shares of Common Stock, which was intended to represent 3% of our fully diluted capital shares as of his date of employment.  These options have a term of 10 years from the dates of grant and an exercise price equal to $0.12 per share, which the Board determined to be not less than the fair market value of the Common Stock on the dates of grant. These stock options will vest over a period of four years, in 48 equal monthly installments beginning one month after the commencement date of Mr. Hannon’s employment with us.  Mr. Hannon is also eligible for an additional grant of stock options in the event we issue securities beyond those currently contemplated between the date of Mr. Hannon’s employment and the date on which we cease to be a public company, including in the event the gross proceeds of the Financing exceed $2.5 million.  In the event our Common Stock equivalent capitalization exceeds the amounts contemplated at the time of his appointment, Mr. Hannon will receive an additional grant of stock options to purchase an amount of our Common Stock equal to 3% of the excess amount.  Because we now expect to repurchase fewer shares of our Common Stock as a result of the Reverse/Forward Stock Split using the New Ratios, we currently expect that we will be required to grant Mr. Hannon an additional option in order to maintain his 3% ownership interest.  We expect a portion of Mr. Hannon’s options will vest automatically on a periodic basis and a portion will vest upon the achievement of mutually agreed-on performance criteria, each over a four-year period.

Interests of our Executive Officers and Directors in the Reverse/Forward Stock Split and the Financing

As a result of the Reverse/Forward Stock Split and the Financing (assuming the sale of an aggregate of $4.0 million of our Preferred Stock we estimate that our directors and executive officers and their affiliated entities, collectively, will increase their beneficial ownership of our Common Stock from approximately 71% to 83%.  The number of shares held by our directors and officers immediately prior to the Reverse/Forward Stock Split will remain substantially unchanged as a result of the Reverse/Forward Stock Split.  Those of our directors who are members of, or are representatives of members of, the Investor Group, will increase their beneficial ownership as a result of the Financing.  Their aggregate interest will also increase as a percentage of outstanding shares due to the retirement of fractional shares purchased by us as part of the Reverse Split.  Each share of Preferred Stock is currently, and each share of Preferred Stock to be issued in the Financing will be initially convertible into five shares of Common Stock.  In addition, in December 2008, Radius distributed all of its shares of our Common Stock to its partners.  Dr. Waxman is a limited partner of Radius and, by virtue of the distribution, Dr. Waxman received approximately 34,000 shares of Common Stock.  Because these are the only shares that Dr. Waxman owns directly in his name, and because they are fewer than 50,000 shares, we expect these shares to be cashed out, at a price of $0.14 per pre-split share for aggregate proceeds to Dr. Waxman of approximately $5,000, upon consummation of the Reverse/Forward Stock Split.  Certain of our directors are also affiliated with members of the Investor Group and have other interests in the Reverse/Forward Stock Split described below under the caption “Information About Other Filing Persons—Interests of Certain Persons in the Reverse/Forward Stock Split.”

INFORMATION ABOUT OTHER FILING PERSONS

The Investor Group and Related Persons

For purposes of this Information Statement, the Filing Persons are those individuals and entities required under the rules of the Commission to provide certain disclosures to our stockholders in order for us to effect the Reverse/Forward Stock Split.  In addition to the Company, as discussed above, the Filing Persons include each member of the Investor Group.

Business and Background of Entities and Certain Related Persons

Psilos Fund I.  The principal business of the Psilos Fund I is venture capital investments.  Psilos Group Investors, L.L.C., a Delaware limited liability company, is the general partner of Psilos Fund I (“Psilos General Partner I”).  The principal business of the Psilos General Partner I is to serve as the general partner of the Psilos Fund I.  Dr. Waxman is the senior managing member and Mr.  Krupa is a managing member of Psilos General Partner I (the “Psilos I Managers”).  Each of the Psilos I Managers is an investment professional.  The principal place of business of Psilos Fund I, Psilos General Partner I and each of the Psilos Managers is 140 Broadway, 51st Floor, New York, New York 10005, and their business telephone number is 212-242-8844.

Psilos Fund II.  The principal business of the Psilos Fund II is venture capital investments.  Psilos Group Investors II, L.L.C., a Delaware limited liability company, is the general partner of Psilos Fund II (“Psilos General Partner II”).  The principal business of the Psilos General Partner II is to serve as the general partner of the Psilos Fund II.  Dr. Waxman is the senior managing member and Messrs. Krauss and Krupa are managing members of Psilos General Partner II (the “Psilos II Managers”).  Each of the Psilos II Managers is an investment professional.  The principal place of business of Psilos Fund II, Psilos General Partner II and each of the Psilos II Managers is 140 Broadway, 51st Floor, New York, New York 10005, and their business telephone number is 281-364-1555.

Psilos/CareGuide. The principal business of Psilos/CareGuide is venture capital investments.  Psilos Group Investors III, LLC, a Delaware limited liability company, is the general partner of Psilos/CareGuide (“Psilos General Partner III”).  The principal business of Psilos General Partner III is to serve as the general partner of Psilos/CareGuide. Dr. Waxman is the senior managing member and Messrs. Krauss, Krupa, Riley and Eichler and Ms. Suennen are managing members of Psilos General Partner III (the “Psilos/CareGuide Managers”).  Each of the Psilos/CareGuide Managers is an investment professional.  The principal place of business of Psilos/CareGuide, Psilos General Partner III and each of the Psilos/CareGuide Managers is 140 Broadway, 51st Floor, New York, New York 10005, and their business telephone number is 281-364-1555.

Essex IV.  The principal business of the Essex IV is venture capital investments. Essex Woodlands Health Ventures IV, L.L.C., a Delaware limited liability company, is the general partner of Essex IV (the “Essex IV General Partner”).  The principal business of the Essex IV General Partner is to serve as general partner of the Essex IV. Messrs. Currie, Sutter and Thangaraj are the managers of the Essex IV General Partner (the “Essex IV Managers”).  Each of the Essex IV Managers is an investment professional.  The principal place of business of Essex IV, Essex IV General Partner and each of the Essex IV Managers is 21 Waterway Avenue, Suite 225, The Woodlands, Texas 77380, and their business telephone number is 281-364-1555.

Essex V. The principal business of the Essex V is venture capital investments. Essex Woodlands Health Ventures V, L.L.C., a Delaware limited liability company, is the general partner of Essex V (the “Essex V General Partner”).  The principal business of the Essex V General Partner is to serve as general partner of Essex V. Messrs. Currie, Sutter, and Thangaraj are the managers of the Essex V General Partner (the “Essex V Managers”).  Each of the Essex V Managers is an investment professional.  The principal place of business of Essex V, Essex V General Partner and each of the Essex V Managers is 21 Waterway Avenue, Suite 225, The Woodlands, Texas 77380, and their business telephone number is 281-364-1555.

Hickory.  The principal business of Hickory is venture capital investments.  Its business address is 301 Washington Street, NW, Suite 301, Huntsville, Alabama 35801, and its business telephone number is 256-539-1931.  The sole shareholder of Hickory is the First Tennessee Bank National Association.  The names of the directors and executive officers of Hickory, their business addresses and telephone numbers, their present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which such employment is conducted other than Hickory are set forth below:

•	J. Thomas Noojin is the president of Hickory. His business address is 301 Washington Street NW, Suite 301, Huntsville, Alabama 35801, and his business telephone number is 256-539-1931;

•	Monro B. Lanier, III, is the vice president of Hickory. His business address is 301 Washington Street NW, Suite 301, Huntsville, Alabama 35801, and his business telephone number is 256-539-1931;

•
C.W. Knight is executive vice president of the First Tennessee Bank National Association.  His business address is 165 Madison Street, 3rd Floor, Memphis, Tennessee 38103, and his business telephone number is 901-523-4591; and

•
Christine B. Munson is executive vice president of the First Tennessee Bank National Association.  Her business address is 165 Madison Street, 3rd Floor, Memphis, Tennessee 38103, and her business telephone number is 901-523-4246.

No natural person set forth above (i) was convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors); or (ii) was a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibition activities subject to, federal or state securities laws.  Each of the natural persons set forth above is a citizen of the United States.

Prior Share Purchases, Contacts, Transactions, Negotiations and Agreements Involving the Investor Group and Related Persons

Prior Stockholders Agreement

In January 2006, entities affiliated with each of the members of the Investor Group, as well as Radius, which collectively represented at that time 80% of our outstanding Common Stock on an as-converted basis, entered into a stockholders agreement by which they agreed to vote their shares in favor of the election to our Board of Mr. Pappajohn and Dr. Schaffer, three individuals collectively designated by Essex, Hickory, Radius and Psilos, and two additional independent directors who have been approved unanimously by the other members of our Board.  As part of the Reverse/Forward Stock Split and the Financing, this agreement has been terminated and will be superseded by the Stockholders Agreement.

Investor Guarantees of Indebtedness

In January 2006, we assumed the obligations of our subsidiary, CCS Consolidated, Inc., under a line of credit arrangement. The satisfaction of our obligations under the line of credit was guaranteed by certain of our stockholders. Mr. Pacala, Dr. Waxman and our former director Daniel Lubin are or were members of our Board and are managing directors and/or general partners of entities affiliated with the Essex Funds, the Psilos Funds and Radius, respectively, who are among the stockholders who guaranteed our obligations under the line of credit. Hickory was also a guarantor of our obligations under this arrangement.

In exchange for delivering guarantees to the lender, we issued the Essex Funds, the Psilos Funds, Radius and Hickory warrants to purchase Common Stock. In November 2006 the warrants vested in full and all warrants were exercised in full by cash payment of the aggregate exercise price. The shares underlying these warrants had been previously placed into escrow, and therefore no new shares were issued upon exercise. Upon exercise of these warrants, we released approximately 3.1 million shares of Common Stock from the escrow to the Essex Funds, Radius, the Psilos Funds and Hickory.

In October 2007, we extended the maturity of the line of credit to January 1, 2009. Each of the stockholders described above, other than Radius, continues to guarantee our obligations under the line of credit, and beginning in October 2007, Mr. Pappajohn and Dr. Schaffer are also guarantors of our obligations under this arrangement. We refer to the current stockholders who have guaranteed our obligations under the line of credit as the “Guarantors.”  Under the terms of the guarantees, each Guarantor has unconditionally and irrevocably guaranteed prompt and complete payment of its or his pro rata share (based on the amount of principal indebtedness guaranteed by each) of the amount we owe under the line of credit, up to the full $8.0 million principal balance. As compensation for their guarantees, we have issued warrants to these Guarantors that are exercisable for shares of our Common Stock.  As compensation for the period from October 1, 2007 to April 30, 2008, on July 1, 2008 we issued warrants (the “Initial Warrants”) to the Guarantors to purchase an aggregate of 1,306,667 shares of Common Stock at an exercise price of $0.25 per share.  As compensation for the period from May 1, 2008 to December 31, 2008, the Guarantors were to be issued warrants to purchase shares of Common Stock for each calendar month (each, a “Monthly Warrant” and collectively, the “Monthly Warrants”).  Each Monthly Warrant is exercisable for a number of shares of Common Stock equal to (i) 0.00583 times (ii) the principal balance outstanding under the line of credit as of the close of business on the last day of the immediately preceding month, divided by (iii) the product of (x) the closing price of the Common Stock as of the last day of the immediately preceding month, or the fair market value of the Common Stock as of the last day of the immediately preceding month as determined by the Board if such stock is not publicly traded (in either case, the “Monthly Stock Price”) times (y) 125%.  The exercise price of each Monthly Warrant is equal to 125% times the applicable Monthly Stock Price.

On July 1, 2008, as compensation for the calendar months of May, June and July, we issued Monthly Warrants to the Guarantors to purchase an aggregate of 1,776,762 shares of Common Stock.  Of these Monthly Warrants, warrants to purchase 1,243,734 shares have an exercise price of $0.075 per share and warrants to purchase 533,028 shares have an exercise price of $0.0875 per share.  On August 1, 2008, we issued Monthly Warrants to purchase an aggregate of 327,298 shares of Common Stock with an exercise price of $0.1425 per share.  On September 1, 2008, we issued Monthly Warrants to purchase an aggregate of 324,452 shares of Common Stock with an exercise price of $0.14375 per share.  On October 1, 2008, we issued Monthly Warrants to purchase an aggregate of 287,015 shares of Common Stock with an exercise price of $0.1625 per share.  On November 1, 2008, we issued Monthly Warrants to purchase an aggregate of 339,200 shares of Common Stock with an exercise price of $0.1375 per share. On December 1, 2008, we issued Monthly Warrants to purchase an aggregate of 392,758 shares of Common Stock with an exercise price of $0.11875 per share.  Each of the Initial Warrants and the Monthly Warrants were apportioned among the Guarantors pro rata, based on the amount of each such Guarantor’s respective guaranty of the maximum amount under the line of credit.  Each such warrant is fully exercisable upon issuance and is exercisable until the close of business on October 1, 2012.

Funding Letters

The Psilos Funds, Mr. Pappajohn and Dr. Schaffer have provided us with a funding letter providing that, in the event that we should require additional funding to continue our operations through January 1, 2009, these stockholders will provide the necessary additional funding, up to $1.0 million in aggregate, to us in amounts to be determined between and among these investors.  As compensation for their commitments under the funding letter, in August 2008 we issued Backstop Warrants to purchase an aggregate of 1,000,000 shares of Common Stock to these parties, allocated equally.  Each Backstop Warrant has an exercise price of $0.08 per share, and was exercisable for 50% of the shares underlying the warrant as of August 31, 2008, with the remaining shares vesting monthly through December 31, 2008.  Each Backstop Warrant is exercisable until January 1, 2012.

First Series A Preferred Stock Financing

In December 2007, we entered into a Series A Preferred Stock Purchase Agreement with each of the members of the Investor Group. Under the purchase agreement, we issued and sold to the Investor Group an aggregate of up to 6,250,000 shares of Preferred Stock, at a price of $0.60 per share, for aggregate gross proceeds of $3.75 million. Each share of Preferred Stock is convertible, at the holder’s election, into five shares of our Common Stock.  As described in this Information Statement, we expect to issue additional shares of Preferred Stock, and amend the terms of the Series A Preferred Stock, in connection with the Financing for aggregate gross proceeds of up to $4.0 million.

Purchase of Software from HealthEdge Software, Inc.

In November 2006, we entered into a three-year agreement with HealthEdge Software, Inc. (“HealthEdge”) under which HealthEdge provides its software application to us as well as hosting services relating to the application. On June 25, 2008, we entered into a termination agreement pursuant to which we are obligated to pay HealthEdge an aggregate of $565,000 in installments. Approximately, $57,000 has already been paid to date.  We also expect to enter into a new agreement with HealthEdge under which we expect to pay HealthEdge $3,500 per month for software application and claims services.  HealthEdge has already begun to provide these services and we have already begun to pay this fee in advance of the formal documentation of this arrangement.  Affiliates of Psilos are controlling stockholders of HealthEdge, and Dr. Waxman, the chairman of our Board, is the senior managing member of Psilos and also serves on HealthEdge’s board of directors. Dr. Waxman may be deemed to have an indirect interest in this transaction to the extent of his pecuniary interest in Psilos. Our agreement with HealthEdge was approved by the Board, with Dr. Waxman recusing himself from the discussion and vote, after disclosure of Dr. Waxman’s potential interest to the other directors.

Transactions Involving American CareSource Holdings

In December 2005, we effected a spin-off of American CareSource Holdings, Inc., our former subsidiary. Mr. Pappajohn and Dr. Schaffer are also directors of and holders of in excess of 5% of the outstanding voting stock of American CareSource Holdings. In January 2006, American CareSource Holdings issued a promissory note to us in the amount of approximately $300,000, which note was paid in full, including accrued interest, in February 2007.

As part of the spin-off, we retained approximately 167,000 shares of Common Stock of American Caresource Holdings that we held for investment.  In June 2008, we entered into a stock purchase agreement with a third party to sell these shares at a price of approximately $1.71 per share.  To date, we have sold approximately 166,000 of the shares for total gross proceeds of approximately $283,000.  The general partner of the third party purchaser is also an executive officer of certain companies owned by Mr. Pappajohn.  The sale of the shares of American Caresource Holdings was approved by the Board after disclosure of the relationship of the purchaser to Mr. Pappajohn.

Purchase Agreement

We currently estimate that completion of the Reverse/Forward Stock Split will require approximately $0.8 million to repurchase fractional shares and approximately $1.0 million in advisory, legal, financial, accounting, printing, insurance and other fees and costs. We intend to finance these cash requirements through the sale of up to $4.0 million of our Preferred Stock to the Investor Group pursuant to the terms of the Purchase Agreement.  As described elsewhere in this Information Statement, the Investor Group will purchase shares of Preferred Stock at $0.60 per share in the Financing, and each such share will be initially convertible into five shares of our Common Stock.

Under the terms of the Purchase Agreement, prior to the closing of the Financing, we will deliver to the Investor Group our good faith estimate of the cash necessary to repurchase all shares of Common Stock to be repurchased as part of the Reverse/Forward Stock Split as well as our costs related to the transaction.  The Investor Group has committed to fund all of such requirements, up to an aggregate of $4.0 million.  If our cash requirements for the Reverse/Forward Stock Split are less than $4.0 million, the Investor Group may purchase on a pro rata basis based on amounts committed under the Purchase Agreement additional shares of our Preferred Stock up to an aggregate investment of $4.0 million.  Of the amounts to be funded pursuant to the Purchase Agreement, the Psilos Funds have committed to purchase 63.75% of the total amount and the Essex Funds, Hickory, Mr. Pappajohn and Dr. Schaffer have committed to purchase 10.0%, 7.5%, 6.25% and 12.5%, respectively.

Stockholders Agreement

As a condition to the consummation of the Financing, each of the Filing Persons and each of our directors and executive officers is required to enter into the Stockholders Agreement.  See the information under the caption “General Information About the Reverse/Forward Stock Split—Financing of the Reverse/Forward Stock Split—Stockholders Agreement” in this Information Statement.

Interests of the Investor Group in the Reverse/Forward Stock Split and the Financing

As a result of the Reverse/Forward Stock Split and the Financing (assuming the sale of an aggregate of $4.0 million of our Preferred Stock), we estimate that the Investor Group will increase its aggregate beneficial ownership of our Common Stock from approximately 75% to 84%.  The number of shares of Common Stock and Preferred Stock held by the Investor Group immediately prior to the Reverse/Forward Stock Split will remain unchanged as a result of the Reverse/Forward Stock Split.  However, its aggregate percentage ownership of our Common Stock on an as-converted basis will increase due to the retirement of fractional shares purchased by us as part of the Reverse/Forward Stock Split, as well as its acquisition of additional shares of Preferred Stock in the Financing.  In addition, the Investor Group will have certain rights not shared by our other stockholders under the Stockholders Agreement, including the right to designate members of our Board, the right to receive periodic financial information about us and preemptive rights to acquire our equity securities that we may issue from time to time.  See the information under the caption “General Information About the Reverse/Forward Stock Split—Financing of the Reverse/Forward Stock Split—Stockholders Agreement.”

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Under Section 145 of the Delaware General Corporation Law, or the DGCL, we have broad powers to indemnify our directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act.

Our Certificate of Incorporation and Bylaws, each as amended, include provisions that (i) eliminate the personal liability of our directors for monetary damages resulting from breaches of their fiduciary duty to the fullest extent permitted under applicable law, (ii) require us to indemnify our directors and officers to the fullest extent permitted by the DGCL or other applicable law and (iii) provide us with the power, in our discretion, to indemnify our employees and other agents as set forth in the DGCL or other applicable law. Pursuant to Section 145 of the DGCL, a corporation generally has the power to indemnify its present and former directors, officers, employees and agents against expenses incurred by them in connection with any suit to which they are, or are threatened to be, made a party by reason of their serving in such positions so long as they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interest of the corporation and, with respect to any criminal action, they had no reasonable cause to believe their conduct was unlawful. We believe that these provisions of our Certificate of Incorporation and Bylaws, each as amended, are necessary to attract and retain qualified persons as directors and officers. These provisions do not eliminate the directors’ or officers’ duty of care, and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under the DGCL. In addition, each director will continue to be subject to liability pursuant to Section 174 of the DGCL, for breach of the director’s duty of loyalty to us, for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for acts or omissions that the director believes to be contrary to our best interest and the best interest of our stockholders, for any transaction from which the director derived an improper personal benefit, for acts or omissions involving a reckless disregard for the director’s duty to us or our stockholders when the director was aware or should have been aware of a risk of serious injury to us or our stockholders, for acts or omission that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to us or our stockholders, for improper transactions between the director and us and for improper loans to directors and officers. The provision also does not affect a director’s responsibilities under any other law, such as the federal securities law or state or federal environmental laws.

There is no pending litigation or proceeding involving a director, officer, employee or other agent of ours as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director, officer, employee or other agent.

FORWARD-LOOKING STATEMENTS

This Information Statement and other reports that we file with the Commission contain forward-looking statements about our business.  For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements.  Words such as “believes,” “contemplates,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “can,” “will,” “may” and similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Information Statement.  Neither we nor any other person assumes responsibility for the accuracy and completeness of these forward-looking statements.  Future events and actual results could differ materially from those described in, contemplated by or underlying the forward-looking statements.  Some of these risks and uncertainties include, but are not limited to:

•	the occurrence of any event, change or other circumstance that could give rise to the abandonment of the Reverse/Forward Stock Split;

•	the failure of the Reverse/Forward Stock Split to be consummated for any other reason, including, without limitation, failure to consummate the Financing;

•
the outcome of any legal proceedings that may be instituted against us and others relating to the Reverse/Forward Stock Split, the deregistration of our Common Stock, or the termination of the quotation of our Common Stock on the OTCBB;

•
the occurrence of any event, change or other circumstance that could prevent or delay us from deregistering our Common Stock, including, without limitation, any failure of the Reverse/Forward Stock Split to result in the reduction of the number of our stockholders of record to below 300;

•	the effect of the Reverse/Forward Stock Split and deregistration of our Common Stock on our customer relationships, operating results and business generally;

•	the amount of the costs, fees, expenses and charges related to the Reverse/Forward Stock Split and the other transactions described herein;

•	the amount of cost savings that we expect to achieve as a result of deregistering our Common Stock; and

•
the risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, which you are urged to read in their entirety in connection with any decision to buy or sell or engage in any other kind of transaction involving our Common Stock in advance of the consummation of the Reverse/Forward Stock Split.

For these reasons, you should not place undue reliance on any forward-looking statements included in this Information Statement.  Except as specified in Commission regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this Information Statement.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Exchange Act and in accordance with the Exchange Act file reports, proxy statements and other information with the Commission.  These reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at Room 1580, 100 F Street, NE, Washington, D.C. 20549.  Copies of this material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at Room 1580, 100 F Street, NE, Washington, D.C. 20549.  In addition, these reports, proxy statements and other information are available from the EDGAR filings obtained through the Commission’s website (http://www.sec.gov).

NOTICE TO STOCKHOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of the stockholders.  We will promptly deliver upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

CareGuide, Inc.
Attn: Finance Department
 4401 N.W. 124th Avenue
Coral Springs, Florida 33065

Stockholders may also address future requests for separate delivery of Information Statements, or request delivery of a single copy of Information Statements if they are receiving multiple copies, to us at the address listed above or by contacting us by telephone at (954) 796-3714.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Company has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board,
/s/ Chris E. Paterson
Chris E. Paterson Chief Executive Officer

Coral Springs, Florida

December 24, 2008

Annex A-1

CERTIFICATE OF AMENDMENT
OF THE CERTIFICATE OF INCORPORATION OF
CAREGUIDE, INC.

CareGuide, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:    The original name of this company is DSMI Corp. and the date of filing the original Certificate of Incorporation of this company with the Secretary of State of the State of Delaware was February 22, 1995.

SECOND:    The Board of Directors of the Company, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Certificate of Incorporation as follows:

Article 4(a) is hereby amended and restated in its entirety to read as follows:

“The total number of shares which the Corporation shall have authority to issue is 220,000,000 shares of capital stock, divided into 200,000,000 shares of Common Stock, par value $0.01 per share, and 20,000,000 shares of Preferred Stock, par value $0.01 per share.  Without regard to any other provision in this Certificate of Incorporation, each 50,000 shares of issued and outstanding Common Stock immediately prior to the time this amendment becomes effective shall be and is automatically reclassified and changed (without any further act) into one (1) fully paid and nonassessable share of Common Stock of the Corporation without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued to any holder of fewer than 50,000 shares of Common Stock of the Corporation immediately prior to the time this amendment becomes effective, and that instead of issuing such fractional shares, the Corporation shall pay an amount in cash equivalent to $0.14 per share of Common Stock of the Corporation held by such holder immediately prior to the time this amendment becomes effective.”

THIRD:    Pursuant to a resolution of the Board of Directors, an action by written consent of the stockholders of the Company, in lieu of a special meeting, was duly executed in accordance with Section 228 of the General Corporation Law of the State of Delaware, by the holders of outstanding stock of the Company having not less than the minimum number of votes that would be necessary to approve this Certificate of Amendment at a meeting at which all shares entitled to vote thereon were present and voting.

FOURTH:    This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FIFTH:    All other provisions of the Certificate of Incorporation, as currently on file with the Secretary of State of the State of Delaware, shall remain in full force and effect.

*           *           *           *           *

In Witness Whereof, CareGuide, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer this _______ day of January, 2009.

CareGuide, Inc.

/s/ Chris E. Paterson
Chris E. Paterson
Chief Executive Officer

Annex A-2

CERTIFICATE OF AMENDMENT
OF THE CERTIFICATE OF INCORPORATION OF
CAREGUIDE, INC.

CareGuide, Inc. (the “Company”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

FIRST:    The original name of this company is DSMI Corp. and the date of filing the original Certificate of Incorporation of this company with the Secretary of State of the State of Delaware was February 22, 1995.

SECOND:    The Board of Directors of the Company, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending its Certificate of Incorporation as follows:

Article 4(a) is hereby amended and restated in its entirety to read as follows:

“The total number of shares which the Corporation shall have authority to issue is 220,000,000 shares of capital stock, divided into 200,000,000 shares of Common Stock, par value $0.01 per share, and 20,000,000 shares of Preferred Stock, par value $0.01 per share.  Without regard to any other provision of this Certificate of Incorporation, each one (1) share of Common Stock of the Corporation issued and outstanding (including each fractional share in excess of one (1) share held by any stockholder) immediately prior to the time this amendment becomes effective shall be and is automatically reclassified and changed (without any further act) into 50,000 fully paid and nonassessable shares of Common Stock of the Corporation (or, with respect to any fractional shares, such lesser number of shares as may be applicable based upon such 50,000-for-1 ratio) without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation, provided that no fractional shares shall be issued.”

THIRD:    Pursuant to a resolution of the Board of Directors, an action by written consent of the stockholders of the Company, in lieu of a special meeting, was duly executed in accordance with Section 228 of the General Corporation Law of the State of Delaware, by the holders of outstanding stock of the Company having not less than the minimum number of votes that would be necessary to approve this Certificate of Amendment at a meeting at which all shares entitled to vote thereon were present and voting.

FOURTH:    This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FIFTH:    All other provisions of the Certificate of Incorporation, as currently on file with the Secretary of State of the State of Delaware, shall remain in full force and effect.

*           *           *           *           *

In Witness Whereof, CareGuide, Inc. has caused this Certificate of Amendment to be signed by its Chief Executive Officer this _______ day of January, 2009.

CareGuide, Inc.

/s/ Chris E. Paterson
Chris E. Paterson
Chief Executive Officer

Annex B	Navigant Consulting, Inc. 30 South Wacker Drive, Suite 3100 Chicago, IL 60606 Telephone 312.583.5700

June 18, 2008

Board of Directors
CareGuide, Inc.
4401 NW 124th Avenue
Coral Springs, FL 33065

Gentlemen:

We understand that CareGuide, Inc. (“CareGuide” or the “Company”)  is proposing to implement a transaction in which it will undertake a 1-for-100,000 reverse stock split of the Company’s common stock, par value $0.01 per share (the “Common Stock”) for all shareholders with less than 100,000 shares, and make a cash payment to public shareholders who, on completion of the reverse stock split, will hold fractional shares of the Common Stock (the “Fractional Shareholders”).  It is our understanding that fractional shares held by the Fractional Shareholders following the reverse stock split will be cashed-out at a price of $14,000 per share on a post-reverse split basis, or 14 cents per share on a pre-split basis (the “Transaction”).  On completion of the Transaction (as defined below), the Fractional Shareholders will no longer have an interest in CareGuide and the Company will cease to be a reporting company.  A group of investors (the “Purchasing Group”) primarily comprised of entities affiliated with members of the Company’s Board of Directors will finance the Transaction by investing in the Company and will own the Company following completion of the Transaction.

You have requested our opinion (the “Opinion”) as to the fairness, from a financial point of view, of the consideration to be paid to the Fractional Shareholders in the Transaction.

As part of our analysis for this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances.  We also took into account our experience in connection with similar transactions.  Among other things, we have:

1.
Reviewed the letter agreement (including the attached term sheet) dated April 16, 2008 by the members of the Purchasing Group and addressed to the Company related to the Transaction (the “April 2008 Letter Agreement”) as well as a June 3, 2008 letter from Dr. Michael Barber, a member of the Special Committee of the Board of Directors (the “Barber Letter”), outlining the going private transaction proposal;

2.
Reviewed the Company’s  financial statements, in the form provided to Navigant by CareGuide management, for the fiscal years ended December 31, 2006 and December 31, 2007, and for the three-month periods ended March 31, 2007 and March 31, 2008;

3.
Reviewed the Company’s publicly available SEC filings, including its annual reports for the periods ended December 31, 2006 and 2007, which include audited financial statements for the fiscal years 2006 and 2007 as well as quarterly financial reports for fiscal 2006 and 2007;

Board of Directors
CareGuide, Inc.

4.	Reviewed minutes of the Company’s board of directors for the previous two years;

5.
Reviewed a marketing presentation dated April 2008 prepared by Company management highlighting the Company’s business, ownership, leadership, repositioning strategy, industry trends, competitors, product/service offerings, key customers, and financial information;

6.	Visited the Company’s headquarters in Coral Springs, Florida;

7.
Met with certain members of the Company’s senior and operating management to discuss the Company’s operations, repositioning strategy, key customers, historical/prospective financial results, future prospects (including risk factors), net operating loss (“NOL”) carryforwards, potential merger/acquisition candidates, and the rationale for the Transaction;

8.
Reviewed publicly available financial data, stock market performance data, and market multiples of companies in the healthcare services, managed health, and healthcare technology sectors for comparative purposes;

9.	Reviewed recent, arms-length transactions involving similar companies;

10.	Reviewed the stock price history and reported events of the Company; and

11.	Conducted such other studies, analyses and inquiries as we deemed appropriate.

In rendering our Opinion, we have assumed the accuracy and completeness of all of the information that has been supplied to us with respect to CareGuide, its business and its industry.  With respect to the financial forecast information furnished to or discussed with us by CareGuide, we have assumed that such information has been reasonably prepared and that it reflects the best currently available estimates and judgment of CareGuide’s management as to the expected future financial performance of CareGuide.  For purposes of this Opinion, it has been represented to us that CareGuide has not consummated and does not contemplate any material transaction other than the Transaction and those activities undertaken in the ordinary course of business.  We do not assume any responsibility for any independent verification of any information provided to us, and have further relied upon the assurance of management of CareGuide that it is not aware of any facts or circumstances that would make such information inaccurate or misleading in any respect material to our analysis.

We have not made any physical inspection of any of the properties or assets of CareGuide, nor have we performed or obtained any independent appraisal of the properties or assets.  Further, we have not evaluated the solvency or fair value of CareGuide under any domestic or international laws relating to bankruptcy, insolvency, or similar matters.  In rendering our Opinion, we have assumed the following:  (i) that the Transaction will occur consistent with the Barber Letter at a price of $14,000 per post-split share or 14 cents per pre-split share for all shareholders that hold less than 100,000 shares of common stock; (ii) that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and all other applicable foreign, federal and state securities rules and regulations; (iii) that all requirements for the reverse stock split and payments to the Fractional Shareholders have been met; and, (iv) that in all material respects the Transaction has been structured subject to (i) through (iii) above.

Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.  Accordingly, although subsequent developments may affect the conclusions expressed in this Opinion, we do not assume any obligation to update, review or reaffirm our opinion.

Board of Directors
CareGuide, Inc.

This Opinion only addresses the matters specifically addressed hereby.  Without limiting the foregoing, this Opinion does not address: (i) matters that require legal, regulatory, accounting, insurance, tax or other professional advice; (ii) the underlying business decision of CareGuide or any other party to proceed with or effect the Transaction; (iii) the fairness of any portion or aspect of the Transaction not expressly addressed in this Opinion including, without limitation, the fairness of any compensation to any of the Company’s officers, directors or employees, or any group of such persons, relative to the consideration to be received by the shareholders of the Company; (iv) the relative merits of the Transaction as compared to any alternative business strategies that might exist for CareGuide or the effect of any other transaction in which CareGuide might engage; (v) any matters related to the risks associated with being involved in the health care business, including but not limited to changes in federal, state or local law, ordinance or regulation, changes in technology or competitive climate; or, (vi) the tax or legal consequences of the Transaction to either CareGuide, its shareholders or any other party or (vii) the actual value which may be received in connection with the Transaction.

It is understood that this Opinion is intended for the benefit and use of the Board of Directors of the Company in connection with its consideration of the Transaction.  This letter is not to be used for any other purpose, or be reproduced, disseminated, quoted from or referred to at any time, in whole or in part, without our prior written consent; provided, however, that this letter may be used by the Company in conjunction with any proxy mailing to shareholders of the Company and related registration statement filing in connection with the Transaction, provided that Navigant Consulting has the right to review and approve the framework in which this document is used or referenced.

We have acted as a financial advisor to the Board of Directors of CareGuide and will receive a fee from CareGuide for this Opinion, no portion of which is contingent upon the consummation of the Transaction or the conclusions reached in this Opinion.  In addition, CareGuide has agreed to indemnify us for certain liabilities that may arise out of the rendering of this opinion.

Navigant Consulting and its affiliates have not previously been engaged by CareGuide or any other party to the Transaction.  Navigant and its affiliates may seek to provide CareGuide and its respective affiliates with certain investment banking, consulting or other services unrelated to the Transaction in the future.

This Opinion has been approved by the Fairness Opinion Committee of Navigant Consulting.  The Opinion does not constitute a recommendation to the Board or any shareholders of CareGuide regarding the proposed Transaction.  Furthermore, this Opinion should not be construed as creating any fiduciary duty on the part of Navigant Consulting to any such party.  Our Opinion is delivered to the recipient subject to the conditions, scope of engagement, limitations and understandings set forth in this Opinion and our retainer agreement, and subject to the understanding that the obligations of Navigant Consulting in connection with this Opinion are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of Navigant Consulting shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates.

Board of Directors
CareGuide, Inc.

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that the consideration to be paid by CareGuide to the Fractional Shareholders in connection with the Transaction is fair from a financial point of view to the Fractional Shareholders.

NAVIGANT CONSULTING, INC.

Annex C

CAREGUIDE, INC.

STOCKHOLDERS AGREEMENT

[____________], 2008

i.

STOCKHOLDERS AGREEMENT

THIS STOCKHOLDERS AGREEMENT (this “Agreement”) is made as of  [________ ___], 2008, by and among (i) CAREGUIDE, INC., a Delaware corporation (the “Company”), (ii) PSILOS GROUP PARTNERS, L.P. (“Psilos I”), and PSILOS GROUP PARTNERS II, L.P. (“Psilos II” and, together with Psilos I, “Psilos”), (iii) ESSEX WOODLANDS HEALTH VENTURES FUND IV, L.P. and ESSEX WOODLANDS HEALTH VENTURES FUND V, L.P. (collectively, “Essex”), HICKORY VENTURE CAPITAL CORPORATION (“Hickory”), DERACE L. SCHAFFER, M.D. (“Schaffer”) and JOHN PAPPAJOHN (“Pappajohn” and, together with Psilos, Essex, Hickory, Schaffer and any additional purchaser deemed an Investor pursuant to Section 16, the “Investors”), (iv) CHRIS E. PATERSON, M.D., MICHAEL J. CONDRON, WILLIAM C. STAPLETON, and MICHAEL J. BARBER, M.D. (each, individually, an “Executive” and, collectively with any additional purchaser deemed an Executive pursuant to Section 16, the “Executives”) and (v) the other Stockholders (as defined herein) party hereto.  The Investors and the Executives are collectively referred to herein, along with the other stockholders who are parties to this Agreement or who become parties to this Agreement pursuant to the provisions of Section 16, as the “Stockholders” and each, individually, as a “Stockholder.”  A schedule of Stockholders (the “Schedule of Stockholders”) is attached hereto.  Capitalized terms used but not otherwise defined herein are defined in Section 14.

The Company and each of the Investors are parties to that certain Series A Preferred Stock Purchase Agreement dated as of [   ], 2008 (the “Purchase Agreement”), whereby on the date hereof such Investors will purchase shares of Series A Preferred Stock of the Company (the “Series A Preferred Stock”), a portion of the proceeds of which will be used by the Company to repurchase fractional shares of Common Stock following a reverse stock split (the “Reverse Stock Split”).

The execution and delivery of this Agreement is a condition to the consummation of the transactions contemplated by the Purchase Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties to this Agreement hereby agree as follows:

1.           Board of Directors.

(a)           Voting Agreement.  Each Stockholder agrees that until the termination of this Agreement in accordance with its terms, such Stockholder shall vote all of such Stockholder’s shares of Common Stock and any other voting Securities of the Company over which such Stockholder has voting control and shall take all other actions reasonably necessary or desirable within such Stockholder’s control (whether in such Stockholder’s capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

(i)           the authorized number of members on the board of directors of the Company (the “Board of Directors”) shall comprise seven (7) members;

(ii)           the following Persons shall be elected to the Board of Directors:

(A)           two (2) representatives designated by Psilos (the “Psilos Directors”), who shall initially be [__________] and [__________], and after the date of this Agreement, such other Persons who are designated by Psilos as replacements from time to time pursuant to this clause (A), for so long as Psilos holds not less than 20% of the Outstanding Common Stock that it holds on the date hereof;

(B)           one (1) representative designated by Schaffer, who shall initially be [__________], and after the date of this Agreement, such other Persons who are designated by Schaffer from time to time as replacements pursuant to this clause (B), for so long as Schaffer holds not less than 20% of the Outstanding Common Stock that it holds on the date hereof;

(C)           one (1) representative designated by Essex, who shall initially be [__________], and after the date of this Agreement, such other Persons who are designated by Essex from time to time as replacements pursuant to this clause (C), for so long as Essex holds not less than 20% of the Outstanding Common Stock that it holds on the date hereof;

(D)           one (1) representative designated by Pappajohn, who shall initially be [__________], and after the date of this Agreement, such other Persons who are designated by Pappajohn from time to time as replacements pursuant to this clause (D), for so long as Pappajohn holds not less than 20% of the Outstanding Common Stock that it holds on the date hereof;

(E)           the Company’s Chief Executive Officer, who initially shall be [__________]; and

(F)           one (1) representative designated unanimously by the Persons described in clauses (A) through (E), who shall initially be [   ], and after the date of this Agreement, such other Persons who are designated unanimously by the Persons described in clauses (A) through (E) as replacements from time to time pursuant to this clause (F).

(iii)           the removal (with or without cause) from the Board of Directors of any member thereof shall be only upon the written request to the Board of Directors by the Person or Persons entitled to designate such director pursuant to Section 1(a)(ii) above;

(iv)           in the event that any representative designated hereunder for any reason ceases to serve as a member of the Board of Directors during his or her term of office, the resulting vacancy on the Board of Directors shall be filled by a representative designated by the Person or Persons entitled to designate such director pursuant to Section 1(a)(ii) above; and

2.

(v)           if any party fails (but is otherwise entitled) to designate a representative to the Board of Directors pursuant to the terms of this Section 1, the election of a Person to the Board of Directors shall be accomplished in accordance with the Organizational Documents and applicable law; provided that the parties shall take all necessary actions to remove such individual if the party or parties which failed (and are otherwise entitled) to designate such a representative so directs.

(b)           Other Subsidiaries.  The governing body of any Subsidiary shall be comprised as determined by the Board of Directors.

(c)           Required Meetings; Expenses; Insurance.  There shall be at least one (1) meeting of the Board of Directors during every fiscal year.  The Company shall pay all reasonable out-of-pocket expenses incurred by each member of the Board of Directors (or any governing body of any Subsidiary) in connection with attending regular and special meetings of the Board or such other governing body, as applicable.  The Company shall maintain customary directors and officers’ insurance covering members of the Board of Directors (and members of the governing body of any Subsidiary) in amounts commensurate with similarly-situated companies.

2.           Irrevocable Proxy; Conflicting Agreements.

(a)           Grant of Proxy.  In order to secure each Stockholder’s obligation to vote his, her or its Common Stock and other voting securities of the Company in accordance with the provisions of Section 1 and Section 7 hereof, and for other good and valuable consideration, each Stockholder hereby appoints Psilos II as his, her or its true and lawful proxy and attorney-in-fact, with full power of substitution, to vote all of his, her or its Common Stock and other voting securities of the Company on all matters that may be submitted to a vote of the holders of Common Stock in furtherance of the provisions of Section 1 and Section 7 hereof.  Psilos II may exercise the irrevocable proxies granted to it hereunder at any time any Stockholder fails to comply with the provisions of this Agreement.  The proxies and powers granted by each Stockholder pursuant to this Section 2 are coupled with an interest and are given to secure the performance of each Stockholder’s obligations under this Agreement.  Such proxies and powers will be irrevocable for the term of this Agreement and will survive the death, incompetency and disability of each Stockholder and the respective holders of their Securities.

(b)           No Conflict.  Each Stockholder represents that he, she or it has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no Holder of Securities shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.

3.           Legend.  Each certificate evidencing Securities and each certificate issued in exchange for or upon the Transfer (as defined below) of any Securities (if such shares remain Securities as defined herein after such Transfer) shall (in addition to any other legends required by the terms of such Securities or the agreements under which such Securities were issued) be stamped or otherwise imprinted with a legend in substantially the following form:

3.

“THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE STOCKHOLDERS AGREEMENT DATED AS OF [__________ ___], 2008, AMONG THE ISSUER (THE “COMPANY”) AND CERTAIN STOCKHOLDERS, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER.  A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

The Company shall imprint such legend on certificates evidencing Securities outstanding prior to the date hereof.  The legend set forth above shall be removed from the certificates evidencing any securities that cease to be Securities.

4.           Disposition of Securities; No Circumvention.  No Stockholder (other than an Executive, whose restrictions are described in the following sentence) may transfer, sell, convey, exchange, pledge, hypothecate, encumber or otherwise dispose of (collectively, “Transfer”) any Securities, except in compliance with Sections 5, 6, 7, 8 and 15 hereof.  No Executive may Transfer any Securities, except in compliance with Sections 6, 7, 8 and 15 hereof.  Any attempted Transfer other than in accordance with this Agreement shall be null and void.  No Stockholder or any of its Permitted Transferees may do indirectly, through the sale of capital stock of its or their Subsidiaries or otherwise, that which is not permitted by this Agreement (including, without limitation, the provisions of Sections 5, 6 and 8).

5.           Right of First Refusal.  Any Stockholder (other than an Executive, who may only Transfer Securities as permitted by the second sentence of Section 4) proposing to make any Transfer of Securities (a “Disposing Stockholder”), other than a Transfer permitted pursuant to Sections 5(e), 6, 7 or 8 hereof, agrees not to consummate such Transfer until the parties to such Transfer have been finally determined pursuant to and in compliance with this Section 5.

(a)           Sale Notice by Disposing Stockholder.  The Disposing Stockholder will deliver a written notice (the “Sale Notice”) to the Company, and each of the other Holders who are not the Disposing Stockholder (collectively, the “Other Stockholders”) disclosing in reasonable detail the identity of the prospective transferees, the Securities proposed to be Transferred (the “Offered Securities”) and the terms and conditions of the proposed Transfer.

(b)           Company Election.  The Company may elect to purchase all or a portion of the Offered Securities upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to the Disposing Stockholder and the Other Stockholders within fifteen (15) days after the receipt of the Sale Notice by the Company.  If the Company elects to purchase less than all of the Offered Securities, it will so notify the Other Stockholders (the “Availability Notice”) specifying the quantity of Offered Securities that the Company did not subscribe for (the “Available Securities”).

4.

(c)           Purchase by Other Stockholders.  Each Other Stockholder may elect to purchase all or a portion of such Other Stockholder’s Pro Rata Portion of the Available Securities upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to the Disposing Stockholder and the Company within fifteen (15) days after the receipt of the Availability Notice from the Company.  If an Other Stockholder elects to purchase such Other Stockholder’s full Pro Rata Portion (a “Subscribing Stockholder”), such Subscribing Stockholder may also specify in its election notice the maximum number of additional Available Securities the Subscribing Stockholder is committed to purchase in the event that any Other Stockholder elects to purchase less than its entire Pro Rata Portion of the Available Securities.  In the event of oversubscription by the Subscribing Stockholders, the Company will allocate the remaining Available Securities among the Subscribing Stockholders according to their respective Pro Rata Portions.

(d)           Time for Completion.  If the Other Stockholders and/or the Company have not elected to purchase all of the Offered Securities within forty-five (45) days after the delivery of the Sale Notice, or have so elected to purchase the Offered Securities but have not consummated the purchase of the Offered Securities within sixty (60) days after the delivery of the Sale Notice (“Sales Notice Expiration”), the Disposing Stockholder may Transfer the Offered Securities not purchased by the Other Stockholders and/or the Company within thirty (30) days of the Sales Notice Expiration at a price and on terms no more favorable to the transferees thereof than those specified in the Sale Notice; provided, however, that no transferee shall be a Competitor of the Company.  Any Securities not Transferred within such thirty (30) day period will again be subject to the provisions of this Section 5 upon subsequent Transfer.

(e)           Exception for Certain Transfers.  Notwithstanding the foregoing provisions of this Section 5, provided that the transferees agree to be bound by the provisions of this Agreement to the same extent as their transferors, the provisions of this Section 5 shall not apply to Transfers of Securities to Permitted Transferrees.

6.           Tag-Along.

(a)           Notice of Sale.  In the event the Company and the Other Stockholders fail to exercise their respective rights to purchase all of the Offered Securities or Available Securities pursuant to Section 5, following the exercise or expiration of the rights of purchase set forth in Section 5, and subject to Section 6(d), if at any time or from time to time prior to an Initial Public Offering a Stockholder other than an Executive (a “Disposing Tag-Along Stockholder”) shall wish to Transfer any of the Securities owned by such Disposing Tag-Along Stockholder pursuant to a bona fide offer to or from a third party (the “Buyer”), then such Disposing Tag-Along Stockholder shall notify each of the non-disposing Stockholders (the “Non-Disposing Stockholder”) in writing of such offer and its terms and conditions (a “Tag-Along Sale Notice”).

5.

(b)           Right to Participate in Sale.  Upon receipt of a Tag-Along Sale Notice, each Non-Disposing Stockholder shall have the right to sell to the Buyer (the “Tag-Along Sale”), on the same terms and conditions applicable to the Disposing Tag-Along Stockholder, in lieu of the sale to the Buyer by the Disposing Tag-Along Stockholder, that number of shares of the Securities proposed to be sold equal to the product obtained by multiplying (a) the number of shares of such Securities to be sold to the Buyer and (b) the quotient derived by dividing (i) the number of shares of Common Stock held (or deemed to be held) on an as-converted basis by such Non-Disposing Stockholder by (ii) the total number of shares of Common Stock held (or deemed to be held) on an as-converted basis by each such Non-Disposing Stockholder and the Disposing Tag-Along Stockholder. The Non-Disposing Stockholders’ rights to sell pursuant to this Section 6 can be exercised by delivery of a written notice to the Disposing Tag-Along Stockholder within thirty (30) days following the delivery of the Tag-Along Sale Notice to the Non-Disposing Stockholders of the proposed sale to the Buyer by the Disposing Tag-Along Stockholder.

(c)           Failure to Provide Notice of Participation.  In the event that any of the Non-Disposing Stockholders do not deliver to the Disposing Tag-Along Stockholder a notice within such thirty (30) day period, the Disposing Tag-Along Stockholder may proceed with such sale to such Buyer at the same price and on substantially the same terms and conditions set forth in such Tag-Along Sale Notice.

(d)           Exception.  Notwithstanding the foregoing or anything herein to the contrary, the provisions of this Section 6 shall not apply to (A) any repurchase of any outstanding Securities by the Company that is (i) approved by the Board of Directors and 66⅔% in Interest (as such term is defined in the Certificate of Designations), or (ii) by the Company pursuant to agreements which permit the Company to repurchase such shares at cost (or the lesser of cost or fair market value) upon termination of services to the Company or (B) any purchase of outstanding Securities by the Company or an Other Stockholder in exercise of the right of first refusal pursuant to Section 5 hereof or by the Company pursuant to any right of first refusal contained in an agreement approved by the Board of Directors and 66⅔% in Interest.

7.           Sale of the Company.

(a)           Approval of Sale.  Subject to the other applicable terms of this Agreement, including, without limitation, Section 7(b) hereof, if (x) the Board of Directors and (y) Holders of an aggregate of two-thirds of the outstanding Series A Preferred Stock, approve a Liquidation Event (as defined in the Certificate of Designations) or a Sale of the Company to an Independent Third Party (collectively, an “Approved Sale”), each Holder shall vote for, consent to and raise no objections against such Approved Sale.  If the Approved Sale is structured as a (i) merger or consolidation, each Holder shall waive any dissenters’ rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each Holder shall agree to sell all of its, his or her Securities and rights to acquire Securities on the terms and conditions approved by the Board of Directors.  Each Holder shall take all necessary actions in connection with the consummation of the Approved Sale as requested by the Company, including the execution of such agreements and such instruments and other actions reasonably necessary to execute the transfer documents negotiated by the Company or Psilos, as the case may be; provided that the terms of such transfer documents are applied equally to similarly situated Holders.  The Holders acknowledge and agree that such transfer documents are expected to provide customary representations, warranties, indemnities, and escrow arrangements relating to such Approved Sale and further may provide for the appointment of a “stockholder’s representative” selected by Psilos for purposes of  purchase price adjustments and proper allocation and distribution of the final aggregate consideration upon the Approved Sale, among other things.   Such stockholders representative shall be entitled to reasonable reimbursement of expenses out of the proceeds of the Approved Sale, and the Company shall set aside funds for such purpose.  The Holders shall be permitted to sell their Securities in an Approved Sale pursuant to this Section 7 without complying with the provisions of Sections 5 or 6 of this Agreement.

6.

(b)           Conditions to Approval.  The obligations of the Holders to participate in the Approved Sale of the Company are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each Holder shall receive the same form and amount of consideration (in proportion to the respective amounts of each class of Security that such Holder owns or has the right to acquire, but with identical rights and preferences, without giving effect to any minority or majority ownership interests or voting interests) as each other Holder of such class of Security, and (ii) if any Holders are given an option as to the form and amount of consideration to be received, each such Holder shall be given the same option (in proportion to the respective amount of each class of Security that such Holder owns or has the right to acquire, but with identical rights and preferences, without giving effect to any minority or majority ownership interests or voting interests); provided, however, that the fact that, in connection with an Approved Sale, certain Holders may receive either (x) reasonable additional consideration commensurate with the burdens imposed by entering into restrictive covenants in favor of a purchaser or one of its affiliates, (y) the right to make a debt or equity investment in a purchaser or one of its affiliates (whether directly or through contribution of a Security) or (z) an employment or consulting agreement with purchaser or one of its affiliates, shall not constitute a failure to satisfy any of the conditions set forth in this Section 7(b).

(c)           Purchaser Representative.  If the Company or the Holders enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), then those Holders that do not qualify at the time as Accredited Investors shall, at the request of the Company, appoint a “purchaser representative” (as such term is defined in Rule 501) reasonably acceptable to the Company. If any Holder appoints a purchaser representative designated by the Company, the Company shall pay the fees of such purchaser representative.  However, if any Holder declines to appoint the purchaser representative designated by the Company, such Holder shall appoint another purchaser representative (reasonably acceptable to the Company), and such Holder shall be responsible for the fees of the purchaser representative so appointed.

(d)           Costs.  All Holders will bear their respective pro rata share (based upon their pro rata share of the Aggregate Net Proceeds of the sale of all such Securities) of any reasonable costs related to the sale of Securities pursuant to an Approved Sale to the extent such costs are not otherwise paid by the Company or the acquiring party and to the extent such costs are incurred on behalf of all Holders.  Costs incurred by the Holders on their own behalf shall not be considered costs of the Approved Sale.

(e)           Retained Proceeds.  Any proceeds from an Approved Sale due or owing to the Company which are subject to claims or potential claims for indemnification or purchase price adjustment from the Company shall, unless the Company elects otherwise, be held in escrow or reserve accounts pending expiration of all such claims or potential claims.

7.

(f)           Actions by Holder.  Each Holder will take all necessary or desirable actions in connection with the consummation of any Approved Sale.

(g)           Termination of Provisions.  The provisions of this Section 7 shall cease to apply following completion of an Initial Public Offering.

8.           Permitted Transfers.  Any Stockholder may Transfer Securities (other than Securities held by an Executive that have not vested in accordance with the grant terms) without complying with Sections 4, 5 and 6 hereof to Permitted Transferees (as defined below) who consent in a writing delivered to the Company to be bound by the terms of this Agreement.  With respect to any Holder who is a natural person, a “Permitted Transferee” means the spouse or lineal descendants of such Holder, any trust for the benefit of such Holder, or the benefit of the spouse or lineal descendants of such Holder, any corporation, partnership or limited liability company in which such Holder, the spouse and the lineal descendants of such Holder are the direct and beneficial owners of all of the equity interests (provided such Holder, spouse and lineal descendants agree in writing to remain the direct and beneficial owners of all such equity interests), and the personal representative of such Holder’s estate or upon such Holder’s incompetency for purposes of the protection and management of the assets of such Holder.  With respect to a Holder who is not a natural person, a “Permitted Transferee” means any Affiliate of such Holder.

9.           Preemptive Rights.  Subject to Section 9(d) and the limitations set forth in Section 9(c) below, each time the Company proposes to issue any equity securities, or other securities of any kind that are or may become convertible into any equity securities (collectively, “New Issue Securities”) to any Person, the Company shall first offer the New Issue Securities to the Investors in accordance with the following provisions:

(a)           The Company shall give to each Investor hereunder who is at the time an Accredited Investor a notice stating:  (i) the Company’s intention to issue the New Issue Securities; (ii) the number and description of such shares or the amount of the New Issue Securities to be issued; (iii) the purchase price (calculated as of the proposed issuance date) and the other terms upon which the Company is offering the New Issue Securities; and (iv) the names of the Persons to whom the Company seeks to issue such New Issue Securities (the “Preemptive Notice”).

(b)           Transmittal of the Preemptive Notice to the Investors by the Company shall give each Investor the right to purchase from the Company his, her or its Pro Rata Portion, or any lesser number specified by the Investor, of the New Issue Securities for the price and upon the terms set forth in the Preemptive Notice.  For a period of twenty (20) days after the submission of the Preemptive Notice to the Investors, each Investor shall have the option, exercisable by written notice to the Company, to accept the Company’s offer as to all or any part of such Investor’s Pro Rata Portion or any lesser number of the New Issue Securities.  If two (2) or more types of New Issue Securities are to be issued or New Issue Securities are to be issued together with other types of securities, including, without limitation, debt securities, in a single transaction or related transactions, the rights to purchase New Issue Securities granted to the Investors under this Section 9 must be exercised to purchase all types of New Issue Securities and such other securities in the same proportion as such New Issue Securities and other securities are to be issued by the Company.  If the Investors (as a group) agree to purchase less than the total number of New Issue Securities proposed to be issued and sold, the Company shall have one hundred twenty (120) days thereafter to sell any or all of the remaining New Issue Securities (i.e., those not to be sold to any Investor) to the Person or Persons set forth in the Preemptive Notice, upon terms and conditions no less favorable to the Company, and no more favorable to such Person or Persons, than those set forth in the Preemptive Notice.  In the event the Company has not sold such New Issue Securities within said one hundred twenty (120) day period, the Company will not thereafter issue or sell any New Issue Securities without first offering such New Issue Securities to the Investors in the manner provided above.

8.

(c)           The preemptive rights contained in this Section 9 shall not apply to:

(i)           The issuance and sale by the Company, from time to time pursuant to plans, programs or agreements approved by the Board of Directors, of shares of Common Stock or options, rights, or warrants to acquire shares of Common Stock, or of securities convertible or exchangeable for shares of Common Stock (A) to employees, officers, or members of or consultants or advisors to the Board of Directors as compensation for their services to the Company or any of its Subsidiaries or (B) in connection with a Company Acquisition or other strategic transaction involving the Company and other entities, including, without limitation, joint ventures, manufacturing, marketing or distribution arrangements or technology transfer or development arrangements;

(ii)           The issuance of Securities in a Public Offering;

(iii)           The issuance of Securities to credit financing sources in connection with any equipment loan or leasing arrangement, real property leasing arrangement, or debt financing of the Company or its Subsidiaries;

(iv)           The issuance of securities by any Subsidiary of the Company to the Company;

(v)           The issuance of Securities upon the exercise or exchange of other Securities which were issued in compliance with this Section 9(c) or Securities which were issued in an issuance which is exempt from this Section 9(c);

(vi)           The issuance of Securities in connection with any stock split, stock dividend, reverse split, consolidation, recapitalization of the Company or any other form of strategic transaction; and

(vii)           The issuance of Securities pursuant to any rights or agreements, options, warrants or convertible securities outstanding as of the date of this Agreement.

9.

(d)           Notwithstanding anything to the contrary contained in this Section 9, the Company may, in order to expedite the issuance of New Issue Securities hereunder, issue all or a portion of the New Issue Securities to one or more Persons (each, an “Initial Subscribing Stockholder”) without complying with the provisions of this Section 9; provided that, prior to such issuance, either (i) each Initial Subscribing Stockholder agrees to offer to sell to each Investor who is an Accredited Investor and who is not an Initial Subscribing Stockholder (each, an “Other Accredited Stockholder”) his, her or its respective Pro Rata Portion of such New Issue Securities on the same terms and conditions as issued to the Initial Subscribing Stockholders and in a manner which provides such Other Accredited Stockholder with rights substantially similar to the rights outlined in Sections 9(a) and 9(b) or (ii) the Company shall offer to sell an additional amount of New Issue Securities to each Investor (other that Initial Subscribing Stockholders) only in an amount and manner which provides such Investor with rights substantially similar to the rights outlined in Sections 9(a) and 9(b).  The Initial Subscribing Stockholders or the Company, as applicable, shall offer to sell such New Issue Securities to each Other Accredited Stockholder or Investor (other that Initial Subscribing Stockholders), respectively and as applicable, within ninety (90) days after the closing of the purchase of the New Issue Securities by the Initial Subscribing Stockholders.

10.           Financial Statements and Other Information.

(a)           The Company shall deliver the following information to each Stockholder with a continuing right to designate a member of the Board of Directors pursuant to Section 1 hereof (and if such Stockholder is also a lender to the Company, such information will be provided to such Stockholder to the extent not also received by such Stockholder in its capacity as a lender):

(i)           as soon as available but in any event within thirty (30) days after the end of each monthly accounting period in each fiscal year, unaudited consolidated and consolidating statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and unaudited consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such monthly period, setting forth in each case comparisons to the corresponding period in the preceding fiscal year, and all such items shall be prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied, subject to normal year-end adjustments and the absence of footnote disclosure;

(ii)           as soon as available but in any event within sixty (60) days after the end of each of the first three fiscal quarters in each fiscal year, unaudited consolidated and consolidating statements of income and cash flows of the Company and its Subsidiaries for such quarterly period and for the period from the beginning of the fiscal year to the end of such fiscal quarter, and unaudited consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such quarterly period, setting forth in each case comparisons to the corresponding period in the preceding fiscal year, and all such items shall be prepared in accordance with GAAP, consistently applied, subject to normal year-end adjustments and the absence of footnote disclosure; and

(iii)           within 120 days after the end of each fiscal year, consolidated and consolidating statements of income, cash flows and stockholders’ equity of the Company and its Subsidiaries for such fiscal year, and consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all prepared in accordance with GAAP, consistently applied.

10.

(b)           The Company shall deliver, not more than forty-five (45) days after the beginning of each fiscal year, to each Stockholder with a continuing right to designate a member of the Board of Directors pursuant to Section 1 hereof, an annual budget prepared on a monthly basis for the Company and its Subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows and balance sheets) and comparable actual and budgeted figures for the current year, and promptly upon preparation thereof any revisions of such annual budget.  Delivery of such materials pursuant to this Section 10(b) to the individual or individuals designated by each such Stockholder pursuant to Section 1 shall satisfy the Company’s obligations under this Section 10(b).

(c)           Each Stockholder with a continuing right to designate a member of the Board of Directors pursuant to Section 1 hereof shall have the right, at his, her or its own expense, to inspect the books, records and premises of the Company, and to discuss the Company’s affairs with officers, directors, employees and accountants, at any time, with the Company’s prior consent, which shall not be unreasonably withheld.

11.           Representations and Warranties.  Each of the Holders hereby represents and warrants to the following with respect to himself, herself or itself, as the case may be:

(a)           Authorization.  All corporate, partnership, member or other action on the part of the Holder, its directors, holders, members or partners necessary for the authorization, execution, delivery and performance by such Holder (if a corporation, partnership, limited liability company or other entity) of this Agreement has been taken.  This Agreement is a legal, valid and binding obligation of such Holder, enforceable against such Holder strictly in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor’s rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)           No Violation.  The execution and delivery of this Agreement will not (with or without notice or passage of time or both) (a) conflict with or result in a breach of any provision of the certificate of incorporation, by-laws, partnership agreement, operating agreement or other organizational documents of a Holder (if a corporation, partnership, limited liability company or other entity), (b) result in a default, give rise to any right of termination, cancellation or acceleration, or require any consent or approval, under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, loan, factoring arrangement, license, agreement, lease or other instrument or obligation to which such Holder is a party or by which it or any of its assets may be bound, other than any default which would not have a material adverse effect on the business, operations, financial condition, assets or properties of such Holder or (c) violate any law, judgment, order, writ, injunction, decree, statute, rule or regulation of any court, administrative agency, bureau, board, commission, office, authority, department or other governmental entity applicable to such Holder or any of its assets, other than any violation which would not have a material adverse effect on the business, operations, financial condition, assets or properties of such Holder.

11.

12.           Registration Rights.

(a)           Demand Registration Rights.

(i)           Subject to Section 12(a)(iii) below, upon written notice (the “Demand Notice”) from Holders of not less than two-thirds of the outstanding Series A Preferred Stock (the “Requesting Stockholders” and any Registrable Securities thereof to be included in such demand, the “Demand Securities”), the Company shall give written notice of such request to all Holders within thirty (30) days of receipt of such notice and shall use all reasonable efforts to effect at the earliest possible date and maintain a registration of the Registrable Securities held by the Requesting Stockholders and any underwriter with respect to such Registrable Securities, in accordance with the intended method or methods of disposition specified by the Requesting Stockholders (including, but not limited to, an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule) promulgated under the Securities Act); provided, that if, after a Registration request pursuant to this Section 12(a) has been made, the Company has determined in good faith, after consultation with its outside legal counsel, that the filing of a Registration would be seriously detrimental to the Company and its stockholders, the Company shall have the right to defer a Registration pursuant to this Section 12(a) for a period of not more than ninety (90) days after such good faith determination; provided, further, that the Requesting Stockholders shall not have the right to utilize the services of an underwriter unless the anticipated gross proceeds of the shares of Company Stock to be offered exceed $15,000,000.  The Requesting Stockholders requesting a Registration under this Section 12(a) may, at any time prior to the effective date of the registration statement relating to such Registration, revoke such request by providing written notice thereof to the Company.

(ii)           In connection with any Registration requested pursuant to this Section 12(a), (A) the Requesting Stockholders shall have the right to designate the managing underwriter(s) and (B) the Company shall take such other actions, including, without limitation, listing such shares of Company Stock for trading on any securities exchange (to the extent such shares are not then listed on a securities exchange) and registering or qualifying such shares of Company Stock under state securities laws, as may be reasonably requested by the Requesting Stockholders.  If the Requesting Stockholders consent to the inclusion of offers and sales of any other securities in a Registration of shares of Company Stock by the Requesting Stockholders pursuant to this Section 12(a) and the underwriter(s) retained in connection with such Registration advise the Company in writing that such offering would be materially and adversely affected by the inclusion of such securities, the Requesting Stockholders may in their sole discretion exclude all or some of such securities from such offering; provided that this sentence shall not apply to shares of Company Stock included in any such Registration pursuant to the exercise of rights pursuant to Section 12(b).

12.

(iii)           The Requesting Stockholders shall be entitled to request a Registration pursuant to this Section 12(a) only one time.  Notwithstanding anything to the contrary, any Registration requested by the Requesting Stockholders pursuant to this Section 12(a) shall not be deemed to have been effected (and, therefore, not requested for purposes of this Section 12(a)(iii)), (x) unless it has become effective, provided, that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed by the Requesting Stockholders (other than a  refusal to proceed based upon the written advice of counsel relating to the occurrence, following the date of the Demand Notice, of a material adverse event with respect to the Company) shall be deemed to have been effected by the Company at the request of such Requesting Stockholders pursuant to this Section 12(a) unless the Requesting Stockholders shall have paid all Registration Expenses in connection with such registration, (y) if after it has become effective such Registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by the Requesting Stockholders and, as a result thereof, the shares of Company Stock requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement or (z) if the closing pursuant to the purchase agreement or underwriting agreement entered into in connection with such Registration does not occur, except because of a breach of such agreement by the Requesting Stockholders.  Any Registration of Registrable Securities effected pursuant to Section 12(b) by a Stockholder exercising its rights pursuant to Section 12(b) shall not be deemed to have been requested by the Requesting Stockholders for purposes of this Section 12(a)(iii).

(iv)           In addition to the limitations described in this Section 12(a), the Company shall not be required to effect a registration pursuant to this Section 12(a):  (i) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to an Initial Public Offering, provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective; (ii) if within thirty (30) days of receipt of a written request from Requesting Stockholders pursuant to this Section 12(a), the Company gives notice to the Requesting Stockholders of the Company’s intention to file a registration statement for its Initial Public Offering within ninety (90) days; or (iii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(b)           Piggyback Registration Rights.  If at any time following the consummation of a Qualified Public Offering the Company proposes to effect a Registration, whether or not for sale for its own account and (subject to the provisions of Section 12(a) above) whether or not pursuant to the exercise of any of the demand registration rights referred to in Section 12(a) hereof, the Company will each such time, subject to the provisions of Sections 12(a) and 12(b)(iii), give prompt written notice to all Investors (and such other Persons granted such piggyback registration rights) of record of Registrable Securities of its intention to do so and of the rights under this Section 12 of such Investor (and such other Persons granted such piggyback registration rights), at least ten (10) days prior to the anticipated filing date of the registration statement relating to such Registration.  Such notice shall offer all such Investors (and such other Persons granted such piggyback registration rights) the opportunity to include in such registration statement such number of Registrable Securities as each such Person may request (the “Piggyback Securities”).  Upon the written request of any such Investor (or such other Persons granted such piggyback registration rights) made within ten (10) days after the receipt of the Company’s notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Investor), the Company will use its commercially reasonable efforts to effect the Registration under the Securities Act and the qualification under any applicable state securities or blue sky laws of all Registrable Securities which the Company has been so requested to register by the Investor thereof, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered; provided, that:

13.

(i)           if such Registration involves an underwritten public offering, all Investors requesting that their Piggyback Securities be included in the Company’s Registration must, upon request by the underwriter(s), sell their Registrable Securities to such underwriter(s) selected by the Company (or the Requesting Stockholders in accordance with Section 12(a), as the case may be) on the same terms and conditions as apply to the Company or any selling security holder (or on equivalent terms and conditions, in the event that such Requesting Stockholders hold different securities from those being sold by the Company or such selling security holder), including, without limitation, executing and delivering such underwriting agreements or other related agreements to which the Company or any such selling security holder has agreed to execute and deliver;

(ii)           if, at any time after giving written notice of its intention to register any securities pursuant to this Section 12(b) and prior to the effective date of the registration statement filed in connection with such Registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all Investors of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Piggyback Securities in connection with such Registration (without prejudice, however, to the rights of the Requesting Stockholders immediately to request that such registration be effected as a Registration under Section 12(a));

(iii)           if a Registration pursuant to this Section 12(b) involves an underwritten public offering, any Investor holding Registrable Securities requesting to be included in such Registration may elect, in writing at least seven (7) days prior to the effective date of the registration statement filed in connection with such Registration, not to register such securities in connection with such Registration;

(iv)           the Company shall not be required to effect any Registration of shares of Company Stock under this Section 12(b) incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans (including, without limitation, any registration of securities on a Form S-4 or S-8 registration statement or any successor or similar forms), other than in connection with an employee stock ownership plan meeting the requirements of §1042 of the Code and involving an acquisition by an employee stock ownership plan of more than 30% of the outstanding shares of Common Stock (excluding any unexercised options); and

(v)           no Registration of Securities effected under this Section 12(b) shall relieve the Company of its obligation to effect a Registration of shares of the Common Stock of the Company (the “Company Stock”) pursuant to Section 12(a).

(c)           Priority in Piggyback Registrations.

(i)           Except as set forth in Section 12(c)(ii), if at any time following a Qualified Public Offering (or in connection with a Qualified Public Offering as contemplated in Section 12(c)(iii) below) the Company proposes to effect another Registration in connection with an underwritten offering (including any Registration pursuant to the exercise of any of the demand registration rights referred to in Section 12(a)), including any Registration for the Company’s account, and the managing underwriter(s) advise the Company in writing that, in its or their judgment, the number of shares of equity securities of the Company (including all shares of Registrable Securities) which the Company, the Stockholders and any other persons intend to include in such Registration exceeds the largest number of securities which can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, the Company shall include in such Registration:

14.

(A)           first, all securities the Company proposes to sell for its own account (the “Company Securities”) except if such Registration of shares of Company Stock is pursuant to a demand registration by Requesting Stockholders pursuant to Section 12(a), in which case such Requesting Stockholders shall have first priority and the Company shall have second priority;

(B)           thereafter, to the extent that the number or dollar amount of the Company Securities to be offered by the Company (or the Company and any Requesting Stockholders exercising demand rights pursuant to Section 12(a)), if any, is less than the number of shares of securities which the Company has been advised by the managing underwriter(s) can be sold in such offering without having the adverse effect referred to above, all Piggyback Securities requested to be sold by any Investor; provided, that if the number of the Company Securities, Demand Securities and Piggyback Securities exceeds the number of shares of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Piggyback Securities that may be included by each such Investor in such offering shall be the product of (x) the total number of Piggyback Securities that are capable of being sold in such offering without having the adverse effect referred to above, times (y) a fraction, (1) the numerator of which shall be the number of Registrable Securities held or deemed to be held by each such requesting Investor that such Investor has requested to be included in such Registration and (2) the denominator of which shall be the aggregate number of Registrable Securities held or deemed to be held on such date by the requesting Investors that such Investors have requested to be included in such Registration; provided, further, that in the event any such Investor desires to include fewer shares of Registrable Securities in such offering than such Investor has been so allocated, the resulting number of remaining available shares of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, shall be allocated among the other Investors entitled to include their Registrable Securities as set forth in this Section 12(c)(i)(B) in accordance with the formula set forth above, and such process of remainder allocation shall be applied iteratively until such time as all requesting holders shall be satisfied; and

(C)           third, to the extent that the number of Company Securities, Demand Securities and Piggyback Securities held by Investors is less than the number of shares of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the equity securities requested to be sold for the account of any other Persons (allocated among the Persons holding such other securities in such proportions as such Persons and the Company may agree).

15.

(ii)           Notwithstanding anything contained in Section 12(c)(i), in the event of the demand registration granted to the Requesting Stockholders pursuant to Section 12(a), the Company shall include in such Registration:

(A)           first, all Demand Securities proposed to be sold by the Requesting Stockholders;

(B)           second, to the extent that the number of Demand Securities is less than the number of shares of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to in Section 12(c)(i), all Company Securities requested to be sold by the Company;

(C)           third, to the extent that the number of Company Securities and Demand Securities is less than the number of shares of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to in Section 12(c)(i), all Piggyback Securities requested to be sold by any Investor; provided, that if the number of the Piggyback Securities requested to be sold by such Investors exceeds the number of shares of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to in Section 12(c)(i), the number of such Piggyback Securities that may be included by each such Investor in such offering shall be determined in a manner consistent with the calculation set forth in Section 12(c)(i)(B); and

(D)           fourth, to the extent that the number of Company Securities, Demand Securities and Piggyback Securities held by Investors is less than the number of shares of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to in Section 12(c)(i), the equity securities requested to be sold for the account of any other Persons (allocated among the Persons holding such other securities in such proportions as such Persons and the Company may agree).

(iii)           Notwithstanding any rights provided in this Section 12, in any Qualified Public Offering which affords any Stockholder the right to sell shares of Company Stock, all Investors shall be entitled to the rights set forth in Section 12(b) and Section 12(c)(i) above as if the offering occurred following a Qualified Public Offering.

(d)           Expenses.  The Company will pay all Registration Expenses in connection with each Registration of Registrable Securities requested pursuant to this Section 12 (including any Registration deemed not to be “effected” under Section 12(a)(iii) or not consummated as contemplated by Section 12(b)(ii)) and any other actions that may be taken in connection with any such Registration as contemplated by this Section 12; provided, that the Company will not be obligated to pay any underwriting discounts or commissions or transfer taxes, if any, relating to the sale or disposition of securities sold by Persons other than the Company pursuant to any such Registration.

16.

(e)           Other Actions.  In connection with any offering of securities of the Company contemplated by this Section 12, the Company shall take such other actions in connection therewith as may be necessary or appropriate, including, without limitation, entering into customary underwriting arrangements and customary indemnification of the Requesting Stockholders or any other Stockholder selling shares of Company Stock in such offering.

(f)           Indemnification by the Company.  In the event of any Registration of any securities of the Company under the Securities Act pursuant to this Section 12, the Company will, and it hereby does, indemnify and hold harmless, to the full extent permitted by law, each of the Stockholders holding any Registrable Securities covered by such registration statement, its Representatives, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls, is controlled by or is under common control with such Stockholder or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld) to which such Stockholder, any such Representative or any such underwriter or controlling Person may become subject under the Securities Act, state securities or blue sky laws, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or a document incorporated by reference into any of the foregoing, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such Registration, and the Company will reimburse such Stockholder and each such Representative or underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expenses arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto, or a document incorporated by reference into any of the foregoing, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Stockholder or any such Representative or underwriter expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto, or a document incorporated by reference into any of the foregoing.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Stockholder or any such Representative or underwriter and shall survive the transfer of such securities by such Stockholder.

17.

(g)           Indemnification by the Stockholders and Underwriters.  The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with this Section 12, that the Company shall have received an undertaking reasonably satisfactory to it from the Stockholders of such Registrable Securities and any underwriter, to indemnify and hold harmless severally, and not jointly and severally (in the same manner and to the same extent as set forth in Section 12(f)), the Company and its Representatives and all other prospective sellers and their respective Representatives, and their respective controlling persons with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto, or a document incorporated by reference into any of the foregoing, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Stockholder or any such Representative or underwriter expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto, or a document incorporated by reference into any of the foregoing.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Stockholders, underwriters or any of their respective Representatives or controlling persons and shall survive the transfer of such securities by such Stockholder; provided, that no such Stockholder shall be liable under this Section 12(g) for any amounts exceeding the product of the sale price per Registrable Security (net of any underwriters’ or placement agents’ fees, discounts or commissions related thereto) and the number of Registrable Securities being sold pursuant to such registration statement or prospectus by such Stockholder.

(h)           Notices of Claims, Etc.  Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 12, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this Section 12, except to the extent that the indemnifying party is actually materially prejudiced by such failure to give notice.  In case any such action is brought against an indemnified party, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties arises in respect of such claim after the assumption of the defense thereof, and the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent shall not be unreasonably withheld).  No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.  An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

18.

(i)           Other Indemnification.  Indemnification similar to that specified in the preceding Sections of this Section 12 (with appropriate modifications) shall be given by the Company and each Stockholder holding Registrable Securities with respect to any required Registration or other qualification of securities under any federal or state law or any regulation of a governmental authority other than arising under the Securities Act.

(j)           Registration Procedure.

(i)           If and whenever the Company is required to effect or cause the Registration of any Registrable Securities pursuant to this Section 12, the Company will, as expeditiously as possible:

(A)           Prepare in cooperation with the sellers (and, in the event of an underwritten public offering, with the underwriter(s)), and file with the SEC, in a manner consistent with the provisions of this Section 12, a registration statement with respect to such Registrable Securities on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate as the case may be, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its commercially reasonable efforts to cause such registration statement to become and remain effective; provided, that before filing with the SEC a registration statement or prospectus or any amendments or supplements thereto, the Company will (i) furnish to one counsel selected by the Requesting Stockholders, in the event of a Registration effected pursuant to Section 12(a), or selected by the holders of a majority of the Registrable Securities covered by such registration statement, in the event of any other Registration, copies of all such documents proposed to be filed, which documents will be subject to the timely review of such counsel, and (ii) notify each holder of Registrable Securities covered by such registration statement of any stop order issued or threatened by the SEC and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

(B)           Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred twenty (120) days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the ninety (90) day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement.

(C)           Furnish to each holder of Registrable Securities covered by the registration statement and to each underwriter, if any, of such Registrable Securities, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such registration statement (including each preliminary prospectus), and such other documents, as such Person may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities owned by such holder.

19.

(D)           Use its commercially reasonable efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any holder, and underwriter, if any, of Registrable Securities covered by such registration statement shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, that the Company shall not for any such purpose, be required to (A) qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 12(j), it is not then so qualified, (B) subject itself to taxation in any such jurisdiction, or (C) take any action which would subject it to consent to general or unlimited service of process not then so subject.

(E)           Use its commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities.

(F)           Immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which comes to the Company’s attention if as a result of such event the prospectus included in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading and at the request of any such seller, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(G)           Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its security holders, in each case as soon as practicable, an earnings statement covering a period of at least 12 months, beginning with the first month after the effective date of the registration statement (as the term “effective date” is defined in Rule 158(c) under the Securities Act), which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act including, at the option of the Company, Rule 158 thereunder.

20.

(H)           Use its commercially reasonable efforts to cause all such Registrable Securities to be listed on such national securities exchange as may be reasonably requested by the Requesting Stockholders, and if any similar securities issued by the Company are then listed on any securities exchanges, to also list all such Registrable Securities on such securities exchanges, and enter into such customary agreements including a listing application and indemnification agreement in customary form, provided, that the applicable listing requirements are satisfied, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement.

(I)           Use its commercially reasonable efforts to obtain a “cold comfort” letter from the independent public accountants for the Company in customary form and covering matters of the type customarily covered by such letters as may be reasonably requested by the Requesting Stockholders, in the event of a Registration effected pursuant to Section 12(a), or by the holders of a majority of the Registrable Securities covered by such registration statement, in the event of any other Registration.

(J)           Execute and deliver all instruments and documents (including in an underwritten offering an underwriting agreement in customary form) and take such other actions and obtain such certificates and opinions as sellers of a majority of the Registrable Securities being sold reasonably request in order to effect an underwritten public offering of such Registrable Securities.  The Company may require each holder of Registrable Securities as to which any Registration is being effected to furnish to the Company such information regarding such holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing in connection with effecting such offering.

(ii)           Each holder of Registrable Securities will, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 12(j)(i)(F), forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 12(j)(i)(F), and, if so directed by the Company, such holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such holder’s possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice.

(k)           Rule 144.  If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act following the date hereof, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC.  Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

21.

(l)           Lock-Up Period.  Each Stockholder, if requested by the Board of Directors and an underwriter of Company Stock or other securities of the Company, shall agree pursuant to a written agreement not to sell or otherwise transfer or dispose of any Registrable Securities or other securities of the Company held by such Stockholder for a specified period of time (not longer than thirty (30) days) prior to the effective date of a Registration Statement and for a specified period of time (not longer than one hundred eighty (180) days, in the case of the Company’s Initial Public Offering, or ninety (90) days in any subsequent public offering or, in each case, such longer period as the underwriters or the Company shall reasonably request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation) following the effective date of a Registration Statement; provided, however, that such agreement shall not apply to any Registrable Securities (or other securities of the Company) held by such Stockholder if they are included in the Registration Statement.  The Company may impose stop transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restrictions, until the end of the lock-up period.  The written agreement referred to in the first sentence of this Section 12(l) is in addition to and not in replacement of other transfer restrictions contained in this Agreement.

(m)           No Other Registration Rights.  The Company agrees that it will not grant registration rights to any other Person without the consent of Holders of two-thirds of the outstanding shares of Series A Preferred Stock.

13.           Term.  This Agreement will terminate upon the consummation of a (i) Qualified Public Offering (other than the provisions of Sections 12 through 14 and Sections 17 through 35, which shall survive any Qualified Public Offering) or (ii) Sale of the Company.

14.           Definitions.

(a)           The following terms have the following definitions in this Agreement:

“10% Owner” has the meaning given such term in the definition of “Independent Third Party.”

“Accredited Investor” has the meaning set forth in Rule 501 promulgated under the Securities Act.

“Affiliate” of a Holder means any general or limited partner of a Holder or any other Person, entity or investment fund controlling, controlled by or under common control with the Holder.

“Aggregate Net Proceeds” means the aggregate proceeds received by Holders in connection with an Approved Sale after reduction for the applicable transaction expenses of the Company, its Subsidiaries and the Holders.

“Business Day” means any day that is not a Saturday, Sunday or other day on which banks are required or authorized by law to be closed in New York, New York.

22.

“Certificate of Designations” means the Second Amended Certificate of Designations, Powers, Preferences and  Relative, Participating, Optional or Other Special Rights, and the Qualifications, Limitations or Restrictions thereof of the Series A Preferred Stock, as it may be amended from time to time in accordance with the terms thereof and of this Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s voting common stock, par value $0.01 per share, and includes all securities of the Company issued or issuable with respect to such securities by way of a stock split, stock dividend or other recapitalization.

“Company Acquisition” means an acquisition of another Person by the Company by merger, purchase of all or substantially all of such other Person’s assets, or by other reorganization whereby the Company ends up owning, directly or indirectly, greater than fifty percent (50%) of the voting power of such other Person.

“Competitor” means any Person which is primarily engaged in substantially similar lines of business in which the Company or any of its Subsidiaries are then engaged; provided that (a) the provision of investment advisory services by a Person to an ERISA plan which is owned or controlled by a Person which would otherwise be a Competitor shall not in any event cause the Person providing such services to be deemed to be a Competitor, and (b) in no event shall any bank, trust company, savings and loan association or other financial institution, investment fund, any pension plan, any investment company, any insurance company, any broker or dealer, or any other financial institution or entity, regardless of  legal form, be deemed a Competitor, notwithstanding the fact that a portfolio company of any such institution may be a Competitor.

“FINRA” has the meaning given such term in the definition of “Registration Expenses.”

“Holder” means any holder (or deemed holder) of Securities who is a party to this Agreement or is a successor or assign or subsequent holder contemplated by this Agreement.

“Independent Third Party” means any Person who, immediately prior to the contemplated transaction, (i) does not own, directly or indirectly, in excess of 10% of the Common Stock on an as-converted basis (a “10% Owner”), (ii) is not controlling, controlled by or under common control with any such 10% Owner, and (iii) is not the spouse or descendant (by birth or adoption) of any such 10% Owner or a trust for the benefit of any such 10% Owner and/or such Persons.

“Initial Public Offering” means the initial Public Offering by the Company after the date hereof.

“Organizational Documents” means, (i) in the case of a corporation, that corporation’s charter and by-laws, (ii) in the case of a limited liability company, that company’s articles or certificate of formation and operating agreement, if any, and (iii) in the case of a partnership, the partnership agreement.

“Outstanding Common Stock” means the outstanding Common Stock on an as-converted basis.

23.

“Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Pro Rata Portion” means, with respect to each Holder, that percentage of the total shares of Outstanding Common Stock owned by such Holder.

“Public Offering” means any offering of shares of Common Stock to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any similar federal statute then in force.

“Qualified Public Offering” means any firmly underwritten Public Offering by the Company in which the Company receives no less than $15 million of gross cash proceeds (before underwriting discounts, commissions and fees) at a per share price of at least two times the Series A Conversion Price (as defined in the Certificate of Designations) then in effect, from sales to Persons other than Affiliates of the Company pursuant to a public distribution in which Common Stock of the Company shall be listed or traded on a national or regional exchange.

“Registrable Securities” means all shares of Common Stock, including, without limitation, Common Stock issuable upon the conversion, exercise or exchange of such other securities, granted registration rights as described in Section 12 hereof, that by their terms are converted into shares of Common Stock.  As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (v) such securities shall have been registered under the Securities Act, the registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of pursuant to such effective registration statement, (w) such securities shall have been distributed pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, (x) such securities shall have been otherwise transferred, if new certificates or other evidences of ownership for them not bearing a legend restricting further transfer and not subject to any stop transfer order or other restrictions on transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any state securities laws then in force, (y) such securities shall cease to be outstanding or (z) such securities can be resold in accordance with Rule 144 in a three (3) month period or, in the case of a Holder that is not an “affiliate” (as defined in Rule 144) of the Company, without compliance with Rule 144.

“Registration” means a bona-fide public offering and sale of Securities or other direct or indirect equity interests of the Company pursuant to an effective registration statement under the Securities Act and in compliance with all applicable state securities laws.

24.

“Registration Expenses” means all fees and expenses of the Company incident to the Company’s performance of or compliance with Article VII hereof, including, without limitation, all SEC and stock exchange or the Financial Industry Regulatory Authority (“FINRA”) registration, filing and listing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), rating agency fees, all fees and expenses of the transfer agent and registrar for the Registrable Securities, printing expenses, messenger and delivery expenses, the reasonable fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which Registrable Securities are to be listed or on which similar securities issued by the Company are to be listed in connection with such transaction, reasonable fees and disbursements of counsel for the Company and all independent certified public accountants for the Company (including the expenses of any annual audit, special audit and “cold comfort” letters required in connection therewith or incident thereto), securities laws liability insurance (if the Company so desires or if the underwriters so desire), the reasonable fees and disbursements of underwriters customarily paid by issuers or sellers of securities, all fees and expenses of any qualified independent underwriter or any Person acting in a similar capacity under the rules of the FINRA, the reasonable fees and disbursements of one counsel retained in connection with each such registration on behalf of the Stockholders (which shall be counsel selected by the Requesting Stockholders in the event of a Registration effected pursuant to Section 12(a) hereof, or counsel elected by the holders of a majority of the Registrable Securities being registered in the event of any other Registration), the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and fees and expenses of other Persons retained by the Company (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by the holders of such Registrable Securities).

“Representative” means, with respect to a particular Person, any director, officer, general partner, limited partner, co-owner, member, nominee, managing director or controlling Person of such Person.

“Sale of the Company” means any transaction or series of transactions pursuant to which any Independent Third Party in the aggregate acquires (i) capital stock of the Company possessing the voting power to elect a majority of the Board of Directors (whether by merger, consolidation, reorganization, combination, sale or Transfer of the Company’s capital stock) or (ii) all or substantially all of the Company’s assets determined on a consolidated basis.

“Securities” means Common Stock, Series A Preferred Stock, any other equity securities of the Company and any shares of capital stock or other securities directly or indirectly exercisable for, or convertible into, such securities in each case held by a Stockholder as of or following the date hereof; provided, however, that Securities shall not include any securities which have been sold to the public (i) pursuant to a registration statement declared effective by the Commission or (ii) pursuant to Rule 144 promulgated by the Commission under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof.  For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control the managing general partner of such limited liability company, partnership, association or other business entity.

25.

(b)           The following terms have the meaning set forth in the corresponding section of this Agreement:

Term	Section	Term	Section

“Agreement”	Recitals	“Other Accredited Stockholder”	§9(d)
“Approved Sale”	§7(a)	“Other Stockholders”	§5(a)
“Availability Notice”	§5(b)	“Pappajohn”	Recitals
“Available Securities”	§5(b)	“Permitted Transferee”	§8
“Board of Directors”	§1(a)	“Piggyback Securities”	§12(b)
“Buyer”	§6(a)	“Preemptive Notice”	§9(a)
“Company Securities”	§12(c)(i)(A)	“Psilos Directors”	§1(a)(ii)(A)
“Company Stock”	§12(b)(iv)	“Psilos I”	Recitals
“Covered Person”	§31	“Psilos II”	Recitals
“Demand Notice”	§12(a)(i)	“Psilos”	Recitals
“Demand Securities”	§12(a)	“Purchase Agreement”	Recitals
“Disposing Stockholder”	§5	“Requesting Stockholders”	§12(a)
“Disposing Tag-Along Stockholder”	§6(a)	“Reverse Stock Split”	Recitals
“Essex”	Recitals	“Sale Notice”	§5(a)
“Executive”	Recitals	“Sales Notice Expiration”	§5(d)
“Existing Stockholders Agreement”	§30	“Schaffer”	Recitals
“GAAP”	§10(a)(i)	“Schedule of Stockholders”	Recitals
“Hickory”	Recitals	“Series A Preferred Stock”	Recitals
“Initial Subscribing Stockholder”	§9(d)	“Stockholders”	Recitals
“Investor Group”	§32	“Subscribing Stockholder”	§5(c)
“Investors”	Recitals	“Tag-Along Sale Notice”	§6(a)
“New Issue Securities”	§9	“Tag-Along Sale”	§6(b)
“Non-Disposing Stockholder”	§6(a)	“Transfer”	§4
“Offered Securities”	§5(a)

15.           Transfer; Transfers in Violation of Agreement.  Prior to Transferring any Securities to any Person, the transferring Stockholder shall cause the prospective transferee to execute and deliver to the Company and the other Stockholders a counterpart of this Agreement, and such prospective transferee shall acknowledge that such Securities are subject to the terms and conditions of this Agreement, including, without limitation, Section 5.  Any Transfer or attempted Transfer of any Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Securities as the owner of such Securities for any purpose.

26.

16.           Additional Investors.  In connection with the issuance of any additional equity securities of the Company to any Person or the Transfer of any equity securities of the Company to any Person, the Company may permit such Person to become a party to this Agreement and succeed to all of the rights and obligations of an Investor, Executive and/or a Stockholder, as applicable, under this Agreement by obtaining an executed counterpart signature page to this Agreement or a joinder to this Agreement, and, upon such execution, such Person shall for all purposes be party to this Agreement as an Investor, Executive and/or a Stockholder, as applicable, and the Schedule of Stockholders shall be accordingly updated.

17.           Descriptive Headings.  The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

18.           Amendment and Waiver.  Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of (a) the Company, and (b) by Holders holding not less than two-thirds of the Outstanding Common Stock.  Notwithstanding the foregoing, no provision of this Agreement may be amended or waived if such amendment or waiver of any provision would have the effect of (x) imposing additional obligations (including the changing of existing obligations) on any of the Stockholders, or (y) adversely affecting any of the rights of any of the Stockholders, or (z) treating preferentially (including the changing of any existing right or preference) in any way any other Stockholder over another Stockholder except by written agreement of such affected Stockholder.  Any waiver, permit, consent or approval of any kind or character on the part of any such Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.

19.           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

20.           Entire Agreement.  Except as otherwise expressly set forth herein, this Agreement, the Purchase Agreement and the other agreements contemplated thereby embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

21.           Successors and Assigns.   Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of, and be enforceable by, the Company and its successors and assigns and the Holders and the respective successors and permitted assigns of each of them, so long as they hold Securities.

22.           Counterparts.  This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

27.

23.           Remedies.  The Company and each Stockholder shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and each Stockholder may in his, her or its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

24.           Notices.  All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally to the recipient, (b) one (1) Business Day following deposit with a reputable express courier service for next day delivery (charges prepaid), (c) three (3) Business Days after it is mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or (d) one (1) Business Day after receipt is electronically confirmed, if sent by fax, email or other electronic means (provided that a hard copy shall be promptly sent by first class mail, postage prepaid).  Such notices, demands and other communications shall be sent to the Stockholders and to the Company at the address indicated below or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

If to the Company, to: CareGuide, Inc. 4401 NW 124th Avenue Coral Springs, Florida 33065 Fax: (954) 796-5551 Attn: Chief Executive Officer
with a copy (which shall not constitute effective notice) to: Cooley Godward Kronish LLP 777 6th Street, NW Suite 1100 Washington, D.C. 20001 Fax: (202) 842-7899 Attn: Aaron J. Velli
If to Psilos, to: Psilos Group Managers, L.L.C. 140 Broadway, 51st Floor New York, New York 10005 Attn: Jeffrey M. Krauss

28.

with a copy (which shall not constitute effective notice) to: DLA Piper US LLP 1251 Avenue of the Americas New York, New York 10020 Fax: (212) 884-8522 Attn: Christopher P. Giordano
If to an Executive or a Stockholder other than Psilos, to his, her or its address set forth on the Company’s records.

25.           Governing Law.  The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders, including, without limitation, those rights set forth in Sections 1 and 2 of this Agreement.  All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

26.           Venue.  Each Stockholder hereby irrevocably submits to the non-exclusive jurisdiction of any United States federal or New York state court sitting in New York, New York, in any action or proceeding arising out of or relating to this Agreement, and each Stockholder hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such court and irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.  Nothing herein shall limit the right of the Company to bring proceedings against any Stockholder in the courts of any other jurisdiction.  Any judicial proceeding by any Stockholder against the Company or any Affiliate thereof involving, directly or indirectly, any matter in any way arising out of, related to, or connected with this Agreement shall be brought only in a court sitting in New York, New York.

27.           Waiver of Jury Trial.  Each of the parties hereto hereby irrevocably waives any and all right to trial by jury of any claim or cause of action in any legal proceeding arising out of or related to this Agreement or the transactions or events contemplated hereby or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party hereto. The parties hereto each agree that any and all such claims and causes of action shall be tried by a court trial without a jury.  Each of the parties hereto further waives any right to seek to consolidate any such legal proceeding in which a jury trial has been waived with any other legal proceeding in which a jury trial cannot or has not been waived.

28.           No Effect Upon Lender Relationship.  Notwithstanding anything herein to the contrary, nothing contained in this Agreement shall affect, limit or impair the rights and remedies of a Stockholder in its capacity as a lender to the Company or any of its Subsidiaries pursuant to any agreement under which the Company or any of its Subsidiaries has borrowed money.  Without limiting the generality of the foregoing, any such Person, in exercising its rights as a lender, including making its decision on whether to foreclose on any collateral security, will have no duty to consider (i) its status or the status of any of its Affiliates as a direct or indirect Stockholder, (ii) the interests of the Company or (iii) any duty it may have to any other direct or indirect Stockholder, except as may be required under the applicable loan documents or by commercial law applicable to creditors generally.

29.

29.           References to Securities.  Any references herein to any Stockholder’s specific number of Securities shall be deemed a reference to the corresponding number of shares of Securities which have been issued in respect of, in exchange for, or in substitution for such Securities, by recapitalization, reclassification, dividend or distribution.

30.           Attorneys’ Fees.  In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

31.           Existing Stockholders Agreement.  Each of the parties hereto who are also parties to that certain stockholders agreement dated January 25, 2006 (the “Existing Stockholders Agreement”) hereby agrees to execute such further instruments and take such other actions as the Company shall reasonably request in order to effectuate or document the termination of such agreement.

32.           Exculpation.  Notwithstanding any other provisions of this Agreement, whether express or implied, or obligation or duty at law or in equity, neither the directors, nor any of the Stockholders, or any officers, directors, stockholders, partners, employees, representatives, consultants or agents of either of the foregoing, nor any officer, employee, representative, consultant or agent of the Company or any of its Affiliates (individually, a “Covered Person” and, collectively, the “Covered Persons”) shall be liable to the Company or any other Person for any act or omission (relating to the Company and the conduct of its business, the Agreement, any related document or any transaction contemplated hereby or thereby) taken or omitted in good faith by a Covered Person and in the reasonable belief that such act or omission was in or was not contrary to the best interests of the Company; provided, that such act or omission does not constitute fraud, willful misconduct, bad faith, or gross negligence.

33.           Dealings with the Company.  The Company and each of the other Stockholders acknowledge that the Investors and their Affiliates (other than the Company and its Subsidiaries) and each of their respective direct and indirect stockholders, directors, officers, controlling persons, partners, members, managers and employees (collectively, the “Investor Group”) have business interests and engage in business activities or commercial transactions in addition to those relating to the Company (including those which may compete with the Company). The Company and each of the other Stockholders agree (and to the fullest extent permitted by applicable law, hereby waive and  agree not to assert any claim to the contrary) that no member of the Investor Group shall be obligated to present any particular investment or business opportunity to the Company even if such opportunity is of a character which, if presented to the Company could be undertaken by the Company, and, in fact, each member of the Investor Group shall have the right to undertake any such opportunity for itself, for its own account or on behalf of another or to recommend any such opportunity to other Persons.

30.

34.           Fiduciary Duty.  Notwithstanding any other provision of this Agreement, to the fullest extent permitted by the Delaware General Corporation Law, no Covered Person shall owe any duties at law or in equity (including fiduciary duties) to any other Covered Person other than any duties and obligations expressly set forth in this Agreement.  The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Stockholders to replace such other duties and liabilities of such Covered Person.  A Covered Person acting under this Agreement shall not be liable to the Company or to any other Covered Person for its good faith reliance on the provisions of this Agreement.  Nothing in this Section 33 shall eliminate any implied covenant of good faith and fair dealing between Covered Persons.

35.           No Third-Party Beneficiaries.  Except as otherwise expressly provided herein, the covenants, agreements and other provisions contained in this Agreement are for the sole benefit of the parties hereto and their permitted successors and assigns, and they shall not be construed as conferring, and are not intended to confer, any rights, remedies or other benefits hereunder on any other Persons.  Neither this Agreement nor any purchase or sale of shares of Company Stock shall create, or be construed or deemed to create, any right to employment in favor of the Company or shareholders or employers thereof or any Management Stockholder or any other Person by the Company or any Subsidiaries of the Company.

36.           Recapitalization, etc.  Except as otherwise provided in this Agreement, the provisions of this Agreement shall apply to any and all Securities or shares of stock of any successor or assign of the Company (whether by merger, consolidation, transfer or sale of assets, conversion or otherwise) which may be issued in respect of, in exchange for, or in substitution of, any Securities by reason of any reorganization, any recapitalization, reclassification, merger, consolidation, partial or complete liquidation, sale of assets, spin-off, stock dividend, split, distribution to Stockholders or combination of Securities or any other change in the Company’s capital structure, in order to preserve fairly and equitably as far as practicable, the original rights and obligations of the parties hereto under this Agreement.

*     *     *     *     *

31.

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the day and year first above written.

COMPANY:

CareGuide, Inc.

By:
Name:
Its:

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the day and year first above written.

INVESTORS:

Essex Woodlands Health Ventures Fund IV, L.P.
By: Essex Woodlands Health Ventures IV, L.L.C.
Its General Partner

By:
Name: Mark Pacala
Title: Authorized Signatory

Essex Woodlands Health Ventures Fund V, L.P.
By: Essex Woodlands Health Ventures V, L.L.C.
Its General Partner

By:
Name: Mark Pacala
Title: Authorized Signatory

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the day and year first above written.

INVESTORS:

Psilos Group Partners II, L.P.
By: Psilos Group Investors II, LLC
Its General Partner

By:
Name: Albert S. Waxman
Title: Senior Managing Member

Psilos Group Partners, L.P.
By: Psilos Group Investors, LLC
Its General Partner

By:
Name: Albert S. Waxman
Title: Senior Managing Member

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the day and year first above written.

INVESTORS:

Hickory Venture Capital Corporation

By:
Name: J. Thomas Noojin
Title: President

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the day and year first above written.

INVESTORS:

John Pappajohn

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the day and year first above written.

INVESTORS:

Derace L. Schaffer, M.D.

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the day and year first above written.

EXECUTIVE:

Chris E. Paterson

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the day and year first above written.

EXECUTIVE:

Michael J. Condron

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the day and year first above written.

EXECUTIVE:

William C. Stapleton

[Signature Page to Stockholders Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the day and year first above written.

EXECUTIVE:

Michael J. Barber, M.D.

[Signature Page to Stockholders Agreement]

Schedule of Stockholders

Stockholder	Classification	Number of Shares of Outstanding Common Stock

Essex Woodlands Health Ventures Fund IV, L.P.	Investor

Essex Woodlands Health Ventures Fund V, L.P.	Investor

Psilos Group Partners, L.P.	Investor

Psilos Group Partners II, L.P.	Investor

Hickory Venture Capital Corporation	Investor

Derace L. Schaffer, M.D.	Investor

John Pappajohn	Investor

Chris E. Paterson	Executive

Michael J. Condron	Executive

William C. Stapleton	Executive

Michael J. Barber, M.D.	Executive

Total

Annex D

SECOND AMENDED
CERTIFICATE OF DESIGNATIONS, POWERS, PREFERENCES AND
RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, AND
THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF
OF
THE SERIES A PREFERRED STOCK
OF
CAREGUIDE, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware, CareGuide, Inc. a Delaware corporation (the “Corporation”) certifies that, pursuant to the authority contained in paragraph 4 of its Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors (the “Board”) has adopted the following resolution amending and restating the terms of a series of its Preferred Stock, par value $0.01 per share, previously designated as Series A Preferred Stock:

RESOLVED, that the terms of the series of the class of authorized $0.01 par value Preferred Stock of the Corporation previously designated as Series A Preferred Stock be hereby amended, and that the designation and the amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are amended in their entirety as follows:

1.           Designation and Amount.

(a)	The shares of such series shall be designated as “Series A Preferred Stock” and the number of shares constituting such series is hereby increased from 6,250,000 to 12,916,667 in the aggregate.

2.           Voting Rights.

(a)
General Rights.  Each holder of shares of the Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock could be converted (pursuant to Section 5 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent and shall have voting rights and powers equal to the voting rights and powers of the Common Stock and shall be entitled to notice of any stockholders’ meeting in accordance with the bylaws of the Corporation.  Except as otherwise provided herein or as required by law, the Series A Preferred Stock shall vote together with the Common Stock at any annual or special meeting of the stockholders and not as a separate class, and may act by written consent in the same manner as the Common Stock.

(b)
Separate Vote of Series A Preferred Stock.  For so long as at least one-hundred thousand (100,000) shares of Series A Preferred Stock remain outstanding, in addition to any other vote or consent required herein or by law, the vote or written consent of the holders of at least sixty-six and two-thirds percent (66⅔%) of the outstanding Series A Preferred Stock (“66⅔% in Interest”) shall be necessary for any of the following actions:

(i)
effecting or validating any amendment, alteration, or repeal of any provision of the Certificate of Incorporation or the bylaws of the Corporation (including any filing or amending of a Certificate of Designation), that adversely affects the holders of the Series A Preferred Stock including, without limitation, any such amendment, alteration or repeal that alters or changes the voting or other powers, preferences, or other special rights, privileges or restrictions of the Series A Preferred Stock so as to affect them adversely;

(ii)	a Liquidation Event;

(iii)
incurring or guaranteeing any indebtedness for borrowed money in excess of $1,000,000 in the aggregate, not including amounts of indebtedness set forth in an annual budget, operating budget or business plan approved pursuant to clause (ix) below;

(iv)
redeeming, purchasing or otherwise acquiring for value (or paying into or setting aside for a sinking fund for such purpose), or declaring or paying dividends on or making other distributions with respect to, any securities other than the Series A Preferred Stock (except for any acquisition of Common Stock by the Corporation otherwise permitted by Section 3(c)(i) and (ii) hereof);

(v)
authorizing or issuing (A) additional shares of Series A Preferred Stock, (B) equity securities convertible into or exercisable for shares of Series A Preferred Stock, or (C) any equity securities senior or pari passu with the Series A Preferred Stock as to liquidation preferences, redemption rights or dividend rights;

(vi)	the acquisition by the Corporation or any subsidiary of the Corporation of any business (whether by purchase of stock or assets) for consideration in excess of $5,000,000;

(vii)
any changes in tax or accounting methods or policies, other than as required by United States generally accepted accounting principles (“GAAP”), and any change in the auditors of the Corporation or any subsidiary of the Corporation;

(viii)	any sales or dispositions of assets of the Corporation exceeding $1,000,000;

(ix)	the adoption of an annual budget, operating budget or business plan of the Corporation or any subsidiary of the Corporation;

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(x)
capital expenditures in excess of $1,000,000, in the aggregate, per fiscal year, not included in annual budget, operating budget or business plan of the Corporation or any subsidiary of the Corporation;

(xi)	deviate in any material manner from the business plan of the Corporation approved pursuant to clause (ix) above;

(xii)	the creation of any direct or indirect subsidiary of the Corporation;

(xiii)	the making of any investments in any other entity, other than investments approved pursuant to clause (vi) or (xii);

(xiv)
commencing or terminating the employment of any executive officer of the Corporation or any subsidiary of the Corporation, or amending or revising the terms of any employment agreement with any such officer;

(xv)	altering the size of the Board;

(xvi)	agreeing to take any action which could impair the Corporation’s ability to honor the rights and preferences of the Series A Preferred Stock;

(xvii)
entering into any transaction with an affiliate other than transactions involving compensation, benefits, personnel and related matters with respect to the Corporation’s employees who are not executive officers of the Corporation;

(xviii)	the granting of any exclusive rights to any intellectual property of the Corporation or any subsidiary of the Corporation; and

(xix)	agreeing to take any of the foregoing actions.

3.           Dividends.

(a)
Holders of Series A Preferred Stock, in preference to the holders of Common Stock, shall be entitled to accrue dividends from the date of issuance of such shares of Series A Preferred Stock at the rate of eight percent (8%) of the Original Issue Price (as defined below) per annum on each outstanding share of Series A Preferred Stock, which amounts shall be payable in arrears, on June 30 and December 31 of each year shares of Series A Preferred Stock remain outstanding on such dates, in either cash or, at the election of the Corporation, additional shares of Series A Preferred Stock with a face value, based on the Original Issue Price (as defined below), equal to the dividend payment required hereunder.

(b)
The “Original Issue Price” of the Series A Preferred Stock shall be sixty cents ($0.60) per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares after the filing date hereof).

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(c)
So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not pay or declare any dividend, whether in cash or property, or make any other distribution on the Common Stock, or purchase, redeem or otherwise acquire for value any shares of Common Stock until all dividends as set forth in Section 3(a) above on the Series A Preferred Stock shall have been paid or declared and set apart, except for:

(i)
acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares at cost (or the lesser of cost or fair market value) upon termination of services to the Corporation; and

(ii)	acquisitions of Common Stock in exercise of the Corporation’s right of first refusal to repurchase such shares.

(d)
The provisions of Section 3(c) shall not apply to a dividend payable solely in Common Stock to which the provisions of Section 5(f) hereof are applicable, or any repurchase of any outstanding securities of the Corporation that is approved by the Board and  66⅔% in Interest.

4.           Liquidation Preference.

(a)
Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, or any change in control of the Corporation, including any Acquisition or Asset Transfer (a “Liquidation Event”), before any distribution or payment shall be made to the holders of any Common Stock, the holders of Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation legally available for distribution for each share of Series A Preferred Stock held by them, an amount per share of Series A Preferred Stock equal to the greater of (i) the Original Issue Price (as defined below) plus all accrued and unpaid dividends on the Series A Preferred Stock or (ii) the amount such share of Series A Preferred Stock would be entitled to receive on an as-if-converted basis with the holders of the Common Stock (such greater amount, the “Liquidation Preference Amount”).  If, upon any such Liquidation Event, the assets of the Corporation shall be insufficient to make payment in full to all holders of Series A Preferred Stock of the Liquidation Preference Amount set forth in this Section 4(a), then such assets (or consideration) shall be distributed among the holders of Series A Preferred Stock at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

(b)
After the payment of the full Liquidation Preference Amount of the Series A Preferred Stock as set forth in Section 4(a) above, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock.

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(c)
For purposes of Section 4(a), (i) “Acquisition” shall mean (x) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shareholders of the Corporation immediately prior to such consolidation, merger or reorganization, continue to hold at least a majority of the voting power of the surviving entity in substantially the same proportions (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; or (y) any transaction or series of related transactions to which the Corporation is a party in which in excess of fifty percent (50%) of the Corporation’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Corporation or any successor or indebtedness of the Corporation is cancelled or converted or a combination thereof; and (ii) “Asset Transfer” shall mean a sale, lease, exclusive license or other disposition of all or substantially all of the assets of the Corporation.  In any Acquisition or Asset Transfer, if the consideration to be received is securities of a corporation or other property other than cash, its value will be deemed its fair market value as determined in good faith by the Board on the date such determination is made.

5.           Conversion.

The holders of the Series A Preferred Stock shall have the following rights with respect to the conversion of the Series A Preferred Stock into shares of Common Stock (the “Conversion Rights”):

(a)
Optional Conversion.  Subject to and in compliance with the provisions of this Section 5, any shares of Series A Preferred Stock may, at the option of the holder, be converted at any time into fully-paid and nonassessable shares of Common Stock.  The number of shares of Common Stock to which a holder of Series A Preferred Stock shall be entitled upon conversion shall be the product obtained by multiplying the “Series A Preferred Stock Conversion Rate” then in effect (determined as provided in Section 5(b)) by the number of shares of Series A Preferred Stock being converted.

(b)
Series A Preferred Stock Conversion Rate.  The conversion rate in effect at any time for conversion of the Series A Preferred Stock (the “Series A Preferred Stock Conversion Rate”) shall be the quotient obtained by dividing the Original Issue Price of the Series A Preferred Stock by the “Series A Preferred Stock Conversion Price,” calculated as provided in Section 5(c).  As of the date of filing hereof, the Series A Preferred Stock Conversion Rate shall be five (5) shares of Common Stock for each share of Series A Preferred Stock.

(c)
Series A Preferred Stock Conversion Price.  The conversion price for the Series A Preferred Stock shall initially be twelve cents ($0.12) (the “Series A Preferred Stock Conversion Price”).  Such initial Series A Preferred Stock Conversion Price shall be adjusted from time to time in accordance with this Section 5.  All references to the Series A Preferred Stock Conversion Price herein shall mean the Series A Preferred Stock Conversion Price as so adjusted.

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(d)
Mechanics of Conversion.  Each holder of Series A Preferred Stock who desires to convert the same into shares of Common Stock pursuant to this Section 5 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Series A Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same.  Such notice shall state the number of shares of Series A Preferred Stock being converted.  Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay in cash (at the Common Stock’s fair market value determined by the Board as of the date of conversion) the value of any fractional share of Common Stock otherwise issuable to any holder of Series A Preferred Stock.  Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series A Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

(e)
Adjustment for Stock Splits and Combinations.  If at any time or from time to time on or after December 28, 2007, the date that the first share of Series A Preferred Stock was issued (the “Original Issue Date”), the Corporation effects a subdivision of the outstanding Common Stock, the Series A Preferred Stock Conversion Price in effect immediately before that subdivision shall be proportionately decreased.  Conversely, if at any time or from time to time after the Original Issue Date the Corporation combines the outstanding shares of Common Stock into a smaller number of shares, the Series A Preferred Stock Conversion Price in effect immediately before the combination shall be proportionately increased.  Any adjustment under this Section 5(e) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(f)
Adjustment for Common Stock Dividends and Distributions.  If at any time or from time to time on or after the Original Issue Date the Corporation pays to holders of Common Stock a dividend or other distribution in additional shares of Common Stock, the Series A Preferred Stock Conversion Price then in effect shall be decreased as of the time of such issuance, as provided below:

(i)	The Series A Preferred Stock Conversion Price shall be adjusted by multiplying the Series A Preferred Stock Conversion Price then in effect by a fraction equal to:

(1)	the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and

6

(2)
the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

(ii)
If the Corporation fixes a record date to determine which holders of Common Stock are entitled to receive such dividend or other distribution, the Series A Preferred Stock Conversion Price shall be fixed as of the close of business on such record date and the number of shares of Common Stock shall be calculated immediately prior to the close of business on such record date; and

(iii)
If such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Preferred Stock Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Preferred Stock Conversion Price shall be adjusted pursuant to this Section 5(f) to reflect the actual payment of such dividend or distribution.

(g)
Adjustment for Reclassification, Exchange, Substitution, Reorganization, Merger or Consolidation.  If at any time or from time to time on or after the Original Issue Date the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, merger, consolidation or otherwise (other than an Acquisition or Asset Transfer as defined in Section 4 or a subdivision or combination of shares or stock dividend provided for elsewhere in this Section 5), in any such event each holder of Series A Preferred Stock shall then have the right to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, merger, consolidation or other change by holders of the maximum number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification, merger, consolidation or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.  In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series A Preferred Stock after the capital reorganization to the end that the provisions of this Section 5 (including adjustment of the Series A Preferred Stock Conversion Price then in effect and the number of shares issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

7

(h)	Sale of Shares Below Series A Preferred Stock Conversion Price.

(i)
If at any time or from time to time on or after the Original Issue Date the Corporation issues or sells or reserves for issuance or sale, or is deemed by the express provisions of this Section 5(h) to have issued or sold, Additional Shares of Common Stock (as defined below), other than as provided in Section 5(e), 5(f) or 5(g) above, for an Effective Price (as defined below) less than the then effective Series A Preferred Stock Conversion Price (a “Qualifying Dilutive Issuance”), then and in each such case, the then existing Series A Preferred Stock Conversion Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price equal to such Effective Price.

(ii)
No adjustment shall be made to the Series A Preferred Stock Conversion Price in an amount less than one cent ($0.01) per share.  Any adjustment required by this Section 5(h) shall be rounded to the nearest one cent ($0.01) per share.  Any adjustment otherwise required by this Section 5(h) that is not required to be made due to the preceding two sentences shall be included in any subsequent adjustment to the Series A Preferred Stock Conversion Price.

(iii)
For the purpose of making any adjustment required under this Section 5(h), the aggregate consideration received by the Corporation for any issue or sale of securities (the “Aggregate Consideration”) shall be defined as:  (A) to the extent it consists of cash, be computed at the gross amount of cash received by the Corporation before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale and without deduction of any expenses payable by the Corporation, (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board, and (C) if Additional Shares of Common Stock, Convertible Securities (as defined below) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

(iv)
For the purpose of the adjustment required under this Section 5(h), if the Corporation issues or sells (x) Preferred Stock or other stock, options, warrants, purchase rights or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as “Convertible Securities”) or (y) rights or options for the purchase of Additional Shares of Common Stock or Convertible Securities and if the Effective Price of such Additional Shares of Common Stock is less than the Series A Preferred Stock Conversion Price, in each case the Corporation shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such rights or options or Convertible Securities plus:

8

(1)	in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such rights or options; and

(2)
in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation upon the conversion thereof (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities); provided that if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses.

(3)
If the minimum amount of consideration payable to the Corporation upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further, that if the minimum amount of consideration payable to the Corporation upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Corporation upon the exercise or conversion of such rights, options or Convertible Securities.

(4)
No further adjustment of the Series A Preferred Stock Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock or the exercise of any such rights or options or the conversion of any such Convertible Securities.  If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Series A Preferred Stock Conversion Price as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Series A Preferred Stock Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Series A Preferred Stock.

9

(v)
For the purpose of making any adjustment to the Conversion Price of the Series A Preferred Stock required under this Section 5(h), “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Corporation or deemed to be issued pursuant to this Section 5(h) (including shares of Common Stock subsequently reacquired or retired by the Corporation), other than:

(1)	shares of Common Stock issued upon conversion of the Series A Preferred Stock;

(2)
shares of Common Stock or Convertible Securities issued after the Original Issue Date to employees, officers or directors of, or consultants or advisors to the Corporation or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board;

(3)	shares of Common Stock issued pursuant to the exercise of Convertible Securities outstanding as of the Original Issue Date; and

(4)
shares of Common Stock or Convertible Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition, strategic alliance or similar business combination approved by the Board.

References to Common Stock in the subsections of this clause (v) above shall mean all shares of Common Stock issued by the Corporation or deemed to be issued pursuant to this Section 5(h).  The “Effective Price” of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Corporation under this Section 5(h), into the Aggregate Consideration received, or deemed to have been received by the Corporation for such issue under this Section 5(h), for such Additional Shares of Common Stock.  In the event that the number of shares of Additional Shares of Common Stock or the Effective Price cannot be ascertained at the time of issuance, such Additional Shares of Common Stock shall be deemed issued immediately upon the occurrence of the first event that makes such number of shares or the Effective Price, as applicable, ascertainable.

10

(vi)
In the event that the Corporation issues or sells, or is deemed to have issued or sold, Additional shares of Common Stock in a Qualifying Dilutive Issuance (the “First Dilutive Issuance”), then in the event that the Corporation issues or sells, or is deemed to have issued or sold, Additional Shares of Common Stock in a Qualifying Dilutive Issuance other than the First Dilutive Issuance as a part of the same transaction or series of related transactions as the First Dilutive Issuance (a “Subsequent Dilutive Issuance”), then and in each such case upon a Subsequent Dilutive Issuance the Series A Preferred Stock Conversion Price shall be reduced to the Series A Preferred Stock Conversion Price that would have been in effect had the First Dilutive Issuance and each Subsequent Dilutive Issuance all occurred on the closing date of the First Dilutive Issuance.

(i)
Certificate of Adjustment.  In each case of an adjustment or readjustment of the Series A Preferred Stock Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Series A Preferred Stock, if the Series A Preferred Stock is then convertible pursuant to this Section 5, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and shall, upon request, prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Preferred Stock so requesting at the holder’s address as shown in the Corporation’s books.  The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (i) the consideration received or deemed to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (ii) the Series A Preferred Stock Conversion Price at the time in effect, (iii) the number of Additional Shares of Common Stock and (iv) the type and amount, if any, of other property which at the time would be received upon conversion of the Series A Preferred Stock.  Failure to request or provide such notice shall have no effect on any such adjustment.

(j)
Notices of Record Date.  Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition (as defined in Section 4) or other capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, or any Asset Transfer (as defined in Section 4), or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Preferred Stock at least ten (10) days prior to (x) the record date, if any, specified therein; or (y) if no record date is specified, the date upon which such action is to take effect (or, in either case, such shorter period approved by 66⅔% in Interest) a notice specifying (A) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (B) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (C) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

11

(k)	Automatic Conversion.

(i)
Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock, based on the then-effective Series A Preferred Stock Conversion Price, (A) at any time upon the affirmative election of 66⅔% in Interest, (B) immediately upon the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation or (C), immediately upon the effectiveness of a resale registration statement filed pursuant to the terms of a private placement of securities by the Corporation (a “Private Placement”) in which (I) the per share price of the securities sold in connection with such Private Placement was at least two (2) times the Series A Preferred Stock Conversion price then in effect and (II) the gross cash proceeds to the Corporation from such Private Placement (before any applicable underwriting or placement agent discounts, commissions and fees) were at least fifteen million dollars ($15,000,000).  Upon such automatic conversion, any accrued and unpaid dividends shall be paid in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock’s fair market value determined by the Board as of the date of such conversion).

(ii)
Upon the occurrence of either of the events specified in Section 5(k)(i) above, the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series A Preferred Stock are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.  Upon the occurrence of such automatic conversion of the Series A Preferred Stock, the holders of Series A Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or any transfer agent for the Series A Preferred Stock.  Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series A Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.

12

(l)
Fractional Shares.  No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock.  All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share.  If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock (as determined by the Board) on the date of conversion.

(m)
Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock.  If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(n)
Notices.  Any notice required by the provisions of this Section 5 shall be in writing and shall be deemed effectively given:  (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with verification of receipt.  All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

13

(o)
Payment of Taxes.  The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered.

AND BE IT FURTHER RESOLVED, that the proper officers of the Corporation are hereby authorized, empowered and directed to take all such further action and to execute, deliver, certify and file all instruments and documents in the name of and on behalf of this Corporation as such officers executing same shall approve as necessary or advisable to effectuate and accomplish the purpose of the foregoing resolution and the transactions contemplated thereby, the taking of such action and the execution, delivery, certification, and filing of such documents to be conclusive evidence of such approval.

*           *           *           *           *

14

Annex D

IN WITNESS WHEREOF, CareGuide, Inc. has caused this Second Amended Certificate of Designations, Powers, Preferences and Relative, Participating, Optional or Other Special Rights, and the Qualifications, Limitations or Restrictions thereof of the Series A Preferred Stock to be duly executed by its Chief Executive Officer this [   ] day of January, 2009.

CAREGUIDE, INC.

By:
Chris E. Paterson
Chief Executive Officer

Annex E-1

CareGuide, Inc. and Subsidiaries

Consolidated Financial Statements

Year Ended December 31, 2007 and Nine Months Ended December 31, 2006

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
CareGuide, Inc.

We have audited the consolidated balance sheets of CareGuide, Inc. and subsidiaries as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2007 and the nine months ended December 31, 2006.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of CareGuide, Inc. and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for the year ended December 31, 2007 and the nine months ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

We were not engaged to examine management's assertion about the effectiveness of CareGuide, Inc. and subsidiaries internal control over financial reporting as of December 31, 2007 included in the Company’s Annual Report on Form 10-K and, accordingly, we do not express an opinion thereon.

/s/ McGladrey & Pullen, LLP

Des Moines, Iowa
May 8, 2008

CareGuide, Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except shares and par values)

	December 31,
	2007	2006
Assets
Current assets:
Cash and cash equivalents	$1,014	$5,975
Restricted cash available for current liabilities	868	4,717
Securities available for sale	42	24
Securities held for trading	491	284
Notes receivable	-	308
Accounts receivable, net of allowance for doubtful accounts of $712 and $544, respectively	1,779	3,503
Prepaid expenses and other current assets	362	587
Current assets of discontinued operations	334	344
Total current assets	4,890	15,742
Property and equipment, net	2,087	2,948
Intangibles and other assets, net	4,451	5,963
Goodwill	25,349	32,629
Restricted cash	300	908

Total assets	$37,077	$58,190

Liabilities and stockholders’ equity
Current liabilities:
Claims payable	$167	$7,260
Line of credit	500	8,000
Accounts payable and accrued expenses	5,679	4,932
Deferred revenue	232	1,500
Current tax liability	250	344
Current portion of lease obligations	453	365
Current liabilities of discontinued operations	360	425
Total current liabilities	7,641	22,826

Long-term liabilities:
Line of credit	8,000	-
Convertible notes payable	6,847	6,520
Deferred tax liability	7	7
Lease obligations, net of current portion	1,637	1,107
Total liabilities	24,132	30,460

Commitments and contingencies

Stockholders’ equity:
Series A convertible preferred stock, $.01 par value, 6,250,000 shares authorized 1,562,500 shares issued and outstanding	938	-
Common stock, $.01 par value, 100,000,000 shares authorized; 67,538,976 shares issued and outstanding	675	675
Additional paid-in capital	63,343	62,474
Accumulated other comprehensive loss	(30)	(32)
Accumulated deficit	(51,981)	(35,387)
Total stockholders’ equity	12,945	27,730
Total liabilities and stockholders’ equity	$37,077	$58,190

See accompanying notes.

CareGuide, Inc. and Subsidiaries
Consolidated Statements of Operations
(In thousands, except per share data)

	Year Ended	Nine Months Ended
	December 31, 2007	December 31, 2006
Revenues:
Capitation revenue	$3,032	$27,061
Administrative and fee revenue	19,214	14,277
Total revenues	22,246	41,338
Cost of services – direct service costs, excluding depreciation and amortization of $2,386 and $808, respectively	14,849	31,429
Gross profit	7,397	9,909

Operating costs and expenses:
Selling, general and administrative expense	12,064	6,641
Depreciation and amortization	3,087	1,959
Goodwill impairment	7,523	-
Total operating costs and expenses	22,674	8,600

Operating (loss) income from continuing operations	(15,277)	1,309

Other income (expense):
Interest and other income	177	360
Trading portfolio gain (loss)	207	(543)
Interest expense	(1,593)	(1,355)
Loss from continuing operations before income
taxes and discontinued operations	(16,486)	(229)
Income tax expense	(162)	(377)
Loss from continuing operations	(16,648)	(606)
Income from discontinued operations	54	675
Net income (loss) attributable to common stockholders	$(16,594)	$69

Net (loss) income common share-basic and diluted:
Continuing operations	$(0.25)	$(0.01)
Discontinued operations	-	0.01
Net loss	$(0.25)	$-

Weighted average common shares outstanding:
Basic	67,539	67,539
Diluted	67,539	67,539

See accompanying notes.

CareGuide, Inc. and Subsidiaries
Consolidated Statements of Stockholders’ Equity
Year Ended December 31, 2007 and Nine Months Ended December 31, 2006
(Dollars in Thousands)

						Accumulated
	Series A Convertible Preferred Stock		Common Stock		Additional Paid-in	Other Comprehensive	Accumulated
	Shares	Amount	Shares	Amount	Capital	Loss	Deficit	Total
Balance at March 31, 2006	-	$-	67,538,976	$675	$61,742	$(1)	$(35,456)	$26,960
Stock option compensation expense					65			65
Amortization of warrants					657			657
Warrant exercises					10			10
Comprehensive income:
Unrealized loss on securities available for sale						(31)		(31)
Net income							69	69
Net comprehensive income								38
Balance at December 31, 2006	-	-	67,538,976	675	62,474	(32)	(35,387)	27,730
Preferred stock issuance	1,562,500	938						938
Stock option compensation expense					332			332
Amortization of warrants					537			537
Comprehensive income:
Unrealized gain on securities available for sale						2		2
Net loss							(16,594)	(16,594)
Net comprehensive loss								(16,592)
Balance at December 31, 2007	1,562,500	$938	67,538,976	$675	$63,343	$(30)	$(51,981)	$12,945

See accompanying notes.

CareGuide, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Dollars in thousands)

	Year Ended	Nine Months Ended
	December 31, 2007	December 31, 2006
Cash (used in) provided by operations:
Net (loss) income	$(16,594)	$69
Adjustments to reconcile net (loss) income to net cash (used in) provided by continuing operations:
Depreciation and amortization and loss on disposal	3,087	1,959
Goodwill impairment	7,523	-
Stock option compensation	332	65
Amortization of warrants	537	657
Unrealized (gain) loss in trading portfolio	(207)	543
Increase in accrual for lease abandonment	618	-
Increase in accrued interest expense on note payable	327	-
Decrease in accounts receivable	1,724	480
Decrease (increase ) in prepaid expenses and other current assets	315	(137)
Decrease in claims payable	(7,093)	(1,000)
Increase (decrease) in accounts payable and accrued expenses	567	(1,577)
(Decrease) increase in deferred revenue	(1,268)	12
Decrease (increase) in current tax liability	(94)	251
Deferred tax (expense) benefit	-	(10)
Decrease in current assets of discontinued operations	10	7
Decrease in current liabilities of discontinued operations	(65)	(593)
Net cash (used in) provided by operating activities	(10,281)	726

Cash provided by (used in) investing activities:
Purchases of property and equipment	(820)	(381)
Restricted deposits, net	4,457	(113)
Repayment of note receivable	308	-
Cash used in mergers, including acquisition costs	(63)	(2,596)
Net cash provided by (used in) investing activities	3,882	(3,090)

Cash provided by (used in) financing activities:
Principal payments of capital lease obligations	-	(70)
Proceeds from borrowing under line of credit facility	500	-
Issuance of preferred stock	938
Proceeds received from warrant exercises	-	10
Net cash provided (used in) by financing activities	1,438	(60)
Net decrease in cash and cash equivalents	(4,961)	(2,424)
Cash and cash equivalents, beginning of period	5,975	8,399
Cash and cash equivalents, end of period	$1,014	$5,975

CareGuide, Inc. and Subsidiaries
Consolidated Statements of Cash Flows

Supplemental cash flow information:

	Year Ended December 31, 2007	Nine Months Ended December 31, 2006
Cash paid for interest	$744,000	$553,000
Cash paid for taxes	256,000	139,000

Supplemental disclosure of non-cash operating and investing activities, accrual of Haelan earn-out	$180,000	$-

See accompanying notes.

1. Organization and Description of Business

On January 25, 2006, CareGuide, Inc. (the "Company" or "CareGuide", formerly known as Patient Infosystems, Inc.) acquired all the outstanding common stock of CCS Consolidated, Inc., ("CCS") through the issuance of 43,224,352 shares of CareGuide common stock. CCS was the accounting acquirer, but CareGuide was the surviving legal entity.

On December 8, 2006, the Company acquired Haelan Corporation, a privately held corporation ("Haelan").  As of the closing of the acquisition, Haelan became a wholly owned subsidiary of the Company.  The financial statements presented herein as of and for the nine months ended December 31, 2006 include the combined results of operations since the date of the acquisition.

CCS was incorporated on March 4, 1998. As a result of the merger with Patient Infosystems, CCS became a wholly owned subsidiary of the Company. During the nine months ended December 31, 2006, the Company changed its name from Patient Infosystems, Inc. to CareGuide, Inc.

The Company is a population health management company that provides a full range of healthcare management services to health plans, work/life companies, government entities, and self-funded employers to help them to reduce health care costs while improving the quality of care for the members.  The Company has approximately 80 customers across the United States.

The Company’s services may be provided under a variety of contractual arrangements, including capitation, fee-for-service, and case rates. The Company has terminated all capitated risk contracts as of January 31, 2007.  CareGuide also provides case management and disease management for administrative fees only. Contracts may include performance bonuses and shared cost savings arrangements.

2. Summary of Significant Accounting Policies

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, CCS, Haelan, Coordinated Care Solutions, Inc. (formerly Integrated Health Services Network, Inc.), Coordinated Care Solutions, IPA, Inc., Coordinated Care Solutions of Texas, Inc. (CCS of Texas), Careguide at Home, Inc., CCS New Jersey Inc, CCS/CG Holdings, Inc., and CBCA Care Management, Inc.  During the year ended December 31, 2007, the Company dissolved the following entities that were no longer operating: Coordinated Physician Solutions, Inc., Coordinated Care Solutions of Connecticut, Inc., IHS Network Services, Inc., CCS Merger Corp., and Professional Review Network, Inc.  The activity, if any, of these entities is included through the date of dissolution.  All material intercompany accounts and transactions have been eliminated in consolidation. The Company and its subsidiaries collectively do business under the name "CareGuide".

The accompanying consolidated statements of operations and statements of cash flows for the nine months ended December 31, 2006 include the accounts of Haelan from the merger date of December 8, 2006 through December 31, 2006.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported and disclosures at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Summary of Significant Accounting Policies (continued)

Risks and Uncertainties

The Company’s business could be impacted by continuing price pressure on new and renewal business, the Company’s ability to effectively control provider costs, additional competitors entering the Company’s markets and changes in federal and state legislation or governmental regulations. Changes in these areas could adversely impact the Company’s financial position, results of operations and/or cash flows in the future.

Direct service costs are comprised of the incurred claims paid to third-party providers for services for which the Company is at risk and the related expenses of the Company associated with the providing of its services. Network provider and facility charges for authorized services that have yet to be billed to the Company are estimated and accrued in its Incurred But Not Reported (“IBNR”) claims payable liability.  Such accruals are based on historical experience, current enrollment statistics, patient census data, adjudication and authorization decisions and other information.  The IBNR liability is adjusted as changes in these factors occur and such adjustments are reported in the period of determination.  Although it is possible that actual results could vary materially from recorded claims in the near term, management believes that the recorded IBNR liability is adequate.  The Company has terminated all risk based contracts as of January 31, 2007 and has settled substantially all claims related to these contracts.  As of December 31, 2007, the Company has an estimated claim liability of $167,000 outstanding, as compared to $7.3 million as of December 31, 2006.

Reportable Operating Segments

The operations of the Company are reported herein as one reportable segment for the year ended December 31, 2007 and the nine months ended December 31, 2006. The Company uses the "management approach" for reporting information about segments in annual and interim financial statements. The management approach is based on the way the chief operating decision-maker organizes segments within a company for making operating decisions and assessing performance.  Reportable segments are based on products and services, geography, legal structure, management structure and any other manner in which management disaggregates a company.  Based on the "management approach" model, the Company has determined that its business is comprised of a single reportable segment. Revenues from a non-reporting segment, whose financial amounts are below the quantitative thresholds for separate disclosure, totaled approximately $1.3 million for the nine months ended December 31, 2006. The non-reporting segment ceased operation as of December 31, 2006; there will be no further revenues from this non-reporting segment.

Cash and Cash Equivalents

Cash and cash equivalents includes cash on hand, cash on deposit, and amounts invested in short-term financial instruments with a maturity of three months or less from the date of acquisition, the use of which is not restricted.

Accounts Receivable

The Company’s accounts receivable, which are unsecured, are due from companies who have contracted through the Company for care management services. The Company does not charge interest on accounts receivable. Accounts receivable are recorded net of an estimated allowance for doubtful accounts in the accompanying financial statements, which is recorded primarily based upon an analysis of the individual accounts. Accounts are written off only after all collection efforts are exhausted.  During the year ended December 31, 2007 and the nine months ended December 31, 2006, net expenses related to doubtful accounts were approximately $179,000 and $79,000, respectively.

2. Summary of Significant Accounting Policies (continued)

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using accelerated and straight-line methods, as deemed appropriate, over the estimated useful lives of the related assets ranging from three to ten years. Leasehold improvements are amortized over the lesser of the remaining lease term or the asset’s useful life.

Intangible and Other Assets

Intangible and other assets consist primarily of a website, trademarks, customer relationships and other intangibles associated with acquisitions. Amortization is computed using accelerated and straight-line methods, as deemed appropriate, over the estimated useful lives of the related assets ranging from three to ten years.  Any asset deemed to have an indefinite life will be tested at least annually for impairment; the extent of any impairment will be recorded in the period in which any such impairment determination is made.

Restricted Cash

On March 31, 2001, the Company was licensed to operate as a limited service HMO in the State of Texas. In accordance with the regulations of the Texas Department of Insurance, the Company was required to maintain a statutory deposit in a restricted account. Interest earned on these funds accrues to the Company. As of December 31, 2007 and 2006, the Company included the deposits of $325,000 in current assets of discontinued operations in the consolidated balance sheets (see Note 6).

In connection with several of the Company’s customer contracts and office leases, the Company is required to maintain unconditional, irrevocable letters of credit totaling $530,000 and $4,999,000 at December 31, 2007 and 2006, respectively. At December 31, 2007 and 2006, the Company has secured these letters of credit by establishing certificates of deposit totaling $531,000 and $5,018,000, respectively. These certificates of deposit are included in restricted cash in the consolidated balance sheets.

In addition, at December 31, 2007 and 2006, CCS New Jersey, Inc. had $637,000 and $607,000, respectively, on deposit with the State of New Jersey as a condition of licensure as an Organized Delivery System (“ODS”) in New Jersey. This deposit is included as restricted cash in the consolidated balance sheets.  As a result of the Company’s decision to exit the risk-based business, the Company has applied to surrender its ODS license and accordingly has requested that the State of New Jersey release the statutory funds.  The Company intends to use these released funds to settle a liability.

The portion of restricted cash that is available and that the Company intends to use to satisfy current liabilities is included in current assets. The fair value of restricted cash approximates its carrying value.

Securities

Securities available-for-sale and held for trading each consists solely of common shares of American Caresource Holdings, Inc. ("ACSH") acquired in the merger with Patient Infosystems, Inc.  The available-for-sale portfolio consisting of 13,092 shares of ACSH common stock is carried at fair value, with unrealized gains and losses reported as a separate component of stockholders’ equity.  The remaining 153,518 shares of ACSH common stock are classified as a trading portfolio as such shares may be needed to satisfy a call option granted on those shares (see Note 15).  Such trading portfolio is carried at fair value, with an unrealized gain of approximately $207,000 included in the consolidated statements of operations for the year ended December 31, 2007 and an unrealized loss of approximately $543,000 included in the consolidated statements of operations for the nine months ended December 31, 2006.  No securities have been sold to date.

2. Summary of Significant Accounting Policies (continued)

Long-Lived Assets

In accordance with SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets", the Company reviews the carrying value of its long-lived assets to assess recoverability and impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  An evaluation of the recovery of the long-lived assets was performed as of the year ended December 31, 2007.  No impairments were recorded for the year ended December 31, 2007 and the nine months ended December 31, 2006.

Goodwill and Indefinite Lived Intangible Assets

In accordance with SFAS No. 142 "Goodwill and Other Intangible Assets", the goodwill and intangible assets with indefinite useful lives are not amortized, but instead tested annually for impairment on March 31 or whenever events or changes in circumstances indicate that the carrying value may not be recoverable.  As discussed above, the Company is treated as one reportable segment under the management approach to reportable segments.  As such, the goodwill impairment test is performed using the entire Company as the reporting unit.

Due to the loss of a significant customer, the Company performed a goodwill impairment test as of December 31, 2006 which resulted in no goodwill impairment.  Due to certain conditions present during 2007 (including the Company’s 2007 net operating loss, net decrease in cash and declining market price for its common stock), the Company performed a goodwill and intangible asset impairment test as of December 31, 2007.  Based on an independent valuation of the goodwill as of December 31, 2007, a goodwill impairment loss of approximately $7,523,000 was recognized. The fair value of the Company was estimated using a combination of valuation methods, including the expected present value of future cash flows, comparison to guideline companies and analysis of the Company’s stock.

SFAS No. 142 also requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment in accordance with SFAS No. 144.  No impairments were recorded for the year ended December 31, 2007 or the nine months ended December 31, 2006.

2. Summary of Significant Accounting Policies (continued)

Claims Payable

The Company provides for claims incurred but not yet reported based primarily on past experience, together with current factors, using generally accepted actuarial methods. Estimates are adjusted as changes in these factors occur and such adjustments are reported in the period of determination.  Accordingly, amounts designated as “prior periods” relate to the favorable or unfavorable settlement of claims for services incurred prior to the beginning of each period presented below.  Although it is reasonably possible that actual results could vary materially from recorded claims in the near term, management believes that recorded reserves are adequate.

The estimates for claims payable are continually reviewed and adjusted as necessary, as experience develops or new information becomes known. Such adjustments are included in current operations. Incurred claims for the year ended December 31, 2007 and the nine months ended December 31, 2006 are as follows (dollars in thousands):

	Year Ended	Nine Months Ended
	December 31, 2007	December 31, 2006

Claims payable, beginning of period	$7,260	$8,260

Claims Incurred:
Current period	2,613	23,255
Prior periods	(2,209)	(3,181)

Net incurred claims	404	20,074

Paid Claims:
Current period	(433)	(2,500)
Prior periods	(5,245)	(2,359)
Claims paid by health plan	(1,819)	(16,215)
Total paid claims	(7,497)	(21,074)

Claims payable, end of period	$167	$7,260

Cost of services for the year ended December 31, 2007 and the nine months ended December 31, 2006 include a benefit of approximately $2.2 million and $3.2 million, respectively, related to the favorable settlement of claims for services included in the prior reporting periods.

2. Summary of Significant Accounting Policies (continued)

Fair Value of Financial Instruments

The Company's financial instruments consist primarily of cash and cash equivalents, available-for-sale and trading securities, accounts receivable, restricted cash, accounts payable, accrued expenses, a line of credit and long-term debt.  The fair value of instruments is determined by reference to various market data and other valuation techniques, as appropriate.  Unless otherwise disclosed, the fair value of short-term financial instruments approximates their recorded values due to the short-term nature of the instruments. Securities are valued using market trading prices and are carried at market value. Based on the borrowing rates currently available to the Company for bank loans with similar terms and average maturities, the fair value of long-term debt approximates its carrying value.

Revenue and Major Customers

Capitated fees are due monthly and are recognized as revenue during the period in which the Company is obligated to provide services to members. Administrative fees are recognized during the period in which case management and disease management services are provided. Fee-for-service revenues are recognized during the period in which the related services are provided to members. Fees received in advance are deferred to the period in which the Company is obligated to provide service to members.

For the year ended December 31, 2007 and nine months ended December 31, 2006, approximately 21% and 7%, respectively, of the Company’s total revenue from continuing operations was earned under contracts with Blue Cross Blue Shield of Michigan.  For the year ended December 31, 2007 and nine months ended December 31, 2006, approximately 14% and 66%, respectively, of the Company’s total revenue from continuing operations was earned under contracts with affiliates of a single company, Aetna, Inc. (Aetna).  The capitated-risk contracts with Aetna were terminated effective as of January 31, 2007.  Other than these customers, no other one customer accounted for more than 10% of the Company’s total revenue for the year ended December 31, 2007 or nine months ended December 31, 2006.

Direct Service Costs

Direct service costs are comprised principally of expenses associated with providing the Company’s services, including third-party network provider charges. The Company’s direct service costs require pre-authorization and are recognized in the month in which services are rendered. Network provider and facility charges for authorized services that have not been billed to the Company (known as incurred but not reported expenses) are estimated and accrued based on the Company’s historical experience, current enrollment statistics, patient census data, adjudication decisions and other information. The liability for such costs is included in the caption “Claims payable” in the accompanying consolidated balance sheets.  For the year ended December 31, 2007 and nine months ended December 31, 2006, direct service costs excluded $2,386,000 and $808,000, respectively, of depreciation and amortization which were attributable to direct service operations but are reported as operating expenses.

Income Taxes

The Company and its subsidiaries file federal tax returns on a consolidated basis, and certain of its subsidiaries file state income tax returns on a separate basis. The Company’s provision for income taxes includes federal and state income taxes currently payable and changes in deferred tax assets and liabilities, excluding the establishment of deferred tax assets and liabilities related to acquisitions. Deferred income taxes are accounted for in accordance with SFAS No. 109, Accounting for Income Taxes and represent the estimated future tax effects resulting from temporary differences between financial and tax reporting bases of certain assets and liabilities. In addition, future tax benefits, such as net operating loss (NOL) carryforwards, are required to be recognized to the extent that realization of such benefits is more likely than not. Deferred tax assets are reduced by a valuation allowance when, in the opinion of the management, it is more likely than not that some or all of the deferred tax assets will not be realized.

2. Summary of Significant Accounting Policies (continued)

Earnings Per Share

The calculations for the basic (loss) income per share were based on net loss attributable to common stockholders of $16,594,000 and net income attributable to common stockholders of $69,000 for the year ended December 31, 2007 and nine months ended December 31, 2006, respectively.  For both periods, the weighted average outstanding common shares was 67,538,976.  The calculation of the diluted (loss) income per share was based on a weighted average number of common shares and equivalents outstanding of 67,538,976 for both the year ended December 31, 2007 and nine months ended December 31, 2006.  In accordance with SFAS No. 128 "Earnings per Share", the computation of fully diluted loss per share for such periods did not include 18,154,673 and 2,831,418 shares of common stock, respectively, which consist of the common equivalents of outstanding options, warrants and convertible preferred stock, because the effect would be antidilutive due to the net losses from continuing operations in those years. The calculation of the Company's net (loss) income per share for the year ended December 31, 2007 and nine months ended December 31, 2006 (dollars in thousands, except for per share amounts):

	Year Ended	Nine Months Ended
	December 31, 2007	December 31, 2006
Net loss from continuing operations	$(16,648)	$(606)
Income from discontinued operations	54	675
Net (loss) income attributable to common stockholders	$(16,594)	$69

Net (loss) income per common share-basic and diluted:
Continuing operations	$(0.25)	$(0.01)
Discontinued operations	-	0.01
Loss attributable to common stockholders	$(0.25)	$-

Weighted average common shares outstanding – basic and diluted	67,538,976	67,538,976

2. Summary of Significant Accounting Policies (continued)

Stock-Based Compensation Plans

In December 2004, the FASB issued Statement of Financial Accounting Standard (SFAS) No. 123(Revised), “Share-Based Payment” (“SFAS No. 123(R)”), establishing accounting standards for transactions in which an entity exchanges its equity instruments for goods or services. SFAS No. 123(R) also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments, or that may be settled by the issuance of those equity instruments. SFAS No. 123(R) covers a wide range of share-based compensation arrangements including stock options, restricted stock plans, performance-based stock awards, stock appreciation rights, and employee stock purchase plans. SFAS No. 123(R) replaces existing requirements under SFAS No. 123, “Accounting for Stock-Based Compensation,” and eliminates the ability to account for share-based compensation transactions using APB Opinion No. 25.  SFAS 123(R) was adopted by the Company on April 1, 2006.

The Company's net income for the year ended December 31, 2007 and nine months ended December 31, 2006 gives effect to $332,000 and $65,000, respectively, of expense related to certain stock options.  There is an additional $22,000 of compensation expense related to warrants issued to Board members for the year ended December 31, 2007.  Upon adoption of SFAS No. 123(R), the Company used the modified prospective transaction method, which requires that compensation expense be recorded for all non-vested options beginning with the first quarter of adoption.  The Company determines the stock-based employee compensation using the Black-Scholes Option Pricing Model.  Prior periods were not restated to reflect the impact of adopting SFAS No. 123(R) on April 1, 2006.

Amended and Restated 1995 Stock Option Plan

The Company continues to administer the Patient Infosystems 1995 Stock Option Plan (the “PATY Plan”).  As of December 31, 2007, there are options to purchase 53,500 shares of the Company's common stock outstanding under the PATY Plan, with a weighted average exercise price of $2.80 per share.  The PATY Plan expired in 2005 and no further grants of options may be awarded under the PATY Plan.

2005 Equity Incentive Plan

During the fiscal year ended March 31, 2006, CCS’s board of directors and stockholders adopted the CCS Consolidated, Inc. 2005 Equity Incentive Plan (the "2005 Plan").  Prior to the merger between CCS and Patient Infosystems (the “PATY Merger”), CCS granted options to certain of its officers under the 2005 Plan.  These options were assumed by the Company as part of the PATY Merger and were converted into options to purchase shares of the Company's common stock at an exercise price of $0.2337 per share, based on the exchange ratio for CCS’s common stock in the PATY Merger.  As of December 31, 2007, options to purchase 1,272,082 shares of the Company’s common stock were outstanding under the 2005 Plan.  The options granted under the 2005 Plan and assumed by the Company have a term of ten years from the date of grant.  The options were accelerated in connection with the PATY Merger so that they were 25% vested as of January 25, 2006 and vest in 36 monthly installments thereafter.  No options were granted under the 2005 Plan during the year ended December 31, 2007.  During the year ended December 31, 2007, the Company recognized compensation expense related to options granted under the 2005 Plan of $99,000, as compared to $66,000 for the nine months ended December 31, 2006.

2. Summary of Significant Accounting Policies (continued)

2007 Equity Incentive Plan

In March 2007, the Company’s board of directors approved a 2007 Equity Incentive Plan (the “2007 Plan”) subject to approval of the stockholders of the Company, and the 2007 Plan was adopted by the Company’s stockholders in June 2007.  The Company has reserved 7,000,000 shares of its common stock for issuance under the terms of the 2007 Plan.  As of December 31, 2007, options to purchase 4,927,055 shares of the Company’s common stock were outstanding at a weighted-average purchase price of $0.44 per share.  Options granted under the 2007 Plan generally vest over a period of 4 years and have a term of ten years from the date of grant.  During the year ended December 31, 2007, the Company recognized compensation expense of $233,000 related to options granted under the Plan.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of trade receivables and deposits in banks. Concentrations of credit risk with respect to trade receivables are partially mitigated by the fact that some of Company’s customers are large and well-established companies. As of December 31, 2007 and 2006, approximately $537,000 and $326,000, respectively, of the Company’s total accounts receivable were due from Blue Cross Blue Shield of Michigan. As of December 31, 2007 and 2006, $282,000 and $46,000, respectively, of the Company’s total accounts receivable were due from WellPoint. As of December 31, 2006, approximately $692,000 and $85,000 of the Company’s total accounts receivable were due from Health Net and Aetna, respectively.  There were no receivables from HealthNet or Aetna as of December 31, 2007.

The Company has deposits exceeding the federal deposit insurance limits in three commercial banks.  The Company has not experienced any losses in such accounts.

Recently Issued Accounting Pronouncements

In June 2006, the FASB issued Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes - an interpretation of SFAS Statement No. 109, to clarify certain aspects of accounting for uncertain tax positions, including issues related to the recognition and measurement of those tax positions.  FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted the provisions of FIN 48 during the first quarter of 2007.  There was no material impact of FIN 48 on its consolidated financial statements.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurements” (“SFAS No. 157”).  SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.   SFAS No. 157 also emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and sets out a fair value hierarchy, with the highest priority being quoted prices in active markets.  Under SFAS No. 157, fair value measurements are disclosed by level within that hierarchy.  The requirements of SFAS No. 157 are first effective for the Company’s fiscal year beginning January 1, 2008.  However, in February 2008, the FASB decided that an entity need not apply this standard to nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis until the subsequent year.  Accordingly, the Company’s adoption of this standard on January 1, 2008 is limited to financial assets and liabilities, and any nonfinancial assets and liabilities recognized or disclosed at fair value on a recurring basis.  The Company is currently assessing the potential effect of SFAS No. 157 on its financial position, results of operations and cash flows.

2. Summary of Significant Accounting Policies (continued)

In February 2007, FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115" ("SFAS No. 159"). This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements. The Company has not yet assessed the impact, if any, of SFAS No. 159 on its consolidated financial statements.

In December 2007, FASB issued SFAS No. 141 (revised), “Business Combinations”, (“SFAS No. 141R”).  SFAS No. 141R establishes principles and requirements for how an acquirer recognizes and measures tangible assets acquired, liabilities assumed, goodwill and any noncontrolling interests and identifies related disclosure requirements for business combinations.  Measurement requirements will result in all assets, liabilities, contingencies and contingent consideration being recorded at fair value on the acquisition date, with limited exceptions.  Acquisition costs and restructuring costs will generally be expenses as incurred.  SFAS No. 141R is effective for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008.  The Company is currently evaluating the impact that the adoption of SFAS No. 141R will have on its financial statements.

3. Merger with Patient Infosystems, Inc. (PATY)

On September 19, 2005, CCS entered into an agreement to merge with PATY Acquisition Corp., a wholly owned subsidiary of the Company, which was then known as Patient Infosystems, Inc. (“PATY” and such transaction the "PATY Merger").  The PATY Merger was completed on January 25, 2006.  As a result, CCS became a wholly-owned subsidiary of PATY.  CCS was deemed to be the acquiring company for accounting purposes.

On September 19, 2006, the company formerly known as Patient Infosystems, Inc. filed an amendment to its certificate of incorporation which changed the name of this entity to CareGuide, Inc. (the "Company" or "CareGuide").

In accordance with SFAS No. 141, the total purchase price was allocated to the acquired tangible and intangible assets and assumed liabilities of PATY based on their estimated fair values as of the PATY Merger closing date of January 25, 2006. A third party valuation consultant was engaged to assist in the process of determining the fair value of the assets acquired and liabilities assumed. The excess of the purchase price over the fair value of assets acquired and liabilities assumed was allocated to goodwill.

3. Merger with Patient Infosystems, Inc. (PATY) (continued)

The purchase price was allocated to the assets and liabilities of PATY as of the merger date of January 25, 2006, as follows (dollars in thousands):

Cash acquired	$4,457
Other current assets	2,129
Identified intangible assets	2,470
Goodwill	28,608
Current liabilities	(2,173)
Net assets acquired	$35,491

The weighted-average amortization period of intangible assets acquired is 4.4 years. None of the goodwill acquired is expected to be deductible for tax purposes.  As discussed above in Note 2, the Company recorded a consolidated goodwill impairment of $7.5 million during the year ended December 31, 2007.

4. Merger with Haelan Corporation (Haelan)

On December 8, 2006, pursuant to an Agreement and Plan of Merger, dated as of November 3, 2006, by and among CareGuide, Haelan Acquisition Corporation, an Indiana corporation and a newly formed wholly-owned subsidiary of CareGuide (“Merger Sub”), Haelan Corporation, an Indiana corporation (“Haelan”) and Richard L. Westheimer, as securityholders’ representative (the “Haelan Merger Agreement”), Merger Sub merged with and into Haelan (the “Haelan Merger”), and as a result Haelan became a wholly-owned subsidiary of CareGuide.  The Haelan Merger Agreement and the Haelan Merger were approved by the shareholders of Haelan at a meeting held on November 20, 2006.  In the Haelan Merger, CareGuide paid $1.5 million in cash to Haelan to satisfy certain liabilities of Haelan existing at the closing and specified in the Haelan Merger Agreement, and all outstanding securities of Haelan were exchanged for convertible promissory notes of CareGuide (the “Convertible Notes”) in the aggregate principal amount of $6.5 million.  The Convertible Notes are subordinated to the rights of CareGuide’s senior lender (see Note 9).

The Convertible Notes carry an interest rate of 5% per year, compounding annually, mature on December 8, 2009 and are convertible at maturity into shares of common stock of CareGuide, valued based upon the average closing price of the common stock for the 20 consecutive trading days ending on the date prior to conversion.  The maturity date of the notes may be accelerated in the event of a sale transaction, as defined in the Convertible Notes, involving CareGuide.

4. Merger with Haelan Corporation (Haelan) (continued)

In the event that the average closing price of the common stock of CareGuide for the 20 consecutive trading days ending on the date prior to conversion is equal to or greater than $1.50 per share, the outstanding principal and accrued interest under the Convertible Notes will automatically convert into shares of common stock at $1.50 per share.  In the event that such average closing price at the time of conversion is less than $1.50 per share, the outstanding principal and accrued interest under the Convertible Notes will convert into shares of common stock at such average closing price, but not less than $1.00 per share, and in such case each holder of a Convertible Note may elect to receive all or a portion of the amounts due under the note in cash in lieu of shares of common stock of CareGuide.  CareGuide may elect to prepay the amounts then outstanding under the Convertible Notes in cash, subject to the prior approval of CareGuide’s senior lender under its credit facility, but upon any such election by CareGuide, if the average closing price of CareGuide’s common stock for the 20 consecutive trading days ending on the date prior to conversion is at least $1.00 per share, each holder of a Convertible Note may elect to receive all or any portion of the amounts due under the Convertible Note in the form of shares of common stock valued at such average closing price.

The Haelan Merger Agreement also contains an “earn-out” provision under which CareGuide is required to pay additional amounts to the former Haelan securityholders in the event that Haelan’s revenues during the year ending December 31, 2007 exceeded certain threshold amounts.  As of December 31, 2007, the Company has calculated an estimated “earn-out” payable to the Haelan securityholders of approximately $180,000 and expects that such amount will be paid in cash.

The accompanying consolidated balance sheets as of December 31, 2007 and December 31, 2006 include the assets and liabilities of Haelan.  The accompanying consolidated statements of operations and cash flows for the year ended December 31, 2007 include the operations and cash flows of Haelan for the entire period.  The accompanying consolidated statements of operations and cash flows for the nine months ended December 31, 2006 include the operations and cash flows of Haelan from the merger date of December 8, 2006 through December 31, 2006.

In accordance with SFAS No. 141, the total purchase price was allocated to the acquired tangible and intangible assets and assumed liabilities of Haelan based on their estimated fair values as of the Haelan Merger closing date of December 8, 2006. A third party valuation consultant was engaged to assist in the process of determining the fair value of the assets acquired and liabilities assumed. The excess of the purchase price over the fair value of assets acquired and liabilities assumed is allocated to goodwill.  The resulting goodwill is subject to an annual impairment test.  If the goodwill is impaired, the Company will recognize a non-cash charge to earnings during the period in which the impairment is determined.

The purchase price of Haelan in the Haelan Merger was calculated as follows (dollars in thousands):

Cash paid at closing	$1,500
Expenses of the Haelan Merger	309
Earn-out	180
Notes issued to the former Haelan securityholders	6,500
Total purchase price	$8,489

4. Merger with Haelan Corporation (Haelan) (continued)

The purchase price was allocated to the assets and liabilities of Haelan as of the merger date of December 8, 2006.  An adjustment was made for the estimated earn-out and additional expenses related to the acquisition.  The allocation is as follows (dollars in thousands):

Cash acquired	$133
Other current assets	156
Property and equipment	2,389
Identified intangible assets	2,600
Goodwill	3,969
Current liabilities	(751)
Long-term liabilities	(7)
Net assets acquired	$8,489

As of the date of the acquisition, the weighted-average amortization period of amortizing intangible assets acquired was 4.3 years.  None of the goodwill acquired is expected to be deductible for tax purposes. As discussed above in Note 2, the Company recorded a consolidated goodwill impairment of $7.5 million during the year ended December 31, 2007.

The following unaudited pro forma summary presents CareGuide's consolidated results of operations for the nine months ended December 31, 2006 had the Haelan Merger been consummated on first day of the period.  The pro forma consolidated results of operations include certain pro forma adjustments, including the amortization of identifiable intangible assets, interest and expenses on certain debt (dollars in thousands, except for share and per share data).

Nine Months Ended December 31, 2006

Total revenues	$44,425

Cost of services – direct service costs	(32,704)
Total operating costs and expenses	(10,819)
Other income and expenses, net	(2,189)
Accretion of preferred stock	-
Net loss attributable to common stockholders	$(1,287)
Net loss per common share attributable to common stockholders - basic and diluted	$(0.02)

Weighted average shares outstanding - basic	67,538,976
Weighted average shares outstanding - diluted	67,538,976

The pro forma results are not necessarily indicative of those that would have occurred had the acquisition taken place at the beginning of the periods presented.

5. Business Operations

The Company incurred a net loss from continuing operations of approximately $16,648,000 for the year ended December 31, 2007 and a net loss from continuing operations of $606,000 for the nine months ended December 31, 2006. At December 31, 2007 the Company had a working capital deficit of $2,751,000. The Company’s ability to continue as a going concern is dependent upon achieving profitability from future operations sufficient to maintain adequate working capital. These financial statements have been prepared assuming the Company will continue as a going concern. Until the Company has sufficient profitable operations or other revenue-generating activities to be self sufficient, the Company will remain dependent on other sources of capital. Currently, such capital has been obtained from the issuance of common and preferred stock and borrowings from a financial institution. The Company’s primary investors have guaranteed the borrowings from a financial institution through January 1, 2009 (see Note 9) and certain of these investors have committed to provide additional funding of up to $1 million to the Company, if required, through January 1, 2009.  These primary investors purchased 1,562,500 shares of preferred stock for $0.9 million during 2007 and committed to purchasing an additional 4,687,500 shares of preferred stock during 2008, for aggregate additional gross proceeds of up to $2.8 million, under a stock purchase agreement entered into during December 2007.

Management’s plans for dealing with the adverse effects of these conditions include entering into contracts with additional health plans, achieving positive gross margins by exiting or renegotiating under-performing contracts, reducing operating expenses by challenging staffing levels at all of the Company’s locations and considering strategic partnerships with other healthcare companies. The Company has eliminated a number of staff positions and plans additional eliminations of positions, as appropriate, as it transitions from risk-based contracts to contracts under which the Company is not at risk for provider claims.  However, there can be no assurance that the Company will be successful in achieving positive financial results.

6. Discontinued Operations

During the year ended March 31, 2005, the Company terminated its contractual relationship with Oxford Health Plans (“Oxford”). Pursuant to the contract termination provisions, the Company performed under the terms of the contract through May 31, 2005 and provided transitional assistance to Oxford's members through July 31, 2005. The Company had no continuing involvement thereafter. Therefore, the operations of Oxford are accounted for as discontinued operations, and accordingly, the operating results and related assets and liabilities of Oxford are segregated in the accompanying consolidated financial statements.

The Oxford contract included risk-sharing provisions and provided for an annual settlement after the conclusion of each contract year. During the year ended March 31, 2006, Oxford submitted its calculation of the amount due from the Company for the contract year ended December 31, 2004 which included many matters which management believed were contrary to the terms of the contract, and management notified Oxford of the disputed items. Oxford did not agree with the Company’s position on these matters, and Oxford drew down a $500,000 letter of credit that had been established for Oxford’s benefit pursuant to this contract. At March 31, 2006, the Company recorded a liability based upon management’s best estimate of the ultimate liability to settle the contractual dispute with Oxford for services rendered through March 31, 2006. The parties agreed to arbitration in 2006.  In September 2006, the arbitration panel rendered a decision in the Company's favor.  On November 10, 2006, Oxford paid the Company the award in the amount of approximately $661,000. The related legal costs, net of the elimination of the liability the Company had recorded at March 31, 2006, resulted in $131,000 of expenses related to Oxford for the nine months ended December 31, 2006.

During the year ended March 31, 2003, the Company ceased operations in Texas and began the process of dissolving CCS of Texas. The operations of CCS of Texas are accounted for as discontinued operations, and accordingly, the operating results and related assets and liabilities of CCS of Texas are segregated in the accompanying consolidated financial statements. During the year ended December 31, 2007 and the nine months ended December 31, 2006, the Company revised its estimate of the expenses to wind down the operations, including the ultimate settlement to providers, and as a result released $42,000 and $140,000 of liabilities (including liabilities for claims), respectively, which were recorded as income from discontinued operations. Income (expense) of discontinued operations consist of the following (dollars in thousands):

	Year Ended	Nine Months Ended
	December 31, 2007	December 31, 2006

Revenues from Oxford	$-	$661
Revenues from CCS of Texas	9	5
Total revenues from discontinued operations	9	666
Reductions in expense (expense) from Oxford	3	(131)
Net reductions in expense from CCS of Texas	42	140
Net reductions in expense (expense) from discontinued operations	45	9
Net income from discontinued operations	$54	$675

In connection with the discontinuation of the Company’s Texas operations, the remaining long-lived assets associated with the operations of CCS of Texas have been transferred to the Company’s corporate headquarters. No tax expense or tax benefit has been allocated to the above results of discontinued operations, since no such expense or benefit would have been recorded by Oxford or CCS of Texas on a separate return basis.

7. Property and Equipment

Property and equipment consisted of the following (dollars in thousands):

	December 31, 2007	December 31, 2006

Computer equipment and software	$7,084	$6,087
Furniture and equipment	1,336	1,326
Equipment held under capital leases	2,335	2,335
Leasehold improvements	115	978
	10,870	10,726
Accumulated depreciation	(8,783)	(7,778)
Total property and equipment, net	$2,087	$2,948

Depreciation and amortization expense related to property and equipment was approximately $1,681,000 and $961,000 for the year ended December 31, 2007 and nine months ended December 31, 2006, respectively. Included in the depreciation and amortization expense related to property and equipment for the year ended December 31, 2007 was $343,000 related to the write-off of unamortized software the Company determined was of no further value.  In addition, certain fully depreciated assets with both an original cost and accumulated depreciation of $330,000 were written off during the year ended December 31, 2007.  Included in the depreciation and amortization expense related to property and equipment for the nine months ended December 31, 2006 was $325,000 related to the write-off of unamortized software the Company determined was of no further value and $221,000 of unamortized leasehold improvements that were deemed to have no further use.

8. Professional Malpractice Insurance

The Company maintains general liability and professional malpractice liability insurance on its staff and other insurance coverage appropriate for its operations. The general liability policy is occurrence based and provides coverage of $1,000,000 per occurrence and $2,000,000 in the aggregate. The professional liability policy is on a claims-made basis and provides coverage for professional medical activities. This policy provides coverage of $5,000,000 per occurrence and $5,000,000 in the aggregate, subject to a deductible of $75,000 per claim and annual aggregate. In addition, the Company maintains an umbrella policy which provides coverage of $5,000,000 per claim and in the aggregate.

9. Long-Term Obligations

Line of Credit

The Company has an $8,000,000 revolving line of credit (the "Line of Credit") with an outside lender for working capital purposes. The Line of Credit bears interest at the outside lender’s prime rate plus 1%, which was 8.25% and 9.25% at December 31, 2007 and December 31, 2006, respectively, and is due in full on January 1, 2009. The Line of Credit is collateralized by all of the Company’s assets, including its investment in all of its subsidiaries. As of December 31, 2007 and at December 31, 2006, $8,000,000 was outstanding under the Line of Credit.

9. Long-Term Obligations (continued)

In September 2007, the Company obtained a second credit facility with the same lender (“Revolving Line B”), under which the Company may borrow up to an additional amount equal to the lesser of (a) $1.0 million or (b) 60% of its eligible accounts receivable, which percentage will increase to 75% of its eligible accounts receivable upon the satisfaction of certain conditions.  Revolving Line B is collateralized by certain accounts receivable of the Company.  Any amounts borrowed under Revolving Line B bear interest at the lender’s prime rate plus 2%, and all outstanding amounts under Revolving Line B are due on September 23, 2008.  As of December 31, 2007, $500,000 had been drawn on Revolving Line B and the interest rate on this facility was 9.25%.  As of December 31, 2007, the additional amount available under Revolving Line B was minimal.  Any additional amounts borrowed under Revolving Line B would be limited to the amount indicated by a borrowing base calculation completed at the time of the borrowing request.

The loan agreement underlying the Line of Credit and Revolving Line B contains representations and warranties and affirmative and negative covenants that are customary for credit facilities of this type.  The Line of Credit and Revolving Line B could restrict the Company’s ability to, among other things, sell certain assets, change our business, engage in a merger or change in control transaction, incur debt, pay cash dividends, make investments and encumber our assets.  The Line of Credit also contains events of default that are customary for credit facilities of this type, including payment defaults, covenant defaults, insolvency type defaults and events of default relating to liens, judgments, material misrepresentations and the occurrence of certain material adverse events.

During the fourth quarter of 2007 and through April 2008, the Company was in violation of certain of the loan covenants. In May 2008, the Company entered into an amendment to the loan agreement with Comerica, as part of which Comerica waived the Company’s failure to comply with the loan covenants during this period.

The outside lender required that the Company obtain unconditional guarantees (the "Guarantees") from its primary investors. Under the terms of the Guarantees, each participating primary investor unconditionally and irrevocably guarantees prompt and complete payment of its pro rata share of the amount the Company owes under the Line of Credit, up to $8 million.  As compensation for their guarantees, the Company estimates that it will issue warrants to purchase an aggregate of 2,800,000 shares of common stock to these stockholders during 2008, which will vest based on the outstanding balance of the Line of Credit through its maturity date.  The Company has estimated the value of these warrants under the Black-Scholes model at approximately $396,000 and recognized additional interest expense of approximately $79,000 during the year ended December 31, 2007 related to these Guarantees.

In exchange for prior Guarantees of the Line of Credit, the primary investors were issued warrants to purchase up to 2,000,000 shares of Series AA Convertible Preferred Stock of CCS, par value of $0.01 per share, in the aggregate.  Such warrants each had an exercise price of $0.01 per share and a ten-year exercise period through November 17, 2014 and vested based on the outstanding balance of the Line of Credit as a percentage of the total available amount under the Line of Credit at each quarterly vesting date.  In January 2006, warrants to purchase an additional 400,000 shares of Series AA Preferred Stock of CCS in the aggregate were issued under similar terms in exchange for extending the then guarantee period to June 30, 2007, except that such additional warrants were fully vested at the time of grant (collectively the "Guaranty Warrants").

9. Long-Term Obligations (continued)

Immediately prior to the PATY Merger, the vested portions of the Guaranty Warrants were net-share exercised for shares of Series AA Convertible Preferred Stock of CCS, which were then exchanged for shares of PATY common stock in the PATY Merger.  As part of the PATY Merger, the unvested portions of the Guaranty Warrants were terminated and replaced by warrants to purchase an aggregate of 3,152,141 shares of PATY common stock which were issued to an escrow agent at the closing of the PATY Merger (the "Replacement Warrants"). Each of the Replacement Warrants had an exercise price of $0.003172 per share of PATY common stock.  These Replacement Warrants fully vested during the nine months ended December 31, 2006 and were exercised in full, and the underlying shares were issued to the guarantors during the nine months ended December 31, 2006. The aggregate fair value of the Guaranty Warrants in the amount of $1,980,000 was amortized to interest expense over the guarantee period, and the initial value was computed using the Black-Scholes model.  Approximately $436,000 and $657,000 was recognized as additional interest expense for the year ended December 31, 2007 and the nine months ended December 31, 2006, respectively.

As more fully described in Note 4, the Company completed the Haelan Merger on December 8, 2006, resulting in the issuance of $6.5 million of Convertible Notes.  The Convertible Notes are subordinated to the rights to prior payment of the Company's senior lender under the Line of Credit. The Convertible Notes carry an interest rate of 5% per year, compounding annually, mature on December 8, 2009 and are convertible at maturity into shares of common stock of CareGuide, valued based upon the average closing price of the common stock for the 20 consecutive trading days ending on the date prior to conversion.  The maturity date of the Convertible Notes may be accelerated in the event of a sale transaction, as defined in the Convertible Notes, involving the Company.

In the event that the average closing price of the common stock of the Company for the 20 consecutive trading days ending on the date prior to conversion is equal to or greater than $1.50 per share, the outstanding principal and accrued interest under the Convertible Notes will automatically convert into shares of common stock at $1.50 per share.  In the event that such average closing price at the time of conversion is less than $1.50 per share, the outstanding principal and accrued interest under the Convertible Notes will convert into shares of common stock at such average closing price, but not less than $1.00 per share, and in such case each holder of a Convertible Note may elect to receive all or a portion of the amounts due under the note in cash in lieu of shares of common stock of CareGuide.  The Company may elect to prepay the amounts then outstanding under the Convertible Notes in cash, subject to the prior approval of the Company’s senior lender under the Line of Credit, but upon any such election by the Company, if the average closing price of the Company’s common stock for the 20 consecutive trading days ending on the date prior to conversion is at least $1.00 per share, each holder of a Convertible Note may elect to receive all or any portion of the amounts due under the Convertible Note in the form of shares of common stock valued at such average closing price.

Lease Obligations

At December 31, 2007 and December 31, 2006, the Company had recorded obligations for the fair value of the remaining lease rentals due under operating leases without any remaining economic benefit to the Company aggregating $2,090,000 and $1,472,000.  See Note 15 for operating lease commitments.

10. Stockholders' Equity and Subsequent Event

Capital Stock

The Company is authorized to issue up to 120,000,000 shares of capital stock, 100,000,000 designated as common stock, and 20,000,000 designated as preferred stock, of which 6,250,000 shares have been designated as “Series A Preferred Stock.”  As of December 31, 2007 and December 31, 2006, there were 67,538,976 shares of common stock outstanding.

As of December 31, 2007, there were 1,562,500 shares of Series A Convertible Preferred Stock issued and outstanding.  Between December 31, 2007 and May 6, 2008, the Company issued an additional 3,125,000 shares of the Series A Convertible Preferred Stock.  The Company has also requested that the Investors purchase the remaining authorized shares of Series A Preferred Stock on a pro rata basis, based on the number of shares purchased at the initial closing. The Series A Convertible Preferred Stock (i) is entitled to cumulative dividends at the rate of 8% per year, payable in arrears semiannually; (ii) is entitled to a liquidation preference equal to its original purchase price plus all accrued and unpaid dividends; (iii) has a preference over the common stock with respect to dividends and distributions; (iv) votes on an as-converted basis with the common stock on matters submitted to common stockholders for approval; and (v) is initially convertible into common stock on a five-for-one basis (subject to adjustment in the event of stock dividends, stock splits, reverse stock splits, recapitalizations, etc. and in the event of certain dilutive issuances by the Company). The consent of the holders of at least two-thirds of the Series A Preferred Stock is required for certain other actions that alter or change the voting or other powers, preferences, or other special rights, privileges or restrictions of the Series A Preferred Stock so as to affect them adversely.

The Series A Preferred Stock will be automatically converted into shares of common stock, at the then-effective conversion rate, at any time upon the affirmative election of the holders of at least a majority of the outstanding shares of the Series A Preferred Stock or immediately upon the closing of certain public offerings of the Company’s common stock. Upon such automatic conversion, any accrued and unpaid dividends will be paid in cash or, to the extent sufficient funds are not then legally available therefore, in common stock (at the common stock’s fair market value determined by the Board of Directors as of the date of such conversion).

11. Intangible and Other Assets

The Company’s intangible and other assets consisted of the following (dollars in thousands):

	December 31,	December 31,
Description	2007	2006
CareGuide trademark acquired July 2001 (i)	$1,513	$1,513
CareGuide website acquired July 2001 (ii)	1,430	1,430
PATY customer relationships acquired January 2006 (iii)	1,236	1,236
PATY non-compete agreements acquired January 2006 (iv)	718	718
PATY co-marketing agreements acquired January 2006 (v)	516	516
Haelan customer relationships acquired December 2006 (iii)	1,460	1,460
Haelan non-compete agreements acquired December 2006 (iv)	360	360
Haelan trademarks acquired December 2006 (vi)	780	780
	8,013	8,013
Accumulated amortization	(3,620)	(2,214)
Net intangible assets	4,393	5,799
Security deposits and other assets	58	164
Total intangibles and other assets, net	$4,451	$5,963

(i)	The acquired trademark is classified as an intangible asset with an indefinite life and is not subject to amortization, but is tested annually for impairment.
(ii)	The website is subject to amortization and was being amortized using over a five-year life using the straight line method. It is now fully amortized.
(iii)	Customer lists are subject to amortization and are being amortized over a five-year life using an accelerated method.
(iv)	The non-compete agreements are subject to amortization and are being amortized over a three-year life using the straight line method.
(v)	The co-marketing agreements are subject to amortization and are being amortized over a five-year life using the straight line method.
(vi)	The Haelan trademarks are subject to amortization and are being amortized over a ten-year life using the straight line method.

Amortization expense related to acquired intangible assets and other assets was approximately $1,406,000 and $998,000 for the year ended December 31, 2007 and nine months ended December 31, 2006, respectively.

11. Intangible and Other Assets (continued)

The estimated annual amortization expenses of intangible assets for the five years subsequent to December 31, 2007 are as follows (dollar in thousands):

Years Ended December 31,	Estimated Intangible Amortization Expense
2008	$1,193
2009	752
2010	409
2011	140
2012	78

Total	$2,572

12. Income Taxes

The components of the income tax (expense) benefit consist of the following (dollars in thousands):

	Year Ended December 31, 2007	Nine Months Ended December 31, 2006
Current federal income taxes	$54	$(25)
Current state income taxes	(216)	(365)
Deferred taxes	-	13
Net income tax expense	$(162)	$(377)

12. Income Taxes (continued)

The tax-effected components of deferred income tax assets and (liabilities) consist of the following (dollars in thousands):

	December 31, 2007	December 31, 2006

Deferred income tax assets:
Federal income tax net operating losses	$25,443	$22,517
State and other income tax net operating losses	5,238	4,636
Goodwill and intangible impairment and amortization	1,104	1,215
Accrued liabilities	809	954
Allowance for doubtful accounts	292	223
Depreciation	331	481
Deferred revenue	-	15
Stock option compensation expense	280	144
Tax credits	75	75
Trading portfolio losses	177	249
Change in accounting method	-	142
Other	28	31
	33,777	30,682
Less valuation allowance	(32,304)	(28,358)
Net deferred income tax assets	1,473	2,324

Deferred income tax liabilities:
Intangible assets acquired in mergers	(1,478)	(2,312)
Amortization of website	-	(2)
Other	(2)	(17)
Net deferred income tax liabilities	(1,480)	(2,331)
Net deferred income tax liability	$(7)	$(7)

The reconciliation of the expected income tax (expense) benefit with the actual income tax (expense) benefit from continuing operations reported for the year ended December 31, 2007 and the nine months ended December 31, 2006 computed on income (loss) before income taxes at federal statutory rates is as follows:

	Year Ended December 31, 2007	Nine Months Ended December 31, 2006

Tax at federal statutory rate	34.0%	34.0%
State income taxes, net of federal income tax benefit	2.7	(159.3)
Non-deductible items	(16.7)	(101.7)
Change in valuation allowance	(24.0)	49.0
Other, net	3.0	13.4
Net effective tax rate	(1.0)%	(164.6)%

12. Income Taxes (continued)

The Company accounts for income taxes in accordance with Statement of Financial Standards No. 109, Accounting for Income Taxes (“SFAS 109)” issued by the FASB.  SFAS 109 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. After consideration of all of the evidence, both positive and negative, management has determined that a valuation allowance of approximately $32,304,000 and $28,358,000 is necessary at December 31, 2007 and December 31, 2006, respectively to reduce the deferred tax assets to the amount that will more likely than not be realized. The increase (decrease) in the valuation allowance for the year ended December 31, 2007 and nine months ended December 31, 2006 was approximately $3,946,000 and $(1,876,000), respectively. Included in the decrease in the valuation allowance for the nine months ended December 31, 2006 was $2,312,000 for the tax effect of certain assets acquired in connection with the acquisition of Haelan.

At December 31, 2007, the Company has available federal net operating losses ("NOLs") of approximately $74,831,000 expiring between 2009 and 2027. Approximately $1,820,000 were acquired in the Haelan merger. In addition, the Company has tax credit carryforwards of $75,000, which are available to offset future federal income taxes, if any, which begin to expire in 2010. The NOLs and tax credit carryforwards may be subject to limitation by certain sections of the Internal Revenue Code relating to ownership changes.

13. Employee Benefit Plan

The Company has a 401(k) savings plan covering substantially all eligible employees who have completed 90 days of active employment. Under the plan, an employee may elect to contribute on a pre-tax basis to a retirement account up to 15% of the employee’s compensation up to the maximum annual contribution permitted by the Internal Revenue Code. The Company matches employee contributions on a discretionary basis as determined by the Company’s board of directors. The Company made discretionary contributions to the 401(k) savings plan of approximately $44,000 and $76,000 during the year ended December 31, 2007 and nine months ended December 31, 2006, respectively.

14. Stock Options and Warrants

During the year ended March 31, 2006, CCS's board of directors and stockholders adopted the CCS Consolidated, Inc. 2005 Equity Incentive Plan (the 2005 Plan) and reserved 1,776,238 shares of CCS common stock for issuance under the 2005 Plan.  CCS granted options to certain of its officers under the 2005 Plan to purchase an aggregate of 1,090,095 shares of CCS common stock at $0.30 per share.  These options were assumed by CareGuide as part of the PATY Merger and were converted into options to purchase an aggregate of 1,399,290 shares of CareGuide common stock at an exercise price of $0.2337 per share, based on the exchange ratio for CareGuide’s common stock in the PATY Merger.  The options granted under the 2005 Plan and assumed by CareGuide have a term of ten years from the date of grant.  The options were accelerated in connection with the PATY Merger so that they were 25% vested as of January 25, 2006 and vest in 36 monthly installments thereafter.  CareGuide recorded approximately $99,000 and $66,000 in compensation expense associated with these grants during the year ended December 31, 2007 and nine months ended December 31, 2006, respectively.  As of December 31, 2007, options to purchase 1,272,082 shares of the Company’s common stock were outstanding under the 2005 Plan.

14. Stock Options and Warrants (continued)

As a result of the PATY Merger, CareGuide continues to administer the PATY 1995 Stock Option Plan (the PATY Plan).  As of December 31, 2007, there were options to purchase 53,500 shares of the Company's common stock outstanding under the PATY Plan, with a weighted average exercise price of $2.80 per share. The PATY Plan expired in 2005 and no further grants of options may be awarded under the PATY Plan.

In March 2007, the Company’s board of directors approved a 2007 Equity Incentive Plan (the “2007 Plan”) subject to approval of the stockholders of the Company, and the 2007 Plan was adopted by the Company’s stockholders in June 2007.  The Company has reserved 7,000,000 shares of its common stock for issuance under the terms of the 2007 Plan.  As of December 31, 2007, options to purchase 4,927,055 shares of the Company’s common stock were outstanding at a weighted-average purchase price of $0.44 per share.  Options granted under the 2007 Plan generally vest over a period of 4 years and have a term of ten years from the date of grant.  During the year ended December 31, 2007, the Company recognized compensation expense of $233,000 related to options granted under the Plan.

The non-qualified options granted to employees and outside directors under the 2007 Plan become exercisable over periods of 0.25 to 4 years and expire after 10 years.  The fair value of each option award granted is estimated on the date of grant using the Black-Scholes valuation model that uses the assumptions noted in the following table.  Volatility is calculated using an analysis of the Company’s historical volatility.  The expected lives of options are determined based on the Company’s historical exercise experience.  The Company believes the historical experience method is the best estimate of future exercise patterns currently available.  The risk-free interest rates are determined using the implied yield currently available for zero-coupon U.S. government issues with a remaining term equal to the expected life of the options.  The expected dividend yields are based on the approved annual dividend rate in effect and current market price of the underlying common stock at the time of grant.

2007

Weighted average grant date fair value	$0.32

Weighted average assumptions used:
Expected volatility	74.10%
Risk free interest rate	4.69%
Forfeiture rate	7.05%
Expected lives	7 years

A summary of the status of and the changes in the options outstanding under all plans maintained by CareGuide during the year ended December 31, 2007 and nine months ended December 31, 2006 is presented below.

	Shares	Weighted Average Exercise Price
Outstanding at March 31, 2006	1,847,367	$0.86
Forfeited	(120,449)	(2.79)
Outstanding at December 31, 2006	1,726,918	0.72
Granted	6,163,525	0.44
Forfeited	(1,637,806)	(0.83)
Outstanding at December 31, 2007	6,252,637	$0.42

14. Stock Options and Warrants (continued)

The following table summarizes information about options outstanding at December 31, 2007:

Options Outstanding				Options Exercisable
Range of Exercise Prices	Number Outstanding	Remaining Contractual Life (in Years)	Weighted Average Exercise Price	Number Exercisable	Weighted Average Exercise Price

$0.23	1,272,082	7.3	$0.23	954,061	$0.23
0.24-0.46	4,927,055	9.5	0.44	218,750	0.45
2.80	53,500	6.9	2.80	53,500	2.80
$0.23 - $2.80	6,252,637			1,226,311

As of December 31, 2007, there was no intrinsic value related to the options outstanding and approximately $1,662,000 in unrecognized stock compensation to be recognized over a weighted average period of 3.4 years.

During the year ended December 31, 2007, the Company issued a warrant to purchase up to 100,000 shares of CareGuide's common stock at $0.55 per share to a director of the Company.  Such warrant provides that 25,000 shares shall become exercisable on each of December 8, 2007, 2008, 2009 and 2010 and that the warrant must be exercised on or before December 8, 2016.  During the nine months ended December 31, 2006, the Company issued a warrant to purchase up to 100,000 shares of CareGuide's common stock at $0.76 per share to a director of the Company.  Such warrant provides that 25,000 shares shall become exercisable on each of August 16, 2007, 2008, 2009 and 2010 and that the warrant must be exercised on or before August 16, 2016.

Additionally, as described in Note 9, certain investors have guaranteed the Company’s obligations under a Line of Credit.  As compensation for the guarantees, the Company expects to issue warrants to these stockholders during 2008 that will be exercisable for shares of common stock and which will vest based on the outstanding balance of the Line of Credit through its maturity date.  The Company has recorded expense based upon the anticipated terms of the warrants.

14. Stock Options and Warrants (continued)

The common stock warrants outstanding (including the warrants anticipated to be issued as described above) and exercisable as of December 31, 2007 and December 31, 2006 are as follows:

	Warrants outstanding at
	December 31, 2007		December 31, 2006
	Shares	Weighted average exercise price	Shares	Weighted average exercise price
Warrants outstanding
Common Stock	4,089,536	$0.51	1,189,536	$1.12
Warrants exercisable
Common Stock	1,139,536	1.14	1,089,536	1.16

As of December 31, 2007, the Company has approximately $368,000 of unrecognized expense related to warrants outstanding.  There were no warrants outstanding to purchase any preferred stock of the Company as of December 31, 2007 or 2006.

15. Commitments and Contingencies

Commitments

The Company has operating lease agreements principally for its corporate office space and for certain contract site offices. Future minimum lease payments for the next five years under noncancelable operating leases as of December 31, 2007 are as follows (dollars in thousands):

Year Ending December 31,	Operating Leases	Non- Cancelable Subleases	Net

2008	$2,092	$(711)	$1,381
2009	2,020	(739)	1,281
2010	1,315	(436)	879
2011	586	-	586
2012	506	-	506
Total	$6,519	$(1,886)	$4,633

The table above includes lease payments and related sublease rental income related to leasing arrangements where there is no further economic benefit to the Company and for which a liability is accrued (see Note 9). Net rent expense for the year ended December 31, 2007 and nine months ended December 31, 2006 was approximately $1,850,000 and $803,000, respectively.  Included in rent expense for the year ended December 31, 2007 was a charge of approximately $999,000 related to the abandonment of the Company’s Rochester, New York location.

15. Commitments and Contingencies (continued)

Employment Agreements

The Company has entered into employment agreements with certain management employees, which include, among other things, annual base salaries, non-competition provisions, salary continuation benefits, performance bonuses based upon the overall profitability of the Company and certain other non-cash benefits, including life, health and disability insurance. Employment agreements are automatically renewed for successive one-year terms.  The employment agreement for one executive officer provides that the executive be issued additional options in order for him to maintain an interest in 2.25% of the Company on a fully diluted basis through June 2008.

Call Option Liability

The Company is party to a call option agreement with an underwriter which entitles the holder to purchase up to 153,518 shares of ACSH common stock from the Company for $6.00 per share at any time until October 31, 2010. The option was granted in connection with an offering of the Company's securities underwritten by the holder. The 153,518 shares held for trading are valued at market price, and the call option is considered a derivative instrument and is carried at its estimated fair value.  The estimated fair value of the call option liability was approximately $78,000 and $48,000 at December 31, 2007 and December 31, 2006, respectively, and is included in accounts payable and accrued expenses.  The fair value of the call option is determined using the Black-Scholes method using the following assumptions:

	December 31, 2007	December 31, 2006
Volatility	71.3%	83.7%
Interest rate	3.34%	4.72%
Average life	1.42 years	1.88 years

Changes to the fair market value of the trading portfolio and the call option obligation are recognized in the accompanying consolidated statement of operations.

As of December 31, 2007, the Company held 166,610 shares of ACSH common stock and has designated 153,518 shares as trading securities because these shares would be used to satisfy the call option.

Provisions of Contractual Arrangements

The Company has entered into contracts in the ordinary course of business which include reconciliation or savings sharing provisions. In such contracts, savings achieved by the Company against contractual benchmarks are measured to determine a potential penalty or bonus to be paid by or to the Company. No additional revenue is recognized under the contractual provisions until the amount is estimable and realization is reasonably assured. At this time, the Company has no losses under such arrangements which appear to be probable of assertion and for which a reasonable estimate can be determined.

Litigation

The Company resolved a dispute with Oxford during the nine months ended December 31, 2006, which is described in Note 6.

The Company is subject to claims and suits arising in the ordinary course of business. In the opinion of management, the ultimate resolution of such pending legal proceedings will not have a material adverse effect on the Company’s results of operations or financial position.

16. Quarterly Results (unaudited)

The following is a summary of the unaudited interim results of operations by quarter (dollars in thousands, except per share amounts).

	First(1)	Second	Third	Fourth(2)
Year ended December 31, 2007:
Revenues	$8,171	$4,925	$4,632	$4,518
Gross profit	1,436	1,387	3,012	1,562
Net loss - continuing operations	(2,722)	(3,367)	(1,219)	(9,340)
Net income (loss) - discontinued operations	3	54	(2)	(1)
Net loss	(2,719)	(3,313)	(1,221)	(9,341)
Net loss per common share-basic and diluted:
Loss from continuing operations	(0.04)	(0.05)	(0.02)	(0.14)
Discontinued operations	-	-	-	-
Net loss	(0.04)	(0.05)	(0.02)	(0.14)

Nine months ended December 31, 2006:
Revenues	-	$13,797	$13,751	$13,790
Gross profit	-	3,908	2,951	3,050
Net income (loss) - continuing operations	-	204	(85)	(725)
Net (loss) income - discontinued operations	-	(286)	711	250
Net (loss) income	-	(82)	626	(475)
Net income (loss) per common share-basic and diluted:
Income (loss) from continuing operations	-	-	-	(0.01)
Discontinued operations	-	-	0.01	-
Net income (loss)	-	-	0.01	(0.01)

(1)
During the nine months ended December 31, 2006, the Company changed its fiscal year end from March 31, to December 31 and, therefore, the period ended December 31, 2006 only contains three fiscal quarters.

(2)	Net loss from continuing operations for the fourth quarter 2007 was adversely impacted by a goodwill impairment charge of $7,523,000.

Annex E-2
CareGuide, Inc. and Subsidiaries
Unaudited Financial Statements
For the Three and Nine Months Ended
September 30, 2008 and 2007

1

PART I – FINANCIAL INFORMATION
Item 1. Financial Statements

CareGuide, Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except shares and par values)

	September 30,	December 31,
	2008 (unaudited)	2007
Assets
Current assets:
Cash and cash equivalents	$1,395	$1,014
Restricted cash available for current liabilities	200	868
Securities available for sale	-	42
Securities held for trading	9	491
Accounts receivable, net of allowance for doubtful accounts of $129 and $712, respectively	2,784	1,779
Prepaid expenses and other current assets	288	362
Current assets of discontinued operations	197	334
Total current assets	4,873	4,890
Property and equipment, net	1,591	2,087
Intangibles and other assets, net	3,993	4,451
Goodwill	25,349	25,349
Restricted cash	300	300
Total assets	$36,106	$37,077

Liabilities and stockholders’ equity
Current liabilities:
Claims payable	$52	$167
Line of credit	8,493	500
Accounts payable and accrued expenses	5,229	5,679
Deferred revenue	87	232
Current tax liability	70	250
Current portion of lease obligations	855	453
Current liabilities of discontinued operations	129	360
Total current liabilities	14,915	7,641

Long-term liabilities:
Line of credit	-	8,000
Notes payable	7,103	6,847
Lease obligations, net of current portion	386	1,637
Deferred tax liability	7	7
Total liabilities	22,411	24,132
Stockholders’ equity:
Series A convertible preferred stock, $.01 par value, 6,250,000 shares authorized; 6,250,000 and 1,562,500 shares issued and outstanding, respectively	3,915	938
Common stock, $.01 par value 100,000,000 shares authorized; 67,538,976 shares issued and outstanding	675	675
Additional paid-in capital	64,329	63,343
Accumulated other comprehensive loss	-	(30)
Accumulated deficit	(55,224)	(51,981)
Total stockholders’ equity	13,695	12,945
Total liabilities and stockholders’ equity	$36,106	$37,077

See notes to unaudited consolidated financial statements.

2

CareGuide, Inc. and Subsidiaries
Consolidated Statements of Operations (unaudited)
(Shares and dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Revenues:
Capitation revenue	$-	$-	$-	$3,032
Administrative and fee revenue	6,192	4,632	17,185	14,696
Total revenues	6,192	4,632	17,185	17,728
Cost of services – direct service costs, excluding depreciation and amortization of:
$566, $578, $1,614 and $1,602, respectively	3,900	1,620	11,286	11,893
Gross profit	2,292	3,012	5,899	5,835

Operating costs and expenses:
Selling, general and administrative expense	2,713	2,263	6,416	8,005
Restructuring costs	(355)	992	(355)	1,692
Depreciation and amortization	582	737	1,816	2,238
Total operating costs and expenses	2,940	3,992	7,877	11,935

Operating loss from continuing operations	(648)	(980)	(1,978)	(6,100)

Other income (expense):
Interest and other income	8	20	37	153
(Loss) gain on sale of investments and trading portfolio	(2)	138	(196)	101
Interest expense	(394)	(270)	(1,025)	(1,250)
Loss from continuing operations before income taxes and discontinued operations	(1,036)	(1,092)	(3,162)	(7,096)

Income tax expense	-	(127)	(12)	(212)
Loss from continuing operations	(1,036)	(1,219)	(3,174)	(7,308)
Income (loss) from discontinued operations	49	(2)	95	55
Net loss	(987)	(1,221)	(3,079)	(7,253)
Accretion of preferred stock	(75)	-	(165)	-
Net loss attributable to common stockholders	$(1,062)	$(1,221)	$(3,244)	$(7,253)
Net comprehensive loss attributable to common stockholders	$(1,062)	$(1,209)	$(3,214)	$(7,230)
Net loss per common share-basic and diluted:
Loss from continuing operations	$(0.02)	$(0.02)	$(0.05)	$(0.11)
Discontinued operations	-	-	-	-
Net loss	$(0.02)	$(0.02)	$(0.05)	$(0.11)

Weighted average common shares outstanding:
Basic	67,539	67,539	67,539	67,539
Diluted	67,539	67,539	67,539	67,539

See notes to unaudited consolidated financial statements.

3

CareGuide, Inc. and Subsidiaries
Consolidated Statements of Cash Flows (unaudited)
(Dollars in thousands)

	Nine months ended September 30,
	2008	2007
Cash used in operations:
Net loss	$(3,079)	$(7,253)
Adjustments to reconcile net loss to net cash used in continuing operations:
Depreciation and amortization	1,816	2,238
Stock option compensation	635	224
Amortization of warrants	351	436
Change in value of trading portfolio	225	(101)
Loss on sale of available for sale portfolio	50	-
Increase in accrued interest expense on note payable	256	243
(Increase) decrease in accounts receivable	(1,005)	1,594
Decrease in prepaid expenses and other assets	89	207
Decrease in claims payable	(115)	(6,981)
(Decrease) increase in accounts payable and accrued expenses	(450)	3,140
Decrease in deferred revenue	(145)	(1,285)
Decrease in current tax liability	(180)	(50)
Accrual of (reduction of) lease obligation	(578)	482
Decrease in current assets of discontinued operations	137	-
Decrease in current liabilities of discontinued operations	(231)	(56)
Net cash used in operating activities	(2,224)	(7,162)

Cash provided by investing activities:
Purchases of property and equipment	(406)	(769)
Restricted deposits, net	668	2,813
Collection of notes receivable	-	310
Cash used in acquisitions	-	(62)
Proceeds from sale of investments	279	-
Net cash provided by investing activities	541	2,292

Cash provided by (used in) financing activities:
Preferred stock issuance	2,813	-
Principal payments of capital lease obligations	(271)	(3)
Net borrowings/(payments) under line of credit facilities	(7)	-
Payment of private financing costs	(471)	-
Net cash provided by (used in) financing activities	2,064	(3)

Net increase (decrease) in cash and cash equivalents	381	(4,873)
Cash and cash equivalents, beginning of period	1,014	5,975
Cash and cash equivalents, end of period	$1,395	$1,102

Continued on next page.

4

Supplemental cash flow information (dollars in thousands):

	Nine months ended September 30, 2008	Nine months ended September 30, 2007
Cash paid for interest	$437	$563
Cash paid for taxes	192	261

Supplemental disclosure of non-cash operating and investing activities:
Accretion of preferred stock dividends	165	-
Unrealized gain on securities held for sale	-	23

See notes to unaudited consolidated financial statements.

5

CAREGUIDE, INC. AND SUBSIDIARIES

Notes to Unaudited Consolidated Financial Statements for the three and nine month periods ended September 30, 2008

1. Organization and Description of Business

The accompanying financial statements for the three and nine months ended September 30, 2008 and 2007 are unaudited and reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for these interim periods.  These financial statements should be read in conjunction with the audited financial statements, and notes thereto, for the year ended December 31, 2007.  The results of operations for the three and nine months ended September 30, 2008 are not necessarily indicative of the results for the entire year.

CareGuide, Inc. (the “Company” or “CareGuide”) is a population health management company that provides a full range of healthcare management services to health plans, work/life companies, government entities, and self-funded employers to help them to reduce health care costs while improving the quality of care for the members.  The Company has approximately 80 customers across the United States.

The Company’s services may be provided under a variety of contractual arrangements, including capitation, fee-for-service, and case rates. The Company terminated all capitated risk contracts as of January 31, 2007.  CareGuide also provides case management and disease management for administrative fees only. Contracts may include performance bonuses and shared cost savings arrangements.

2. Business Operations

The Company realized a net loss of approximately $1.0 million and $3.1 million for the three and nine months ended September 30, 2008, respectively, and had a working capital deficit of $10.0 million at September 30, 2008. The Company’s ability to continue as a going concern is dependent upon achieving profitability from future operations sufficient to maintain adequate working capital. These financial statements have been prepared assuming the Company will continue as a going concern. Until the Company has sufficient profitable operations or other revenue-generating activities to be self-sufficient, the Company will remain dependent on other sources of capital.

Currently, such capital has been obtained from the issuance of preferred stock and borrowings from a financial institution. Between December 2007 and May 2008, the Company issued preferred stock to certain of its primary investors, including certain of its directors, for gross proceeds of $3.75 million.  The holders of the preferred stock have also guaranteed the majority of borrowings from the financial institution through January 1, 2009 (see Note 4) and certain of these investors have committed to provide additional funding of up to $1.0 million to the Company, if required, through January 1, 2009.

6

2. Business Operations (continued)

As described in Note 4, the Company has an $8.0 million revolving line of credit (the "Line of Credit") with an outside lender for working capital purposes and a second credit facility (“Revolving Line B”) with the same lender under which the Company may borrow up to an additional amount equal to the lesser of a specified amount or a percentage of its eligible accounts receivable.  A total of $8.5 million is due and payable to the Company’s lender on January 1, 2009 under these facilities. The Company does not currently anticipate that it will be able to satisfy its obligations under the Line of Credit or Revolving Line B with operating cash.  As a result, the Company expects that it will be necessary to restructure the Line of Credit and Revolving Line B or to find an alternative lender before maturity of these facilities. There can be no assurance that the Company will be able to restructure the Line of Credit or Revolving Line B on terms favorable to it or at all prior to their current maturity dates.  If the Company is successful in negotiating an extension and/or increase in the Line of Credit and Revolving Line B, the Company believes that all or a portion of its obligations will continue to be guaranteed by certain of its subsidiaries as well as certain of its principal stockholders, which may be different from the stockholders that currently guarantee the Company’s obligations under the Line of Credit.  The Company also anticipates that it would be required to provide consideration, which the Company believes would likely be in the form of warrants to purchase shares of its common stock, to any guarantors of the extended credit facilities as compensation for their guarantees, and the Company's stockholders would experience dilution of their ownership to the extent that the Company issues any such warrants.  Any such dilution could be substantial.  The fair market value of any such warrants would be expensed over the life of the extension of the related credit facility.

Management’s plans for dealing with the adverse effects of its current inability to generate sufficient revenues or profitable operations include entering into contracts with additional customers, achieving positive gross margins by renegotiating under-performing contracts, reducing operating expenses by challenging staffing levels at all of the Company’s locations and considering strategic partnerships with other healthcare companies. However, there can be no assurance that the Company will be successful in any of these activities or in achieving positive financial results in the future.

As described in Note 7 below, in July 2008, the Company announced its intent to go private upon the consummation of a reverse/forward stock split.

3. Summary of Significant Accounting Policies

Risks and Uncertainties

The Company’s business could be impacted by continuing price pressure on new and renewal business, the Company’s ability to effectively control provider costs, additional competitors entering the Company’s markets and changes in federal and state legislation or governmental regulations. Changes in these areas could adversely impact the Company’s financial position, results of operations and/or cash flows in the future.

Depreciation and Amortization

The Company reports all depreciation and amortization expense as an operating expense. For the three months ended September 30, 2008 and 2007, the reported amounts included $566,000 and $578,000, respectively, of depreciation and amortization expenses that were attributable to cost of services. For each of the nine month periods ended September 30, 2008 and 2007, the reported amounts included $1.6 million of depreciation and amortization expenses that were attributable to cost of services.

7

3. Summary of Significant Accounting Policies (continued)

Restricted Cash

In connection with certain office leases, the Company is required to maintain letters of credit and has secured these letters of credit by establishing certificates of deposit and money market accounts totaling $500,000 at September 30, 2008.  These accounts are included in restricted cash in the consolidated balance sheets.

The portion of restricted cash that is available and that the Company intends to use to satisfy current liabilities is included in current assets. The fair value of restricted cash approximates its carrying value.

Long-Lived Assets

In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes SFAS No. 121 and the accounting and reporting provisions of Accounting Principles Board (APB) Opinion No. 30, Reporting the Results of Operations, for a disposal of a segment of a business. The Company periodically reviews the carrying value of its long-lived assets to assess recoverability and impairment.  The Company recorded no impairments during the three or nine months ended September 30, 2008 and 2007.

Fair Value Measurements

As discussed below, the Company adopted SFAS No. 157, Fair Value Measurements, on January 1, 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value. It also establishes a hierarchy for determining fair value measurement. The hierarchy includes three levels and is based upon the valuation techniques used to measure assets and liabilities. The three levels are as follows:

Level 1 – Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in markets;

Level 2 – Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument; and

Level 3 – Inputs to the valuation methodology are unobservable and significant to the fair value measurement

As of September 30, 2008, the Company has securities held for trading totaling $9,000 which are valued using quoted market pricing under the Level 1 methodology described above.

8

3. Summary of Significant Accounting Policies (continued)

Revenue and Major Customers

Administrative fees are recognized during the period in which case management, utilization management, and disease management services are provided. Fee-for-service revenues are recognized during the period in which the related services are provided to members. Fees received in advance are deferred and ultimately recognized in the period in which the Company is obligated to provide service to members.

For the three and nine months ended September 30, 2008, 33.2% and 31.0%, respectively, of the Company’s total revenue was earned under contracts with Blue Cross Blue Shield of Michigan compared to 25.4% and 19.8%, respectively, of the Company’s total revenue earned under contracts with Blue Cross Blue Shield of Michigan for the three and nine months ended September 30, 2007.  For the three and nine months ended September 30, 2008, 18.5% and 17.8%, respectively, of the Company’s total revenue was earned under contracts with Anthem.  For the three and nine months ended September 30, 2007, 9.7% and 6.8%, respectively, of the Company’s total revenue was earned under contracts with Anthem.  During the quarter ended June 30, 2008, the Company received notification from Anthem of its intention to terminate its contract with the Company in six months.  For the nine months ended September 30, 2007, 17.1% of the Company’s total revenue was earned under contracts with Aetna Health Plans (Aetna). The Company’s capitated risk contacts with Aetna were terminated effective January 31, 2007. Other than these customers, no single customer accounted for more than 10% of the Company’s total revenue for the three or nine months ended September 30, 2008 or 2007.

Direct Service Costs

Direct service costs are comprised principally of expenses associated with providing the Company’s services, including third-party network provider charges. The Company’s direct service costs require pre-authorization and are recognized in the month in which services are rendered. Network provider charges for authorized services that have not been billed to the Company, known as incurred but not reported expenses, are estimated and accrued based on the Company’s historical experience, current enrollment statistics, patient census data, adjudication decisions and other information. The liability for such costs is included in the caption “Claims payable” in the accompanying consolidated balance sheets.

Income Taxes

The Company and its subsidiaries file federal tax returns on a consolidated basis, and certain of its subsidiaries file state income tax returns on a separate basis. The Company’s provision for income taxes includes federal and state income taxes currently payable and changes in deferred tax assets and liabilities, excluding the establishment of deferred tax assets and liabilities related to acquisitions. Deferred income taxes are accounted for in accordance with SFAS No. 109, Accounting for Income Taxes, and represent the estimated future tax effects resulting from temporary differences between financial and tax reporting bases of certain assets and liabilities. In addition, future tax benefits, such as net operating loss (NOL) carryforwards, are required to be recognized to the extent that realization of such benefits is more likely than not. Deferred tax assets are reduced by a valuation allowance when, in the opinion of the management, it is more likely than not that some or all of the deferred tax assets will not be realized.

9

3. Summary of Significant Accounting Policies (continued)

Stock-Based Compensation Plans

The Company accounts for stock-based compensation in accordance with Statement of Financial Accounting Standard (“SFAS”) No. 123(Revised), Share-Based Payment (“SFAS No. 123(R)”), which established accounting standards for transactions in which an entity exchanges its equity instruments for goods or services. SFAS No. 123(R) also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments, or that may be settled by the issuance of those equity instruments. SFAS No. 123(R) covers a wide range of share-based compensation arrangements including stock options, restricted stock plans, performance-based stock awards, stock appreciation rights, and employee stock purchase plans. During the three and nine months ended September 30, 2008 the Company recorded $444,000 and $635,000, respectively, in stock-based compensation expense for stock options in accordance with SFAS No. 123(R). During the three and nine months ended September 30, 2007 the Company recorded $127,000 and $224,000, respectively, in stock-based compensation expense for stock options in accordance with SFAS No. 123(R).

Goodwill and Indefinite Lived Intangible Assets

The Company accounts for business combinations in accordance with SFAS No. 141, Business Combinations (“SFAS No. 141”), and goodwill and other intangible assets in accordance with SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS No. 142”). SFAS No. 141 requires that the purchase method of accounting be used for all business combinations. SFAS No. 141 also specifies criteria intangible assets acquired in a purchase method business combination must meet in order to be recognized and reported apart from goodwill, noting that any purchase price allocable to an assembled workforce may not be accounted for separately. SFAS No. 142 requires that goodwill and intangible assets with indeterminable useful lives not be amortized, but instead tested for impairment at least annually in accordance with the provisions of SFAS No. 142. SFAS No. 142 also requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment.

The Company performed a goodwill and intangible asset impairment test as of December 31, 2007.  Based on an independent valuation of the Company’s goodwill on its balance sheet as of December 31, 2007, the Company recognized a loss from the impairment of its goodwill of approximately $7,523,000 during the year ended December 31, 2007. The fair value of the goodwill was estimated using a combination of valuation methods, including the expected present value of future cash flows, comparison to guideline companies and analysis of the Company’s stock.  The Company performs an annual goodwill and intangible asset impairment test as of March 31 each year.  At March 31, 2008, the Company tested goodwill and intangible assets with indeterminable useful lives for impairment and determined that no further impairment had occurred.

Recently Issued Accounting Pronouncements

In September 2006, FASB issued FASB Statement No. 157, Fair Value Measurements (“SFAS No. 157”).  SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.   SFAS No. 157 also emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and sets out a fair value hierarchy, with the highest priority being quoted prices in active markets.  Under SFAS No. 157, fair value measurements are disclosed by level within that hierarchy.  The requirements of SFAS No. 157 are effective for the Company’s fiscal year beginning January 1, 2008.  However, in February 2008, the FASB decided that an entity need not apply SFAS No. 157 to nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis until the subsequent year.  Accordingly, the Company’s adoption of SFAS No. 157 on January 1, 2008 is limited to financial assets and liabilities, and any nonfinancial assets and liabilities recognized or disclosed at fair value on a recurring basis.  The adoption of SFAS No. 157 had no material effect on the Company’s financial position, results of operations or cash flows.

10

3. Summary of Significant Accounting Policies (continued)

In February 2007, FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115 ("SFAS No. 159").  SFAS No. 159 permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions.  SFAS No. 159 is expected to expand the use of fair value measurement, which is consistent with FASB’s long-term measurement objectives for accounting for financial instruments.  SFAS No. 159 is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements. The adoption of SFAS No. 159 as of January 1, 2008 had no material effect on the Company’s financial position, results of operations or cash flows.

In May 2008, FASB issued SFAS No. 162, The Hierarchy of Generally Accepted Accounting Principles (“SFAS No. 162”). SFAS No. 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles (“GAAP”) in the United States (the GAAP hierarchy). The hierarchical guidance provided by SFAS No. 162 did not have a significant impact on the Company’s financial statements.

11

3. Summary of Significant Accounting Policies (continued)

Net Loss Per Share

For the three and nine months ended September 30, 2008, the calculations of basic and diluted net loss per share were based on loss attributable to common stockholders of $1,062,000 and $3,244,000, respectively, and a basic and diluted weighted average number of common shares outstanding of 67,538,976 for each of these periods.  For the three and nine months ended September 30, 2007, the calculations of basic and diluted net loss per share were based on loss attributable to common stockholders of $1,221,000 and $7,253,000, respectively, and a basic and diluted weighted average number of common shares outstanding of 67,538,976 for each of these periods.  The computation of fully diluted loss per share for all periods presented excluded common stock equivalents, such as, options, warrants and convertible preferred stock, because the effect would have been anti-dilutive due to the net losses from continuing operations in those periods.  The calculation of the Company’s net loss per share for the three and nine months ended September 30, 2008 and 2007 is as follows (shares and dollars in thousands, except per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Loss from continuing operations	$(1,036)	$(1,219)	$(3,174)	$(7,308)
Dividends and accretion of preferred stock	(75)	-	(165)	-
Net loss attributable to common stockholders from continuing operations	(1,111)	(1,219)	(3,339)	(7,308)
Income (loss) from discontinued operations	49	(2)	95	55
Net loss attributable to common stockholders	$(1,062)	$(1,221)	$(3,244)	$(7,253)

Weighted average common stock outstanding - basic	67,539	67,539	67,539	67,539
Weighted average common stock outstanding - diluted	67,539	67,539	67,539	67,539

Net loss per share, basic and diluted, continuing operations	$(0.02)	$(0.02)	$(0.05)	$(0.11)
Income per share, basic and diluted, discontinued operations	-	-	-	-
Net loss per share, basic and diluted	$(0.02)	$(0.02)	$(0.05)	$(0.11)

12

4.  Long-Term Obligations

Line of Credit

The Company has an $8.0 million revolving line of credit (the "Line of Credit") with an outside lender for working capital purposes. The Line of Credit bears interest at the outside lender’s prime rate plus 1.0%, which was 6.00% and 8.75% at September 30, 2008 and 2007, respectively, and is scheduled to mature on January 1, 2009. The Line of Credit is collateralized by substantially all of the Company’s assets, including its investment in all of its subsidiaries. In addition, the outside lender required that the Company obtain unconditional guarantees (the "Guarantees") from several of its primary investors (the “Guarantors”). Under the terms of the Guarantees, each participating Guarantor unconditionally and irrevocably guarantees prompt and complete payment of its pro rata share of the amount the Company owes under the Line of Credit.  At September 30, 2008, the full balance of $8.0 million was outstanding under the Line of Credit.

In September 2007, the Company obtained a second credit facility with the same lender (“Revolving Line B”), under which the Company may borrow up to an additional amount equal to the lesser of (a) $1.0 million or (b) 75% of its eligible accounts receivable.  Revolving Line B is collateralized by certain accounts receivable of the Company.  Any amounts borrowed under Revolving Line B bear interest at the lender’s prime rate plus 2.0%, and all outstanding amounts under Revolving Line B are also due on January 1, 2009.  As of September 30, 2008, $493,000 had been drawn on Revolving Line B, and the interest rate on this facility was 7.00%.  As of September 30, 2008, an additional approximately $507,000 under Revolving Line B was available. Any additional amounts borrowed under Revolving Line B would be limited to the amount indicated by a borrowing base calculation completed at the time of the borrowing request.

The loan agreement underlying the Line of Credit and Revolving Line B contains representations and warranties and affirmative and negative covenants that are customary for credit facilities of this type.  The agreement also requires the Company to maintain certain EBITDA financial covenants, such that the Company is required to earn EBITDA (as defined in the loan agreement) of not less than the applicable amounts set forth in the agreement on a trailing six-month basis. The Line of Credit and Revolving Line B could restrict the Company’s ability to, among other things, sell certain assets, change our business, engage in a merger or change in control transaction, incur debt, pay cash dividends, make investments and encumber assets.  The loan agreement also contains events of default that are customary for credit facilities of this type, including payment defaults, covenant defaults, insolvency type defaults and events of default relating to liens, judgments, material misrepresentations and the occurrence of certain material adverse events.

During the fourth quarter of 2007 and through April 2008, the Company was in violation of certain of the loan covenants. In May 2008, the Company entered into an amendment to the loan agreement with the lender, as part of which the lender waived the Company’s failure to comply with the loan covenants during this period.

13

4.  Long-Term Obligations (continued)

As compensation for the Guarantees, on July 1, 2008, the Company issued warrants to purchase common stock to the Guarantors.  As compensation for the period from October 1, 2007 to April 30, 2008, the Guarantors were issued warrants (the “Initial Warrants”) to purchase an aggregate of 1,306,667 shares of Common Stock at an exercise price of $0.25 per share. As compensation for the period from May 1, 2008 to December 31, 2008, the Guarantors were and are to be issued warrants to purchase shares of Common Stock for each calendar month (each, a “Monthly Warrant” and collectively, the “Monthly Warrants”). Each Monthly Warrant is exercisable for a number of shares of the Company’s common stock equal to (i) 0.00583 times (ii) the principal balance outstanding under the Line of Credit as of the close of business on the last day of the immediately preceding month, divided by (iii) the product of (x) the closing price of the Company’s common stock as of the last day of the immediately preceding month (the “Monthly Stock Price”) times (y) 125%. The exercise price of each Monthly Warrant will be equal to 125% times the Monthly Stock Price. In no event, however, may the Monthly Stock Price be less than $0.01 per share for purposes of the Monthly Warrants.

On July 1, 2008, as compensation for the calendar months of May, June and July, the Company issued Monthly Warrants to the Guarantors to purchase an aggregate of 1,776,762 shares of Common Stock. Of these Monthly Warrants, warrants to purchase 1,243,734 shares have an exercise price of $0.075 per share and warrants to purchase 533,028 shares have an exercise price of $0.0875 per share.  On August 1, 2008, as compensation for August, the Company issued Monthly Warrants to the Guarantors to purchase an aggregate of 327,298 shares of Common Stock at an exercise price of $0.1425 per share. On September 1, 2008, as compensation for September, Monthly Warrants to purchase 324,452 shares of Common Stock at an exercise price of $0.14375 per share were issued.  On October 1, 2008, as compensation for October, Monthly Warrants to purchase 287,015 shares of Common Stock at an exercise price of $0.1625 per share were issued.  On November 1, 2008, as compensation for November, Monthly Warrants to purchase 339,200 shares of Common Stock at an exercise price of $0.1375 per share were issued.

The Company will issue additional Monthly Warrants to the Guarantors on December 1, 2008, with the number of shares underlying such warrants and the exercise prices thereof to be determined in the manner described above. Each of the Initial Warrants and the Monthly Warrants are being apportioned among the Guarantors pro rata, based on the amount of each such Guarantor’s respective guaranty of the maximum amount under the Line of Credit. Each such warrant is fully exercisable upon issuance and is exercisable until the close of business on October 1, 2012.

The Company estimated the value of the warrants to be issued as compensation for the period through September 30, 2008 under the Black-Scholes model.  The Company recognized interest expense of approximately $120,000 and $280,000 during the three and nine months ended September 30, 2008, respectively, relating to these warrants.   The Company estimates that it will record an additional $104,000 in interest expense related to the warrants issued in October, November and December related to these Guarantees.

14

4.  Long-Term Obligations (continued)

Convertible Notes Issued in Haelan Merger

In December 2006, the Company acquired its subsidiary Haelan Corporation (“Haelan”) by merger of a subsidiary of the Company with and into Haelan.  The merger agreement relating to this transaction (the “Haelan Merger Agreement”) provided for the issuance of $6.5 million in aggregate principal amount of convertible promissory notes of CareGuide (the “Convertible Notes”). The Convertible Notes are subordinated to the rights to prior payment of the Company's senior lender under the Line of Credit and Revolving Line B. The Convertible Notes carry an interest rate of 5% per year, compounding annually, mature on December 8, 2009 and are convertible at maturity into shares of common stock of CareGuide, valued based upon the average closing price of the common stock for the 20 consecutive trading days ending on the date prior to conversion.  The maturity date of the Convertible Notes may be accelerated in the event of a sale transaction, as defined in the Convertible Notes, involving the Company.

In the event that the average closing price of the common stock of the Company for the 20 consecutive trading days ending on the date prior to conversion is equal to or greater than $1.50 per share, the outstanding principal and accrued interest under the Convertible Notes will automatically convert into shares of common stock at $1.50 per share.  In the event that such average closing price at the time of conversion is less than $1.50 per share, the outstanding principal and accrued interest under the Convertible Notes will convert into shares of common stock at such average closing price, but not less than $1.00 per share, and in such case each holder of a Convertible Note may elect to receive all or a portion of the amounts due under the note in cash in lieu of shares of common stock of CareGuide.  The Company may elect to prepay the amounts then outstanding under the Convertible Notes in cash, subject to the prior approval of the Company’s senior lender under the Line of Credit and Revolving Line B, but upon any such election by the Company, if the average closing price of the Company’s common stock for the 20 consecutive trading days ending on the date prior to conversion is at least $1.00 per share, each holder of a Convertible Note may elect to receive all or any portion of the amounts due under the Convertible Note in the form of shares of common stock valued at such average closing price.

5. Stockholders’ Equity

Capital Stock

The Company is authorized to issue up to 120,000,000 shares of capital stock, 100,000,000 designated as common stock, and 20,000,000 designated as preferred stock.  As of September 30, 2008 and 2007, there were 67,538,976 shares of common stock outstanding.  In July 2008, the Board of Directors and the Company’s directors approved an amendment to the Company’s certificate of incorporation that will have the effect of increasing the authorized number of shares of common stock from 100,000,000 to 200,000,000.  Of the authorized shares of preferred stock, 6,250,000 shares have been designated as “Series A Preferred Stock.”  As of September 30, 2008, there were 6,250,000 shares of Series A Preferred Stock issued and outstanding.  In July 2008, the Board of Directors approved an amendment to the Certificate of Designations for the Series A Preferred Stock that, when it becomes effective, will increase the number of shares designated as Series A Preferred Stock from 6,250,000 shares to 12,916,667 shares.

The Series A Preferred Stock (i) is entitled to cumulative dividends at the rate of 8% per year, payable in arrears semiannually; (ii) is entitled to a liquidation preference equal to its original purchase price plus all accrued and unpaid dividends; (iii) has a preference over the common stock with respect to dividends and distributions; (iv) votes on an as-converted basis with the common stock on matters submitted to common stockholders for approval; and (v) is initially convertible into common stock on a five-for-one basis (subject to adjustment in the event of stock dividends, stock splits, reverse stock splits, recapitalizations, etc. and in the event of certain dilutive issuances by the Company). The consent of the holders of at least two-thirds of the Series A Preferred Stock is required for certain other specified actions including those that alter or change the voting or other powers, preferences, or other special rights, privileges or restrictions of the Series A Preferred Stock so as to affect them adversely.

15

5. Stockholders’ Equity (continued)

The Series A Preferred Stock will be automatically converted into shares of common stock, at the then-effective conversion rate, at any time upon the affirmative election of the holders of at least a majority of the outstanding shares of the Series A Preferred Stock or immediately upon the closing of certain public offerings of the Company’s common stock. Upon such automatic conversion, any accrued and unpaid dividends will be paid in cash or, to the extent sufficient funds are not then legally available, in common stock (at the common stock’s fair market value determined by the Board of Directors as of the date of such conversion).

On July 17, 2008, the Company entered into a Series A Preferred Stock Purchase Agreement (the “Purchase Agreement”) with the Guarantors, pursuant to which the Company has agreed to sell to the Guarantors an aggregate of up to 6,666,667 shares of Series A Preferred Stock, at a price of $0.60 per share, for aggregate gross proceeds of up to $4.0 million.  The additional shares of Series A Preferred Stock to be sold under the Purchase Agreement have rights substantially similar to the currently outstanding Series A Preferred Stock, including an initial conversion rate of five shares of common stock per share.  The closing of the sale and issuance of the Series A Preferred Stock under the Purchase Agreement is subject to a number of conditions, including the completion of the Reverse/Forward Stock Split and the termination of the registration of the Company’s common stock with the Securities and Exchange Commission as further described in Note 7.

2005 Equity Incentive Plan

The Company’s predecessor adopted the CCS Consolidated, Inc. 2005 Equity Incentive Plan (the "2005 Plan").  As of September 30, 2008, options to purchase an aggregate of 1,272,082 shares of the Company’s common stock were outstanding under the 2005 Plan with a weighted average exercise price of $0.23 per share.  All of the options outstanding under the 2005 Plan are fully vested.  254,416 of these options have a term that expires in June 2009.  The remaining 1,017,666 options have a term that expires in July 2018.  No options were granted under the 2005 Plan during the three or nine months ended September 30, 2008 or 2007.  During the three and nine months ended September 30, 2008, the Company recognized compensation expense related to options granted under the 2005 Plan of $65,000 and $97,000, respectively. During the three and nine months ended September 30, 2007, the Company recognized compensation expense related to options granted under the 2005 Plan of $16,000 and $83,000, respectively.

Amended and Restated 1995 Stock Option Plan

The Company administers the Patient Infosystems 1995 Stock Option Plan (the “PATY Plan”).  As of September 30, 2008, there are options outstanding under the PATY Plan to purchase an aggregate of 51,500 shares of the Company's common stock with a weighted average exercise price of $2.80 per share.  The PATY Plan expired in 2005 and no further grants of options may be awarded under the PATY Plan.

2007 Equity Incentive Plan

In March 2007, the Company’s board of directors approved a 2007 Equity Incentive Plan (the “2007 Plan”) subject to approval of the stockholders of the Company, and the 2007 Plan was adopted by the Company’s stockholders in June 2007.  In July 2008, the Company’s Board of Directors approved an amendment to the 2007 Plan to increase the number of shares of common stock reserved for issuance under the 2007 Plan from 7,000,000 shares to 15,000,000 shares.  As of September 30, 2008, options to purchase an aggregate of 9,204,757 shares of the Company’s common stock were outstanding at a weighted-average exercise price of $0.20 per share.  Options granted under the 2007 Plan generally vest over a period of 4 years and have a term of ten years from the date of grant. During the three and nine months ended September 30, 2008, the Company recognized stock-based compensation expense related to options granted under the 2007 Plan of $380,000 and $539,000, respectively. During the three and nine months ended September 30, 2007, the Company recognized $108,000 and $125,000, respectively, of stock-based compensation expense under SFAS No. 123(R) related to the options granted in June 2007.

16

6. Commitments and Contingencies

Commitments

Employment Agreements

The Company has entered into employment agreements with certain management employees, which include, among other things, annual base salaries, non-competition provisions, salary continuation benefits, performance bonuses based upon the overall profitability of the Company and certain other non-cash benefits, including life, health and disability insurance. In July, 2008, the Company entered into an employment agreement with Michael J. Condron under which Mr. Condron will serve as the Executive Vice Chairman and ultimately Chief Executive Officer of the Company.  As part of this employment agreement, Mr. Condron was granted a stock option to acquire 6,315,789 shares of the Company’s common stock. Employment agreements are generally automatically renewable for successive one-year terms.

Also in July, 2008, the Company entered into a transition letter agreement with Chris Paterson, its current Chief Executive Officer.  Under the terms of the letter agreement, all of Mr. Paterson’s stock options will be fully vested and the terms extended when Mr. Paterson’s service with the Company ceases.  In addition, in October 2008, Mr. Paterson was granted stock options to purchase 50,000 shares of common stock in accordance with the terms of the transition letter agreement. He is also entitled to receive additional stock options upon his separation from the Company for a number of shares that allows Mr. Paterson to maintain his current fully-diluted ownership percentage of the Company as of June 30, 2008.  Upon Mr. Paterson’s termination of employment with the Company, he will receive severance pay equal to one times his current annual salary.  Due to the expectation of the transition occurring, the Company has recognized stock-based compensation expense of $305,000 and severance expense of approximately $288,000 related to the transition agreement, which is included in SG&A expenses for the three months ended September 30, 2008.

Provisions of Contractual Arrangements

The Company has entered into contracts in the ordinary course of business which include reconciliation or savings sharing provisions. In such contracts, savings achieved by the Company against contractual benchmarks are measured to determine a potential penalty or bonus to be paid by or to the Company. No additional revenue is recognized under the contractual provisions until the amount is estimable and realization is reasonably assured. The Company has not recorded any losses that appear to be probable of assertion and for which a reasonable estimate can be determined under any such arrangements.

Litigation

The Company is subject to claims and suits arising in the ordinary course of business. In the opinion of management, the ultimate resolution of any currently pending legal proceedings will not have a material adverse effect on the Company’s results of operations or financial position.

17

6. Commitments and Contingencies (continued)

Call Option Liability

As of September 30, 2008, the Company was party to call option agreements with an underwriter and its affiliates, which entitle the holders of the call options to purchase up to 999 shares of American Caresource Holdings, Inc. common stock (“ACSH”) from the Company for $6.00 per share at any time until October 31, 2010.  The call options had been granted in connection with an offering of the Company’s securities underwritten by the one of the holders.  The ACSH shares held for trading are valued at their market price based on the closing price of the ACSH shares as of each balance sheet date, and the call options are considered derivative instruments and are carried at fair value.  The fair value of each call option is determined using the Black-Scholes method using the following assumptions at September 30, 2008:  volatility 54.17%, interest rate 2.08%, average life of 1.04 years.  Changes in the fair market value of the trading portfolio and the call option obligation between each reporting date are recognized in the Company’s consolidated statement of operations.  For the three and nine months ended September 30, 2008, the Company recognized losses of $2,000 and $275,000, respectively, on the sale of available for sale shares and shares held in the trading portfolio.  For the three and nine months ended September 30, 2007, the Company recognized gains of $138,000 and $101,000, respectively, in the trading portfolio.

As of September 30, 2008, the Company held 999 shares of ACSH common stock and has designated the shares as trading securities because these shares would be used to satisfy the remaining call options.

Haelan Earn-Out

The Haelan Merger Agreement also contains an “earn-out” provision under which CareGuide is required to pay additional amounts to the former Haelan securityholders in the event that Haelan’s revenues during the year ended December 31, 2007 exceeded certain threshold amounts.  As of September 30, 2008, the Company calculated and accrued an estimated “earn-out” payable to the Haelan securityholders.  The Company’s calculation is currently under review by the representative of the Haelan securityholders and has not yet been approved.

7.  Reverse/Forward Stock Split and Going Private Transaction

In July 2008, the Company received the written consent from a majority of its stockholders, acting by written consent, approving a reverse stock split (the “Reverse Split”) which is intended to take the Company private. Under the terms of the Reverse Split, each 100,000 shares of the Company’s common stock will be converted into one share of common stock and holders of less than 100,000 shares of common stock prior to the Reverse Split will receive cash in the amount of $0.14 per pre-split share at a total estimated cost of approximately $2.0 million.  The Reverse Split is expected to be financed by the issuance of the Series A Preferred Stock described in Note 5 above.

Following the Reverse Split, the Company will effect a 100,000-for-one forward split (the “Forward Split,” and together with the Reverse Split, the “Reverse/Forward Stock Split”) so that the number of shares held by each holder of at least one share of common stock following the Reverse Split will ultimately be unchanged.

The Company obtained this approval of the holders of a majority of its shares of common stock and a majority of its shares entitled to vote as a class by written consent in accordance with Delaware law. The Company filed a preliminary Information Statement on Schedule 14C under the Securities Exchange Act of 1934, as amended in September 2008.  In response to a review by the Securities and Exchange Commission (“SEC”), the Company filed a revised preliminary Information Statement on Schedule 14C under the Securities Exchange Act of 1934, as amended, in October 2008.  Once final approval is received from the SEC, the Company intends to distribute a definitive Information Statement to all holders of its common stock and to effect the Reverse/Forward Stock Split 20 days following distribution of the Information Statement to its stockholders.

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7.  Reverse/Forward Stock Split and Going Private Transaction (continued)

The anticipated result of the Reverse Stock Split will be to reduce the number of the Company’s stockholders of record to fewer than 300.  Thereafter, the Company intends to cease filing periodic reports with the SEC following consummation of the Reverse/Forward Stock Split in accordance with the rules and regulations of the SEC.

The Board of Directors approved the Reverse/Forward Stock Split based on the recommendation of a Special Committee of the Board comprised of independent directors and its determination that the Company achieves few of the benefits of public ownership because, among other things, of a lack of an active trading market for its common stock while remaining burdened with the significant and increasing costs of being a publicly held company.

The special committee and the Board have retained the right to change the ratio of the Reverse/Forward Stock Split, or to abandon the Reverse/Forward Stock Split, if either the special committee or the Board believes that the Reverse/Forward Stock Split is no longer in the Company’s best interests or the best interests of the Company’s stockholders.

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